Exhibit 10.1

AMENDMENT TO THE CONTRACT BETWEEN
ADMINISTRACIÓN DE SEGUROS DE SALUD DE PUERTO RICO (ASES) and TRIPLE-S SALUD, INC.

to

ADMINISTER THE PROVISION OF PHYSICAL
AND BEHAVIORAL HEALTH SERVICES UNDER THE GOVERNMENT HEALTH

PLAN

CONTRACT NUMBER: 2015-000087I

THIS AMENDMENT TO THE CONTRACT BETWEEN ADMINISTRACIÓN DE SEGUROS DE SALUD DE PUERTO RICO (ASES) AND TRIPLE-S SALUD, INC. FOR THE PROVISION OF PHYSICAL AND BEHAVIORAL HEALTH SERVICES UNDER THE GOVERNMENT
HEALTH PLAN WITHIN THE METRO NORTH AND WEST SERVICE REGIONS (the
“Amendment”) is by and between Triple-S Salud, Inc. (“the Contractor”), an insurance company duly organized and authorized to do business under the laws of the Commonwealth of Puerto Rico, with employer identification number 66-0555677 and the Puerto Rico Health Insurance
Administration (Administración de Seguros de Salud de Puerto Rico, hereinafter referred to as “ASES” or “the Administration”), a public corporation of the Commonwealth of Puerto Rico, with employer identification number 66-0500678.

WHEREAS, the Contractor and ASES executed a Contract for the provision of Physical Health and  Behavioral Health Services under the Government Health Plan within the Metro North and West Service Regions of the Commonwealth of Puerto Rico, on December 3rd, 2015 (hereinafter referred to as the “Contract”);

WHEREAS, the Contract provides, pursuant to Section 21.6, that ASES is granted the option to renew the Contract for an additional term of up to one (1) fiscal year, beginning on July 1, 2017 to June 30, 2018;

WHEREAS, ASES has exercised, through this Amendment and through previously executed agreements by the Parties to extend the Contract beyond its original expiration date of June 30, 2017 (the “Agreed Extensions”), the option to renew the Contract for an additional term of one (1) fiscal year;

WHEREAS, the Contract also provides, pursuant to Article 55, that the Parties may amend such Contract by mutual written consent; and

WHEREAS, all provisions of the Contract will remain in full force and effect as described therein, except as otherwise provided in this Amendment and the Agreed Extensions.

NOW, THEREFORE, and in consideration of the mutual promises herein contained and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree to clarify and/or amend the Contract as follows:

I.	RENEWAL OF CONTRACT

ASES has exercised its option to renew of the Contract for an additional one (1) fiscal year term, which shall begin on July 1, 2017 and end at midnight on June 30, 2018, in accordance with Section 21.6 of the Contract.

II.	DISCONTINUATION OF HIGH UTILIZERS PROGRAM

The Parties agree that the High Utilizers Program operated by the Contractor will be discontinued for the July 1, 2017 to June 30, 2018 renewal term.

III.	AMENDMENTS

1.	Immediately following Section 1.1.6, a new Section 1.1.7 shall be inserted stating as follows:

1.1.7 Pursuant to 42 CFR 438.602(i), the Contractor shall not be located outside of the United States.

2.	The following definitions in Article 2 shall be amended as follows:

Adverse Benefit Determination: The denial or limited authorization of a requested service, including the type or level of service; the reduction, suspension, or termination of a previously authorized service, requirements for medical necessity appropriateness, setting or effectiveness of a covered benefit; the denial, in whole or part, of payment for a service (including in circumstances in which an Enrollee is forced to pay for a service; the failure to provide services in a timely manner (within the timeframes established by this Contract or otherwise established by ASES); the failure of the Contractor to act within the timeframes provided in 42 CFR 438.408(b); or the denial of an Enrollee’s request to dispute a financial liability, including cost-sharing, co-payments, premiums, deductibles, coinsurance, and other Enrollee financial liabilities. For a resident of a rural area, the denial of an Enrollee's request to exercise his or her right, under 42 CFR 438.52(b)(2)(ii), to obtain services outside the network.

Emergency Medical Condition: As defined in 42 C.F.R. 438.114, a medical or Behavioral Health condition, regardless of diagnosis or symptoms, manifesting itself in acute symptoms of sufficient severity (including severe pain) that a prudent layperson, who possesses an average knowledge of health and medicine, could reasonably expect the absence of immediate medical attention to result in placing the health of the individual (or, with respect to a pregnant woman, the health of the woman or her unborn child) in serious jeopardy, serious impairments of bodily functions, serious dysfunction of any bodily organ or part, serious harm to self or other due to an alcohol or drug abuse emergency, serious injury to self or bodily harm to others, or the lack of adequate time for a pregnant women having contractions to safely reach a another hospital before delivery.  The Contractor may not impose limits on what constitutes an Emergency Medical Condition based only, or exclusively, on diagnoses or symptoms.

Emergency Services: As defined in 42 CFR 438.114, any Physical or Behavioral Health Covered Services (as described in Section 7.5.9) furnished by a qualified Provider in an emergency room that are needed to evaluate or stabilize an Emergency Medical Condition or a Psychiatric Emergency that is found to exist using the prudent layperson standard.

Excess Profit: The excess over two point five percent (2.5%) of the annual profit before income taxes as reported in the audited financial statements for the period of July 1, 2017 to June 30, 2018. Excess Profits are to be shared between the Contractor or the Subcontractors and ASES, as provided in Sections 22.1.18 and 22.1.19.

Overpayment: Any funds that a person or entity receives which that person or entity is not entitled to under Title XIX of the Social Security Act. Overpayments shall not include funds that have been subject to a payment suspension or that have been identified as a Third Party Liability as set forth in Section 23.4.

Performance Improvement Projects (PIPs): Projects consistent with 42 CFR 438.330.

Primary Care: All health care services and laboratory services customarily furnished by or through a general practitioner, family physician, internal medicine physician, obstetrician/gynecologist, pediatrician, or other licensed practitioner as authorized by ASES, to the extent the furnishing of those services is legally authorized where the practitioner furnishes them.

Subcontractor: Any organization or person, including the Contractor’s parent, subsidiary or Affiliate, who has a contract or written arrangement with the Contractor to provide any function or service for the Contractor specifically related to securing or fulfilling the Contractor’s obligations to the Commonwealth under the terms of this Contract. Subcontractors do not include Providers unless the Provider is responsible for services other than providing Covered Services pursuant to a Provider participation agreement.

3.	The following definitions in Article 2 shall be inserted as follows:

Formulary of Medications Covered (“FMC”):  A published subset of pharmaceutical products used for the treatment of physical and Behavioral Health conditions developed by the PPA after clinical recommendations from the Pharmacy and Therapeutics (P&T) Committee and financial review from the Pharmacy Benefits Financial Committee.

List of Medications by Exception (“LME”):  List of medications that are not included in the FMC, but that have been evaluated and approved by ASES’s Pharmacy and Therapeutics (P&T) Committee to be covered only through an exception process if certain clinical criteria are met. Covered outpatient drugs that are not included on the LME may still be covered under an Exception Request in compliance with Section 7.5.12.10.1.2, unless statutorily excluded.

4.	The definition of Preferred Drug List (“PDL”) in Article 2 shall be deleted in its entirety. The acronym of PDL in Article 3 shall be deleted in its entirety.

5.	The following acronyms in Article 3 shall be inserted as follows:

FMC	Formulary of Medications Covered
LME	List of Medications by Exception

6.	The following acronyms in Article 3 shall be amended as follows:

QIP	Quality Incentive Program
US or USA	United States of America

7.	All subsequent references within the Contract to the following defined terms and acronyms shall be replaced as follows, unless otherwise stated in this Amendment:

a.	All references to the defined term “Action” shall be deleted and replaced with the defined term “Adverse Benefit Determination.”

b.
All references to the defined term “Preferred Drug List” shall be deleted and replaced with the defined term “Formulary of Medications Covered.”  All references to the acronym “PDL” shall be deleted and replaced with the acronyms

“FMC.”

c.	All references to the defined term “Master Formulary” shall be deleted and replaced with the defined term “List of Medications by Exception” or the acronym “LME.”

d.	All references to the former “Quality Improvement Procedure” shall be deleted and replaced with “Quality Incentive Program.”

8.	Section 4.5.1 shall be amended and replaced in its entirety as follows:

4.5.1
ASES shall conduct readiness reviews of the Contractor’s operations three (3) months before the start of a new managed care program and when the Contractor will provide or arrange for the provision of covered benefits to new eligibility groups.  Such review will include, at a minimum, one (1) on-site review, at dates and times to be determined by ASES.  These reviews may include, but are not limited to, desk and on-site reviews of documents provided by the Contractor, walk-through(s) of the Contractor’s facilities, Information System demonstrations, and interviews with the Contractor’s staff. ASES will conduct the readiness review to confirm that the Contractor is capable and prepared to perform all Administrative Functions and to provide high-quality services to GHP Enrollees.

9.	Section 4.5.3.12 shall be amended and replaced in its entirety as follows:

4.5.3.12	Financial management, including financial reporting and monitoring and financial solvency;

10.	Section 4.5.3.14 shall be amended and replaced in its entirety as follows:

4.5.3.14
Information Systems management, including claims management, encounter data and enrollment information management, systems performance, interfacing capabilities, and security management functions and capabilities; and

11.	Section 5.2.1.1 shall be amended and replaced in its entirety as follows:

5.2.1.1
The Contractor shall accept all Potential Enrollees into its Plan without restrictions.  The Contractor shall not discriminate against individuals eligible to enroll on the basis of religion, race, color, national origin, sex,  sexual orientation, gender identity, or disability, and will not use any policy or practice that has the effect of discriminating on the basis of religion, race, color, national origin, sex, sexual orientation, gender identity, or disability on the basis of health, health status, pre-existing condition, or need for health care services.

12.	Section 5.2.2 shall be amended and replaced in its entirety as follows:

5.2.2	Effective Date of Enrollment

5.2.2.1
Except as provided below, Enrollment, whether chosen or automatic, will be effective (hereinafter referred to as the “Effective Date of Enrollment”) the same date as the period of eligibility specified on the MA-10.

5.2.2.2
Effective Date of Enrollment for Newborns. The Effective Date of Enrollment for Medicaid and CHIP Eligible newborns is the date of his or her birth. The Effective Date of Enrollment for Commonwealth Population newborns is the date the newborn is registered with the Puerto Rico Medicaid Program. A newborn shall be Auto-Enrolled pursuant to the procedures set forth in Section 5.2.6.

5.2.2.3
Re-Enrollment Policy and Effective Date of Re-Enrollment for Mothers Who are Minor Dependents.  In the event that a female Enrollee who is included in a family group for coverage under the GHP as a Dependent child becomes pregnant, the Enrollee shall be referred to the Puerto Rico Medicaid Program.  She will effectively establish a new family with the diagnosis of her pregnancy and will become the Contact Member of the new family.  The eligibility period of the new family will begin on the date of the first diagnosis of the pregnancy, and the Enrollee shall be AutoEnrolled, effective as of this date.  The mother shall be Auto-Assigned to the PMG and PCP to which she was assigned before the Re-Enrollment.

5.2.2.4
Effective Date of Re-Enrollment for Enrollees Who Lose Eligibility. If an Enrollee who is a Medicaid- or - CHIP Eligible Person or member of the Commonwealth Population loses eligibility for the GHP for a period of two (2) months or less, Enrollment in the Contractor’s Plan shall be reinstated.  Upon notification from ASES of the Recertification, the Contractor shall Auto-Enroll the person, with Enrollment effective as of the eligibility period specified on the MA-10.

13.	Section 5.2.4.2 shall be amended and replaced in its entirety as follows:

5.2.4.2
The Auto-Enrollment process will include Auto-Assignment of a PMG and a PCP (see Section 5.4 of this Contract).  A new Enrollee who is a Dependent of a current GHP Enrollee (the “Contact Member’) shall be automatically assigned to the same PMG as his or her Contact Member, as identified by the Contact Member number.

14.	Section 5.2.5.2 shall be amended and replaced in its entirety as follows:

5.2.5.2
Once the Enrollee calls or visits the Contractor’s office to execute the right of changing the assigned PMG, PCP, or both, the Contractor shall request that the Enrollee select a new PMG and PCP.  During the visit or call, the Contractor shall issue to the Enrollee an Enrollee ID Card and a notice of Enrollment, as well as an Enrollee Handbook and Provider Directory either in paper or electronic form, subject to requirements of Sections 6.9.8 and 6.9.9; or, such notice of Enrollment, an ID Card, a Handbook, and a Provider Directory may be sent to the Enrollee via surface mail or electronically, subject to the requirements of Sections 6.9.8 and 6.9.9 within five (5) Business Days of the Enrollee’s request to change the Auto-Enrollment assignments.

15.	Immediately following Section 5.2.5.3, a new Section 5.2.2.3.1 shall be inserted stating as follows:

5.2.5.3.1
All Enrollees must also be notified at least annually of their disenrollment rights as set forth in Section 5.3 and 42 CFR 438.56.  Such notification must clearly explain the process for exercising this disenrollment right, as well as the alternatives available to the Enrollee based on their specific circumstance.

16.	Section 5.2.6.4 shall be amended and replaced in its entirety as follows:

5.2.6.4
If the mother has not made a PCP and PMG selection at the time of the child’s birth, the Contractor shall, within one (1) Business Day of the birth, auto-assign the newborn to a PCP who is a pediatrician and to the Contact Member’s PMG.

17.	Section 5.3.3.3 shall be amended and replaced in its entirety as follows:

5.3.3.3	If what would otherwise be the Effective Date of Disenrollment under this Section 5.3.3 falls:

5.3.3.3.1
When the Enrollee is an inpatient at a hospital, ASES shall postpone the Effective Date of Disenrollment so that it occurs on the last day of the month in which the Enrollee is discharged from the hospital, or the last day of the month following the month in which Disenrollment would otherwise be effective, whichever occurs earlier;

5.3.3.3.2
During a month in which  a Medicaid, CHIP or Commonwealth Enrollee is pregnant, or on the date the pregnancy ends, ASES shall postpone the Effective Date of Disenrollment so that it occurs on the last day of the month in which the 60-day post-partum period ends;

5.3.3.3.3
When the Enrollee is in the process of appealing a Disenrollment though either the Grievance System, ASES’s Administrative Law Hearing process, or the Puerto Rico Medicaid Department’s dedicated hearing process on Disenrollments, as applicable, then ASES shall postpone the Effective Date of Disenrollment until a decision is rendered after the hearing;  or

5.3.3.3.4	During a month in which an Enrollee is diagnosed with a Terminal Condition, ASES shall postpone the Effective Date of Disenrollment so that it occurs on the last day of the following month.

18.	Immediately following Section 5.3.5, a new Section 5.3.5.1 shall be inserted stating as follows, and the remaining Section 5.3.5 shall be renumbered accordingly, including any references thereto:

5.3.5.1
All Enrollees must be notified at least annually of their disenrollment rights as set forth in Section 5.3 and 42 CFR 438.56.  Such notification must clearly explain the process for exercising this disenrollment right, as well as the coverage alternatives available to the Enrollee based on their specific circumstance.

19.	Original Section 5.3.5.2, renumbered by this Amendment as 5.3.5.3, shall be amended and replaced in its entirety as follows:

5.3.5.3
An Enrollee may request Disenrollment from the Contractor’s Plan without cause during the ninety (90) Calendar Days following the Effective Date of Enrollment with the Plan or the date that the Contractor sends the Enrollee notice of the Enrollment, whichever is later.  An Enrollee may request Disenrollment without cause every twelve (12) months thereafter or if, upon automatic re-enrollment of an Enrollee disenrolled solely because he or she loses eligibility for a period of two (2) months or less, the temporary loss of Medicaid eligibility has caused the Enrollee to miss the annual disenrollment opportunity.  In addition, an Enrollee may request Disenrollment without cause in the event that ASES notifies the Enrollee that ASES has imposed or intends to impose on the Contractor the intermediate sanctions set forth in 42 CFR 438.702(a)(3).

20.
Immediately following Original Section 5.3.5.3.1, renumbered by this Amendment as 5.3.5.4.1, a new Section 5.3.5.4.2 shall be inserted stating as follows, and the remaining Section 5.3.5.4 shall be renumbered accordingly, including any references thereto:

5.3.5.4.2	The Contractor’s Plan does not, due to moral or religious objections, cover the health service the Enrollee seeks.

21.	Original Section 5.3.5.4, renumbered by this Amendment as 5.3.5.5, shall be amended and replaced in its entirety as follows:

5.3.5.5
If the Contractor fails to refer a Disenrollment request within the timeframe specified in Section 5.3.3, or if ASES fails to make a Disenrollment determination so that the Enrollee may be disenrolled by the first day of the second month following the month when the Disenrollment request was made, per Section 5.3.3, the Disenrollment shall be deemed approved for the effective date that would have been established had ASES or the Contractor complied with Section 5.3.3.

22.	Section 5.3.8.2 shall be amended and replaced in its entirety as follows:

5.3.8.2	The Contractor shall notify the Puerto Rico Medicaid Program Immediately when the Enrollment database is updated to reflect a change in the place of residence of an Enrollee or an Enrollee’s death.

23.	Section 6.1.1 shall be amended and replaced in its entirety as follows:

6.1.1	The Contractor shall have policies and procedures, prior approved by ASES and submitted in accordance with Attachment 12, that explain how it will ensure that Enrollees and Potential Enrollees:

6.1.1.1	Are aware of their rights and responsibilities;

6.1.1.2	How to obtain physical and Behavioral Health Services;

6.1.1.3	What to do in an emergency or urgent medical situation;

6.1.1.4	How to request a Grievance, Appeal, or Administrative Law Hearing;

6.1.1.5	How to report suspected Incident of Fraud, Waste, and Abuse;

6.1.1.6	Have basic information on the basic features of managed care; and

6.1.1.7	Understand the MCO’s responsibilities to coordinate Enrollee care.

24.	Section 6.1.2 shall be amended and replaced in its entirety as follows:

6.1.2
The Contractor’s informational materials must convey to Enrollees and Potential Enrollees that GHP is an integrated program that includes both physical and Behavioral Health Services, and must also explain the concepts of Primary Medical Groups and Preferred Provider Networks.

25.	Immediately following Section 6.1.6, a new Section 6.1.7 shall be inserted stating as follows:

6.1.6	The Contractor shall use the definitions for managed care terminology set forth by ASES in all of its written and verbal communications with Enrollees, in accordance with 42 CFR 438.10(c)(4)(i).

26.	Section 6.2.4.3 shall be amended and replaced in its entirety as follows:

6.2.4.3
Standard letters and notifications, such as the notice of Enrollment required in Section 5.2.5.3, the notice of Redetermination required in Section 5.2.7.1, and the notice of Disenrollment required in Section 5.3.2.  The Contractor shall use model Enrollee notices developed by ASES.

27.	Section 6.3.2 shall be amended and replaced in its entirety as follows:

6.3.2
The Contractor shall make all written materials available through auxiliary aids and services or alternative formats, and in a manner that takes into consideration the Enrollee’s or Potential Enrollee’s special needs, including Enrollees and Potential Enrollees who are visually impaired or have limited reading proficiency.  The Contractor shall notify all Enrollees and Potential Enrollees that Information is available in alternative formats, and shall instruct them on how to access those formats.  Consistent with Section 1557 of PPACA and 42 C.F.R. 438.10(d)(3), all written materials must also include taglines in the prevalent languages, as well as large print, with a font size of no smaller than 18 point, to explain the availability of written and oral translation to understand the Information provided and the toll-free and TTY/TDY telephone number of the GHP Service Line.

28.	Section 6.3.3 shall be amended and replaced in its entirety as follows:

6.3.3
Once an Enrollee has requested a written material in an alternative format or language, the Contractor shall at no cost to the Enrollee or Potential Enrollee (i) make a notation of the Enrollee or Potential Enrollee’s preference in the Contractor’s system and (ii) provide all subsequent written materials to the Enrollee or Potential Enrollee in such format unless the Enrollee or Potential Enrollee requests otherwise.

29.	Section 6.3.4 shall be amended and replaced in its entirety as follows:

6.3.4
Except as provided in Sections 1.1.5 and 6.4 (Enrollee Handbook) and subject to Section 6.3.8, the Contractor shall make all written information available in Spanish on other applicable Prevalent Non-English Language, as defined in Section 6.3.8 below, with a language block in English, explaining that (i) Enrollees may access an English translation of the Information if needed, and (ii) the Contractor will provide oral interpretation services into any language other than Spanish or English, if needed.  Such translation or interpretation shall be provided by the Contractor at no cost to the Enrollee. The language block and all other content shall comply with 42 CFR 438.10(d)(2) and Section 1557 of PPACA.

30.	Section 6.3.5 shall be amended and replaced in its entirety as follows:

6.3.5
If oral interpretation services are required in order to explain the Benefits covered under the GHP to a Potential Enrollee who does not speak either English or Spanish, the Contractor must, at its own cost, make such services available in a third language, in compliance with 42 CFR 438.10(d)(4).

31.	Section 6.3.8 shall be amended and replaced in its entirety as follows:

6.3.8
Within ninety (90) Calendar Days of a notification from ASES that ASES has identified a Prevalent Non-English Language other than Spanish or English (with “Prevalent Non-English Language” defined as a language that is the primary language of more than five percent (5%) of the population of Puerto Rico), all written materials provided to Enrollees and Potential Enrollees shall be translated into and made available in such language.

32.	Section 6.4.1 shall be amended and replaced in its entirety as follows:

6.4.1
The Contractor shall produce at its sole cost, and shall mail or make electronically available, subject to the requirements of Section 6.9.8 and 6.9.9, to all new Enrollees, an Enrollee Handbook including information on physical health, Behavioral Health, and all other Covered Services offered under the GHP.    The Contractor shall distribute the Handbook either simultaneously with the notice of Enrollment referenced in Section 5.2.5.3 or within five (5) Calendar Days of sending the notice of Enrollment via surface mail.

33.	Section 6.4.3 shall be amended and replaced in its entirety as follows:

6.4.3	The Contractor shall either:

6.4.3.1
Mail or make electronically available, subject to the requirements of Sections 6.9.8 and 6.9.9, to all Enrollees an Enrollee Handbook on at least an annual basis, after the initial distribution of the Handbook at Enrollment; or

6.4.3.2
At least annually, as required by 42 CFR 438.10, mail or make electronically available, subject to the requirements of Sections 6.9.8 and 6.9.9, to all Enrollees a Handbook supplement that includes Information on the following:

6.4.3.2.1	The Contractor’s service area;

6.4.3.2.2	Benefits covered under the GHP;

6.4.3.2.3	Any cost-sharing imposed by the Contractor; and

6.4.3.2.4	To the extent available, quality and performance indicators, including Enrollee satisfaction.

6.4.3.3
The Contractor is not required to mail an Enrollee Handbook to an Enrollee who may have been disenrolled and subsequently reenrolled if Enrollee was provided a Enrollee Handbook within the past year.  The Contractor is also not required to mail an Enrollee Handbook to new Enrollees under the age of twenty-one (21) if an Enrollee Handbook has been mailed within the past year to a member of that Enrollee’s household.  However, this exception does not apply to pregnant Enrollees under the age of twenty-one (21).

34.	Section 6.4.5.9 shall be amended and replaced in its entirety as follows:

6.4.5.9
Information on the amount, duration and scope of Benefits and Covered Services, including how the scope of Benefits and services differs between Medicaid- and CHIP Eligibles and Other Eligible Persons.  This must include Information on the EPSDT Benefit and how Enrollees under the age of twentyone (21) and entitled to the EPSDT Benefit may access component services;

35.	Section 6.4.5.12 shall be amended and replaced in its entirety as follows:

6.4.5.12	An explanation of any service limitations or exclusions from coverage, including any restrictions on the Enrollee’s freedom of choice among network Providers;

36.	Section 6.4.5.27.3.2 shall be amended and replaced in its entirety as follows:

6.4.5.27.3.2	No Co-Payments shall be charged for Medicaid and CHIP children under twenty-one (21) years under any circumstances.

37.	Section 6.4.5.29.9 shall be amended and replaced in its entirety as follows:

6.4.5.29.9
Information on the family planning services and supplies, including the extent to which, and how, Enrollees may obtain such services or supplies from out-of-network providers, and that an Enrollee cannot be required to obtain a referral before choosing a family planning Provider.

38.	Immediately following Section 6.4.5.29.9, new Sections 6.4.5.29.10 and 6.4.5.29.11 shall be inserted stating as follows:

6.4.5.29.10	Information on non-coverage of counseling or referral services based on Contractor’s moral or religious objections, as specified in Section 7.13 and how to access these services from ASES; and

6.4.5.29.11	Instructions on how to access oral or written translation services, Information in alternative formats, and auxiliary aids and services, as specified in Sections 6.3 and 6.11.

39.	Section 6.5.1.16 shall be amended and replaced in its entirety as follows:

6.5.1.16
Only be responsible for cost-sharing in accordance with 42 CFR 447.50 through 42 CFR 447.82 and as permitted by the Puerto Rico Medicaid and CHIP State Plans and Puerto Rico law as applicable to the Enrollee.

40.	Section 6.6.1 shall be amended and replaced in its entirety as follows:

6.6.1
The Contractor shall develop, maintain, and mail or make electronically available, subject to the requirements of Sections 6.9.8 and 6.9.9 to all new Enrollees a Provider Directory that includes Information on both physical and Behavioral Health Providers under the GHP.   The Contractor shall distribute the Provider Directory, within five (5) Calendar Days of sending the notice of Enrollment referenced in Section 5.2.5.3.

6.6.1.1
The Contractor is not required to mail a Provider Directory to an Enrollee who may have been disenrolled and subsequently reenrolled if Enrollee was provided a Provider Directory within the past year.  The Contractor is also not required to mail a Provider Directory to new Enrollees under the age of twenty-one (21) if a Provider Directory has been mailed within the past year to a member of that Enrollee’s household.  However, this exception does not apply to pregnant Enrollees under the age of twentyone (21).

41.	Section 6.6.2 shall be amended and replaced in its entirety as follows:

6.6.2	The Contractor shall update the paper Provider Directory once a month and distribute it to Enrollees upon Enrollee request.

42.	Section 6.6.3 shall be amended and replaced in its entirety as follows:

6.6.3	The Contractor shall make the Provider Directory available on its website in a machine readable file and format as specified by CMS.

43.	Section 6.6.4 shall be amended and replaced in its entirety as follows:

6.6.4
The Provider Directory shall include the names, provider group affiliations, locations, office hours, telephone numbers, websites, cultural and linguistic capabilities, completion of Cultural Competency training, and accommodations for people with physical disabilities of current Network Providers.  This includes, at a minimum, Information sorted by Service Region on PCPs, specialists, dentists, FQHCs and RHCs, Behavioral Health Providers, and pharmacies in each Service Region, hospitals, including locations of emergency settings and Post-Stabilization Services, with the name, location, hours of operation, and telephone number of each facility/setting.  The Provider Directory shall also identify all Network Providers that are not accepting new patients. Any subcontractors of ASES, such as the PBM, will collaborate with the Contractor to provide information in a format mutually agreed upon for the generation of the Provider Directory.

44.	Section 6.7.2.10 shall be amended and replaced in its entirety as follows:

6.7.2.10
The applicable Co-Payment levels for various services outside the Enrollee’s PPN and the assurance that no Co-Payment will be charged for a Medicaid Eligible Person and for CHIP children under twenty-one (21) years under any circumstances;

45.	Immediately following Section 6.9.7, new Sections 6.9.8 and 6.9.9 shall be inserted stating as follows:

6.9.8
Any Enrollee Information required under 42 CFR 438.10, including the Enrollee Handbook, Provider Directory, and Enrollee notices, may not be provided electronically or on the Contractor’s website unless such Information (1) is readily accessible, (2) is placed on the Contractor’s website in a prominent location, (3) is provided in a form that can be electronically retained and printed, and (4) includes notice to the Enrollee that the Information is available in paper form without charge and can be provided upon request within five (5) Business Days.

6.9.9
The Enrollee Handbook and Provider Directory may be provided electronically instead of paper form if all required elements of Section 6.9.8 are satisfied.  However, the Contractor must provide the Enrollee Handbook and Provider Directory in paper form upon request by the Enrollee at no charge and within five (5) Business Days.  If the Enrollee Handbook is provided by e-mail, the Contractor must first obtain the Enrollee’s agreement to receive the Enrollee Handbook by e-mail.  If the Enrollee Handbook is posted on the Contractor’s website, the Contractor must first advise the Enrollee in paper or electronic form that the information is available on the internet, and must include the applicable website address, provided that Enrollees with disabilities who cannot access this information online are provided auxiliary aids and services upon request and at no cost.

46.	Section 6.10.1 shall be amended and replaced in its entirety as follows:

6.10.1
In accordance with 42 CFR 438.206, the Contractor shall have a comprehensive written Cultural Competency plan describing how the Contractor will ensure that services are provided in a culturally competent manner to all Enrollees.  The Cultural Competency plan must describe how the Providers, individuals, and systems within the Contractor’s Plan will effectively provide services to people of all diverse cultural and ethnic backgrounds, disabilities, and regardless of gender, sexual orientation, gender identity, or religion in a manner that recognizes values, affirms, and respects the worth of the individual Enrollees and protects and preserves the dignity of each individual.

47.	Section 6.11.1 shall be amended and replaced in its entirety as follows:

6.11.1
The Contractor shall provide oral interpreter services to any Enrollee or Potential Enrollee who speaks any language other than English or Spanish as his or her primary language, regardless of whether the Enrollee or Potential Enrollee speaks a language that meets the threshold of a Prevalent Non-English Language.  This also includes the use of auxiliary aids and services such as TTY/TDY and the use of American Sign Language. The Contractor is required to notify its Enrollees of the availability of oral interpretation services and to inform them of how to access oral interpretation services.  There shall be no charge to an Enrollee or Potential Enrollee for interpreter services or other auxiliary aids.

48.	Section 6.14.1 shall be amended and replaced in its entirety as follows:

6.14.1	Prohibited Activities. The Contractor is prohibited from engaging in the following activities:

6.14.1.1	Directly or indirectly engaging in door-to-door, telephone, e-mail, texting or other Cold-Call Marketing activities;

6.14.1.2	Offering any favors, inducements or gifts, promotions, or other insurance products that are designed to induce Enrollment in the Contractor’s Plan;

6.14.1.3
Distributing plans and materials that contain statements that ASES determines are inaccurate, false, or misleading.  Statements considered false or misleading include, but are not limited to, any assertion or statement (whether written or oral) that the Contractor’s plan is endorsed by the Federal Government or Commonwealth, or similar entity;

6.14.1.4	Distributing materials that, according to ASES, mislead or falsely describe the Contractor’s Provider Network, the participation or availability of Network Providers, the qualifications and skills of Network Providers (including their bilingual skills); or the hours and location of network services;

6.14.1.5	Seeking to influence Enrollment in conjunction with the sale or offering of any private insurance; and

6.14.1.6	Asserting or stating in writing or verbally that the Enrollee or Potential Enrollee must enroll in the Contractor’s plan to obtain or retain Benefits.

49.	Section 7.1.4.1 shall be amended and replaced in its entirety as follows:

7.1.4.1
The Enrollee paid the Provider for the service. This rule does not apply in circumstances where a Medicaid or CHIP Eligible Enrollee incurs out-ofpocket expenses for Emergency Services provided in the other USA jurisdictions. In such a case, the expenses will be reimbursed under the GHP; or

50.	Section 7.5.2.1.19 shall be amended and replaced in its entirety as follows:

7.5.2.1.19
Organ and tissue transplants, except skin, bone and corneal transplants.  Such skin, bone and corneal transplants shall be covered only in accordance with ASES’s written standards providing for similarly situated individuals to be treated alike, and, for any restriction on facilities or practitioners providing such services, to be consistent with the accessibility of high quality care to Enrollees; and

51.	Section 7.5.7.11 shall be amended and replaced in its entirety as follows:

7.5.7.11
The Contractor shall be responsible for timely payment for emergency transportation services in the other USA jurisdictions for Enrollees who are Medicaid or CHIP Eligibles, if the emergency transportation is associated with an Emergency Service in the other USA jurisdictions covered under Section 7.5.9.3.1.2 of this Contract.  If, in an extenuating circumstance, a Medicaid or CHIP Eligible Enrollee incurs out-of-pocket expenses for emergency transportation services provided in the other USA jurisdictions, the Contractor shall reimburse the Enrollee for such expenses in a timely manner, and the reimbursement shall be considered a Covered Service.

52.	Section 7.5.8.4.7 shall be amended and replaced in its entirety as follows:

7.5.8.4.7
Other FDA approved contraceptive medications or methods not covered by sections 7.5.8.4.5 or 7.5.8.4.6 of the Contract, when it is Medically Necessary and approved through a Prior Authorization or through an exception process and the prescribing Provider can demonstrate at least one of the following situations:

7.5.8.4.7.1	Contra-indication with drugs that are in the FMC or LME that the Enrollee is already taking, and no other methods available in the FMC or LME that can be used by the Enrollee.

7.5.8.4.7.2	History of adverse reaction by the Enrollee to the contraceptive methods covered as specified by ASES; or

7.5.8.4.7.3	History of adverse reaction by the Enrollee to the contraceptive medications that are on the FMC or LME.

53.	Immediately following Section 7.5.8.4.7.3, a new Section 7.5.8.5 shall be inserted stating as follows:

7.5.8.5
Maternity services, including family planning and postpartum services, must be covered for a sixty (60) day period, beginning on the day the pregnancy ends.  These services will also be covered for any remaining days in the month in which the sixtieth (60th) day falls.

54.	Section 7.5.9.1 shall be amended and replaced in its entirety as follows:

7.5.9.1
The Contractor shall cover and pay for Emergency Services where necessary to treat an Emergency Medical Condition or a Psychiatric Emergency.  The Contractor shall ensure that Medical and Psychiatric Emergency Services are available twenty-four (24) hours a day, seven (7) days per Week.  The Contractor shall ensure that emergency rooms and other Providers qualified to furnish Emergency Services have appropriate personnel to provide physical and Behavioral Health Services. All Emergency Services must be billed appropriately to the Contractor based on the applicable treatment and site of care.  No Prior Authorization will be required for Emergency Services, and the Contractor shall not deny payment for treatment if a representative of the Contractor instructed the Enrollee to seek Emergency Services.

55.	Section 7.5.9.2 shall be amended and replaced in its entirety as follows:

7.5.9.2	Emergency Services shall include, but are not limited to, the following:

7.5.9.2.1	Emergency room visits, including medical attention and routine and necessary services;

7.5.9.2.2	Trauma services;

7.5.9.2.3	Operating room use;

7.5.9.2.4	Respiratory therapy;

7.5.9.2.5	Specialist and sub-specialist treatment when required by the emergency room physician;

7.5.9.2.6	Anesthesia;

7.5.9.2.7	Surgical material;

7.5.9.2.8	Laboratory tests and X-Rays;

7.5.9.2.9	Post-Stabilization Services, as provided in Section 7.5.9.4 below;

7.5.9.2.10	Care as necessary in the case of a Psychiatric Emergency in an emergency room setting;

7.5.9.2.11	Drugs, medicine and intravenous solutions used in the emergency room; and

7.5.9.2.12	Transfusion of blood and blood plasma services, without limitations, including:

7.5.9.2.12.1	Authologal and irradiated blood;

7.5.9.2.12.2	Monoclonal factor IX with a certified hematologist Referral;

7.5.9.2.12.3	Intermediate purity concentrated ant hemophilic factor (Factor VIII);

7.5.9.2.12.4	Monoclonal type anti-hemophilic factor with a certified hematologist’s authorization; and

7.5.9.2.12.5	Activated protrombine complex (Autoflex and Feiba) with a certified hematologist’s authorization.

56.	Section 7.5.9.3 shall be amended and replaced in its entirety as follows:

7.5.9.3	Emergency Services Within and Outside Puerto Rico

7.5.9.3.1	The Contractor shall make Emergency Services available:

7.5.9.3.1.1	For all Enrollees, throughout Puerto Rico, including outside the Contractor’s Service Regions, and notwithstanding whether the Emergency Services Provider is a Network Provider; and

7.5.9.3.1.2
For Medicaid and CHIP Eligibles, in Puerto Rico or in the other USA jurisdictions, when the services are Medically Necessary and could not be anticipated, notwithstanding that Emergency Services Providers outside of Puerto Rico are not Network Providers.  The Contractor shall be responsible for fulfilling payment for Emergency Services rendered in the other USA jurisdictions in a timely manner.  If, in an extenuating circumstance, a Medicaid or CHIP Eligible Enrollee incurs out-of-pocket expenses for Emergency Services provided in the other USA jurisdictions, the Contractor shall reimburse the Enrollee for such expenses in a timely manner, and the reimbursement shall be considered a Covered Service.

7.5.9.3.2
In covering Emergency Services provided by Puerto Rico Providers outside the Contractor’s Network, or by Providers in the other USA jurisdictions, the Contractor shall pay the Provider at least the average rate paid to Network Providers.

57.	Section 7.5.9.4.2 shall be amended and replaced in its entirety as follows:

7.5.9.4.2
An Enrollee who has been treated for an Emergency Medical Condition or Psychiatric Emergency shall not be held liable for any subsequent screening or treatment necessary to stabilize or diagnose the specific condition in order to stabilize the Enrollee.

58.
Immediately following Section 7.5.9.4.3.1, a new Section 7.5.9.4.3.2 shall be inserted stating as follows, and the remaining Section 7.5.9.4.3 shall be renumbered accordingly, including any references thereto:

7.5.9.4.3.2
The Contractor must limit cost-sharing for Post-Stabilization Services upon inpatient admission to Enrollees to amounts no greater than what the Contractor would charge Enrollee if services were obtained through the Contractor’s General Network.

59.	Section 7.5.9.6.2 shall be amended and replaced in its entirety as follows:

7.5.9.6.2	No Co-Payments shall be charged for Medicaid and CHIP children under twenty-one (21) years of age under any circumstances.

60.	Section 7.5.9.7.2 shall be amended and replaced in its entirety as follows:

7.5.9.7.2
The Contractor shall not refuse to cover an Emergency Medical Condition or a Psychiatric Emergency based on the emergency room Provider, hospital, or fiscal Agent not notifying the Enrollee’s PCP or the Contractor of the Enrollee’s screening or treatment within ten (10) Calendar Days following the Enrollee’s presentation for Emergency Services.

61.	Section 7.5.12.1 shall be amended and replaced in its entirety as follows:

7.5.12.1	The Contractor shall provide in accordance with Section 1927 of the Social Security Act pharmacy services under the GHP, including the following:

7.5.12.1.1	All costs related to prescribed medications for Enrollees, excluding the Enrollee’s Co-Payment where applicable;

7.5.12.1.2	Drugs on the Formulary of Medications Covered (FMC);

7.5.12.1.3	Drugs included on the LME, but not in the FMC (through the exceptions process explained in Section 7.5.12.10); and

7.5.12.1.4	In some instances, through the exceptions process, drugs that are not included on either the FMC or the LME.

62.	Section 7.5.12.4.1 shall be amended and replaced in its entirety as follows:

7.5.12.4.1
Consistent with the requirements of Section 1927(d)(5) of the Social Security Act, some or all prescription drugs may be subject to Prior Authorization, which shall be implemented and managed by the PBM or the Contractor, according to policies and procedures established by the ASES Pharmacy and Therapeutic (“P&T”) Committee and decided upon in consultation with the Contractor when applicable.

63.	Section 7.5.12.4.2.1 shall be amended and replaced in its entirety as follows:

7.5.12.4.2.1
The decision whether to grant a Prior Authorization of a prescription must not exceed twenty-four (24) hours from the receipt of the Enrollee’s Service Authorization Request and the standard information needed to make a determination is provided. Such standard information to make a determination includes the following:  the prescription, a supporting statement setting forth the clinical justification and medical necessity for the prescribed medication, and expected duration of treatment, as required by the protocol for the medication. The Contractor shall provide notice on a Prior Authorization request by telephone or other telecommunication device in the required timeframes. In circumstances where the Contractor or the Enrollee’s Provider determines that the Enrollee’s life or health could be endangered by a delay in accessing the prescription drug, the Contractor shall provide at least a seventy-two (72) hour supply of the prescription drug unless the drug is statutorily excluded from coverage under Section 1927(d)(2) of the Social Security Act. In such cases, Prior Authorization must be provided as expeditiously as the Enrollee’s health requires, and no later than within twenty-four (24) hours following the Service Authorization Request.

64.	Section 7.5.12.10.1.2 shall be amended and replaced in its entirety as follows:

7.5.12.10.1.2
The Contractor shall cover a drug that is not included on either the FMC or the LME, only as part of an exceptions process, provided that the drug is being prescribed for a use approved by the FDA or for a medically accepted indication, as defined in Section 1927(k)(6) of the Social Security Act for the treatment of the condition.

65.	Section 7.5.12.10.2 shall be amended and replaced in its entirety as follows:

7.5.12.10.2
In addition to demonstrating that the drug is being prescribed for a medically accepted indication, as defined in Section 1927(k)(6) of the Social Security Act and as referenced in Section 7.5.12.10.1.2 above, a Provider prescribing a drug not on the FMC or LME must provide the Contractor with the necessary medical documentation to demonstrate that:

7.5.12.10.2.1	The drug does not have any bioequivalent on the market; and

7.5.12.10.2.2	The drug is clinically indicated because of:

7.5.12.10.2.2.1
Contra-indication with drugs that are in the FMC or LME that the Enrollee is already taking, and scientific literature’s indication of the possibility of serious adverse health effects related to the taking the drug;

7.5.12.10.2.2.2	History of adverse reaction by the Enrollee to drugs that are on the FMC or LME;

7.5.12.10.2.2.3	Therapeutic failure of all available alternatives on the FMC or LME; or

7.5.12.10.2.2.4	Other special circumstances.

66.	Section 7.5.12.14 shall be amended and replaced in its entirety as follows:

7.5.12.14	Formulary Management Program

7.5.12.14.1
The Contractor shall select two (2) members of its staff to serve on a cross-functional committee, the Pharmacy Benefit Financial Committee, tasked with rebate maximization and/or evaluating recommendations regarding the FMC and LME from the P&T Committee and the PPA and PBM as applicable.  The Pharmacy Benefit Financial Committee will also review the FMC and LME from time to time and evaluate additional recommendations on potential cost-saving pharmacy initiatives, under the direction and approval of ASES.

7.5.12.14.2	The Contractor shall select a member of its staff to serve on a crossfunctional subcommittee tasked with assisting in the evaluation of additional potential cost-saving pharmacy initiatives as needed.

67.	Section 7.5.12.15 shall be amended and replaced in its entirety as follows:

7.5.12.15	Utilization Management and Reports. The Contractor shall:

7.5.12.15.1
Perform drug Utilization reviews that meet the standards established by both ASES and Federal authorities, including the operation of a drug utilization review program as required in 42 CFR Part 456, Subpart K;

7.5.12.15.2	Develop and distribute protocols that will be subject to ASES approval, when necessary; and

7.5.12.15.3	Provide to ASES annually a detailed description of its drug utilization program activities.

68.	Section 7.5.12.16.2 shall be amended and replaced in its entirety as follows:

7.5.12.16.2
The Contractor shall advise Providers that they may not outright deny medication because it is not included on ASES’s FMC or LME.  A medication not on the FMC or LME may be provided through the exceptions process described in Section 7.5.12.10.

69.	Section 7.5.12.17 shall be amended and replaced in its entirety as follows:

7.5.12.17	Cooperation with the Pharmacy Program Administrator (“PPA”)

7.5.12.17.1	The Contractor shall receive updates to the FMC and LME from the PPA. The Contractor shall adhere to these updates.

7.5.12.17.2
Any rebates shall be negotiated by the PPA and retained in their entirety by ASES.  The Contractor shall neither negotiate, collect, nor retain any pharmacy rebate for Enrollee Utilization of brand drugs included on ASES’s FMC or LME.

70.	Immediately following Section 7.5.12.17.2, a new Section 7.5.12.18 shall be inserted stating as follows:

7.5.12.18
Information on Pharmacy Benefits Coverage.  The Contractor shall provide Information on the FMC and LME in electronic or paper form, including which generic or brand medications are covered, and what formulary tier each medication is on.  Drug lists that are published on the Contractor’s website must be in a machine readable file and format as specified by CMS.

71.	Section 7.7.8 shall be amended and replaced in its entirety as follows:

7.7.8
The Contractor shall complete, monitor, and routinely update a treatment plan for each Enrollee who is registered for Special Coverage at least every twelve (12) months, or when the Enrollee’s circumstances or needs change significantly, or at the request of the Enrollee.

7.7.8.1
The treatment plan shall be developed by the Enrollee’s PCP, with the Enrollee’s participation, and in consultation with any specialists caring for the Enrollee.  The Contractor shall require, in its Provider Contracts with PCPs, that Special Coverage registration treatment plans be submitted to the Contractor for review and approval in a timely manner.

72.	Section 7.8.2.3 shall be amended and replaced in its entirety as follows:

7.8.2.3
The Contractor’s Care Management system shall emphasize prevention, continuity of care, and coordination of care, including between settings of care and appropriate discharge planning for short- and long-term hospital and institutional stays.  The system will advocate for, and link Enrollees to, services as necessary across Providers, including community and social support Providers, and settings.  Care Management functions include:

7.8.2.3.1	Assignment of a specific Care Manager to each enrollee qualified for Care Management;

7.8.2.3.2	Management of Enrollee to Care Manager ratios that have been reviewed and approved by ASES;

7.8.2.3.3
Identification of Enrollees who have or may have chronic or severe Behavioral Health needs, including through use of the screening tools MCHAT for the detection of Autism, ASQ, ASQ-SE, Conners Scale (ADHD screen), DAST-10, GAD, and PC-PTSD, and other tools available for diagnosis of Behavioral Health disorders;

7.8.2.3.4
Assessment of an Enrollee’s physical and Behavioral Health needs utilizing a standardized needs assessment within thirty (30) Calendar  Days of Referral to Care Management that has been reviewed and given written approval by ASES.  The Contractor shall also make its best efforts to perform this needs assessment for all new Enrollees within ninety (90) Calendar Days of the Effective Date of Enrollment, and to comply with all other requirements for such assessments set forth in 42 CFR 438.208(b);

7.8.2.3.5	Development of a plan of care within sixty (60) Calendar Days of the needs assessment;

7.8.2.3.6	Referrals and assistance to ensure timely Access to Providers;

7.8.2.3.7	Coordination of care actively linking the Enrollee to Providers, medical services, residential, social, and other support services where deemed necessary;

7.8.2.3.8	Monitoring of the Enrollees needs for assistance and additional services via face-to-face or telephonic contact at least quarterly (based on high- or low-risk;

7.8.2.3.9	Continuity and transition of care; and

7.8.2.3.10
Follow-up and documentation, including the review and/or revision of a plan of care upon reassessment of need, at least every twelve (12) months, or when the Enrollee’s circumstances or needs change significantly, or at the request of the Enrollee.

73.	Section 7.10.1 shall be amended and replaced in its entirety as follows:

7.10.1
In compliance with 42 CFR 438.3 (j)(1) and (2), 42 CFR 422.128(a), 42 CFR 422.128(b), 42 CFR 489.102(a), and Law No. 160 of November 17, 2001, the Contractor shall maintain written policies and procedures for Advance Directives.  Such Advance Directives shall be included in each Enrollee’s Medical Record.  The Contractor shall provide these policies and procedures written at a fourth (4th) grade reading level in English and Spanish to all Enrollees eighteen (18) years of age and older and shall advise Enrollees of:

7.10.1.1	Their rights under the laws of Puerto Rico, including the right to accept or refuse medical or surgical treatment and the right to formulate Advance Directives;

7.10.1.2
The Contractor’s written policies respecting the implementation of those rights, including a statement of any limitation that incorporates the requirements set forth under 42 CFR 422.128(b)(1)(ii) regarding the implementation of Advance Directives as a matter of conscience; and

7.10.1.3	The Enrollee’s right to file Complaints concerning noncompliance with Advance Directive requirements directly with ASES or with the Puerto Rico Office of the Patient Advocate.

74.	Section 7.11.4.2 shall be amended and replaced in its entirety as follows:

7.11.4.2	No Co-Payments shall be charged for Medicaid and CHIP children under twenty-one (21) years of age under any circumstances.

75.	Immediately following Section 7.12.2, new Sections 7.12.3 and 7.12.3.1 shall be inserted stating as follows:

7.12.3
The Contractor must enter into a Coordination of Benefits Agreement with Medicare within sixty (60) days from the Effective Date of the Contract and participate in the automated claims crossover process in order to appropriately allocate reimbursement for Dual Eligible Beneficiaries. Any crossover claims not appropriately reimbursed by the applicable Medicaid program will be considered an Overpayment and shall be reported and returned in accordance with Section 22.1.19.

7.12.3.1
ASES may extend the sixty (60) day time frame set forth in Section 7.12.3 if the Contractor can provide evidence, satisfactory to ASES, that documents the Contractor’s reasonable efforts to enter into a Coordination of Benefits Agreement with Medicare.

76.	Section 7.13.2 shall be amended and replaced in its entirety as follows:

7.13.2
The Contractor shall furnish information about the services it does not cover based on a moral or religious objection to ASES with its GHP Program application.  The Contractor acknowledges that such objections will be factored into the calculation of rates paid to the Contractor and, when made during the course of the Contract period, may serve as grounds for recalculation of the rates paid.

77.	Section 10.3.1.22 shall be amended and replaced in its entirety as follows:

10.3.1.22
Specify that ASES, CMS, the Office of Inspector General, the Comptroller General, the Medicaid Fraud Control Unit, and their designees, shall have the right at any time to inspect, evaluate, and audit any pertinent records or documents, and may inspect the premises, physical facilities, and equipment where activities or work related to the GHP program is conducted.  The right to audit exists for ten (10) years from the final date of the contract period or from the date of completion of any audit, whichever is later;

78.	Section 10.4.3 shall be amended and replaced in its entirety as follows:

10.4.3
The Contractor shall, within fifteen (15) Calendar Days of issuance of a notice of termination to a Provider, provide written notice of the termination to Enrollees who received his or her Primary Care from, or was seen on a regular basis by, the terminated Provider, and shall assist the Enrollee as needed in finding a new Provider.

79.	Section 10.5.1.5 shall be amended and replaced in its entirety as follows:

10.5.1.5
With the exceptions noted below, the Contractor shall negotiate rates with Providers, and such rates shall be specified in the Provider Contract.  Payment arrangements may take any form allowed under Federal law and the laws of Puerto Rico, including Capitation payments, Fee-for-Service payment, and salary, if any, subject to Section 10.6 concerning permitted risk arrangements.  However, the Contractor must consider the use of maximum provider reimbursement rates equaling eighty percent (80%) of the 2016 Medicare fee schedule for the reimbursement of non-facility professional services related to cardiology and nuclear medicine services, and seventy percent (70%) of the 2016 Medicare fee schedule for the reimbursement of non-facility professional services related to all other specialties except radiation oncology, hematology/oncology, urology, interventional radiology and dialysis services.  Any use of the 2016 Medicare fee schedule to set maximum provider reimbursement rates shall not obligate the Contractor to increase current provider reimbursement rates that have been previously negotiated. The Contractor shall inform ASES in writing when it enters any Provider payment arrangement other than Fee-for-Service.

80.	Section 10.5.1.6 shall be amended and replaced in its entirety as follows:

10.5.1.6
Any Capitation payment made by the Contractor to Providers shall be based on sound actuarial methods in accordance with 42 C.F.R. 438.4. The Contractor shall submit data on the basis of which ASES will certify the actuarial soundness of Capitation payments, including the base data generated by the Contractor. All Provider payments by the Contractor shall be reasonable, and the amount paid shall not jeopardize or infringe upon the quality of the services provided.

81.	Section 11.2.5 shall be amended and replaced in its entirety as follows:

11.2.5
If the Contractor delegates any of its utilization management responsibilities under this Section 11.2 or 11.4 to any delegated Utilization Management agent or Subcontractor, such agent or Subcontractor must also comply with written policies and procedures for processing requests for authorizations of services in accordance with 42 CFR 438.210(b)(1).

82.	Section 11.4.1.5 shall be amended and replaced in its entirety as follows:

11.4.1.5
Neither the Contractor nor any Provider or Subcontractor may impose a requirement that Referrals be submitted for the approval of committees, boards, Medical Directors, etc.  The Contractor shall strictly enforce this directive and shall issue Administrative Referrals (see Section 11.4.1.4) whenever it deems medically necessary.

83.	Section 11.4.2.1.1 shall be amended and replaced in its entirety as follows:

11.4.2.1.1
With the exception of Prior Authorization of covered prescription drugs as described in Section 7.5.12.4.2, the decision to grant or deny a Prior Authorization must not exceed seventy-two (72) hours from the time of the Enrollee’s Service Authorization Request for all Covered Services; except that, where the Contractor or the Enrollee’s Provider determines that the Enrollee’s life or health could be endangered by a delay in accessing services, the Prior Authorization must be provided as expeditiously as the Enrollee’s health requires, and no later than twenty-four (24) hours from the Service Authorization Request.

84.	Section 11.4.6.1 shall be amended and replaced in its entirety as follows:

11.4.6.1
Neither a Referral nor Prior Authorization shall be required for any Emergency Service, no matter whether the Provider is within the PPN, and notwithstanding whether there is ultimately a determination that the condition for which the Enrollee sought treatment  from an Emergency Services Provider was not an Emergency Medical Condition or Psychiatric Emergency.

85.	Section 12.1.4 shall be amended and replaced in its entirety as follows:

12.1.4
ASES, in strict compliance with 42 CFR 438.340 and other Federal and Puerto Rico regulations, shall evaluate the delivery of health care by the Contractor. Such quality monitoring shall include monitoring of all the Contractor’s Quality Management/Quality Improvement (“QM/QI”) programs described in this Article 12 of this Contract.

86.	Section 12.2.2 shall be amended and replaced in its entirety as follows:

12.2.2	For Medicaid and CHIP Eligibles, the QAPI program shall be in compliance with Federal requirements specified at 42 CFR 438.330.

87.	Section 12.2.3.1 shall be amended and replaced in its entirety as follows:

12.2.3.1
A method of monitoring, analyzing, evaluating, and improving the delivery, quality and appropriateness of health care furnished to all Enrollees (including over, under, and inappropriate Utilization of services) and including those with special health care needs, as defined by ASES in the quality strategy;

88.	Immediately following Section 12.2.6, a new Section 12.2.7 shall be inserted stating as follows:

12.2.7
As per 42 CFR 438.332(a) and (b), the Contractor shall inform ASES as to whether it has been accredited by a private, independent accrediting entity, and if so, shall provide or authorize the accrediting entity to provide ASES, as applicable, a copy of its most recent accreditation review (including its accreditation status, expiration date of the accreditation, and survey type and level) recommended actions or improvements, corrective action plans, and summaries of findings.

89.	Section 12.3.1 shall be amended and replaced in its entirety as follows:

12.3.1
At a minimum, the Contractor shall have a PIPs work plan and activities that are consistent with Federal and Puerto Rico statutes, regulations, and Quality Assessment and Performance Improvement Program requirements for pursuant to 42 C.F.R. 438.330. For more detailed information refer to the “EQR Managed Care Organization Protocol” available at http://www.medicaid.gov/ Medicaid-CHIP-Program-Information/By-Topics/Quality-of-Care/Quality-ofCare-External- Quality-Review.html.

90.	Section 12.7.1 shall be amended and replaced in its entirety as follows:

12.7.1
In compliance with Federal requirements at 42 CFR 438.358, ASES will contract with an External Quality Review Organization (“EQRO”) to conduct annual, external, independent reviews of the quality outcomes, timeliness of, and Access to, the services covered in this Contract.  The Contractor shall collaborate with ASES’s EQRO to develop studies, surveys, and other analytic activities to assess the quality of care and services provided to Enrollees and to identify opportunities for program improvement.  To facilitate this process the Contractor shall supply Data, including but not limited to Claims Data and Medical Records, to the EQRO. Upon the request of ASES, the Contractor shall provide its protocols for providing Information, participating in review activities, and using the results of the reviews to improve the quality of the services and programs provided to Enrollees.

91.	Section 13.1.2 shall be amended and replaced in its entirety as follows:

13.1.2
For Medicaid and CHIP Eligibles, the Contractor’s internal controls, policies, and procedures shall comply with all Federal requirements regarding Fraud, Waste, and Abuse and program integrity, including but not limited to Sections 1128, 1128A, 1156, 1842(j)(2), and 1902(a)(68) of the Social Security Act, Section 6402(h) of PPACA, 42 CFR 438.608, the CMS Medicaid Integrity program, and the Deficit Reduction Act of 2005.  The Contractor shall exercise diligent efforts to ensure that no payments are made to any person or entity that has been excluded from participation in Federal health care programs.  (See State Medicaid Director Letter #09-001, January 16, 2009.)

92.	Section 13.2.2.2 shall be amended and replaced in its entirety as follows:

13.2.2.2
Require the designation of a compliance officer and a compliance committee that are accountable to the Contractor’s senior management.  The compliance officer must have express authority to provide unfiltered reports directly to the Contractor’s most senior leader and governing body;

93.	Section 13.2.3 shall be amended and replaced in its entirety as follows:

13.2.3
The Contractor, and any Subcontractors delegated the responsibility by the Contractor for coverage of services and payment of claims under this Contract, shall include in all employee handbooks a specific discussion of the False Claims Act and its Fraud, Waste, and Abuse policies and procedures, the rights of employees to be protected as whistleblowers, and the Contractor and Subcontractor’s procedures for detecting and preventing Fraud, Waste, and Abuse.

94.	Section 13.4.1.2.3 shall be amended and replaced in its entirety as follows:

13.4.1.2.3
Any Subcontractor or other person with an employment, consulting, or other arrangement with the Contractor for the provision of items or services that are significant and material the Contractor’s obligations under this Contract.

95.	Section 13.5.3 shall be amended and replaced in its entirety as follows:

13.5.3
The Contractor shall Immediately report to ASES the identity of any Provider or other person who is debarred, suspended, or otherwise prohibited from participating in procurement activities.  ASES shall promptly notify the Secretary of Health and Human Services of the noncompliance, as required by 42 CFR 438.610(d).

96.	Section 14.1.1 shall be amended and replaced in its entirety as follows:

14.1.1
In accordance with 42 CFR Part 438, Subpart F, the Contractor shall establish an internal Grievance System under which Enrollees, or Providers acting on their behalf, may express dissatisfaction with the Contractor or challenge the denial of coverage of, or payment for, Covered Services.

97.	Section 14.1.10 shall be amended and replaced in its entirety as follows:

14.1.10
The Contractor shall include information regarding the Grievance System in the Provider Guidelines and upon joining the Contractor’s Network, all Providers and Subcontractors, as applicable shall receive training and education regarding the Contractor’s Grievance System, which includes but is not limited to:

14.1.10.1	The Enrollee’s right to file Complaints, Grievances and, Appeals and the requirements and timeframes for filing;

14.1.10.2	The Enrollee’s right to file a Complaint, Grievance, or Appeal with the Patient Advocate Office;

14.1.10.3	The Enrollee’s right to an Administrative Law Hearing, how to obtain an Administrative Law Hearing, and representation rules at an Administrative Law Hearing;

14.1.10.4	The availability of assistance in filing a Complaint, Grievance, or Appeal;

14.1.10.5	The toll-free numbers to file oral Complaints, Grievances, and Appeals;

14.1.10.6
The Enrollee’s right to request continuation of Benefits during an Appeal, or an Administrative Law Hearing filing,  and that  if the Contractor’s Adverse Benefit Determination is upheld in an Administrative Law Hearing, the Enrollee may be liable for the cost of any continued Benefits; and

14.1.10.7	Any Puerto Rico-determined Provider Appeal rights to challenge the failure of the Contractor to cover a service.

98.	Section 14.1.14 shall be amended and replaced in its entirety as follows:

14.1.14	The Contractor shall ensure that the individuals who make decisions on Grievances and Appeals are individuals:

14.1.14.1	Who were not involved in any previous level of review or decisionmaking, or who were subordinates of any individual involved in a previous review or decision-making;

14.1.14.2
Who, if deciding any of the following, are Providers who have the appropriate clinical expertise, as determined by ASES, in treating the Enrollee’s condition or disease if deciding any of the following:

14.1.14.2.1	An Appeal of a denial that is based on lack of Medical Necessity;

14.1.14.2.2	A Grievance regarding denial of expedited resolutions of Appeal; and

14.1.14.2.3	Any Grievance or Appeal that involves clinical issues; and

14.1.14.3
Who take into account all comments, documents, records and other information submitted by Enrollee without regard to whether such information was submitted or considered in the initial Adverse Benefit Determination.

99.	Section 14.1.16 shall be amended and replaced in its entirety as follows:

14.1.16
The Contractor and Subcontractors, as applicable, shall have a system in place to collect, analyze, and integrate Data regarding Complaints, Grievances, and Appeals. At a minimum, the record must be accessible to ASES and available upon request to CMS and include the following information:

14.1.16.1	Date Complaint, Grievance, or Appeal was received;

14.1.16.2	Enrollee’s name;

14.1.16.3	Enrollee’s Medicaid ID number, if applicable;

14.1.16.4	Name of the individual filing the Complaint, Grievance, or Appeal on behalf of the Enrollee;

14.1.16.5	Date of acknowledgement that receipt of Grievance or Appeal was mailed to the Enrollee;

14.1.16.6	Summary of Complaint, Grievance, or Appeal;

14.1.16.7	Date of each review or review meeting and resolution at each level, if applicable;

14.1.16.8	Date Notice of Disposition or Notice of Adverse Benefit Determination was mailed to the Enrollee;

14.1.16.9	Corrective Action required; and

14.1.16.10	Date of resolution.

100.	Section 14.2.3 shall be amended and replaced in its entirety as follows:

14.2.3
An Enrollee or Enrollee’s Authorized Representative shall file a Complaint within fifteen (15) Calendar Days after the date of occurrence that initiated the Complaint. If the Enrollee or Enrollee’s Authorized Representative attempts to file a Complaint beyond the fifteen (15) Calendar Days, the Contractor shall instruct the Enrollee or Enrollee’s Authorized Representative to file a Grievance.

101.	Section 14.2.5 shall be amended and replaced in its entirety as follows:

14.2.5
The Contractor shall resolve each Complaint within seventy-two (72) hours of the time the Contractor received the initial Complaint, whether orally or in writing.  If the Complaint is not resolved within this timeframe, the Complaint shall be treated as a Grievance. The Contractor cannot require the Enrollee to file a separate Grievance before proceeding to Appeal.

102.	Section 14.3.2 shall be amended and replaced in its entirety as follows:

14.3.2	An Enrollee may file a Grievance at any time.

103.	Section 14.3.4 shall be amended and replaced in its entirety as follows:

14.3.4
The Contractor shall provide written notice of the disposition of the Grievance as expeditiously as the Enrollee’s health condition requires, but in any event, within ninety (90) Calendar Days from the day the Contractor receives the Grievance. If the Grievance originated from a Complaint that was not resolved within the seventy-two (72) hour timeframe set forth in Section 14.2.5, the time already spent by the Contractor to resolve the original Complaint must be deducted from this ninety (90) Calendar Day timeframe.

104.	Section 14.3.6 shall be amended and replaced in its entirety as follows:

14.3.6
The Contractor may extend the timeframe to provide a written notice of disposition of a Grievance for up to fourteen (14) Calendar Days if the Enrollee requests the extension or the Contractor demonstrates (to the satisfaction of ASES, upon its request) that there is a need for additional Information and how the delay is in the Enrollee’s interest.  If the Contractor extends the timeframe, it shall, for any extension not requested by the Enrollee:

14.3.6.1	Make reasonable efforts to provide Enrollee prompt oral notice of the delay;

14.3.6.2	Give the Enrollee written notice of the reason for the delay within two (2) Calendar Days; and

14.3.6.3	Inform the Enrollee of the right to file a Grievance if the Enrollee disagrees with the decision to extend the timeframe; and .

105.	Section 14.4.1 shall be amended and replaced in its entirety as follows:

14.4.1
Pursuant to 42 CFR 438.210(a), the Contractor shall provide written notice to the requesting Provider and the Enrollee of any decision by the Contractor to deny a Service Authorization Request, or to authorize a service in an amount, duration, or scope that is less than requested. The Contractor’s notices shall meet the requirements of 42 CFR 438.404.

106.	Immediately following Section 14.4.3.2, a new Section 14.4.3.3 shall be inserted stating as follows, and the remaining Section 14.4.3 shall be renumbered accordingly, including any references thereto:

14.3.3.3
The right of Enrollee to be provided, upon request and at no expense to Enrollee, reasonable access to and copies of all documents, records and other information relevant to the Adverse Benefit Determination.

107.	Section 14.4.4.4 shall be amended and replaced in its entirety as follows:

14.4.4.4
If the Contractor extends the timeframe for the authorization decision and issuance of Notice of Adverse Benefit Determination according to Section 14.4.3, the Contractor shall give the Enrollee written notice of the reasons for the decision to extend if he or she did not request the extension and the Enrollee’s right to file a Grievance if he or she disagrees with that decision. The Contractor shall issue and carry out its determination as expeditiously as the Enrollee’s health requires and no later than the date the extension expires.

108.	Section 14.5.3 shall be amended and replaced in its entirety as follows:

14.5.3
The requirements of the Appeal process shall be binding for all types of Appeals, including expedited Appeals, unless otherwise established for expedited Appeals.  Only one (1) level of Appeal is permitted before proceeding to an Administrative Law Hearing.

109.	Section 14.5.7 shall be amended and replaced in its entirety as follows:

14.5.7
The Appeals process shall provide the Enrollee, the Enrollee’s Authorized Representative, or the Provider acting on behalf of the Enrollee with the Enrollee’s written consent, opportunity, before and during the Appeals process, to examine the Enrollee’s case file, including Medical Records, and any other documents and records considered during the Appeals process and provide copies of documents contained therein without charge and sufficiently in advance of the resolution timeframe for the Appeal.

110.	Section 14.5.9 shall be amended and replaced in its entirety as follows:

14.5.9
The Contractor shall resolve each standard Appeal and provide written notice of the disposition, as expeditiously as the Enrollee’s health condition requires but no more than  thirty (30) Calendar Days from the date the Contractor receives the Appeal.

111.	Section 14.5.11 shall be amended and replaced in its entirety as follows:

14.5.11
The Contractor shall resolve each expedited Appeal and provide a written Notice of Disposition, as expeditiously as the Enrollee’s health condition requires, but no longer than seventy-two (72) hours after the Contractor receives the Appeal and make reasonable efforts to provide oral notice.

112.	Section 14.5.12 shall be amended and replaced in its entirety as follows:

14.5.12
If the Contractor denies an Enrollee’s request for expedited review, it shall utilize the timeframe for standard Appeals specified herein and shall make reasonable efforts to give the Enrollee prompt oral notice of the denial, and follow-up within two (2) Calendar Days with a written notice. If the Enrollee disagrees with the decision to extend the prescribed timeframe, he or she shall be informed of the right to file a Grievance and the Grievance shall be resolved within twenty-four (24) hours.  The Contractor shall also make reasonable efforts to provide oral notice for resolution of an expedited review of an Appeal.

113.	Section 14.5.13 shall be amended and replaced in its entirety as follows:

14.5.13
The Contractor may extend the timeframe for standard or expedited resolution of the Appeal by up to fourteen (14) Calendar Days if the Enrollee, Enrollee’s Authorized Representative, or the Provider acting on behalf of the Enrollee with the Enrollee’s written consent, requests the extension or the Contractor demonstrates (to the satisfaction of ASES, upon its request) that there is need for additional information and how the delay is in the Enrollee’s interest.  If the Contractor extends the timeframe, it shall, for any extension not requested by the Enrollee:

14.5.13.1	Make reasonable efforts to provide Enrollee prompt oral notice of the delay;

14.5.13.2	Give the Enrollee written notice of the reason for the delay within two (2) Calendar Days;

14.5.13.3	Inform the Enrollee of the right to file a Grievance if the Enrollee disagrees with the decision to extend the timeframe; and

14.5.13.4	Resolve the Appeal as expeditiously as the Enrollee’s health condition requires, and no later than the date the extension expires.

114.	Section 14.5.15 shall be amended and replaced in its entirety as follows:

14.5.15	The written notice of Disposition shall be in a format and language that, at a minimum, meets applicable notification standards and shall include:

14.5.15.1	The results and date of the Appeal resolution; and

14.5.15.2	For decisions not wholly in the Enrollee’s favor:

14.5.15.3	The right to request an Administrative Law Hearing;

14.5.15.4	How to request an Administrative Law Hearing;

14.5.15.5	The right to continue to receive Benefits pending an Administrative Law Hearing;

14.5.15.6	How to request the continuation of Benefits; and

14.5.15.7	Notification that if the Contractor’s Adverse Benefit Determination is upheld in a hearing, the Enrollee may liable for the cost of any continued Benefits.

115.	Section 14.6.1 shall be amended and replaced in its entirety as follows:

14.6.1
The Contractor is responsible for explaining the Enrollee’s right to and the procedures for an Administrative Law Hearing, including that the Enrollee must exhaust the Contractor’s Grievance, Complaints, and Appeals process before requesting an Administrative Law Hearing.  However, if the Contractor fails to adhere to all notice and timing requirements set forth in 42 CFR 438.408, the Enrollee is deemed to have exhausted the Contractor’s Appeals process and may proceed with initiating an Administrative Law Hearing.

116.	Section 14.6.4 shall be amended and replaced in its entirety as follows:

14.6.4	ASES shall permit the Enrollee to request an Administrative Law Hearing within one hundred and twenty (120) Calendar Days of the Notice of Resolution of the Appeal.

117.	Section 14.7.2 shall be amended and replaced in its entirety as follows:

14.7.2
The Contractor shall continue the Enrollee’s Benefits if the Enrollee or the Enrollee’s Authorized Representative files the Appeal within sixty (60) Calendar Days following the date on the Adverse Benefit Determination notice; the Appeal involves the termination, suspension, or reduction of a previously authorized course of treatment; the services were ordered by an authorized Provider; the period covered by the original authorization has not expired; and the Enrollee timely files for continuation of the Benefits.

118.	Section 14.7.5 shall be amended and replaced in its entirety as follows:

14.7.5
If the Contractor or ASES reverses a decision to deny, limit, or delay services that were not furnished while the Appeal / Administrative Law Hearing was pending, the Contractor shall authorize or provide the disputed services promptly and as expeditiously as the Enrollee’s health condition requires but no later than seventy-two (72) hours from the date the Contractor receives notice reversing the determination.

119.	Section 16.4 shall be amended and replaced in its entirety as follows:

16.4
The Contractor shall not pay any Claim submitted by a Provider during the period of time when such Provider is excluded or suspended from the Medicare, Medicaid, CHIP or Title V Maternal and Child Health Services Block Grant programs for Fraud, Waste, or Abuse or otherwise included on the Department of Health and Human Services Office of the Inspector General exclusions list, or employs someone on this list, and when the Contractor knew, or had reason to know, of that exclusion, after a reasonable time period after reasonable notice has been furnished to the Contractor.  The Contractor shall not pay any Claim submitted by a Provider that is on Payment Hold.

120.	Section 16.6 shall be amended and replaced in its entirety as follows:

16.6
Network Providers may not receive payment other than by the Contractor for services covered under this Agreement, except when such payments are specifically required to be made by ASES under Title XIX of the Social Security Act, or its implementing regulations, or when ASES makes direct payments to Network Providers for graduate medical education costs approved under the Medicaid State Plan. The Contractor is prohibited from making payment on any amount expended for any  item or service not covered under the Medicaid State Plan.

121.	Section 16.13.2 shall be amended and replaced in its entirety as follows:

16.13.2
The Provider will have a period of sixty (60) Calendar Days to make the requested payment, to agree to Contractor retention of said payment, or to dispute the recovery action following the process described in Section 16.11.6.

122.	Section 17.2.4.6 shall be amended and replaced in its entirety as follows:

17.2.4.6
Be maintained for ten (10) years in either live and/or archival systems.  The duration of the retention period may be extended at the discretion of and as indicated to the Contractor by ASES as needed for ongoing audits or other purposes.

123.	Section 17.3.3 shall be amended and replaced in its entirety as follows:

17.3.3
Each month the Contractor shall generate Encounter Data files from its Claims management system(s) and/or other sources. Such files must be submitted in standardized Accredited Standards Committee (ASC) X12N 837 and National Council for Prescription Drug Programs (NCPDP) formats, and the ASC X12N 835 format as appropriate. The files will contain settled Claims and Claim adjustments and Encounter Data from Providers for the most recent month for which all such transactions were completed.  The Contractor shall provide these files electronically to ASES and/or its Agent at a frequency and level of detail to be specified by CMS and ASES based on program administration, oversight, and program integrity needs, and in adherence to the procedure, content standards and format indicated in Attachment 9.  The Contractor shall make changes or corrections to any systems, processes or Data transmission formats as needed to comply with Encounter Data quality standards as originally defined or subsequently amended.

124.	Immediately following Section 17.3.5, a new Section 17.3.6 shall be inserted stating as follows:

17.3.6
Revisions to the Modified Adjusted Gross Income (“MAGI”) are expected to be implemented on July 1, 2017.  To comply with MAGI requirements, Contractor must update its Information Systems in accordance with the procedures and timelines set forth in Attachment 9 and any other subsequent guidance issued by ASES.

125.	Section 18.1.1 shall be amended and replaced in its entirety as follows:

18.1.1
ASES may, at its discretion, require the Contractor to submit additional reports or any other data, documentation or information relating to the performance of the Contractor’s obligations both on an ad hoc and recurring basis as required by ASES or CMS. If ASES requests any revisions to the reports already submitted, the Contractor shall make the changes and re-submit the reports, according to the time period and format specified by ASES.

126.	Immediately following Section 18.2.5.6, a new Section 18.2.5.7 shall be inserted stating as follows:

18.2.5.7
The Contractor shall submit a quarterly Provider Preventable Conditions Report describing any identified Provider preventable conditions as defined in Sections 7.1.1.1.1 and 7.1.1.1.2 of this Contract.  The report shall include but not be limited to, a description of each identified instance of a provider preventable condition, the name of the applicable Provider, and a summary of corrective actions taken by the Contractor or Provider to address any underlying causes of the provider preventable condition.

127.	Section 19.1.4.3.3 shall be amended and replaced in its entirety as follows:

19.1.4.3.3	The Contractor has taken actions that have caused substantial risk to Enrollees’ health;

128.	Section 19.4.1 shall be amended and replaced in its entirety as follows:

19.4.1
The Contractor has the right within fifteen (15) Calendar Days following receipt of the notice of imposition of intermediate sanctions to seek administrative review in writing of ASES’s determination and any such intermediate sanctions, pursuant to Act 72 or under any other applicable law or regulation. This time period can be extended for an additional fifteen (15) days if the Contractor submits a written request that includes a credible explanation of why it needs additional time, the request is received by ASES before the end of the initial period, and ASES has determined that the Contractor’s conduct does not pose a threat to an Enrollee’s health or safety.

129.	Section 19.4.5 shall be amended and replaced in its entirety as follows:

19.4.5
In addition to the actions described under Section 19.4.3, the examining officer may recommend the delivery and implementation of a Corrective Action Plan with respect to Contractor’s failure to comply with the terms of this Contract as set forth in ASES’ notice of intermediate sanctions.

130.	Section 19.5 shall be amended and replaced in its entirety as follows:

19.5
Judicial Review - To the extent administrative review is sought by the Contractor pursuant to Section 19.4, the Contractor has the right to seek judicial review of ASES’s actions by the Puerto Rico Court of Appeals, San Juan Panel, within thirty (30) Calendar Days of the notice of final determination issued by ASES.

131.	Section 22.1.2 shall be amended and replaced in its entirety as follows:

22.1.2	ASES will have the discretion to recoup payments made to the Contractor for ineligible Enrollees, including, but not limited to, the following:

22.1.2.1	Enrollees incorrectly enrolled with more than one Contractor;

22.1.2.2	Enrollees who die prior to the Enrollment month for which the payment was made;

22.1.2.3	Enrollees whom ASES later determines were not eligible for Medicaid during the Enrollment month for which payment was made.

22.1.2.4	Enrollees whom were not domiciled in Puerto Rico during the Enrollment month for which payment was made; or

22.1.2.5	Enrollees whom were incarcerated during the Enrollment month for which payment was made.

132.	Section 22.1.5 shall be amended and replaced in its entirety as follows:

22.1.5
The PMPM Payment for Enrollees not enrolled for the full month shall be determined on a pro rata basis by dividing the monthly Capitation amount by the number of days in the month and multiplying the result by the number of days including and following the Effective Date of Enrollment or the number of days prior to and including the Effective Date of Disenrollment, as applicable.  The Contractor is entitled to a PMPM Payment for each Enrollee as of the Effective Date of Enrollment, including the period referred to in Section 5.2.2.  The Contractor is entitled to a PMPM Payment for each Enrollee up to the Effective Date of Disenrollment, including the period referred to in Section 5.3.

133.	Section 22.1.17 shall be amended and replaced in its entirety as follows:

22.1.17
The profit of the Contractor and Subcontractors for each fiscal year of the Contract Term shall not exceed two point five percent (2.5%) of the PMPM Payment (Excess Profit).  In the event that the profit exceeds this amount as a result of the positive impact the high quality services provided by the Contractor and Sub-Contractors had on the Enrollees Health, the Parties shall share the Excess Profit in proportions of fifty percent (50%) for the Contractor and Subcontractors, and fifty percent (50%) for ASES. For the purpose of this section high quality services will be measured on the Contractor’s compliance with eighty-five percent (85%) of the QIP quality metrics as established by ASES in Attachment 19. In the event ASES discovers the existence of Excess Profit by means of an audit during the Control and Supervision Plan or the Contractor does not meet the high quality services standard mentioned in this section, ASES is entitled to one hundred percent (100%) of the Excess Profit.

22.1.17.1	Excess Profit and any other incentive arrangements between ASES and the Contractor must comply the requirements set forth by CMS in 42 CFR 438.6(b)(2).

134.	Section 22.1.18 shall be amended and replaced in its entirety as follows:

22.1.18
The Contractor shall initially determine its Excess Profit for each fiscal year and shall submit a sworn certification annually to attest to the truth and accuracy of its Excess Profit and the assumptions on which it is calculated to ASES. After receipt of the Contractor’s sworn certification, ASES will audit the Contractor’s Excess Profit based on the Contractor’s sworn certification and the Contractor’s and Subcontractors’ audited financial statements submitted annually to ASES pursuant to Sections 23.1.3 and 18.2.9.8 of this Contract, and the validation of the IBNR reserve by ASES’s actuary.  The Excess Profit calculation will include the entire fiscal year (total aggregated earned premium for all Service Regions).  ASES will audit the Excess Profit certified by the Contractor using the actual medical expenses and the contracted administrative fee portion of the PMPM. ASES shall notify the Contractor of ASES’s determination of the Contractor’s Excess Profit within forty-five (45) Calendar Days of receipt by ASES of the Contractor’s audited financial statement.  The Contractor shall remit the portion of Excess Profit payable to ASES within fifteen (15) Calendar Days of receiving the notice of Excess Profit determination from ASES.  The same regulations shall apply to any and all Subcontractors.

135.	Immediately following Section 22.1.18, a new Section 22.1.19 shall be inserted stating as follows, and the remaining Section 22.1 shall be renumbered accordingly, including any references thereto:

22.1.19
The Contractor shall include in its calculation of Excess Profit, as reported under this Section 22.1, all of the profit of its partially- or wholly-owned subsidiaries or Affiliates realized from services rendered in relation to this contract (the “Affiliated Profit”), unless the Contractor demonstrates and ASES agrees that the Affiliated Profit did not result from preferential contractual terms included in the Contractor’s contracts or arrangements with its partially- or wholly-owned subsidiaries and Affiliates.

22.1.19.1
Preferential contractual terms are those that result in a cost or expense that exceeds fair market value, or those that exceed any other terms for the provisioning of same or similar goods and services as would be agreed to by a reasonable person under the same or similar circumstances prevailing at the time the decision was made for that same or similar good or service.  In determining whether preferential contract terms exist, consideration must be given to factors including “sound business practices,” “arm’slength bargaining” and “market prices for comparable goods and services for the geographical area.”  Contractual terms shall also be deemed preferential if the Contractor’s partially- or wholly-owned subsidiaries or Affiliates charge the Contractor a higher price for the same or similar goods or services than the lowest price charged by the Contractor’s partially- or wholly-owned subsidiaries or Affiliates to any and all other clients.

22.1.19.2
Notwithstanding the above, if a Contractor’s subsidiary or Affiliate charges the Contractor for goods or services provided under or associated with the GHP program, and such charges exceed 60% of the total revenue of the subsidiary or Affiliate, such charges must be at cost.  If such charges are not at cost, any excess amounts above cost must be included in the calculation of the Contractor’s Excess Profit.

22.1.19.3
Contractor shall report to ASES’s Office of Finance all related-party transactions within thirty (30) Calendar Days and provide a copy of the contract for each transaction detailing the amounts paid or to be paid, charged or transferred and goods or services to be provided under the contract.  A certification under penalty from criminal perjury from the Contractor’s President, Vice-President, Chief Financial Officer, or Treasurer specifying what are the “at cost” and/or “fair market value” amounts of the contract, as applicable, shall be included with each submission.

136.	Original Section 22.1.18, renumbered by this Amendment as 22.1.20, shall be amended and replaced in its entirety as follows:

22.1.20
To comply with 42 CFR 438.608(d) and 433.312, the Contractor shall, consistent with the procedures set forth in Attachment 23, refund (i) the share of the Overpayment due to ASES within eleven (11) months of the discovery and (ii) the share of an Overpayment due to ASES within fifteen (15) Calendar Days from a final judgment on a Fraud, Waste, or Abuse Action.  The Contractor must also require and have a mechanism for a Provider to report to the Contractor when it has received an Overpayment, to return that Overpayment to the Contractor with a written reason for the Overpayment within sixty (60) Calendar Days after the date on which the Overpayment was identified.  The Contractor shall report annually to ASES on their recoveries of all Overpayments.

137.	Immediately following Section 22.1, a new Section 22.2 shall be inserted stating as follows, and the remaining Article 22 shall be renumbered accordingly, including any references thereto:

22.2	Medical Loss Ratio

22.2.1
The Contractor shall report a Medical Loss Ratio and related data, including the data on the basis of which ASES will determine the compliance of the Contractor with the Medical Loss Ratio Requirement, as required under 42 CFR 438.8(k) for each rating period.  Such reporting shall be provided to ASES no later than March 31st of the following year.

22.2.2
The Contractor shall calculate its Medical Loss Ratio and related data based on the methodology set forth in 42 CFR 438.8 and any other instructions issued by CMS or ASES.  Effective July 1, 2017, the Contractor is expected to achieve a target medical loss ratio standard, as calculated under 42 CFR 438.8, of at least ninety-one percent (91%) for the contract year.

22.2.3
The calculation of administrative expenses for the purposes of determining the Medical Loss Ratio in accordance with 42 CFR 438.8 shall not be affected by the methodology used to calculate Excess Profit as set forth in Sections 22.1.18 and 22.1.19.

138.	Original Section 22.3.1, renumbered by this Amendment as 22.4.1, shall be amended and replaced in its entirety as follows:

22.4.1	ASES shall maintain a Retention Fund of the PMPM Payment each month as part of the Quality Incentive Program described in Section 12.5 according to the following table:

Retention Fund Percentage (RFP) Breakdown
Baseline FY 2016
Time Period (Incurred service from Contract Term)	Retention Fund Percentage	Performance Measures	Preventive Clinical Programs	Emergency Room Use Indicators
7/1/2017 through 9/30/2017	2% of PMPM	40% of RFP	30% of RFP	30% of RFP
10/31/2017 through 12/31/2017	2% of PMPM	40% of RFP	30% of RFP	30% of RFP
1/31/2018 through 3/30/2018	2% of PMPM	40% of RFP	30% of RFP	30% of RFP
4/30/2018 through 6/30/2018	2% of PMPM	40% of RFP	30% of RFP	30% of RFP

139.	Original Section 22.3.2.1, renumbered by this Amendment as 22.4.2.1, shall be amended and replaced in its entirety as follows:

22.4.2.1
The Contractor shall submit a quarterly report no later than ninety (90) Calendar Days after the end of each quarter regarding each of the performance indicators to be evaluated, as determined by ASES (from those listed in Section 12.5);

140.	Immediately following Original Section 22.3.2.3, renumbered by this Amendment as 22.4.2.3, a new Section 22.4.3 shall be inserted stating as follows:

22.4.3	The Quality Incentive Program and any other withhold incentive arrangements between ASES and the Contractor must comply the requirements set forth by CMS in 42 CFR 438.6(b)(3).

141.	Section 23.1.4 shall be amended and replaced in its entirety as follows:

23.1.4
The Contractor shall provide to ASES a copy of its Annual Report required to be filed with the Puerto Rico Office of the Insurance Commissioner (OIC Report), as applicable, in the format agreed upon by the National Association of Insurance Commissioners (NAIC), for the year ended on December 31, 2014, and subsequently thereafter, during the Contract Term and any renewals, not later than March 31 of each year. The Contractor shall submit to ASES a reconciliation of the OIC Report with its annual audited financial statements filed pursuant to Section 23.1.3 and Section 18.2.9.8.

142.	Section 23.2.3 shall be amended and replaced in its entirety as follows:

23.2.3
The Contractor shall provide assurances to ASES that its provision against the risk of insolvency is adequate, in compliance with the Federal standards set forth in 42 CFR 438.116, and shall submit data on the basis of which ASES will determine that the Contractor has made adequate provision against the risk of insolvency.  In particular, the Contractor shall, according to the timeframe specified in Attachment 12 to this Contract, furnish documentation, certified by a Certified Public Accountant, of:

23.2.3.1	The relationship between PMPM Payments and capital, with the optimal relationship being 10:1, in order to prove capacity to assume risk;

23.2.3.2	A debt level of less than seventy-five percent (75%).and

23.2.3.3	Relationship of current assets to total liabilities shall be, at least, 80%.

143.	Section 23.3.3 shall be amended and replaced in its entirety as follows:

23.3.3
The Contractor shall establish a stop-loss limit amount that is in compliance with the limits specified in 42 CFR 422.208(f).  The limit shall be activated when the expense of providing Covered Services to an Enrollee, including all outpatient and inpatient expenses, reaches this sum.  The Contractor shall have mechanisms in place to identify the stop loss once it is reached for an Enrollee, and shall establish monthly reports to inform PMGs of Enrollees who have reached the stop-loss limit.  The Contractor shall assume all losses exceeding the limit.

144.	Section 23.6.1 shall be amended and replaced in its entirety as follows:

23.6.1
Any Physician Incentive Plans established by the Contractor shall comply with Federal and Puerto Rico regulations, including 42 CFR 422.208 and 422.210, and 42 CFR 438.3(i), and with the requirements in Section 10.7 of this Contract.

145.	Section 23.7.4.1 shall be amended and replaced in its entirety as follows:

23.7.4.1	Definition of A Party in Interest – As defined in Section 1318(b) of the Public Health Service Act, a party in interest is:

23.7.4.1.1
(i) Any director, officer, partner, or employee responsible for management or administration of the Contractor; (ii) any person or legal entity that is directly or indirectly the beneficial owner of more than five percent (5%) of the equity of the Contractor; (iii) any person or legal entity that is the beneficial owner of a mortgage, deed of trust, note, or other interest secured by, and valuing more than five percent (5%) of the Contractor; or, (iv) in the case of a Contractor organized as a nonprofit corporation, an incorporator or enrollee of such corporation under applicable Commonwealth corporation law;

23.7.4.1.2
Any organization in which a person or a legal entity described in Section 23.7.4.1.1 is director, officer or partner; has directly or indirectly a beneficial interest of more than five percent (5%) of the equity of the Contractor; or has a mortgage, deed of trust, note, or other interest valuing more than five percent (5%) of the assets of the Contractor;

23.7.4.1.3	Any person directly or indirectly controlling, controlled by, or under common control with the Contractor; or

23.7.4.1.4	Any spouse, child, or parent of an individual described in Sections 23.7.4.1.1-23.7.4.1.3.

146.	Section 23.7.4.4 shall be amended and replaced in its entirety as follows:

23.7.4.4
As per 42 CFR 455.105 the Contractor, within thirty-five (35) Calendar Days  of the date of request by the HHS Secretary, ASES or the Commonwealth Medicaid agency, and on an annual basis to ASES and the Commonwealth Medicaid agency, shall report full and complete information about:

23.7.4.4.1	The ownership of any subcontractor with whom the provider has had business transactions totaling more than $25,000 during the 12-month period ending on the day of the request; and

23.7.4.4.2
Any significant business transactions between the provider and any wholly owned supplier, or between the provider and any subcontractor, during the five (5)-year period ending on the date of the request.

147.	Immediately following Section 23.7.4.4.2, a new Section 23.7.4.5 shall be inserted stating as follows:

23.7.4.5
Disclosures of Information on Annual Business Transactions or other reports of transactions between the Contractor and parties in interest provided to ASES or other agencies must be made available to Enrollees upon reasonable request.

148.	Section 29.1 shall be amended and replaced in its entirety as follows:

29.1
ASES is prohibited by law from entering into contracts with any person or entity that has been, or whose affiliated subsidiary companies, or any of its shareholders, partners, officers, principals, managing employees, subsidiaries, parent companies, officers, directors, board members, or ruling bodies have been, under investigation for, accused of, convicted of, or sentenced to imprisonment, in Puerto Rico, the other USA jurisdictions, or any other jurisdiction, for any crime involving corruption, fraud, embezzlement, or unlawful appropriation of public funds, pursuant to Act 458, as amended, and Act 84 of 2002.

149.	Section 30.1.4 shall be amended and replaced in its entirety as follows:

30.1.4
All contracts between the Contractor and Subcontractors must be in writing, must comply with all applicable Medicaid laws and regulations, including subregulatory guidance and provisions set forth in this Agreement, as applicable, and must specify the activities and responsibilities delegated to the Subcontractor containing terms and conditions consistent with this Contract.  The contracts must also include provisions for revoking delegation or imposing other sanctions if the Subcontractor’s performance is inadequate. The Contractor and the Subcontractors must also make reference to a business associates agreement between the Parties.

150.	Section 30.1.8 shall be amended and replaced in its entirety as follows:

30.1.8
ASES shall have the right to review all financial or business transactions between the Contractor and a Subcontractor at any time upon request.  ASES, CMS, or Office of Inspector General may inspect, evaluate and audit the Subcontractor at any time if ASES, CMS or Office of Inspector General determines there is a reasonable possibility of fraud or similar risk.  ASES shall also retain the right to review all criminal background checks for all employees of the Subcontractor, as referenced in Article 29, as well as any past exclusions from Federal programs.

151.	Immediately following Section 30.1.11, a new Section 30.1.12 shall be inserted stating as follows, and the remaining Article 30.1 shall be renumbered accordingly, including any references thereto:

30.1.12
Pursuant to the requirements of 42 CFR 438.230(c)(3)(i) and 42 CFR 438.3(k), ASES, CMS, the Office of Inspector General, the Comptroller General, and their respective designees shall have the right at any time to inspect, evaluate, and audit any books, records, contractors, computer or other electronic systems of the Subcontractor, or of the Subcontractor’s contractor, that pertain to any aspect of services and activities performed or determination of amounts payable under this Agreement.

152.	Original Section 30.1.12, renumbered by this Amendment as 30.1.13, shall be amended and replaced in its entirety as follows:

30.1.13
All Subcontractors must fulfill the requirements of 42 CFR 438.3, 438.6 and 438.230 as appropriate. Subcontractors shall also retain, as applicable, enrollee grievance and appeal records as per 42 CFR 438.416, base data for setting actuarially sound capitation rates as per 42 CFR 438.5(c), Medical Loss Ratio reports as per 42 CFR 438.8(k), and the data, information and documentation specified in 42 CFR 438.604, 438.606, 438.608, and 610 for a period of no less than ten (10) years, as set forth in Section 33.1.1.

153.	Original Section 30.1.12 shall be deleted in its entirety, including any references thereto.

154.	Section 30.2.1 shall be amended and replaced in its entirety as follows:

30.2.1
The Contractor shall submit to ASES, and shall require any Subcontractors hereunder to submit to ASES, cost or pricing Data for any subcontract to this Contract prior to award.  The Contractor shall also certify that the information submitted by the Subcontractor is, to the best of the Contractor’s knowledge and belief, accurate, complete and current as of the date of agreement, or the date of the negotiated price of the Subcontract or amendment to the Contract.  The Contractor shall insert the substance of this Section in each Subcontract hereunder.

155.	Section 33.1.1 shall be amended and replaced in its entirety as follows:

33.1.1
The Contractor and its Subcontractors, if any, shall preserve and make available all of its records pertaining to the performance under this Contract for inspection or audit, as provided below, throughout the Contract Term, for a period of ten (10) years from the date of final payment under this Contract, and for such period, if any, as is required by applicable statute or by any other section of this Contract.  If the Contract is completely or partially terminated, the records relating to the work terminated shall be preserved and made available for period of  ten (10) years from the Termination Date of the Contract or of any resulting final settlement.  The Contractor is responsible to preserve all records pertaining to its performance under this Contract, and to have them available and accessible in a timely manner, and in a reasonable format that assures their integrity. Records that relate to Appeals, litigation, or the settlements of Claims arising out of the performance of this Contract, or costs and expenses of any such agreements as to which exception has been taken by the  Contractor or any of its duly Authorized Representatives, shall be retained by Contractor until such Appeals, litigation, Claims or exceptions have been disposed of.

156.	Section 33.2.3 shall be amended and replaced in its entirety as follows:

33.2.3
Pursuant to the requirements of 42 CFR 434.6(a)(5) and 42 CFR 434.38, ASES, CMS, the Office of Inspector General, the Comptroller General, and their respective designees shall have the right at any time to inspect, evaluate, and audit any pertinent records or documents of the Contractor and Subcontractors, and may inspect the premises, physical facilities, equipment, computers or other electronic systems where activities or work related to the GHP program is conducted.  The right to audit exists for ten (10) years from the final date of the contract period or from the date of completion of any audit, whichever is later.  Any records requested hereunder shall be produced Immediately for on-site review or sent to the requesting authority by mail within fourteen (14) Calendar Days following a request.  All records shall be provided at the sole cost and expense of the Contractor.  ASES shall have unlimited rights to use, disclose, and duplicate all Information and Data in any way relating to this Contract in accordance with applicable Puerto Rico and Federal laws and regulations.

157.	Immediately following Section 38.2.2, a new Section 38.2.3 shall be inserted stating as follows, and the remaining Article 38 shall be renumbered accordingly, including any references thereto:

38.2.3
At the request of either party, ASES will evaluate any enacted Federal, state or local legislative or regulatory changes with applicability to the GHIP program that materially impact the PMPM Payment.  If after a process of actuarial evaluation, using credible data, ASES determines that the enacted legislative and/or regulatory changes materially impact the PMPM Payment, ASES will adjust the PMPM rates for Metro North and West Service Regions to reflect the above-referenced changes after the adjusted rates are approved by CMS.  Any revisions to the PMPM Payments under this Section would be applicable only from January 1, 2018 until June 30, 2018, or from the effective date of any new law or regulation, whichever is later.  “Materially impact” shall mean that a recalculation of current PMPM Payments is required in order to remain actuarially sound.

158.	Section 40.1 shall be amended and replaced in its entirety as follows:

40.1
This Contract shall be governed in all respects by the laws of Puerto Rico.  Any lawsuit or other action brought against ASES or the Commonwealth based upon or arising from this Contract shall be brought in a court of competent jurisdiction in Puerto Rico.

159.	Section 54.1 shall be amended and replaced in its entirety as follows:

54.1
The Contractor and Subcontractors shall disclose, and ASES shall review, financial statements for each person or corporation with an ownership or control interest of five percent (5%) or more of its entity.  For the purposes of this Section, a person or corporation with an ownership or control interest shall mean a person or corporation:

54.1.1	That owns directly or indirectly five percent (5%) or more of the Contractor’s/Subcontractor’s capital or stock or received five percent (5%) or more of its profits;

54.1.2
That has an interest in any mortgage, deed of trust, note, or other obligation secured in whole or in part by the Contractor/Subcontractor or by its property or assets, and that interest is equal to or exceeds five percent (5%) of the total property and assets of the Contractor/Subcontractor; and

54.1.3
That is an officer or director of the Contractor/Subcontractor (if it is organized as a corporation) or is a partner in the Contractor’s/ Subcontractor’s organization (if it is organized as a partnership).

160.	Section 55.2 shall be amended and replaced in its entirety as follows:

55.2
ASES reserves the authority to seek an amendment to this Contract at any time if such an amendment is necessary in order for the terms of this Contract to comply with Federal law, the laws of Puerto Rico or the Government of Puerto Rico Fiscal Plan as certified by the Financial Oversight and Management Board for Puerto Rico pursuant to the Puerto Rico Oversight, Management and Economic Stability Act of 2016. The Contractor shall consent to any such amendment.

161.	The following amended attachments, copies of which are included, are substituted in this Agreement as follows:

a.	ATTACHMENT 5: FORMULARY OF MEDICATIONS COVERED AND LIST OF MEDICATIONS BY EXCEPTION

b.	ATTACHMENT 8: COST-SHARING

c.	ATTACHMENT 9: ENROLLMENT MANUAL

d.	ATTACHMENT 11: PER MEMBER PER MONTH PAYMENTS

e.	ATTACHMENT 19: QUALITY INCENTIVE PROGRAM MANUAL

IV.	RATIFICATION

All other terms and provisions of the original Contract, as amended by Contracts Number 2015000087A, 2015-000087B, 2015-000087C, 2015-000087D, 2015-000087E, 2015-000087F, 2015000087G, and of any and all documents incorporated by reference therein, not specifically deleted or modified herein shall remain in full force and effect.  The parties hereby affirm their respective undertakings and representations as set forth therein, as of the date thereof. Capitalized terms used in this Amendment, if any, shall have the same meaning assigned to such terms in the Contract.

V.	EFFECT;CMS APPROVAL

The Parties acknowledge that this Amendment is subject to approval by the United States Department of Health and Human Services Centers for Medicare and Medicaid Services (“CMS”), and ASES shall submit the Amendment for CMS approval.  Pending CMS approval, this Amendment shall serve as a binding letter of agreement between the Parties.

VI.	AMENDMENT EFFECTIVE DATE

Unless a provision contained in this Amendment specifically indicates a different effective date, for purposes of the provisions contained herein, this Amendment shall become effective retroactively July 1, 2017 and end on June 30th, 2018.

VII.	ENTIRE AGREEMENT

This Amendment constitutes the entire understanding and agreement of the parties with regards to the subject matter hereof, and the parties by their execution and delivery of this Seventh Amendment to the Contract hereby ratify all of the terms and conditions of the Contract, as amended by Contracts Number 2015-000087A, 2015-000087B, 2015-000087C, 2015-000087D, 2015-000087E, 2015-000087F, 2015-000087G, and as supplemented by this Agreement.

 The Parties agree that ASES will be responsible for the submission and registration of this Amendments in the Office of the Comptroller General of the Commonwealth, as required under law and applicable regulations.

IN WITNESS WHEREOF, the parties hereto execute this Amendment to the Contract by their duly authorized representatives as of the dates set out below and set their signatures.

ADMINISTRACIÓN DE SEGUROS DE SALUD DE PUERTO RICO (ASES)

/s/ Angela M. Avila Marrero
12/26/2017
Ms. Angela M. Avila Marrero, Executive Director	Date
EIN: 66-0500678

TRIPLE-S SALUD, INC.

/s/ Madeline Hernandez Urquiza
12/26/2017
Ms. Madeline Hernandez Urquiza, President	Date
EIN: 66-0555677

Account No.: 252-000-5010-5035

ATTACHMENT 5:  FORMULARY OF MEDICATIONS COVERED AND LIST OF MEDICATIONS BY EXCEPTION

PLAN DE SALUD DEL GOBIERNO
Lista de Medicamentos por Excepción (LME)

2017

Therapeutic Category [Categoría Terapéutica]	Therapeutic Class [Clase Terapéutica]	Drug Description [Descripción de la Droga]	Preautorization [Preautorización] Y=Yes
ADHD/ANTI-NARCOLEPSY/ANTIOBESITY/ANOREXIANTS	Stimulants - Misc.	Modafinil Oral Tablet 100 MG	Y
ADHD/ANTI-NARCOLEPSY/ANTIOBESITY/ANOREXIANTS	Stimulants - Misc.	Modafinil Oral Tablet 200 MG	Y
ADHD/ANTI-NARCOLEPSY/ANTIOBESITY/ANOREXIANTS	Stimulants - Misc.	Provigil Oral Tablet 100 MG	Y
ADHD/ANTI-NARCOLEPSY/ANTIOBESITY/ANOREXIANTS	Stimulants - Misc.	Provigil Oral Tablet 200 MG	Y
ANALGESICS - ANTIINFLAMMATORY	Interleukin-1 Receptor Antagonist (IL-1Ra)	Kineret Subcutaneous Solution Prefilled Syringe 100 MG/0.67ML	Y
ANTHELMINTICS	ANTHELMINTICS	Albenza Oral Tablet 200 MG	Y
ANTHELMINTICS	ANTHELMINTICS	Ivermectin Oral Tablet 3 MG	Y
ANTHELMINTICS	ANTHELMINTICS	Stromectol Oral Tablet 3 MG	Y
ANTIDOTES AND SPECIFIC ANTAGONISTS	Antidotes - Chelating Agents	Exjade Oral Tablet Soluble 125 MG	Y
ANTIDOTES AND SPECIFIC ANTAGONISTS	Antidotes - Chelating Agents	Exjade Oral Tablet Soluble 250 MG	Y

ANTIDOTES AND SPECIFIC ANTAGONISTS	Antidotes - Chelating Agents	Exjade Oral Tablet Soluble 500 MG	Y
ANTIDOTES AND SPECIFIC ANTAGONISTS	Antidotes - Chelating Agents	Jadenu Oral Tablet 90 MG	Y
ANTIDOTES AND SPECIFIC ANTAGONISTS	Antidotes - Chelating Agents	Jadenu Oral Tablet 180 MG	Y
ANTIDOTES AND SPECIFIC ANTAGONISTS	Antidotes - Chelating Agents	Jadenu Oral Tablet 360 MG	Y
ANTIEMETICS	Substance P/Neurokinin 1 (NK1) Receptor Antagonists	Aprepitant Oral Capsule 80 MG	Y

Therapeutic Category [Categoría Terapéutica]	Therapeutic Class [Clase Terapéutica]	Drug Description [Descripción de la Droga]	Preautorization [Preautorización] Y=Yes
ANTIEMETICS	Substance P/Neurokinin 1 (NK1) Receptor Antagonists	Aprepitant Oral Capsule 125 MG	Y
ANTIEMETICS	Substance P/Neurokinin 1 (NK1) Receptor Antagonists	Emend Oral Capsule 80 MG	Y
ANTIEMETICS	Substance P/Neurokinin 1 (NK1) Receptor Antagonists	Emend Oral Capsule 125 MG	Y
ANTIEMETICS	Substance P/Neurokinin 1 (NK1) Receptor Antagonists	Aprepitant Oral Capsule 40 MG	Y
ANTIEMETICS	Substance P/Neurokinin 1 (NK1) Receptor Antagonists	Emend Oral Capsule 40 MG	Y

ANTIEMETICS	Substance P/Neurokinin 1 (NK1) Receptor Antagonists	Emend Oral Capsule 80 & 125 MG	Y
ANTIEMETICS	Substance P/Neurokinin 1 (NK1) Receptor Antagonists	Emend Oral Suspension Reconstituted 125 MG	Y
ANTIEMETICS	Substance P/Neurokinin 1 (NK1) Receptor Antagonists	Aprepitant Oral Capsule 80 & 125 MG	Y
ANTI-INFECTIVE AGENTS - MISC.	Antiprotozoal Agents	Mepron Oral Suspension 750 MG/5ML	Y
ANTI-INFECTIVE AGENTS - MISC.	Antiprotozoal Agents	Atovaquone Oral Suspension 750 MG/5ML	Y
ANTINEOPLASTICS AND ADJUNCTIVE THERAPIES	Alkylating Agents	Cyclophosphamide Oral Capsule 25 MG	Y
ANTINEOPLASTICS AND ADJUNCTIVE THERAPIES	Alkylating Agents	Cyclophosphamide Oral Capsule 50 MG	Y
ANTINEOPLASTICS AND ADJUNCTIVE THERAPIES	Antineoplastic Antibiotics	Novantrone Intravenous Concentrate 20 MG/10ML	Y

Therapeutic Category [Categoría Terapéutica]	Therapeutic Class [Clase Terapéutica]	Drug Description [Descripción de la Droga]	Preautorization [Preautorización] Y=Yes
ANTINEOPLASTICS AND ADJUNCTIVE THERAPIES	Antineoplastic Antibiotics	Mitoxantrone HCl Intravenous Concentrate 25 MG/12.5ML	Y
ANTINEOPLASTICS AND ADJUNCTIVE THERAPIES	Antineoplastic Antibiotics	Mitoxantrone HCl Intravenous Concentrate 20 MG/10ML	Y
ANTINEOPLASTICS AND ADJUNCTIVE THERAPIES	Antineoplastic Antibiotics	Mitoxantrone HCl Intravenous Concentrate 30 MG/15ML	Y

ANTINEOPLASTICS AND ADJUNCTIVE THERAPIES	Antimetabolites	Tabloid Oral Tablet 40 MG	Y
ANTINEOPLASTICS AND ADJUNCTIVE THERAPIES	Antineoplastic - Antibodies	Rituxan Intravenous Solution 100 MG/10ML	Y
ANTINEOPLASTICS AND ADJUNCTIVE THERAPIES	Antineoplastic - Antibodies	Rituxan Intravenous Solution 500 MG/50ML	Y
ANTINEOPLASTICS AND ADJUNCTIVE THERAPIES	Antineoplastic - Hedgehog Pathway Inhibitors	Erivedge Oral Capsule 150 MG	Y
ANTINEOPLASTICS AND ADJUNCTIVE THERAPIES	Antineoplastic - Hormonal and Related Agents	Xtandi Oral Capsule 40 MG	Y
ANTINEOPLASTICS AND ADJUNCTIVE THERAPIES	Antineoplastic - Hormonal and Related Agents	Lysodren Oral Tablet 500 MG	Y
ANTINEOPLASTICS AND ADJUNCTIVE THERAPIES	Antineoplastic - Hormonal and Related Agents	Fareston Oral Tablet 60 MG	Y
ANTINEOPLASTICS AND ADJUNCTIVE THERAPIES	Antineoplastic Enzyme Inhibitors	Sutent Oral Capsule 37.5 MG	Y
ANTINEOPLASTICS AND ADJUNCTIVE THERAPIES	Antineoplastic Enzyme Inhibitors	Votrient Oral Tablet 200 MG	Y
ANTINEOPLASTICS AND ADJUNCTIVE THERAPIES	Antineoplastic Enzyme Inhibitors	Tykerb Oral Tablet 250 MG	Y
ANTINEOPLASTICS AND ADJUNCTIVE THERAPIES	Antineoplastic Enzyme Inhibitors	Sutent Oral Capsule 12.5 MG	Y
ANTINEOPLASTICS AND ADJUNCTIVE THERAPIES	Antineoplastic Enzyme Inhibitors	Sutent Oral Capsule 50 MG	Y
ANTINEOPLASTICS AND ADJUNCTIVE THERAPIES	Antineoplastic Enzyme Inhibitors	Sutent Oral Capsule 25 MG	Y
ANTINEOPLASTICS AND ADJUNCTIVE THERAPIES	Antineoplastic Enzyme Inhibitors	Tarceva Oral Tablet 25 MG	Y

Therapeutic Category [Categoría Terapéutica]	Therapeutic Class [Clase Terapéutica]	Drug Description [Descripción de la Droga]	Preautorization [Preautorización] Y=Yes
ANTINEOPLASTICS AND ADJUNCTIVE THERAPIES	Antineoplastic Enzyme Inhibitors	Tarceva Oral Tablet 100 MG	Y
ANTINEOPLASTICS AND ADJUNCTIVE THERAPIES	Antineoplastic Enzyme Inhibitors	Tarceva Oral Tablet 150 MG	Y
ANTINEOPLASTICS AND ADJUNCTIVE THERAPIES	Antineoplastic Enzyme Inhibitors	Bosulif Oral Tablet 500 MG	Y
ANTINEOPLASTICS AND ADJUNCTIVE THERAPIES	Antineoplastic Enzyme Inhibitors	Bosulif Oral Tablet 100 MG	Y
ANTINEOPLASTICS AND ADJUNCTIVE THERAPIES	Antineoplastic Enzyme Inhibitors	Afinitor Disperz Oral Tablet Soluble 2 MG	Y
ANTINEOPLASTICS AND ADJUNCTIVE THERAPIES	Antineoplastic Enzyme Inhibitors	Afinitor Disperz Oral Tablet Soluble 3 MG	Y
ANTINEOPLASTICS AND ADJUNCTIVE THERAPIES	Antineoplastic Enzyme Inhibitors	Afinitor Disperz Oral Tablet Soluble 5 MG	Y
ANTINEOPLASTICS AND ADJUNCTIVE THERAPIES	Antineoplastic Enzyme Inhibitors	Tafinlar Oral Capsule 50 MG	Y
ANTINEOPLASTICS AND ADJUNCTIVE THERAPIES	Antineoplastic Enzyme Inhibitors	Tafinlar Oral Capsule 75 MG	Y
ANTINEOPLASTICS AND ADJUNCTIVE THERAPIES	Antineoplastic Enzyme Inhibitors	Mekinist Oral Tablet 0.5 MG	Y
ANTINEOPLASTICS AND ADJUNCTIVE THERAPIES	Antineoplastic Enzyme Inhibitors	Mekinist Oral Tablet 2 MG	Y
ANTINEOPLASTICS AND ADJUNCTIVE THERAPIES	Antineoplastic Enzyme Inhibitors	Imbruvica Oral Capsule 140 MG	Y
ANTINEOPLASTICS AND ADJUNCTIVE THERAPIES	Antineoplastic Enzyme Inhibitors	Zelboraf Oral Tablet 240 MG	Y
ANTINEOPLASTICS AND ADJUNCTIVE THERAPIES	Antineoplastic Enzyme Inhibitors	Ibrance Oral Capsule 75 MG	Y
ANTINEOPLASTICS AND ADJUNCTIVE THERAPIES	Antineoplastic Enzyme Inhibitors	Ibrance Oral Capsule 100 MG	Y
ANTINEOPLASTICS AND ADJUNCTIVE THERAPIES	Antineoplastic Enzyme Inhibitors	Ibrance Oral Capsule 125 MG	Y
ANTINEOPLASTICS AND ADJUNCTIVE THERAPIES	Antineoplastic Enzyme Inhibitors	Cotellic Oral Tablet 20 MG	Y
ANTINEOPLASTICS AND ADJUNCTIVE THERAPIES	Antineoplastic Enzyme Inhibitors	Ninlaro Oral Capsule 2.3 MG	Y
ANTINEOPLASTICS AND ADJUNCTIVE THERAPIES	Antineoplastic Enzyme Inhibitors	Ninlaro Oral Capsule 3 MG	Y
ANTINEOPLASTICS AND ADJUNCTIVE THERAPIES	Antineoplastic Enzyme Inhibitors	Ninlaro Oral Capsule 4 MG	Y

Therapeutic Category [Categoría Terapéutica]	Therapeutic Class [Clase Terapéutica]	Drug Description [Descripción de la Droga]	Preautorization [Preautorización] Y=Yes
ANTIPSYCHOTICS/ANTIMANIC AGENTS	Benzisoxazoles	Risperdal Consta Intramuscular Suspension Reconstituted 12.5 MG	Y
ANTIPSYCHOTICS/ANTIMANIC AGENTS	Benzisoxazoles	Risperdal Consta Intramuscular Suspension Reconstituted 37.5 MG	Y
ANTIPSYCHOTICS/ANTIMANIC AGENTS	Benzisoxazoles	Risperdal Consta Intramuscular Suspension Reconstituted 50 MG	Y
ANTIPSYCHOTICS/ANTIMANIC AGENTS	Benzisoxazoles	Risperdal Consta Intramuscular Suspension Reconstituted 25 MG	Y
ANTIPSYCHOTICS/ANTIMANIC AGENTS	Dibenzapines	Quetiapine Fumarate ER Oral Tablet Extended Release 24 Hour 200 MG	Y
ANTIPSYCHOTICS/ANTIMANIC AGENTS	Dibenzapines	Quetiapine Fumarate ER Oral Tablet Extended Release 24 Hour 300 MG	Y
ANTIPSYCHOTICS/ANTIMANIC AGENTS	Dibenzapines	Quetiapine Fumarate ER Oral Tablet Extended Release 24 Hour 400 MG	Y

ANTIPSYCHOTICS/ANTIMANIC AGENTS	Dibenzapines	Quetiapine Fumarate ER Oral Tablet Extended Release 24 Hour 50 MG	Y
ANTIPSYCHOTICS/ANTIMANIC AGENTS	Dibenzapines	Quetiapine Fumarate ER Oral Tablet Extended Release 24 Hour 150 MG	Y
ANTIPSYCHOTICS/ANTIMANIC AGENTS	Dibenzapines	Clozaril Oral Tablet 100 MG	Y
ANTIPSYCHOTICS/ANTIMANIC AGENTS	Dibenzapines	Clozaril Oral Tablet 25 MG	Y
ANTIPSYCHOTICS/ANTIMANIC AGENTS	Dibenzapines	Clozapine Oral Tablet 100 MG	Y
ANTIPSYCHOTICS/ANTIMANIC AGENTS	Dibenzapines	Clozapine Oral Tablet 25 MG	Y
ANTIVIRALS	Hepatitis Agents	Hepsera Oral Tablet 10 MG	Y
ANTIVIRALS	Hepatitis Agents	Adefovir Dipivoxil Oral Tablet 10 MG	Y
ANTIVIRALS	Hepatitis Agents	Entecavir Oral Tablet 0.5 MG	Y

Therapeutic Category [Categoría Terapéutica]	Therapeutic Class [Clase Terapéutica]	Drug Description [Descripción de la Droga]	Preautorization [Preautorización] Y=Yes
ANTIVIRALS	Hepatitis Agents	Entecavir Oral Tablet 1 MG	Y
ANTIVIRALS	Hepatitis Agents	Baraclude Oral Tablet 0.5 MG	Y
ANTIVIRALS	Hepatitis Agents	Baraclude Oral Tablet 1 MG	Y
CORTICOSTEROIDS	Glucocorticosteroid s	Entocort EC Oral Capsule Delayed Release Particles 3 MG	Y
CORTICOSTEROIDS	Glucocorticosteroid s	Budesonide Oral Capsule Delayed Release Particles 3 MG	Y
DERMATOLOGICALS	Antipsoriatics	Tazorac External Gel 0.05%	Y
DERMATOLOGICALS	Antipsoriatics	Tazorac External Gel 0.1%	Y
DERMATOLOGICALS	Antipsoriatics	Tazorac External Cream 0.05%	Y
DERMATOLOGICALS	Antipsoriatics	Tazorac External Cream 0.1%	Y
ENDOCRINE AND METABOLIC AGENTS - MISC.	Bone Density Regulators	Forteo Subcutaneous Solution 600 MCG/2.4ML	Y
ENDOCRINE AND METABOLIC AGENTS - MISC.	Bone Density Regulators	Reclast Intravenous Solution 5 MG/100ML	Y
ENDOCRINE AND METABOLIC AGENTS - MISC.	Bone Density Regulators	Zoledronic Acid Intravenous Solution 5 MG/100ML	Y
ENDOCRINE AND METABOLIC AGENTS - MISC.	Bone Density Regulators	Pamidronate Disodium Intravenous Solution 30 MG/10ML	Y
ENDOCRINE AND METABOLIC AGENTS - MISC.	Bone Density Regulators	Pamidronate Disodium Intravenous Solution 90 MG/10ML	Y
ENDOCRINE AND METABOLIC AGENTS - MISC.	Bone Density Regulators	Pamidronate Disodium Intravenous Solution 6 MG/ML	Y
ENDOCRINE AND METABOLIC AGENTS - MISC.	Bone Density Regulators	Alendronate Sodium Oral Tablet 40 MG	Y
ENDOCRINE AND METABOLIC AGENTS - MISC.	Bone Density Regulators	Fosamax Oral Tablet 40 MG	Y
ENDOCRINE AND METABOLIC AGENTS - MISC.	Bone Density Regulators	Prolia Subcutaneous Solution 60 MG/ML	Y

Therapeutic Category [Categoría Terapéutica]	Therapeutic Class [Clase Terapéutica]	Drug Description [Descripción de la Droga]	Preautorization [Preautorización] Y=Yes
ENDOCRINE AND METABOLIC AGENTS - MISC.	Hormone Receptor Modulators	Raloxifene HCl Oral Tablet 60 MG	Y
ENDOCRINE AND METABOLIC AGENTS - MISC.	Hormone Receptor Modulators	Evista Oral Tablet 60 MG	Y
ENDOCRINE AND METABOLIC AGENTS - MISC.	Growth Hormone Receptor Antagonists	Somavert Subcutaneous Solution Reconstituted 10 MG	Y
ENDOCRINE AND METABOLIC AGENTS - MISC.	Growth Hormone Receptor Antagonists	Somavert Subcutaneous Solution Reconstituted 15 MG	Y
ENDOCRINE AND METABOLIC AGENTS - MISC.	Growth Hormone Receptor Antagonists	Somavert Subcutaneous Solution Reconstituted 20 MG	Y
ENDOCRINE AND METABOLIC AGENTS - MISC.	Growth Hormone Receptor Antagonists	Somavert Subcutaneous Solution Reconstituted 25 MG	Y
ENDOCRINE AND METABOLIC AGENTS - MISC.	Growth Hormone Receptor Antagonists	Somavert Subcutaneous Solution Reconstituted 30 MG	Y
HEMATOLOGICAL AGENTS - MISC.	Antihemophilic Products	Feiba NF Intravenous Solution Reconstituted	Y
HEMATOLOGICAL AGENTS - MISC.	Antihemophilic Products	Feiba VH Immuno Intravenous Solution Reconstituted	Y
HEMATOLOGICAL AGENTS - MISC.	Antihemophilic Products	Feiba Intravenous Solution Reconstituted	Y
HEMATOLOGICAL AGENTS - MISC.	Antihemophilic Products	Eloctate Intravenous Solution Reconstituted 250 UNIT	Y

HEMATOLOGICAL AGENTS - MISC.	Antihemophilic Products	Eloctate Intravenous Solution Reconstituted 500 UNIT	Y
HEMATOLOGICAL AGENTS - MISC.	Antihemophilic Products	Eloctate Intravenous Solution Reconstituted 750 UNIT	Y
HEMATOLOGICAL AGENTS - MISC.	Antihemophilic Products	Eloctate Intravenous Solution Reconstituted 1000 UNIT	Y
HEMATOLOGICAL AGENTS - MISC.	Antihemophilic Products	Eloctate Intravenous Solution Reconstituted 1500 UNIT	Y

Therapeutic Category [Categoría Terapéutica]	Therapeutic Class [Clase Terapéutica]	Drug Description [Descripción de la Droga]	Preautorization [Preautorización] Y=Yes
HEMATOLOGICAL AGENTS - MISC.	Antihemophilic Products	Eloctate Intravenous Solution Reconstituted 2000 UNIT	Y
HEMATOLOGICAL AGENTS - MISC.	Antihemophilic Products	Eloctate Intravenous Solution Reconstituted 3000 UNIT	Y
HEMATOLOGICAL AGENTS - MISC.	Platelet Aggregation Inhibitors	Effient Oral Tablet 5 MG	Y
HEMATOLOGICAL AGENTS - MISC.	Platelet Aggregation Inhibitors	Effient Oral Tablet 10 MG	Y
MISCELLANEOUS THERAPEUTIC CLASSES	Immunosuppressive Agents	Zortress Oral Tablet 0.25 MG	Y
MISCELLANEOUS THERAPEUTIC CLASSES	Immunosuppressive Agents	Zortress Oral Tablet 0.75 MG	Y
MISCELLANEOUS THERAPEUTIC CLASSES	Immunosuppressive Agents	Zortress Oral Tablet 0.5 MG	Y
MISCELLANEOUS THERAPEUTIC CLASSES	Systemic Lupus Erythematosus Agents	Benlysta Intravenous Solution Reconstituted 120 MG	Y

MISCELLANEOUS THERAPEUTIC CLASSES	Systemic Lupus Erythematosus Agents	Benlysta Intravenous Solution Reconstituted 400 MG	Y
NEUROMUSCULAR AGENTS	Neuromuscular Blocking Agent - Neurotoxins	Botox Injection Solution Reconstituted 200 UNIT	Y
NEUROMUSCULAR AGENTS	Neuromuscular Blocking Agent - Neurotoxins	Botox Injection Solution Reconstituted 100 UNIT	Y
OPHTHALMIC AGENTS	Ophthalmic Steroids	Tobradex Ophthalmic Suspension 0.3-0.1%	Y
OPHTHALMIC AGENTS	Ophthalmic Steroids	Tobramycin- Dexamethasone Ophthalmic Suspension 0.3-0.1%	Y
OPHTHALMIC AGENTS	Prostaglandins - Ophthalmic	Travatan Z Ophthalmic Solution 0.004%	Y
OPHTHALMIC AGENTS	Prostaglandins - Ophthalmic	Lumigan Ophthalmic Solution 0.01%	Y
PASSIVE IMMUNIZING AND TREATMENT AGENTS	Immune Serums	Gammagard S/D Intravenous Solution Reconstituted 5 GM	Y

Therapeutic Category [Categoría Terapéutica]	Therapeutic Class [Clase Terapéutica]	Drug Description [Descripción de la Droga]	Preautorization [Preautorización] Y=Yes
PASSIVE IMMUNIZING AND TREATMENT AGENTS	Immune Serums	Gammagard S/D Intravenous Solution Reconstituted 10 GM	Y
PASSIVE IMMUNIZING AND TREATMENT AGENTS	Immune Serums	Gammagard S/D Less IgA Intravenous Solution Reconstituted 5 GM	Y
PASSIVE IMMUNIZING AND TREATMENT AGENTS	Immune Serums	Gammagard S/D Less IgA Intravenous Solution Reconstituted 10 GM	Y
PASSIVE IMMUNIZING AND TREATMENT AGENTS	Immune Serums	Gamunex-C Injection Solution 1 GM/10ML	Y

PASSIVE IMMUNIZING AND TREATMENT AGENTS	Immune Serums	Gamunex-C Injection Solution 2.5 GM/25ML	Y
PASSIVE IMMUNIZING AND TREATMENT AGENTS	Immune Serums	Gamunex-C Injection Solution 5 GM/50ML	Y
PASSIVE IMMUNIZING AND TREATMENT AGENTS	Immune Serums	Gamunex-C Injection Solution 20 GM/200ML	Y
PASSIVE IMMUNIZING AND TREATMENT AGENTS	Immune Serums	Gamunex-C Injection Solution 10 GM/100ML	Y
PASSIVE IMMUNIZING AND TREATMENT AGENTS	Immune Serums	Gammaked Injection Solution 1 GM/10ML	Y
PASSIVE IMMUNIZING AND TREATMENT AGENTS	Immune Serums	Gammaked Injection Solution 2.5 GM/25ML	Y
PASSIVE IMMUNIZING AND TREATMENT AGENTS	Immune Serums	Gammaked Injection Solution 5 GM/50ML	Y
PASSIVE IMMUNIZING AND TREATMENT AGENTS	Immune Serums	Gammaked Injection Solution 10 GM/100ML	Y
PASSIVE IMMUNIZING AND TREATMENT AGENTS	Immune Serums	Gammaked Injection Solution 20 GM/200ML	Y
PASSIVE IMMUNIZING AND TREATMENT AGENTS	Immune Serums	Gammagard Injection Solution 1 GM/10ML	Y
PASSIVE IMMUNIZING AND TREATMENT AGENTS	Immune Serums	Gammagard Injection Solution 2.5 GM/25ML	Y
PASSIVE IMMUNIZING AND TREATMENT AGENTS	Immune Serums	Gammagard Injection Solution 5 GM/50ML	Y
PASSIVE IMMUNIZING AND TREATMENT AGENTS	Immune Serums	Gammagard Injection Solution 10 GM/100ML	Y
PASSIVE IMMUNIZING AND TREATMENT AGENTS	Immune Serums	Gammagard Injection Solution 20 GM/200ML	Y
PASSIVE IMMUNIZING AND TREATMENT AGENTS	Immune Serums	Gammagard Injection Solution 30 GM/300ML	Y

Therapeutic Category [Categoría Terapéutica]	Therapeutic Class [Clase Terapéutica]	Drug Description [Descripción de la Droga]	Preautorization [Preautorización] Y=Yes
RESPIRATORY AGENTS - MISC.	Cystic Fibrosis Agents	Pulmozyme Inhalation Solution 1 MG/ML	Y
TETRACYCLINES	TETRACYCLINES	Tetracycline HCl Oral Capsule 250 MG	Y
TETRACYCLINES	TETRACYCLINES	Tetracycline HCl Oral Capsule 500 MG	Y
TETRACYCLINES	TETRACYCLINES	Demeclocycline HCl Oral Tablet 150 MG	Y
TETRACYCLINES	TETRACYCLINES	Demeclocycline HCl Oral Tablet 300 MG	Y
TETRACYCLINES	TETRACYCLINES	Declomycin Oral Tablet 300 MG	Y
VASOPRESSORS	Anaphylaxis Therapy Agents	Epinephrine Injection Solution Auto-injector 0.15 MG/0.3ML	Y
VASOPRESSORS	Anaphylaxis Therapy Agents	Epinephrine Injection Solution Auto-injector 0.15 MG/0.15ML	Y
VASOPRESSORS	Anaphylaxis Therapy Agents	Epinephrine Injection Solution Auto-injector 0.3 MG/0.3ML	Y

VIH-SIDA

Drug Name [Nombre del Medicamento]	Net Cost [Costo Neto]	Tier [Tier]	Reference Name [Nombre de Referencia]	Requirements/ Limits [Requerimientos/ Límites]
THERAPEUTIC CATEGORY [CATEGORÍA TERAPÉUTICA]
Therapeutic Class [Clase Terapéutica]
ANESTHETICS [ANEST ÉSICOS]
Local Anesthetics [Anestésicos Locales]
lidocaine viscous 2 % mouth/throat soln	1	Preferred	XYLOCAINE
ANTIBACTERIALS [ANTIBACTERIANOS]
Macrolides [Macrólidos]
azithromycin 250 mg tab, 500 mg tab	1	Preferred	ZITHROMAX
azithromycin 1 gm pckt, 100 mg/5ml susp, 200 mg/5ml susp, 600 mg tab	2	Preferred	ZITHROMAX
clarithromycin 125 mg/5ml susp, 250 mg tab, 500 mg tab	2	Preferred	BIAXIN
clarithromycin 250 mg/5ml susp	3	Preferred	BIAXIN
ERY-TAB 500 mg tab dr	3	Preferred
erythromycin base 250 mg cap dr prt, 250 mg tab, 500 mg tab	3	Preferred	ERY-TAB
erythromycin ethylsuccinate 400 mg tab	3	Preferred	E.E.S.
ERYTHROCIN STEARATE 250 mg tab	4	Non-Preferred
E.E.S. GRANULES 200 mg/5ml susp	5	Preferred
ERYPED 200 200 mg/5ml susp	5	Preferred
ERYPED 400 400 mg/5ml susp	6	Preferred

• PA – Prior Authorization [Pre Autorización] • aPA – Administrative Prior Authorization [Pre Autorización
Administrativa] • QL – Quantity Limit [Límite de Cantidad] • ST – Step Therapy [Terapia Escalonada] • AL – Age Limit [Límite de Edad] • Net Cost [Costo Neto] – Please refer to page 9 for monthly net cost range [Ver página 9 para rangos de costo neto mensual] • P – Preferred Contracted Product [Producto Contratado
Preferido]
 Página

VIH-SIDA

Drug Name [Nombre del Medicamento]	Net Cost [Costo Neto]	Tier [Tier]	Reference Name [Nombre de Referencia]	Requirements/ Limits [Requerimientos/ Límites]
Miscellaneous Antibacterials [Antibacterianos Misceláneos]
clindamycin hcl 150 mg cap, 300 mg cap, 75 mg cap	1	Preferred	CLEOCIN
Penicillins [Penicilinas]
amoxicillin 125 mg/5ml susp , 200 mg/5ml susp, 250 mg cap, 250 mg/5ml susp, 400 mg/5ml susp, 500 mg cap, 500 mg tab, 875 mg tab	1	Preferred	AMOXIL
amoxicillin-pot clavulanate 200-28.5 mg/5ml susp, 40057 mg/5ml susp, 500-125 mg tab, 875-125 mg tab	1	Preferred	AUGMENTIN
ampicillin 125 mg/5ml susp, 250 mg cap, 250 mg/5ml susp, 500 mg cap	1	Preferred	PRINCIPEN
penicillin v potassium 125 mg/5ml soln, 250 mg tab, 250 mg/5ml soln, 500 mg tab	1	Preferred	VEETIDS
amoxicillin-pot clavulanate 250-125 mg tab, 250-62.5 mg/5ml susp	3	Preferred	AUGMENTIN
BICILLIN L-A 600000 unit/ml im susp	3	Non-Preferred
penicillin g procaine 600000 unit/ml im susp	3	Non-Preferred	BICILLIN LA
BICILLIN L-A 1200000 unit/2ml im susp	4	Non-Preferred
BICILLIN L-A 2400000 unit/4ml im susp	5	Non-Preferred
Quinolones [Quinolonas]
ciprofloxacin hcl 250 mg tab, 500 mg tab, 750 mg tab	1	Preferred	CIPRO
levofloxacin 250 mg tab, 500 mg tab, 750 mg tab	1	Preferred	LEVAQUIN
ciprofloxacin 500 mg/5ml (10%) susp	3	Preferred	CIPRO

VIH-SIDA

Drug Name [Nombre del Medicamento]	Net Cost [Costo Neto]	Tier [Tier]	Reference Name [Nombre de Referencia]	Requirements/ Limits [Requerimientos/ Límites]
ciprofloxacin 250 mg/5ml (5%) susp	4	Preferred	CIPRO
Sulfonamides [Sulfonamidas]
sulfamethoxazole -tmp ds 800-160 mg tab	1	Preferred	SEPTRA
sulfamethoxazoletrimethoprim 200-40 mg/5ml susp, 400-80 mg tab	1	Preferred	SEPTRA
sulfadiazine 500 mg tab	4	Preferred	SULFADIAZINE
Tetracyclines [Tetraciclinas]
minocycline hcl 100 mg cap, 50 mg cap, 75 mg cap	1	Preferred	MINOCIN
doxycycline monohydrate 50 mg cap, 100 mg cap	2	Non-Preferred	MONODOX
ANTIMYCOBACTERIALS [ANTIMICOBACTERIANOS]
Antituberculars [Antituberculosos]
isoniazid 100 mg tab, 300 mg tab	1	Preferred	ISONIAZID
rifampin 150 mg cap	1	Preferred	RIFADIN
ethambutol hcl 100 mg tab	2	Non-Preferred	MYAMBUTOL
pyrazinamide 500 mg tab	2	Non-Preferred	PYRAZINAMIDE
rifampin 300 mg cap	2	Preferred	RIFADIN
ethambutol hcl 400 mg tab	3	Non-Preferred	MYAMBUTOL
isoniazid 50 mg/5ml syr	5	Non-Preferred	ISONIAZID
rifabutin 150 mg cap			MYCOBUTIN	Puerto Rico Health Department Tuberculosis Control Program
cycloserine 250 mg cap			SEROMYCIN
RIFAMATE 50-300 mg cap
TRECATOR 250 mg tab
CAPASTAT 1 gm inj

VIH-SIDA

Miscellaneous Antimycobacterials [Antimicobacterianos Misceláneos]
dapsone 100 mg tab, 25 mg tab	2	Preferred	DAPSONE
ANTIMYCOTIC AGENTS [ANTIMICÓTICOS]
Antifungals [Antifungales]
fluconazole 10 mg/ml susp, 100 mg tab, 150 mg tab, 200 mg tab, 50 mg tab	1	Preferred	DIFLUCAN

Drug Name [Nombre del Medicamento]	Net Cost [Costo Neto]	Tier [Tier]	Reference Name [Nombre de Referencia]	Requirements/ Limits [Requerimientos/ Límites]
ketoconazole 200 mg tab	1	Preferred	NIZORAL
terbinafine hcl 250 mg tab	1	Preferred	LAMISIL
fluconazole 40 mg/ml susp	2	Preferred	DIFLUCAN
voriconazole 40 mg/ml susp	4	Preferred	VFEND
itraconazole 100 mg cap	5	Preferred	SPORANOX
SPORANOX 10 mg/ml soln	6	Preferred
voriconazole 50 mg tab	8	Preferred	VFEND
voriconazole 200 mg tab	10	Preferred	VFEND
ANTIPARASITICS [ANTIPARASITARIOS]
Anthelmintics [Antihelmínticos]
ALBENZA 200 mg tab	9	Preferred
Antimalarials [Antimaláricos]
DARAPRIM 25 mg tab	7	Non-Preferred		PA
Antiprotozoals - Non-Antimalarials [Antiprotozoarios No-Antimalaráricos]
NEBUPENT 300 mg inh soln	4	Preferred
atovaquone 750 mg/5ml susp	9	Non-Preferred	MEPRON
ANTIVIRALS [ANTIVIRALES]
Anti-Cytomegalovirus (CMV) Agents [Agentes Anti-Citomegalovirus]
valganciclovir hcl 450 mg tab	13	Non-Preferred	VALCYTE

VIH-SIDA

Antiherpetic Agents [Agentes Antiherpéticos]
acyclovir 200 mg cap, 400 mg tab, 800 mg tab	1	Preferred	ZOVIRAX
acyclovir 200 mg/5ml susp	2	Preferred	ZOVIRAX
Non-Nucleoside Reverse Transcriptase Inhibitors [Inhibidores No Nucleósidos De La Transciptasa Reversa]
nevirapine 200 mg tab	1	Preferred	VIRAMUNE
nevirapine 50 mg/5ml susp	5	Non-Preferred	VIRAMUNE
RESCRIPTOR 200 mg tab	6	Non-Preferred
SUSTIVA 200 mg cap	6	Preferred		P
nevirapine er 100 mg tab er 24 hr, 400 mg tab er 24 hr	7	Non-Preferred	VIRAMUNE XR
SUSTIVA 50 mg cap, 600 mg tab	7	Preferred		P
zidovudine 300 mg tab	2	Non-Preferred	RETROVIR

Drug Name [Nombre del Medicamento]	Net Cost [Costo Neto]	Tier [Tier]	Reference Name [Nombre de Referencia]	Requirements/ Limits [Requerimientos/ Límites]
Nucleoside/Nucleotide Reverse Transcriptase Inhibitors [Inhibidores Nucleósidos/Nucleótidos De La Transcriptasa Reversa]
stavudine 1 mg/ml soln, 15 mg cap, 20 mg cap, 30 mg cap, 40 mg cap	3	Preferred	ZERIT
didanosine 125 mg cap dr, 200 mg cap dr, 250 mg cap dr	4	Non-Preferred	VIDEX EC
lamivudine 10 mg/ml soln	4	Preferred	EPIVIR
lamivudine 150 mg tab	4	Preferred	EPIVIR
zidovudine 100 mg cap, 50 mg/5ml syr	4	Non-Preferred	RETROVIR
abacavir sulfate 300 mg tab	5	Non-Preferred	ZIAGEN
didanosine 400 mg cap dr	5	Non-Preferred	VIDEX EC
lamivudine 300 mg tab	5	Preferred	EPIVIR
VIDEX 2 gm soln	5	Non-Preferred
lamivudine 100 mg tab	6	Preferred	EPIVIR	PA
lamivudine-zidovudine 150300 mg tab	6	Preferred	COMBIVIR
ZIAGEN 20 mg/ml soln	6	Non-Preferred
abacavir-lamivudinezidovudine 300-150-300 mg tab	10	Non-Preferred	TRIZIVIR

VIH-SIDA

BLOOD MODIFIERS [MODIFICADORES DE LA SANGRE]
Erythropoiesis-Stimulating Agents [Agentes Estimulantes De Eritropoiesis]
ARANESP (ALBUMIN FREE) 100 mcg/0.5ml inj soln	1	Preferred	PA, P
PROCRIT 3000 unit/ml inj soln	5	Preferred	PA, P
ARANESP (ALBUMIN FREE) 25 mcg/0.42ml inj soln, 25 mcg/ml inj soln	6	Preferred	PA, P
PROCRIT 10000 unit/ml inj soln	6	Preferred	PA, P
ARANESP (ALBUMIN FREE) 40 mcg/0.4ml inj soln	7	Preferred	PA, P

Drug Name [Nombre del Medicamento]	Net Cost [Costo Neto]	Tier [Tier]	Reference Name [Nombre de Referencia]	Requirements/ Limits [Requerimientos/ Límites]
ARANESP (ALBUMIN FREE) 40 mcg/ml inj soln, 60 mcg/ml inj soln	8	Preferred		PA, P
ARANESP (ALBUMIN FREE) 150 mcg/0.3ml inj soln, 150 mcg/0.75ml inj soln, 200 mcg/0.4ml inj soln, 200 mcg/ml inj soln, 300 mcg/0.6ml inj soln, 300 mcg/ml inj soln, 500 mcg/ml inj soln, 60 mcg/0.3ml inj soln	9	Preferred		PA, P
ARANESP (ALBUMIN FREE) 100 mcg/ml inj soln	11	Preferred		PA, P
PROCRIT 40000 unit/ml inj soln	11	Preferred		PA, P
Iron [Hierro]
iron 325 (65 fe) mg tab	1	Preferred	IRON

VIH-SIDA

CHEMOTHERAPIES [QUIMIOTERAPIAS]
Antineoplastic Progestins [Antineoplásicos De Progestina]
megestrol acetate 20 mg tab, 40 mg tab	1	Preferred	MEGACE
megestrol acetate 40 mg/ml susp, 400 mg/10ml susp	2	Preferred	MEGACE
Folic Acid Antagonists Rescue Agents [Antagonistas De Ácido Fólico]
leucovorin calcium 5 mg tab	3	Preferred	LEUCOVORIN
leucovorin calcium 10 mg tab, 15 mg tab	4	Preferred	LEUCOVORIN
leucovorin calcium 25 mg tab	9	Preferred	LEUCOVORIN
leucovorin calcium 50 mg inj, 100 mg inj, 200 mg inj, 350 mg inj, 500 mg inj	9	Non-Preferred	LEUCOVORIN
DENTAL AND ORAL AGENTS [AGENTES DENTALES Y ORALES]
Antifungals [Antifungales]
clotrimazole 10 mg mouth/throat lozenge, 10 mg mouth/throat troche	1	Preferred	MYCELEX

Drug Name [Nombre del Medicamento]	Net Cost [Costo Neto]	Tier [Tier]	Reference Name [Nombre de Referencia]	Requirements/ Limits [Requerimientos/ Límites]
nystatin 100000 unit/ml mouth/throat susp	1	Preferred	MYCOSTATIN
HORMONAL AGENTS [AGENTES HORMONALES]
Mineralocorticoids [Mineralocorticoides]
fludrocortisone acetate 0.1 mg tab	1	Preferred	FLORINEF

VIH-SIDA

IMMUNOSUPPRESSANTS [IMMUNOSUPRESORES]
Glucocorticosteroids [Glucocorticoides]
dexamethasone 0.5 mg tab, 0.5 mg/5ml oral elix, 0.5 mg/5ml soln, 0.75 mg tab, 1 mg tab, 1.5 mg tab, 2 mg tab, 4 mg tab, 6 mg tab	1	Preferred	DECADRON
MEDROL 2 mg tab	1	Preferred
methylprednisolone 32 mg tab, 4 mg tab	1	Preferred	MEDROL
methylprednisolone (pak) 4 mg tab	1	Preferred	MEDROL
prednisolone 15 mg/5ml soln, 15 mg/5ml syr	1	Preferred	PRELONE
prednisone 1 mg tab, 10 mg tab, 2.5 mg tab, 20 mg tab, 5 mg tab, 50 mg tab	1	Preferred	DELTASONE
prednisone (pak) 10 mg tab, 5 mg tab	1	Preferred	DELTASONE
hydrocortisone 10 mg tab, 20 mg tab, 5 mg tab	2	Preferred	CORTEF
methylprednisolone 16 mg tab, 8 mg tab	2	Preferred	MEDROL

NEFROLOGIA

Drug Name [Nombre del Medicamento]	Net Cost [Costo Neto]	Tier [Tier]	Reference Name [Nombre de Referencia]	Requirements/ Limits [Requerimientos/ Límites]
THERAPEUTIC CATEGORY [CATEGORÍA TERAPÉUTICA]
Therapeutic Class [Clase Te rapéutica]
ANALGESICS [ANALGÉ SICOS]
Nonsteroidal Anti-Inflammatory Agents (Nsaids) [Anti-Inflamatorios No Esteroidales]
indomethacin 25 mg cap, 50 mg cap	1	Non-Preferred	INDOCIN
ANTIBACTERIALS [ANTIBACTERIANOS]
First Generation Cephalosporins [Cefalosporinas De Primera Generación]
cephalexin 125 mg/5ml susp, 250 mg cap, 500 mg cap	1	Preferred	KEFLEX
cefadroxil 250 mg/5ml susp	2	Non-Preferred	DURICEF	AL ≤ 12 años
cephalexin 250 mg/5ml susp	2		KEFLEX
cefadroxil 500 mg/5ml susp	3	Non-Preferred	DURICEF	AL≤ 12 años
Macrolides [Macrólidos]
azithromycin 250 mg tab, 500 mg tab	1	Preferred	ZITHROMAX
azithromycin 1 gm pckt, 100 mg/5ml susp, 200 mg/5ml susp, 600 mg tab	2	Preferred	ZITHROMAX
clarithromycin 125 mg/5ml susp, 250 mg tab, 500 mg tab	2	Preferred	BIAXIN
clarithromycin 250 mg/5ml susp	3	Preferred	BIAXIN
ERY-TAB 500 mg tab dr	3	Preferred
XI ycin base 250 mg cap dr prt, 250 mg tab, 500 mg tab	3	Preferred	ERY-TAB
erythromycin ethylsuccinate 400 mg tab	3	Preferred	E.E.S.
ERYTHROCIN STEARATE 250 mg tab	4	Non-Preferred
E.E.S. GRANULES 200 mg/5ml susp	5	Preferred
ERYPED 200 200 mg/5ml susp	5	Preferred

Página 1 de 14
Revisado 5/18/2017

NEFROLOGIA

Drug Name [Nombre del Medicamento]	Net Cost [Costo Neto]	Tier [Tier]	Reference Name [Nombre de Referencia]	Requirements/ Limits [Requerimientos/ Límites]
ERYPED 400 400 mg/5ml susp	6	Preferred
Penicillins [Penicilinas]
amoxicillin 125 mg/5ml susp, 200 mg/5ml susp, 250 mg cap, 250 mg/5ml susp, 400 mg/5ml susp, 500 mg cap, 500 mg tab, 875 mg tab	1	Preferred	AMOXIL
amoxicillin-pot clavulanate 200-28.5 mg/5ml susp, 40057 mg/5ml susp, 500-125 mg tab, 875-125 mg tab	1	Preferred	AUGMENTIN
ampicillin 125 mg/5ml susp, 250 mg cap, 250 mg/5ml susp, 500 mg cap	1	Preferred	PRINCIPEN
penicillin v potassium 125 mg/5ml soln, 250 mg tab, 250 mg/5ml soln, 500 mg tab	1	Preferred	VEETIDS
amoxicillin-pot clavulanate 250-125 mg tab, 250-62.5 mg/5ml susp	3	Preferred	AUGMENTIN
BICILLIN L-A 600000 unit/ml im susp	3	Non-Preferred
penicillin g procaine 600000 unit/ml im susp	3	Non-Preferred	BICILLIN LA
BICILLIN L-A 1200000 unit/2ml im susp	4	Non-Preferred
BICILLIN L-A 2400000 unit/4ml im susp	5	Non-Preferred
Quinolones [Quinolonas]
ciprofloxacin hcl 250 mg tab, 500 mg tab, 750 mg tab	1	Preferred	CIPRO
levofloxacin 250 mg tab, 500 mg tab, 750 mg tab	1	Preferred	LEVAQUIN
ciprofloxacin 500 mg/5ml (10%) susp	3	Preferred	CIPRO

Página 2 de 14
Revisado 5/18/2017

NEFROLOGIA

Drug Name [Nombre del Medicamento]	Net Cost [Costo Neto]	Tier [Tier]	Reference Name [Nombre de Referencia]	Requirements/ Limits [Requerimientos/ Límites]
ciprofloxacin 250 mg/5ml (5%) susp	4	Preferred	CIPRO
Second Generation Cephalosporins [Cefalosporinas De Segunda Generación]
cefaclor 250 mg cap, 500 mg cap	2	Preferred	CECLOR
cefprozil 125 mg/5ml susp, 250 mg tab, 250 mg/5ml susp, 500 mg tab	2	Preferred	CEFZIL
Sulfonamides [Sulfonamidas]
sulfamethoxazole -tmp ds 800-160 mg tab	1	Preferred	SEPTRA
sulfamethoxazoletrimethoprim 200-40 mg/5ml susp, 400-80 mg tab	1	Preferred	SEPTRA
Third Generation Cephalosporins [Cefalosporinas De Tercera Generación]
cefdinir 125 mg/5ml susp, 300 mg cap	2	Preferred	OMNICEF
cefdinir 250 mg/5ml susp	3	Preferred	OMNICEF
ANTIDIABETIC AGENTS [AGENTES ANTIDIABÉTICOS]
Alpha-Glucosidase Inhibitors [Inhibidores De Alfa Glucosidasa]
acarbose 100 mg tab, 25 mg tab, 50 mg tab	2	Preferred	PRECOSE
Biguanides [Biguanidas]
metformin hcl 1000 mg tab, 500 mg tab, 850 mg tab	1	Preferred	GLUCOPHAGE
metformin hcl er 500 mg tab er 24 hr, 750 mg tab er 24 hr	1	Preferred	GLUCOPHAGE XR
Dipeptidyl Peptidase-4 (Dpp-4) Inhibitors [Inhibidores De Dpp-4]
KOMBIGLYZE XR 2.5 -1000 mg tab er 24 hr, 5-1000 mg tab er 24 hr, 5-500 mg tab er 24 hr	3	Preferred		ST, P
ONGLYZA 2.5 mg tab, 5 mg tab	3	Preferred		ST, P
Insulin Mixtures [Mezclas De Insulinas]
HUMULIN 70/30 (70 -30) 100 unit/ml sc susp	2	Preferred		P

Página 3 de 14
Revisado 5/18/2017

NEFROLOGIA

Drug Name [Nombre del Medicamento]	Net Cost [Costo Neto]	Tier [Tier]	Reference Name [Nombre de Referencia]	Requirements/ Limits [Requerimientos/ Límites]
HUMALOG MIX 75/25 (7525) 100 unit/ml sc susp	3	Preferred		P
HUMALOG MIX 50/50 (5050) 100 unit/ml sc susp	4	Preferred		P
Insulin Sensitizing Agents [Agentes Sensibilizantes De Insulin]
pioglitazone hcl 15 mg tab, 30 mg tab, 45 mg tab	1	Preferred	ACTOS
Intermediate-Acting Insulins [Insulinas De Duración Intermedia]
HUMULIN N 100 unit/ml sc susp	2	Preferred		P
Long-Acting Insulins [Insulinas De Larga Duración]
LANTUS SOLOSTAR 100 unit/ml subcutaneous solution pen-injector	2	Preferred		P
LANTUS 100 unit/ml sc soln	3	Preferred		P
Rapid-Acting Insulins [Insulinas De Rápida Duración]
HUMALOG 100 unit/ml subcutaneous solution cartridge	2	Preferred		P
HUMALOG 100 unit/ml sc soln	3	Preferred		P
Short-Acting Insulins [Insulinas De Corta Duración]
HUMULIN R 100 unit/ml inj soln	2	Preferred		P

Página 4 de 14
Revisado 5/18/2017

NEFROLOGIA

Sulfonylureas [Sulfonilureas]
glimepiride 1 mg tab, 2 mg tab, 4 mg tab	1	Preferred	AMARYL
glipizide 10 mg tab, 5 mg tab	1	Preferred	GLUCOTROL
ANTIEMETICS [ANTIEMÉTICOS]
Miscellaneous Antiemetics [Antieméticos Misceláneos]
metoclopramide hcl 10 mg tab, 10 mg/10ml soln, 5 mg tab, 5 mg/5ml soln, 5 mg/ml inj soln	1	Preferred	REGLAN

Drug Name [Nombre del Medicamento]	Net Cost [Costo Neto]	Tier [Tier]	Reference Name [Nombre de Referencia]	Requirements/ Limits [Requerimientos/ Límites]
ANTIHYPERTENSIVES [ANTIHIPERTENSIVOS]
Alpha-Adrenergic Blocking Agents [Bloqueadores Alfa Adrenérgicos]
terazosin hcl 1 mg cap, 10 mg cap, 2 mg cap, 5 mg cap	1	Preferred	HYTRIN
Angiotensin II Receptor Blockers (Arb) [Antagonistas Del Receptor Angiotensina II]
losartan potassium 100 mg tab, 25 mg tab, 50 mg tab	1	Preferred	COZAAR
losartan potassium-hctz 100-12.5 mg tab, 100-25 mg tab, 50-12.5 mg tab	1	Preferred	HYZAAR
Angiotensin-Converting Enzyme (Ace) Inhibitors [Inhibidores De La Enzima Convertidora De Angiotensin]
fosinopril sodium 10 mg tab, 20 mg tab, 40 mg tab	1	Preferred	MONOPRIL
lisinopril 10 mg tab, 2.5 mg tab, 20 mg tab, 30 mg tab, 40 mg tab, 5 mg tab	1	Preferred	ZESTRIL
lisinopril-hydrochlorothiazide 10-12.5 mg tab, 20-12.5 mg tab, 20-25 mg tab	1	Preferred	ZESTORETIC
Calcium Channel Blocking Agents [Bloqueadores De Canales De Calcio]
amlodipine besylate 10 mg tab, 2.5 mg tab, 5 mg tab	1	Preferred	NORVASC

Página 5 de 14
Revisado 5/18/2017

NEFROLOGIA

diltiazem hcl 120 mg tab, 30 mg tab, 60 mg tab, 90 mg tab	1	Preferred	CARDIZEM
diltiazem hcl er 120 mg cap er 24 hr, 180 mg cap er 24 hr, 240 mg cap er 24 hr	1	Preferred	DILACOR XR
diltiazem hcl er beads 120 mg cap er 24 hr	1	Preferred	TIAZAC
diltiazem hcl er coated beads 120 mg cap er 24 hr, 180 mg cap er 24 hr, 240 mg cap er 24 hr	1	Preferred	CARDIZEM CD
dilt-xr 120 mg cap er 24 hr, 180 mg cap er 24 hr, 240 mg cap er 24 hr	1	Preferred	DILACOR XR

Drug Name [Nombre del Medicamento]	Net Cost [Costo Neto]	Tier [Tier]	Reference Name [Nombre de Referencia]	Requirements/ Limits [Requerimientos/ Límites]
nifedipine er osmotic 30 mg tab er 24 hr	1	Preferred	PROCARDIA XL
verapamil hcl 120 mg tab, 40 mg tab, 80 mg tab	1	Preferred	CALAN
verapamil hcl er 120 mg tab er, 180 mg tab er, 240 mg tab er	1	Preferred	CALAN SR
diltiazem hcl er beads 180 mg cap er 24 hr, 240 mg cap er 24 hr, 300 mg cap er 24 hr, 360 mg cap er 24 hr	2	Preferred	TIAZAC
diltiazem hcl er coated beads 300 mg cap er 24 hr	2	Preferred	CARDIZEM CD
nifedipine er osmotic 60 mg tab er 24 hr, 90 mg tab er 24 hr	2	Preferred	PROCARDIA XL
Cardioselective Beta Blocking Agents [Bloqueadores Beta Cardioselectivos]
atenolol 100 mg tab, 25 mg tab, 50 mg tab	1	Preferred	TENORMIN

Página 6 de 14
Revisado 5/18/2017

NEFROLOGIA

metoprolol succinate er 25 mg tab er 24 hr, 50 mg tab er 24 hr	1	Preferred	LOPRESSOR
metoprolol tartrate 100 mg tab, 25 mg tab, 50 mg tab	1	Preferred	LOPRESSOR
metoprolol succinate er 100 mg tab er 24 hr, 200 mg tab er 24 hr	2	Preferred	LOPRESSOR
Cardioselective Beta-Adrenergic Blocking Agents [Bloqueadores Beta-Adrenérgicos Cardioselectivos]
atenolol-chlorthalidone 10025 mg tab, 50-25 mg tab	1	Preferred	TENORETIC
metoprolol- hydrochlorothiazide 50-25 mg tab	2	Non-Preferred	LOPRESSOR HCT
metoprololhydrochlorothiazide 100-25 mg tab, 100-50 mg tab	3	Non-Preferred	LOPRESSOR HCT

Drug Name [Nombre del Medicamento]	Net Cost [Costo Neto]	Tier [Tier]	Reference Name [Nombre de Referencia]	Requirements/ Limits [Requerimientos/ Límites]
Loop Diuretics [Diuréticos Del Asa]
bumetanide 0.5 mg tab, 1 mg tab, 2 mg tab	1	Non-Preferred	BUMEX
furosemide 10 mg/ml soln, 20 mg tab, 40 mg tab, 80 mg tab	1	Preferred	LASIX
Nonselective Beta Blocking Agents [Bloqueadores Beta No-Selectivos]
propranolol hcl 10 mg tab, 20 mg tab, 20 mg/5ml soln, 40 mg tab, 40 mg/5ml soln, 80 mg tab	1	Preferred	INDERAL
propranolol hcl 60 mg tab	2	Preferred	INDERAL
Nonselective Beta-Adrenergic Blocking Agents [Bloqueadores Beta-Adrenérgicos No- Selectivos]
Thiazide Diuretics [Diuréticos Tiazidas]
chlorothiazide 250 mg tab, 500 mg tab	1	Preferred	DIURIL

Página 7 de 14
Revisado 5/18/2017

NEFROLOGIA

chlorthalidone 25 mg tab, 50 mg tab	1	Non-Preferred	HYGROTON
DIURIL 250 mg/5ml susp	1	Preferred
hydrochlorothiazide 25 mg tab, 50 mg tab	1	Preferred	MICROZIDE
metolazone 2.5 mg tab, 5 mg tab	1	Non-Preferred	ZAROXOLYN
chlorthalidone 100 mg tab	2	Non-Preferred	HYGROTON
metolazone 10 mg tab	2	Non-Preferred	ZAROXOLYN
Vasodilator Beta Blockers [Bloqueadores Beta Vasodilatadores]
carvedilol 12.5 mg tab, 25 mg tab, 3.125 mg tab, 6.25 mg tab	1	Preferred	COREG
BENIGN PROSTATIC HYPERTROPHY AGENTS [AGENTES PARA HIPERTROFIA PROSTÁTICA BENIGNA]
Alpha 1-Adrenoceptor Antagonists [Bloqueadores Alfa1-Adrenérgicos]
tamsulosin hcl 0.4 mg cap	1	Preferred	FLOMAX

Drug Name [Nombre del Medicamento]	Net Cost [Costo Neto]	Tier [Tier]	Reference Name [Nombre de Referencia]	Requirements/ Limits [Requerimientos/ Límites]
BLOOD MODIFIERS [MODIFICADORES DE LA SANGRE]
Cobalamins [Cobalaminas]
cyanocobalamin 1000 mcg/ml inj soln	1	Preferred	VIT B-12
Erythropoiesis-Stimulating Agents [Agentes Estimulantes De Eritropoiesis]
ARANESP (ALBUMIN FREE) 100 mcg/0.5ml inj soln	1	Preferred		PA, P
PROCRIT 2000 unit/ml inj soln, 3000 unit/ml inj soln, 4000 unit/ml inj soln	5	Preferred		PA, P
ARANESP (ALBUMIN FREE) 25 mcg/0.42ml inj soln, 25 mcg/ml inj soln	6	Preferred		PA, P
PROCRIT 10000 unit/ml inj soln	6	Preferred		PA, P

Página 8 de 14
Revisado 5/18/2017

NEFROLOGIA

ARANESP (ALBUMIN FREE) 40 mcg/0.4ml inj soln	7	Preferred		PA, P
ARANESP (ALBUMIN FREE) 40 mcg/ml inj soln, 60 mcg/ml inj soln	8	Preferred		PA, P
ARANESP (ALBUMIN FREE) 150 mcg/0.75ml inj soln, 200 mcg/0.4ml inj soln, 200 mcg/ml inj soln, 300 mcg/0.6ml inj soln, 300 mcg/ml inj soln, 500 mcg/ml inj soln, 60 mcg/0.3ml inj soln	9	Preferred		PA, P
PROCRIT 20000 unit/ml inj soln	9	Preferred		PA, P
ARANESP (ALBUMIN FREE) 100 mcg/ml inj soln	11	Preferred		PA, P
PROCRIT 40000 unit/ml inj soln	11	Preferred		PA, P
Folates [Folatos]
folic acid 1 mg tab, 400 mcg tab, 800 mcg tab	1	Preferred	FOLIC ACID	OTC

Drug Name [Nombre del Medicamento]	Net Cost [Costo Neto]	Tier [Tier]	Reference Name [Nombre de Referencia]	Requirements/ Limits [Requerimientos/ Límites]
Iron [Hierro]
iron 325 (65 fe) mg tab	1	Preferred	IRON
DEXFERRUM 50 mg/ml inj soln	5	Non-Preferred
INFED 50 mg/ml inj soln	5
CHEMOTHERAPIES [QUIMIOTERAPIAS]
Antineoplastic Progestins [Antineoplásicos De Progestina]
megestrol acetate 20 mg tab, 40 mg tab	1	Preferred	MEGACE
megestrol acetate 40 mg/ml susp, 400 mg/10ml susp	2	Preferred	MEGACE
DIABETES SUPPLIES [SUMINISTROS PARA DIABETES]
Needles & Syringes [Agujas Y Jeringuillas]
insulin syringe/needle	1	Preferred	.

Página 9 de 14
Revisado 5/18/2017

NEFROLOGIA

DYSLIPIDEMICS [DISLIPIDÉMICOS]
Bile Acid Sequestrants [Secuestradores De Acidos Biliares]
cholestyramine 4 gm pckt, 4 gm/dose oral pwdr	3	Preferred	QUESTRAN
Fibric Acid Derivatives [Derivados De Ácido Fíbrico]
gemfibrozil 600 mg tab	1	Preferred	LOPID
Hmg Coa Reductase Inhibitors [Inhibidores De La Reductasa De Hmg Coa]
atorvastatin calcium 10 mg tab, 20 mg tab, 40 mg tab, 80 mg tab	1	Preferred	LIPITOR
pravastatin sodium 10 mg tab, 20 mg tab, 80 mg tab	1	Non-Preferred	PRAVACHOL
simvastatin 10 mg tab, 20 mg tab, 40 mg tab, 5 mg tab, 80 mg tab	1	Preferred	ZOCOR
pravastatin sodium 40 mg tab	2	Non-Preferred	PRAVACHOL
GASTROINTESTINAL AGENTS [AGENTES GASTROINTESTINALES]
Histamine2 (H2) Receptor Antagonists [Antagonistas Del Receptor De H2]
famotidine 20 mg tab, 40 mg tab	1	Preferred	PEPCID

Drug Name [Nombre del Medicamento]	Net Cost [Costo Neto]	Tier [Tier]	Reference Name [Nombre de Referencia]	Requirements/ Limits [Requerimientos/ Límites]
ranitidine hcl 15 mg/ml syr, 150 mg/10ml syr, 300 mg tab, 75 mg/5ml syr	1	Preferred	ZANTAC
GENITOURINARY AGENTS [AGENTES GENITOURINARIOS]
Phosphate Binder Agents [Enlazadores De Fosfato]
RENVELA 0.8 gm pckt	6	Preferred		PA, P
RENVELA 2.4 gm pckt, 800 mg tab	7	Preferred		PA, P

Página 10 de 14
Revisado 5/18/2017

NEFROLOGIA

calcium acetate 667 mg cap.	3	Non-Preferred	PHOSLO
HORMONAL AGENTS [AGENTES HORMONALES]
Calcimimetics [Calcimiméticos]
SENSIPAR 30 mg tab	7	Preferred		PA
SENSIPAR 60 mg tab	9	Preferred		PA
SENSIPAR 90 mg tab	10	Preferred		PA
Mineralocorticoids [Mineralocorticoides]
fludrocortisone acetate 0.1 mg tab	1	Preferred	FLORINEF
Vasopressin Analogs [Análogos De Vasopresina]
desmopressin acetate 4 mcg/ml inj soln	2	Non-Preferred	DDAVP
desmopressin acetate 0.2 mg tab	3	Non-Preferred	DDAVP
desmopressin ace spray refrig 0.01 % nasal soln	4	Non-Preferred	DDAVP
desmopressin acetate 0.1 mg tab	4	Non-Preferred	DDAVP
desmopressin acetate spray 0.01 % nasal soln	4	Non-Preferred	DDAVP
STIMATE 1.5 mg/ml nasal soln	7	Non-Preferred		PA
IMMUNOSUPPRESSANTS [IMMUNOSUPRESORES]
Cyclosporine Analogs [Análogos De Ciclosporina]
cyclosporine modified 25 mg cap, 50 mg cap	3	Preferred	NEORAL	PA, P
cyclosporine modified 25 mg cap, 50 mg cap	3	Preferred	NEORAL	PA
NEORAL 25 mg cap	3	Preferred		PA, P

Drug Name [Nombre del Medicamento]	Net Cost [Costo Neto]	Tier [Tier]	Reference Name [Nombre de Referencia]	Requirements/ Limits [Requerimientos/ Límites]
cyclosporine 25 mg cap	4	Preferred	SANDIMMUNE	PA
cyclosporine modified 100 mg cap, 100 mg/ml soln	4	Preferred	NEORAL	PA
cyclosporine 100 mg cap	5	Preferred	SANDIMMUNE	PA

Página 11 de 14
Revisado 5/18/2017

NEFROLOGIA

cyclosporine modified 100 mg cap	5	Preferred	NEORAL	PA, P
NEORAL 100 mg cap	5	Preferred		PA, P
cyclosporine 100 mg cap, 25 mg cap	6	Preferred	SANDIMMUNE	PA, P
SANDIMMUNE 100 mg cap, 100 mg/ml soln, 25 mg cap	6	Preferred		PA, P
cyclosporine modified 100 mg/ml soln	7	Preferred	NEORAL	PA, P
NEORAL 100 mg/ml soln	7	Preferred		PA, P
Glucocorticosteroids [Glucocorticoides]
dexamethasone 0.5 mg tab , 0.5 mg/5ml oral elix, 0.5 mg/5ml soln, 0.75 mg tab, 1 mg tab, 1.5 mg tab, 2 mg tab, 4 mg tab, 6 mg tab	1	Preferred	DECADRON
MEDROL 2 mg tab	1	Preferred
methylprednisolone 32 mg tab, 4 mg tab	1	Preferred	MEDROL
methylprednisolone (pak) 4 mg tab	1	Preferred	MEDROL
prednisolone 15 mg/5ml soln, 15 mg/5ml syr	1	Preferred	PRELONE
prednisone 1 mg tab, 10 mg tab, 2.5 mg tab, 20 mg tab, 5 mg tab, 50 mg tab	1	Preferred	DELTASONE
prednisone (pak) 10 mg tab, 5 mg tab	1	Preferred	DELTASONE
hydrocortisone 10 mg tab, 20 mg tab, 5 mg tab	2	Preferred	CORTEF
methylprednisolone 16 mg tab, 8 mg tab	2	Preferred	MEDROL
Organ Transplant Agents [Agentes Para Trasplantes]
azathioprine 50 mg tab	1	Preferred	IMURAN

Página 12 de 14
Revisado 5/18/2017

NEFROLOGIA

Drug Name [Nombre del Medicamento]	Net Cost [Costo Neto]	Tier [Tier]	Reference Name [Nombre de Referencia]	Requirements/ Limits [Requerimientos/ Límites]
mycophenolate mofetil 250 mg cap, 500 mg tab	2	Preferred	CELLCEPT	PA
tacrolimus 0.5 mg cap	3	Non-Preferred	PROGRAF	PA
MYFORTIC 180 mg tab dr	4	Preferred		PA, P
tacrolimus 1 mg cap	4	Non-Preferred	PROGRAF	PA
mycophenolic acid 180 mg tab dr	5	Preferred	MYFORTIC	PA
sirolimus 0.5 mg tab, 1 mg tab, 2 mg tab	5	Non-Preferred	RAPAMUNE	PA
MYFORTIC 360 mg tab dr	6			PA, P
tacrolimus 5 mg cap	6	Non-Preferred	PROGRAF	PA
mycophenolic acid 360 mg tab dr	7	Preferred	MYFORTIC	PA
RAPAMUNE 1 mg/ml soln	8	Non-Preferred		PA
MINERALS & ELECTROLYTES [MINERALES Y ELECTROLITOS]
Calcium Regulating Agents [Agentes Reguladores De Calcio]
calcitriol 0.25 mcg cap	1	Preferred	ROCALTROL
calcitriol 0.5 mcg cap	2	Preferred	ROCALTROL
calcitriol 1 mcg/ml soln	5	Preferred	ROCALTROL
Electrolytes/Minerals Replacement [Reemplazo De Electrolitos/Minerales]
potassium chloride 20 meq/15ml (10%) oral liquid, 20 meq/15ml (10%) soln	1	Preferred	KAY-CIEL
potassium chloride crys er 10 meq tab er, 20 meq tab er	1	Preferred	KLOR-CON
potassium chloride er 10 meq tab er, 8 meq tab er	1	Preferred	KLOR-CON
potassium chloride er 10 meq cap er, 8 meq cap er	2	Preferred	MICRO-K
potassium chloride 40 meq/15ml (20%) oral liquid	4	Preferred	KAON CL
Potassium Removing Resins [Resinas Removedoras De Potasio]
kalexate oral pwdr	3	Preferred	KAYEXALATE
sodium polystyrene sulfonate oral pwdr, 15 gm/60ml susp	3	Preferred	KAYEXALATE

Página 13 de 14
Revisado 5/18/2017

NEFROLOGIA

ONCOLOGIA

Drug Name [Nombre del Medicamento]	Net Cost [Costo Neto]	Tier [Tier]	Reference Name [Nombre de Referencia]	Requirements/ Limits [Requerimientos/ Límites]
THERAPEUTIC CATEGORY [CATEGORÍA TERAPÉUTICA]
Therapeutic Class [Clase Terapéutica]
ANALGESICS [ANALG ÉSICOS]
Nonsteroidal Anti-Inflammatory Agents (NSAIDS) [Anti-Inflamatorios No Esteroidales]
ibuprofen 400 mg tab, 600 mg tab, 800 mg tab	1	Preferred	MOTRIN	QL=15 días No refills
nabumetone 500 mg tab, 750 mg tab	1	Preferred	RELAFEN
naproxen 250 mg tab, 375 mg tab, 500 mg tab	1	Preferred	NAPROSYN	QL=15 días No refills
naproxen dr 375 mg tab dr, 500 mg tab dr	1	Preferred	NAPROSYN	QL=15 días No refills
sulindac 150 mg tab, 200 mg tab	1	Preferred	CLINORIL
meloxicam7.5 mg tab, 15 mg tab	1	Preferred	MOBIC	QL=15 días No refills
indomethacin 25 mg cap, 50 mg cap	1	Non-Preferred	INDOCIN
Opioid Analgesics, Long-Acting [Analgésicos Opiodes, Larga Duración]
fentanyl 25 mcg/hr td patch 72 hr	2	Preferred	DURAGESIC
oxycodone hcl 10 mg tab	2	Preferred	DAZIDOX	QL=15 días No refills
fentanyl 50 mcg/hr td patch 72 hr, 75 mcg/hr td patch 72 hr	3	Preferred	DURAGESIC
morphine sulfate er 15 mg tab er	3	Preferred	MORPHINE
oxycodone hcl 20 mg tab	3	Preferred	DAZIDOX	QL=15 días No refills
fentanyl 100 mcg/hr td patch 72 hr	4	Preferred	DURAGESIC

1 de 17

Revisado: 5 de mayo de 2017
ONCOLOGIA

Drug Name [Nombre del Medicamento]	Net Cost [Costo Neto]	Tier [Tier]	Reference Name [Nombre de Referencia]	Requirements/ Limits [Requerimientos/ Límites]
morphine sulfate er 30 mg tab er	4	Preferred	MORPHINE
morphine sulfate er 60 mg tab er	5	Preferred	MORPHINE
morphine sulfate er 100 mg tab er	6	Preferred	MORPHINE
Short-Acting Opioid Analgesics [Analgésicos Opiodes De Corta Duración]
acetaminophen -codeine 120-12 mg/5ml soln, 300-15 mg tab, 300-30 mg tab, 300- 60 mg tab	1	Preferred	TYLENOL-CODEINE	QL=15 días No refills
acetaminophen-codeine #2 300-15 mg tab	1	Preferred	TYLENOL-CODEINE	QL=15 días No refills
acetaminophen-codeine #3 300-30 mg tab	1	Preferred	TYLENOL-CODEINE	QL=15 días No refills
acetaminophen-codeine #4 300-60 mg tab	1	Preferred	TYLENOL-CODEINE	QL=15 días No refills
hydrocodoneacetaminophen 10-325 mg tab, 5-325 mg tab, 7.5-325 mg tab, 7.5-500 mg/15ml soln	1	Preferred	VICODIN	QL=15 días No refills
hydromorphone hcl 2 mg tab, 4 mg tab	1	Preferred	DILAUDID
meperidine hcl 50 mg/ml inj soln	1	Preferred	DEMEROL
morphine sulfate 15 mg tab, 30 mg tab	1	Preferred	MORPHINE
oxycodone-acetaminophen 5-325 mg tab	1	Preferred	PERCOCET	QL=15 días No refills
tramadol hcl 50 mg tab	1	Preferred	ULTRAM
codeine sulfate 15 mg tab, 30 mg tab, 60 mg tab	2	Preferred	CODEINE

• PA – Prior Authorization [Pre Autorización] • aPA – Administrative Prior Authorization [Pre Autorización Administrativa] • QL – Quantity Limit [Límite de Cantidad] • ST – Step Therapy [Terapia Escalonada] • AL – Age Limit [Límite de Edad] • Net Cost [Costo Neto] – Please refer to page 9 for monthly net cost range [Ver página 9 para rangos de costo neto mensual] • P – Preferred Contracted Product [Producto Contratado Preferido]

Página 2 de 17

Revisado: 5 de mayo de 2017
ONCOLOGIA

Drug Name [Nombre del Medicamento]	Net Cost [Costo Neto]	Tier [Tier]	Reference Name [Nombre de Referencia]	Requirements/ Limits [Requerimientos/ Límites]
meperidine hcl 100 mg/ml inj soln	2	Preferred	DEMEROL
morphine sulfate 10 mg/5ml soln	2	Preferred	MORPHINE
morphine sulfate (concentrate) 100 mg/5ml soln, 20 mg/ml soln	2	Preferred	MORPHINE
hydromorphone hcl 8 mg tab	3	Preferred	DILAUDID
oxycodone-acetaminophen 10-325 mg tab, 7.5-325 mg tab	3	Preferred	PERCOCET	QL=15 días No refills
hydromorphone hcl 1 mg/ml oral liquid	4	Preferred	DILAUDID
ANESTHETICS [ANESTÉSICOS]
Local Anesthetics [Anestésicos Locales]
lidocaine viscous 2 % mouth/throat soln 1 Preferred XYLOCAINE
ANTIBACTERIALS [ANTIBACTERIANOS]
Macrolides [Macrólidos]
azithromycin 250 mg tab, 500 mg tab	1	Preferred	ZITHROMAX
azithromycin 1 gm pckt, 100 mg/5ml susp, 200 mg/5ml susp, 600 mg tab	2	Preferred	ZITHROMAX

• PA – Prior Authorization [Pre Autorización] • aPA – Administrative Prior Authorization [Pre Autorización Administrativa] • QL – Quantity Limit [Límite de Cantidad] • ST – Step Therapy [Terapia Escalonada] • AL – Age Limit [Límite de Edad] • Net Cost [Costo Neto] – Please refer to page 9 for monthly net cost range [Ver página 9 para rangos de costo neto mensual] • P – Preferred Contracted Product [Producto Contratado Preferido]

Página 3 de 17

Revisado: 5 de mayo de 2017
ONCOLOGIA

clarithromycin 125 mg/5ml susp, 250 mg tab, 500 mg tab	2	Preferred	BIAXIN
clarithromycin 250 mg/5ml susp	3	Preferred	BIAXIN
ERY-TAB 500 mg tab dr	3	Preferred
erythromycin base 250 mg cap dr prt, 250 mg tab, 500 mg tab	3	Preferred	ERY-TAB

Drug Name [Nombre del Medicamento]	Net Cost [Costo Neto]	Tier [Tier]	Reference Name [Nombre de Referencia]	Requirements/ Limits [Requerimientos/ Límites]
erythromycin ethylsuccinate 400 mg tab	3	Preferred	E.E.S.
ERYTHROCIN STEARATE 250 mg tab	4	Non-Preferred
E.E.S. GRANULES 200 mg/5ml susp	5	Preferred
ERYPED 200 200 mg/5ml susp	5	Preferred
ERYPED 400 400 mg/5ml susp	6	Preferred
Penicillins [Penicilinas]
amoxicillin 125 mg/5ml susp, 200 mg/5ml susp, 250 mg cap, 250 mg/5ml susp, 400 mg/5ml susp, 500 mg cap, 500 mg tab, 875 mg tab	1	Preferred	AMOXIL
amoxicillin-pot clavulanate, 200-28.5 mg/5ml susp, 40057 mg/5ml susp, 500-125 mg tab, 875-125 mg tab	1	Preferred	AUGMENTIN

• PA – Prior Authorization [Pre Autorización] • aPA – Administrative Prior Authorization [Pre Autorización Administrativa] • QL – Quantity Limit [Límite de Cantidad] • ST – Step Therapy [Terapia Escalonada] • AL – Age Limit [Límite de Edad] • Net Cost [Costo Neto] – Please refer to page 9 for monthly net cost range [Ver página 9 para rangos de costo neto mensual] • P – Preferred Contracted Product [Producto Contratado Preferido]

Página 4 de 17

Revisado: 5 de mayo de 2017
ONCOLOGIA

ampicillin 125 mg/5ml susp, 250 mg cap, 250 mg/5ml susp, 500 mg cap	1	Preferred	PRINCIPEN
penicillin v potassium 125 mg/5ml soln, 250 mg tab, 250 mg/5ml soln, 500 mg tab	1	Preferred	VEETIDS
amoxicillin-pot clavulanate 250-125 mg tab, 250-62.5 mg/5ml susp	3	Preferred	AUGMENTIN
BICILLIN L-A 600000 unit/ml im susp	3	Non-Preferred
penicillin g procaine 600000 unit/ml im susp	3	Non-Preferred	BICILLIN LA

Drug Name [Nombre del Medicamento]	Net Cost [Costo Neto]	Tier [Tier]	Reference Name [Nombre de Referencia]	Requirements/ Limits [Requerimientos/ Límites]
BICILLIN L-A 1200000 unit/2ml im susp	4	Non-Preferred
BICILLIN L-A 2400000 unit/4ml im susp	5	Non-Preferred
Quinolones [Quinolonas]
ciprofloxacin hcl 250 mg tab, 500 mg tab, 750 mg tab	1	Preferred	CIPRO
levofloxacin 250 mg tab, 500 mg tab, 750 mg tab	1	Preferred	LEVAQUIN
ciprofloxacin 500 mg/5ml (10%) susp	3	Preferred	CIPRO
ciprofloxacin 250 mg/5ml (5%) susp	4	Preferred	CIPRO
Sulfonamides [Sulfonamidas]

• PA – Prior Authorization [Pre Autorización] • aPA – Administrative Prior Authorization [Pre Autorización Administrativa] • QL – Quantity Limit [Límite de Cantidad] • ST – Step Therapy [Terapia Escalonada] • AL – Age Limit [Límite de Edad] • Net Cost [Costo Neto] – Please refer to page 9 for monthly net cost range [Ver página 9 para rangos de costo neto mensual] • P – Preferred Contracted Product [Producto Contratado Preferido]

Página 5 de 17

Revisado: 5 de mayo de 2017
ONCOLOGIA

sulfamethoxazole-tmp ds 800-160 mg tab	1	Preferred	SEPTRA
sulfamethoxazoletrimethoprim 200-40 mg/5ml susp, 400-80 mg tab	1	Preferred	SEPTRA
sulfadiazine 500 mg tab	4	Preferred	SULFADIAZINE
ANTICONVULSANTS [ANTICONVULSIVANTES]
Anticonvulsants [Anticonvulsivantes
gabapentin 100 mg cap, 300 mg cap, 400 mg cap, 600 mg tab, 800 mg tab	1	Preferred	NEURONTIN
DILANTIN 30 mg cap	2	Preferred
gabapentin 250 mg/5ml soln	2	Preferred	NEURONTIN
phenytoin 125 mg/5ml susp, 50 mg tab chew	2	Preferred	DILANTIN
phenytoin sodium extended 100 mg cap	2	Preferred	DILANTIN

Drug Name [Nombre del Medicamento]	Net Cost [Costo Neto]	Tier [Tier]	Reference Name [Nombre de Referencia]	Requirements/ Limits [Requerimientos/ Límites]
ANTIEMETICS [ANTIEMÉTICOS]
5-Hydroxytryptamine 3 (5-HT3) Antagonists [Antagonistas De 5-HT3]
ondansetron 4 mg odt, 8 mg odt	1	Preferred	ZOFRAN ODT
ondansetron hcl 24 mg tab, 4 mg tab, 8 mg tab	1	Preferred	ZOFRAN

• PA – Prior Authorization [Pre Autorización] • aPA – Administrative Prior Authorization [Pre Autorización Administrativa] • QL – Quantity Limit [Límite de Cantidad] • ST – Step Therapy [Terapia Escalonada] • AL – Age Limit [Límite de Edad] • Net Cost [Costo Neto] – Please refer to page 9 for monthly net cost range [Ver página 9 para rangos de costo neto mensual] • P – Preferred Contracted Product [Producto Contratado Preferido]

Página 6 de 17

Revisado: 5 de mayo de 2017
ONCOLOGIA

Miscellaneous Antiemetics [Antieméticos Misceláneos]
metoclopramide hcl 10 mg tab, 10 mg/10ml soln, 5 mg tab, 5 mg/5ml soln, 5 mg/ml inj soln	1	Preferred	REGLAN
promethazine hcl 25 mg/ml inj soln, 50 mg/ml inj soln	1	Preferred	PHENERGAN
promethazine hcl 12.5 mg tab, 25 mg tab, 50 mg tab, 6.25 mg/5ml soln, 6.25 mg/5ml syr	1	Preferred	PHENERGAN
trimethobenzamide hcl 300 mg cap	1	Preferred	TIGAN
Phenothiazines [Fenotiazinas]
prochlorperazine edisylate 5 mg/ml inj soln	1	Preferred	COMPAZINE
prochlorperazine maleate 10 mg tab, 5 mg tab	1	Preferred	COMPAZINE
prochlorperazine 25 mg rect supp	4	Non-Preferred	COMPAZINE
ANTIMYCOBACTERIALS [ANTIMICOBACTERIANOS]
Miscellaneous Antimycobacterials [Antimicobacterianos Misceláneos]
dapsone 100 mg tab, 25 mg tab	2	Preferred	DAPSONE

• PA – Prior Authorization [Pre Autorización] • aPA – Administrative Prior Authorization [Pre Autorización Administrativa] • QL – Quantity Limit [Límite de Cantidad] • ST – Step Therapy [Terapia Escalonada] • AL – Age Limit [Límite de Edad] • Net Cost [Costo Neto] – Please refer to page 9 for monthly net cost range [Ver página 9 para rangos de costo neto mensual] • P – Preferred Contracted Product [Producto Contratado Preferido]

Página 7 de 17

Revisado: 5 de mayo de 2017
ONCOLOGIA

Drug Name [Nombre del Medicamento]	Net Cost [Costo Neto]	Tier [Tier]	Reference Name [Nombre de Referencia]	Requirements/ Limits [Requerimientos/ Límites]
ANTIMYCOTIC AGENTS [ANTIMICÓTICOS]
Antifungals [Antifungales]
fluconazole 10 mg/ml susp, 100 mg tab, 150 mg tab, 200 mg tab, 50 mg tab	1	Preferred	DIFLUCAN
ketoconazole 200 mg tab	1	Preferred	NIZORAL
terbinafine hcl 250 mg tab	1	Preferred	LAMISIL
fluconazole 40 mg/ml susp	2	Preferred	DIFLUCAN
ANTIVIRALS [ANTIVIRALES]
Antiherpetic Agents [Agentes Antiherpéticos]
acyclovir 200 mg cap, 400 mg tab, 800 mg tab	1	Preferred	ZOVIRAX
acyclovir 200 mg/5ml susp	2	Preferred	ZOVIRAX
BLOOD MODIFIERS [MODIFICADORES DE LA SANGRE]
Cobalamins [Cobalaminas]
cyanocobalamin 1000 mcg/ml inj soln	1	Preferred	VIT B-12
Colony Stimulating Factors [Estimulantes Mieloides]
NEUPOGEN 300 mcg/0.5ml inj soln, 300 mcg/ml inj soln, 480 mcg/1.6ml inj soln	10	Preferred		PA, P
NEULASTA 6 mg/0.6ml sc soln	12	Preferred		PA, P
NEUPOGEN 480 mcg/0.8ml inj soln	12	Preferred		PA, P
Erythropoiesis-Stimulating Agents [Agentes Estimulantes De Eritropoiesis]
ARANESP (ALBUMIN FREE) 100 mcg/0.5ml inj soln	1	Preferred		PA, P
PROCRIT 2000 unit/ml inj soln, 3000 unit/ml inj soln, 4000 unit/ml inj soln	5	Preferred		PA, P

• PA – Prior Authorization [Pre Autorización] • aPA – Administrative Prior Authorization [Pre Autorización Administrativa] • QL – Quantity Limit [Límite de Cantidad] • ST – Step Therapy [Terapia Escalonada] • AL – Age Limit [Límite de Edad] • Net Cost [Costo Neto] – Please refer to page 9 for monthly net cost range [Ver página 9 para rangos de costo neto mensual] • P – Preferred Contracted Product [Producto Contratado Preferido]

Página 8 de 17

Revisado: 5 de mayo de 2017
ONCOLOGIA

Drug Name [Nombre del Medicamento]	Net Cost [Cost Neto]	Tier [Tier]	Reference Name [Nombre de Referencia]	Requirements/ Limits [Requerimientos/ Límites]
ARANESP (ALBUMIN FREE) 25 mcg/0.42ml inj soln, 25 mcg/ml inj soln	6	Preferred		PA, P
PROCRIT 10000 unit/ml inj soln	6	Preferred		PA, P
ARANESP (ALBUMIN FREE) 40 mcg/0.4ml inj soln	7	Preferred		PA, P
ARANESP (ALBUMIN FREE) 40 mcg/ml inj soln, 60 mcg/ml inj soln	8	Preferred		PA, P
ARANESP (ALBUMIN FREE) 150 mcg/0.3ml inj soln, 150 mcg/0.75ml inj soln, 200 mcg/0.4ml inj soln, 200 mcg/ml inj soln, 300 mcg/0.6ml inj soln, 300 mcg/ml inj soln, 500 mcg/ml inj soln, 60 mcg/0.3ml inj soln	9	Preferred		PA, P
PROCRIT 20000 unit/ml inj soln	9	Preferred		PA, P
ARANESP (ALBUMIN FREE) 100 mcg/ml inj soln	11	Preferred		PA, P
PROCRIT 40000 unit/ml inj soln	11	Preferred		PA, P
Folates [Folatos]
folic acid 1 mg tab, 400 mcg tab, 800 mcg tab	1	Preferred	FOLIC ACID	OTC
Iron [Hierro]
iron 325 (65 fe) mg tab	1	Preferred	IRON
DEXFERRUM 50 mg/ml inj soln	5	Non-Preferred
INFED 50 mg/ml inj soln	5	Preferred

• PA – Prior Authorization [Pre Autorización] • aPA – Administrative Prior Authorization [Pre Autorización Administrativa] • QL – Quantity Limit [Límite de Cantidad] • ST – Step Therapy [Terapia Escalonada] • AL – Age Limit [Límite de Edad] • Net Cost [Costo Neto] – Please refer to page 9 for monthly net cost range [Ver página 9 para rangos de costo neto mensual] • P – Preferred Contracted Product [Producto Contratado Preferido]

Página 9 de 17

Revisado: 5 de mayo de 2017
ONCOLOGIA

Drug Name [Nombre del Medicamento]	Net Cost [Costo Neto]	Tier [Tier]	Reference Name [Nombre de Referencia]	Requirements/ Limits [Requerimientos/ Límites]
CHEMOTHERAPIES [QUIMIOTERAPIAS]
Alkylating Agents [Agentes Alquilantes]
lomustine 10 mg cap	3	Non-Preferred	CEENU
ALKERAN 2 mg tab	4	Non-Preferred
temozolomide 5 mg cap	4	Non-Preferred	TEMODAR	PA
lomustine 40 mg cap	5	Non-Preferred	CEENU
LEUKERAN 2 mg tab	6	Non-Preferred
lomustine 100 mg cap	6	Non-Preferred	CEENU
MYLERAN 2 mg tab	7	Preferred
temozolomide 20 mg cap	9	Non-Preferred	TEMODAR	PA
temozolomide 250 mg cap	11	Non-Preferred	TEMODAR	PA
temozolomide 140 mg cap	13	Non-Preferred	TEMODAR	PA
temozolomide 100 mg cap, 180 mg cap	14	Non-Preferred	TEMODAR	PA
Angiogenesis Inhibitors [Inhibidores de Angiogénesis]
STIVARGA 40 mg tab	21	Preferred		PA, P
Antiandrogens [Antiandrógenos]
bicalutamide 50 mg tab	2	Preferred	CASODEX
flutamide 125 mg cap	4	Non-Preferred	EULEXIN	PA
Antiestrogens [Antiestrógenos]
tamoxifen citrate 10 mg tab, 20 mg tab	1	Preferred	NOLVADEX
Antimetabolites [Antimetabolitos]
hydroxyurea 500 mg cap	2	Preferred	HYDREA
mercaptopurine 50 mg tab	2	Preferred	PURINETHOL
methotrexate 2.5 mg tab	2	Preferred	METHOTREXATE
capecitabine 150 mg tab	7	Preferred	XELODA	PA
capecitabine 500 mg tab	11	Preferred	XELODA	PA

• PA – Prior Authorization [Pre Autorización] • aPA – Administrative Prior Authorization [Pre Autorización Administrativa] • QL – Quantity Limit [Límite de Cantidad] • ST – Step Therapy [Terapia Escalonada] • AL – Age Limit [Límite de Edad] • Net Cost [Costo Neto] – Please refer to page 9 for monthly net cost range [Ver página 9 para rangos de costo neto mensual] • P – Preferred Contracted Product [Producto Contratado Preferido]

Página 10 de 17

Revisado: 5 de mayo de 2017
ONCOLOGIA

Antineoplastic Enzyme Inhibitors [Antineoplásicos Inhibidores De Enzimas]
SPRYCEL 20 mg tab	10	Preferred		PA, P
SPRYCEL 50 mg tab	13	Preferred		PA, P
imatinib 100 mg tab	13	Non-Preferred	GLEEVEC	PA

Drug Name [Nombre del Medicamento]	Net Cost [Costo Neto]	Tier [Tier]	Reference Name [Nombre de Referencia]	Requirements/ Limits [Requerimientos/ Límites]
SPRYCEL 70 mg tab	14	Preferred		PA, P
TASIGNA 200 mg cap	15	Preferred		PA, P
SPRYCEL 80 mg tab	17	Preferred		PA, P
TASIGNA 150 mg cap	18	Preferred		PA, P
SPRYCEL 100 mg tab	19	Preferred		PA, P
AFINITOR 2.5 mg tab	20	Preferred		PA, P
NEXAVAR 200 mg tab	20	Preferred		PA, P
SPRYCEL 140 mg tab	20	Preferred		PA, P
AFINITOR 10 mg tab, 5 mg tab, 7.5 mg tab	21	Preferred		PA, P
imatinib 400 mg tab	23	Non-Preferred	GLEEVEC	PA
Antineoplastic Progestins [Antineoplásicos De Progestina]
megestrol acetate 20 mg tab, 40 mg tab	1	Preferred	MEGACE
megestrol acetate 40 mg/ml susp, 400 mg/10ml susp	2	Preferred	MEGACE
Aromatase Inhibitors [Inhibidores De La Aromatasa]
anastrozole 1 mg tab	1	Preferred	ARIMIDEX
Folic Acid Antagonists Rescue Agents [Antagonistas De Ácido Fólico]
leucovorin calcium 5 mg tab	3	Preferred	LEUCOVORIN
leucovorin calcium 10 mg tab, 15 mg tab	4	Preferred	LEUCOVORIN
leucovorin calcium 25 mg tab	9	Preferred	LEUCOVORIN

• PA – Prior Authorization [Pre Autorización] • aPA – Administrative Prior Authorization [Pre Autorización Administrativa] • QL – Quantity Limit [Límite de Cantidad] • ST – Step Therapy [Terapia Escalonada] • AL – Age Limit [Límite de Edad] • Net Cost [Costo Neto] – Please refer to page 9 for monthly net cost range [Ver página 9 para rangos de costo neto mensual] • P – Preferred Contracted Product [Producto Contratado Preferido]

Página 11 de 17

Revisado: 5 de mayo de 2017
ONCOLOGIA

Luteinizing Hormone-Releasing (Lhrh) Analogs [Análogos De Lhrh]
LUPRON DEPOT 11.25 mg im kit, 3.75 mg im kit	6	Preferred	PA, P
LUPRON DEPOT-PED 11.25 mg im kit, 15 mg im kit, 7.5 mg im kit	8	Preferred	PA, P
LUPRON DEPOT 22.5 mg im kit, 30 mg im kit	9	Preferred	PA, P

Drug Name [Nombre del Medicamento]	Net Cost [Costo Neto]	Tier [Tier]	Reference Name [Nombre de Referencia]	Requirements/ Limits [Requerimientos/ Límites]
leuprolide acetate 1 mg/ 0.2 ml inj kit		Non-preferred		PA
ZOLADEX 3.6 mg, 10.8 mg subcutaneous implant	7	Non-preferred		PA
Miscellaneous Antineoplastics [Antineoplásicos Misceláneos]
MATULANE 50 mg cap	10	Non-Preferred		PA
ACTIMMUNE 2000000 unit/0.5ml sc soln	25	Non-Preferred		PA
Mitotic Inhibitors [Inhibidores Mitóticos]
etoposide 50 mg cap	4	Non-Preferred	VEPESID
DENTAL AND ORAL AGENTS [AGENTES DENTALES Y ORALES]
Antifungals [Antifungales]
clotrimazole 10 mg mouth/throat lozenge, 10 mg mouth/throat troche	1	Preferred	MYCELEX	OTC
nystatin 100000 unit/ml mouth/throat susp	1	Preferred	MYCOSTATIN

• PA – Prior Authorization [Pre Autorización] • aPA – Administrative Prior Authorization [Pre Autorización Administrativa] • QL – Quantity Limit [Límite de Cantidad] • ST – Step Therapy [Terapia Escalonada] • AL – Age Limit [Límite de Edad] • Net Cost [Costo Neto] – Please refer to page 9 for monthly net cost range [Ver página 9 para rangos de costo neto mensual] • P – Preferred Contracted Product [Producto Contratado Preferido]

Página 12 de 17

Revisado: 5 de mayo de 2017
ONCOLOGIA

DERMATOLOGICAL AGENTS [AGENTES DERMATOLÓGICOS]
Dermatological Skin Cancer Agents [Dermatológicos Para Cáncer De La Piel]
fluorouracil 2 % soln, 5 % soln	3	Preferred	EFUDEX
fluorouracil 5 % crm	4	Non-Preferred	EFUDEX
GASTROINTESTINAL AGENTS [AGENTES GASTROINTESTINALES]
Anti-Ulcer Agents [Agentes Anti-Ulceras]
misoprostol 100 mcg tab, 200 mcg tab	1	Preferred	CYTOTEC
sucralfate 1 gm tab	1	Preferred	CARAFATE
CARAFATE 1 gm/10ml susp	3	Non-Preferred
Histamine2 (H2) Receptor Antagonists [Antagonistas Del Receptor De H2]
famotidine 20 mg tab, 40 mg tab	1	Preferred	PEPCID

Drug Name [Nombre del Medicamento]	Net Cost [Costo Neto]	Tier [Tier]	Reference Name [Nombre de Referencia]	Requirements/ Limits [Requerimientos/ Límites]
ranitidine hcl 15 mg/ml syr, 150 mg/10ml syr, 300 mg tab, 75 mg/5ml syr	1	Preferred	ZANTAC
Proton Pump Inhibitors [Inhibidores De La Bomba De Protones]
omeprazole 10 mg cap dr, 20 mg cap dr	1	Preferred	PRILOSEC	QL=180 caps/ 365 días
omeprazole 40 mg cap dr	1	Preferred	PRILOSEC	QL=180 caps/ 365 días
HORMONAL AGENTS [AGENTES HORMONALES]
Mineralocorticoids [Mineralocorticoides]
fludrocortisone acetate 0.1 mg tab	1	Preferred	FLORINEF

• PA – Prior Authorization [Pre Autorización] • aPA – Administrative Prior Authorization [Pre Autorización Administrativa] • QL – Quantity Limit [Límite de Cantidad] • ST – Step Therapy [Terapia Escalonada] • AL – Age Limit [Límite de Edad] • Net Cost [Costo Neto] – Please refer to page 9 for monthly net cost range [Ver página 9 para rangos de costo neto mensual] • P – Preferred Contracted Product [Producto Contratado Preferido]

Página 13 de 17

Revisado: 5 de mayo de 2017
ONCOLOGIA

IMMUNOSUPPRESSANTS [IMMUNOSUPRESORES]
Cyclosporine Analogs [Análogos De Ciclosporina]
NEORAL 25 mg cap	3	Preferred		PA, P
cyclosporine modified 25 mg cap, 50 mg cap	3	Preferred	NEORAL	PA
cyclosporine 25 mg cap	4	Preferred	SANDIMMUNE	PA
cyclosporine modified 100 mg cap, 100 mg/ml soln	4	Preferred	NEORAL	PA
cyclosporine 100 mg cap	5	Preferred	SANDIMMUNE	PA
NEORAL 100 mg cap	5	Preferred		PA, P
cyclosporine 100 mg cap, 25 mg cap	6	Preferred	SANDIMMUNE	PA
SANDIMMUNE 100 mg cap, 100 mg/ml soln, 25 mg cap	6	Preferred		PA, P
NEORAL 100 mg/ml soln	7	Preferred		PA, P

Drug Name [Nombre del Medicamento]	Net Cost [Costo Neto]	Tier [Tier]	Reference Name [Nombre de Referencia]	Requirements/ Limits [Requerimientos/ Límites]
Glucocorticosteroids [Glucocorticoides]
dexamethasone 0.5 mg tab, 0.5 mg/5ml oral elix, 0.5 mg/5ml soln, 0.75 mg tab, 1 mg tab, 1.5 mg tab, 2 mg tab, 4 mg tab, 6 mg tab	1	Preferred	DECADRON
MEDROL 2 mg tab	1	Preferred
methylprednisolone 32 mg tab, 4 mg tab	1	Preferred	MEDROL
methylprednisolone (pak) 4 mg tab	1	Preferred	MEDROL
prednisolone 15 mg/5ml soln, 15 mg/5ml syr	1	Preferred	PRELONE

• PA – Prior Authorization [Pre Autorización] • aPA – Administrative Prior Authorization [Pre Autorización Administrativa] • QL – Quantity Limit [Límite de Cantidad] • ST – Step Therapy [Terapia Escalonada] • AL – Age Limit [Límite de Edad] • Net Cost [Costo Neto] – Please refer to page 9 for monthly net cost range [Ver página 9 para rangos de costo neto mensual] • P – Preferred Contracted Product [Producto Contratado Preferido]

Página 14 de 17

Revisado: 5 de mayo de 2017
ONCOLOGIA

prednisone 1 mg tab, 10 mg tab, 2.5 mg tab, 20 mg tab, 5 mg tab, 50 mg tab	1	Preferred	DELTASONE
prednisone (pak) 10 mg tab, 5 mg tab	1	Preferred	DELTASONE
hydrocortisone 10 mg tab, 20 mg tab, 5 mg tab	2	Preferred	CORTEF
methylprednisolone 16 mg tab, 8 mg tab	2	Preferred	MEDROL
Organ Transplant Agents [Agentes Para Trasplantes]
azathioprine 50 mg tab	1	Preferred	IMURAN
mycophenolate mofetil 200 mg/ml susp, 250 mg cap, 500 mg tab	2	Preferred	CELLCEPT	PA
tacrolimus 0.5 mg cap	3	Non-Preferred	PROGRAF	PA
MYFORTIC 180 mg tab dr	4	Preferred		PA, P
tacrolimus 1 mg cap	4	Non-Preferred	PROGRAF	PA
sirolimus 0.5 mg tab, 1 mg tab, 2 mg tab	5	Non-Preferred	RAPAMUNE	PA
MYFORTIC 360 mg tab dr	6	Preferred		PA, P

Drug Name [Nombre del Medicamento]	Net Cost [Costo Neto]	Tier [Tier]	Reference Name [Nombre de Referencia]	Requirements/ Limits [Requerimientos/ Límites]
tacrolimus 5 mg cap	6	Non-Preferred	PROGRAF	PA
RAPAMUNE 1 mg/ml soln	8	Non-Preferred		PA
MINERALS & ELECTROLYTES [MINERALES Y ELECTROLITOS]
Calcium Regulating Agents [Agentes Reguladores De Calcio]
calcitriol 0.25 mcg cap	1	Preferred	ROCALTROL
calcitriol 0.5 mcg cap	2	Preferred	ROCALTROL

• PA – Prior Authorization [Pre Autorización] • aPA – Administrative Prior Authorization [Pre Autorización Administrativa] • QL – Quantity Limit [Límite de Cantidad] • ST – Step Therapy [Terapia Escalonada] • AL – Age Limit [Límite de Edad] • Net Cost [Costo Neto] – Please refer to page 9 for monthly net cost range [Ver página 9 para rangos de costo neto mensual] • P – Preferred Contracted Product [Producto Contratado Preferido]

Página 15 de 17

Revisado: 5 de mayo de 2017
ONCOLOGIA

Página 16 de 17

Revisado: 5 de mayo de 2017

ONCOLOGIA

OB-GYN

Drug Name [Nombre del Medicamento]	Net Cost [Costo Neto]	Tier [Tier]	Reference Name [Nombre de Referencia]	Requirements/ Limits [Requerimientos/ Límites]
THERAPEUTIC CATEGORY [CATEGORÍA TERAPÉUTICA]
Therapeutic Class [Clase Terapéutica]
ANALGESICS [ANALGÉSICOS]
Short-Acting Opioid Analgesics [Analgésicos Opiodes De Corta Duración]
oxycodone-acetaminophen 5-325 mg tab	1	Preferred	PERCOCET	QL=15 días No refills
oxycodone-acetaminophen 10-325 mg tab, 7.5-325 mg tab	3	Preferred	PERCOCET	QL=15 días No refills
ANTIANXIETY AGENTS [AGENTES PARA LA ANXIEDAD]
Miscellaneous Anxiolytics [Ansiolíticos Misceláneos]
hydroxyzine pamoate 100 mg cap, 25 mg cap, 50 mg cap	1	Preferred	VISTARIL
ANTIBACTERIALS [ANTIBACTERIANOS]
First Generation Cephalosporins [Cefalosporinas De Primera Generación]
cephalexin 125 mg/5ml susp, 250 mg cap, 500 mg cap	1	Preferred	KEFLEX
cephalexin 250 mg/5ml susp	2	Preferred	KEFLEX
Macrolides [Macrólidos]
azithromycin 250 mg tab, 500 mg tab	1	Preferred	ZITHROMAX
azithromycin 1 gm pckt, 100 mg/5ml susp, 200 mg/5ml susp, 600 mg tab	2	Preferred	ZITHROMAX
ERY-TAB 500 mg tab dr	3	Preferred
erythromycin base 250 mg cap dr prt, 250 mg tab, 500 mg tab	3	Preferred	ERY-TAB
erythromycin ethylsuccinate 400 mg tab	3	Preferred	E.E.S.
ERYTHROCIN STEARATE 250 mg tab	4	Non-Preferred

Página 1 de 15

Revisado: 1 de mayo de 2017
OB-GYN

Drug Name [Nombre del Medicamento]	Net Cost [Costo Neto]	Tier [Tier]	Reference Name [Nombre de Referencia]	Requirements/ Limits [Requerimientos/ Límites]
E.E.S. GRANULES 200 mg/5ml susp	5	Preferred
ERYPED 200 200 mg/5ml susp	5	Preferred
ERYPED 400 400 mg/5ml susp	6	Preferred
Miscellaneous Antibacterials [Antibacterianos Misceláneos]
clindamycin hcl 150 mg cap, 300 mg cap, 75 mg cap	1	Preferred	CLEOCIN
MACRODANTIN 25 mg cap	1	Preferred
metronidazole 250 mg tab, 500 mg tab	1	Preferred	FLAGYL
nitrofurantoin macrocrystal 50 mg cap	1	Preferred	MACRODANTIN
nitrofurantoin macrocrystal 100 mg cap	2	Preferred	MACRODANTIN
nitrofurantoin monohyd macro 100 mg cap	2	Preferred	MACROBID
nitrofurantoin oral suspension 25 MG/5ML	6	Non-Preferred	FURADANTIN
Penicillins [Penicilinas]
amoxicillin 125 mg/5ml susp , 200 mg/5ml susp, 250 mg cap, , 250 mg/5ml susp, 400 mg/5ml susp, 500 mg cap, 500 mg tab, 875 mg tab	1	Preferred	AMOXIL
amoxicillin-pot clavulanate 200-28.5 mg/5ml susp, 40057 mg/5ml susp, 500-125 mg tab, 875-125 mg tab	1	Preferred	AUGMENTIN
ampicillin 125 mg/5ml susp, 250 mg cap, 250 mg/5ml susp, 500 mg cap	1	Preferred	PRINCIPEN

• PA – Prior Authorization [Pre Autorización] • aPA – Administrative Prior Authorization [Pre Autorización Administrativa] • QL – Quantity Limit [Límite de Cantidad] • ST – Step Therapy [Terapia Escalonada] • AL – Age Limit [Límite de Edad] • Net Cost [Costo Neto] – Please refer to page 9 for monthly net cost range [Ver página 9 para rangos de costo neto mensual] • P – Preferred Contracted Product [Producto Contratado Preferido]

Página 2 de 15

Revisado: 1 de mayo de 2017
OB-GYN

Drug Name [Nombre del Medicamento]	Net Cost [Costo Neto]	Tier [Tier]	Reference Name [Nombre de Referencia]	Requirements/ Limits [Requerimientos/ Límites]
penicillin v potassium 125 mg/5ml soln, 250 mg tab, 250 mg/5ml soln, 500 mg tab	1	Preferred	VEETIDS
amoxicillin-pot clavulanate 250-125 mg tab, 250-62.5 mg/5ml susp	3	Preferred	AUGMENTIN
BICILLIN L-A 600000 unit/ml im susp	3	Non-Preferred
penicillin g procaine 600000 unit/ml im susp	3	Non-Preferred	BICILLIN LA
BICILLIN L-A 1200000 unit/2ml im susp	4	Non-Preferred
BICILLIN L-A 2400000 unit/4ml im susp	5	Non-Preferred
Second Generation Cephalosporins [Cefalosporinas De Segunda Generación]
cefaclor 250 mg cap, 500 mg cap	2	Preferred	CECLOR
cefprozil 125 mg/5ml susp, 250 mg tab, 250 mg/5ml susp, 500 mg tab	2	Preferred	CEFZIL
Sulfonamides [Sulfonamidas]
sulfamethoxazole -tmp ds 800-160 mg tab	1	Preferred	SEPTRA

• PA – Prior Authorization [Pre Autorización] • aPA – Administrative Prior Authorization [Pre Autorización Administrativa] • QL – Quantity Limit [Límite de Cantidad] • ST – Step Therapy [Terapia Escalonada] • AL – Age Limit [Límite de Edad] • Net Cost [Costo Neto] – Please refer to page 9 for monthly net cost range [Ver página 9 para rangos de costo neto mensual] • P – Preferred Contracted Product [Producto Contratado Preferido]

Página 3 de 15

Revisado: 1 de mayo de 2017
OB-GYN

sulfamethoxazoletrimethoprim 200-40 mg/5ml susp, 400-80 mg tab	1	Preferred	SEPTRA
Third Generation Cephalosporins [Cefalosporinas De Tercera Generación]
cefdinir 125 mg/5ml susp, 300 mg cap	2	Preferred	OMNICEF
cefdinir 250 mg/5ml susp	3	Preferred	OMNICEF
Vaginal Antibiotics [Antibióticos Vaginales]
metronidazole 0.75 % vag gel	2	Preferred	VANDAZOLE

Drug Name [Nombre del Medicamento]	Net Cost [Costo Neto]	Tier [Tier]	Reference Name [Nombre de Referencia]	Requirements/ Limits [Requerimientos/ Límites]
clindamycin phosphate 2 % vag crm	3	Preferred	CLEOCIN
ANTIDIABETIC AGENTS [AGENTES ANTIDIABÉTICOS]
Insulin Mixtures [Mezclas De Insulinas]
HUMULIN 70/30 (70-30) 100 unit/ml sc susp	3	Preferred		P
HUMALOG MIX 75/25 (7525) 100 unit/ml sc susp	4	Preferred		P
HUMALOG MIX 50/50 (5050) 100 unit/ml sc susp	4	Preferred		P
Intermediate-Acting Insulins [Insulinas De Duración Intermedia]
HUMULIN N 100 unit/ml sc susp	2	Preferred		P
Long-Acting Insulins [Insulinas De Larga Duración]
LANTUS SOLOSTAR 100 unit/ml subcutaneous solution pen-injector	3	Preferred		P
LANTUS 100 unit/ml sc soln	3	Preferred		P

• PA – Prior Authorization [Pre Autorización] • aPA – Administrative Prior Authorization [Pre Autorización Administrativa] • QL – Quantity Limit [Límite de Cantidad] • ST – Step Therapy [Terapia Escalonada] • AL – Age Limit [Límite de Edad] • Net Cost [Costo Neto] – Please refer to page 9 for monthly net cost range [Ver página 9 para rangos de costo neto mensual] • P – Preferred Contracted Product [Producto Contratado Preferido]

Página 4 de 15

Revisado: 1 de mayo de 2017
OB-GYN

Rapid-Acting Insulins [Insulinas De Rápida Duración]
HUMALOG 100 unit/ml sc soln	4	Preferred		P
Short-Acting Insulins [Insulinas De Corta Duración]
HUMULIN R 100 unit/ml inj soln	2	Preferred		P
ANTIEMETICS [ANTIEMÉTICOS]
Miscellaneous Antiemetics [Antieméticos Misceláneos]
metoclopramide hcl 10 mg tab, 10 mg/10ml soln, 5 mg tab, 5 mg/5ml soln, 5 mg/ml inj soln	1	Preferred	REGLAN
trimethobenzamide hcl 300 mg cap	1	Preferred	TIGAN

Drug Name [Nombre del Medicamento]	Net Cost [Costo Neto]	Tier [Tier]	Reference Name [Nombre de Referencia]	Requirements/ Limits [Requerimientos/ Límites]
Phenothiazines [Fenotiazinas]
prochlorperazine edisylate 5 mg/ml inj soln	1	Preferred	COMPAZINE
prochlorperazine maleate 10 mg tab, 5 mg tab	1	Preferred	COMPAZINE
prochlorperazine 25 mg rect supp	4	Non-Preferred	COMPAZINE
ANTIHYPERTENSIVES [ANTIHIPERTENSIVOS]
Alpha-Adrenergic Agonists [Agonistas Alfa Adrenérgicos]
methyldopa 250 mg tab, 500 mg tab	1	Preferred	ALDOMET
Cardioselective Beta Blocking Agents [Bloqueadores Beta Cardioselectivos]
atenolol 100 mg tab, 25 mg tab, 50 mg tab	1	Preferred	TENORMIN

• PA – Prior Authorization [Pre Autorización] • aPA – Administrative Prior Authorization [Pre Autorización Administrativa] • QL – Quantity Limit [Límite de Cantidad] • ST – Step Therapy [Terapia Escalonada] • AL – Age Limit [Límite de Edad] • Net Cost [Costo Neto] – Please refer to page 9 for monthly net cost range [Ver página 9 para rangos de costo neto mensual] • P – Preferred Contracted Product [Producto Contratado Preferido]

Página 5 de 15

Revisado: 1 de mayo de 2017
OB-GYN

metoprolol succinate er 25 mg tab er 24 hr, 50 mg tab er 24 hr	1	Preferred	LOPRESSOR
metoprolol tartrate 100 mg tab, 25 mg tab, 50 mg tab	1	Preferred	LOPRESSOR
metoprolol succinate er 100 mg tab er 24 hr, 200 mg tab er 24 hr	2	Preferred	LOPRESSOR
Cardioselective Beta-Adrenergic Blocking Agents [Bloqueadores Beta-Adrenérgicos Cardioselectivos]
atenolol-chlorthalidone 10025 mg tab, 50-25 mg tab	1	Preferred	TENORETIC
metoprolol-hydrochlorothiazide 50-25 mg tab	2	Non-Preferred	LOPRESSOR HCT
metoprololhydrochlorothiazide 100-25 mg tab, 100-50 mg tab	3	Non-Preferred	LOPRESSOR HCT

Drug Name [Nombre del Medicamento]	Net Cost [Costo Neto]	Tier [Tier]	Reference Name [Nombre de Referencia]	Requirements/ Limits [Requerimientos/ Límites]
Nonselective Beta Blocking Agents [Bloqueadores Beta No-Selectivos]
propranolol hcl 10 mg tab , 20 mg tab, 40 mg tab, 80 mg tab	1	Preferred	INDERAL
propranolol hcl 60 mg tab	2	Preferred	INDERAL
Vasodilator Beta Blockers [Bloqueadores Beta Vasodilatadores]
carvedilol 12.5 mg tab, 25 mg tab, 3.125 mg tab, 6.25 mg tab 1 Preferred COREG
Vasodilators [Vasodilatadores]
hydralazine hcl 10 mg tab, 100 mg tab, 25 mg tab, 50 mg tab	1	Preferred	APRESOLINE

• PA – Prior Authorization [Pre Autorización] • aPA – Administrative Prior Authorization [Pre Autorización Administrativa] • QL – Quantity Limit [Límite de Cantidad] • ST – Step Therapy [Terapia Escalonada] • AL – Age Limit [Límite de Edad] • Net Cost [Costo Neto] – Please refer to page 9 for monthly net cost range [Ver página 9 para rangos de costo neto mensual] • P – Preferred Contracted Product [Producto Contratado Preferido]

Página 6 de 15

Revisado: 1 de mayo de 2017
OB-GYN

ANTIMYCOBACTERIALS [ANTIMICOBACTERIANOS]
Antituberculars [Antituberculosos]
isoniazid 100 mg tab, 300 mg tab	1	Preferred	ISONIAZID
rifampin 150 mg cap	1	Preferred	RIFADIN
ethambutol hcl 100 mg tab	2	Non-Preferred	MYAMBUTOL
rifampin 300 mg cap	2	Preferred	RIFADIN
ethambutol hcl 400 mg tab	3	Non-Preferred	MYAMBUTOL
isoniazid 50 mg/5ml syr	5	Non-Preferred	ISONIAZID
rifabutin 150 mg cap	6	Preferred	MYCOBUTIN	Puerto Rico Health Department Tuberculosis Control Program
RIFAMATE 50-300 mg cap
TRECATOR 250 mg tab
Miscellaneous Antimycobacterials [Antimicobacterianos Misceláneos]
dapsone 100 mg tab, 25 mg tab	2	Preferred	DAPSONE
ANTIMYCOTIC AGENTS [ANTIMICÓTICOS]
Vaginal Antifungals [Antifungales Vaginales]
terconazole 0.4 % vag crm, 0.8 % vag crm	2	Preferred	TERAZOL

Drug Name [Nombre del Medicamento]	Net Cost [Costo Neto]	Tier [Tier]	Reference Name [Nombre de Referencia]	Requirements/ Limits [Requerimientos/ Límites]
ANTIPARASITICS [ANTIPARASITARIOS]
Antiprotozoals - Non-Antimalarials [Antiprotozoarios No-Antimalaráricos]
NEBUPENT 300 mg inh soln	4	Preferred		PA
ANTIVIRALS [ANTIVIRALES]
Antiherpetic Agents [Agentes Antiherpéticos]

• PA – Prior Authorization [Pre Autorización] • aPA – Administrative Prior Authorization [Pre Autorización Administrativa] • QL – Quantity Limit [Límite de Cantidad] • ST – Step Therapy [Terapia Escalonada] • AL – Age Limit [Límite de Edad] • Net Cost [Costo Neto] – Please refer to page 9 for monthly net cost range [Ver página 9 para rangos de costo neto mensual] • P – Preferred Contracted Product [Producto Contratado Preferido]

Página 7 de 15

Revisado: 1 de mayo de 2017
OB-GYN

acyclovir 200 mg cap, 400 mg tab, 800 mg tab	1	Preferred	ZOVIRAX
acyclovir 200 mg/5ml susp	2	Preferred	ZOVIRAX
Anti-Influenza Agents [Agentes Antiinfluenza]
RELENZA DISKHALER 5 mg/blister inh aer pwdr	3	Preferred
oseltamivir phosphate 30 mg cap, 45 mg cap, 75 mg cap	4	Preferred	TAMIFLU
TAMIFLU 6 mg/ ml susp	5	Non-Preferred
Nucleoside/Nucleotide Reverse Transcriptase Inhibitors [Inhibidores Nucleósidos/Nucleótidos De La Transcriptasa Reversa]
zidovudine 300 mg tab	2	Non-Preferred	RETROVIR
zidovudine 100 mg cap, 50 mg/5ml syr	4	Non-Preferred	RETROVIR
BLOOD MODIFIERS [MODIFICADORES DE LA SANGRE]
Anticoagulants [Anticoagulantes]
heparin sodium (porcine) 1000 unit/ml inj soln	2	Preferred	HEPARIN
heparin sodium (porcine) 10000 unit/ml inj soln, 5000 unit/ml inj soln	3	Preferred	HEPARIN
heparin sodium (porcine) pf 5000 unit/0.5ml inj soln	3	Preferred	HEPARIN
heparin sodium (porcine) 2000 unit/ml iv soln	8	Preferred	HEPARIN
Cobalamins [Cobalaminas]
cyanocobalamin 1000 mcg/ml inj soln	1	Preferred	VIT B-12

• PA – Prior Authorization [Pre Autorización] • aPA – Administrative Prior Authorization [Pre Autorización Administrativa] • QL – Quantity Limit [Límite de Cantidad] • ST – Step Therapy [Terapia Escalonada] • AL – Age Limit [Límite de Edad] • Net Cost [Costo Neto] – Please refer to page 9 for monthly net cost range [Ver página 9 para rangos de costo neto mensual] • P – Preferred Contracted Product [Producto Contratado Preferido]

Página 8 de 15

Revisado: 1 de mayo de 2017
OB-GYN

Drug Name [Nombre del Medicamento]	Net Cost [Costo Neto]	Tier [Tier]	Reference Name [Nombre de Referencia]	Requirements/ Limits [Requerimientos/ Límites]
Folates [Folatos]
folic acid 1 mg tab, 400 mcg tab, 800 mcg tab	1	Preferred	FOLIC ACID	OTC
Iron [Hierro]
iron 325 (65 fe) mg tab	1	Preferred	IRON
DEXFERRUM 50 mg/ml inj soln	5	Non-Preferred
INFED 50 mg/ml inj soln	5	Preferred
BONE DENSITY REGULATORS [REGULADORES DE DENSIDAD ÓSEA]
Bisphosphonates [Bifosfonatos]
alendronate sodium 10 mg tab, 35 mg tab, 5 mg tab, 70 mg tab	1	Preferred	FOSAMAX
CHEMOTHERAPIES [QUIMIOTERAPIAS]
Folic Acid Antagonists Rescue Agents [Antagonistas De Ácido Fólico]
leucovorin calcium 5 mg tab	3	Preferred	LEUCOVORIN
leucovorin calcium 10 mg tab, 15 mg tab	4	Preferred	LEUCOVORIN
leucovorin calcium 25 mg tab	9	Preferred	LEUCOVORIN
leucovorin calcium 50 mg inj, 100 mg inj, 200 mg inj, 350 mg inj, 500 mg inj	9	Non-Preferred	LEUCOVORIN
Luteinizing Hormone-Releasing (Lhrh) Analogs [Análogos De Lhrh]
LUPRON DEPOT 11.25 mg im kit, 3.75 mg im kit	6	Preferred		PA, P
ZOLADEX 3.6 mg, 10.8 mg subcutaneous implant	7	Non-preferred		PA
DERMATOLOGICAL AGENTS [AGENTES DERMATOLÓGICOS]
Antihistamines [Antihistamínicos]
hydroxyzine hcl 10 mg tab, 10 mg/5ml soln, 10 mg/5ml syr, 25 mg tab, 50 mg tab	1	Preferred	ATARAX

• PA – Prior Authorization [Pre Autorización] • aPA – Administrative Prior Authorization [Pre Autorización Administrativa] • QL – Quantity Limit [Límite de Cantidad] • ST – Step Therapy [Terapia Escalonada] • AL – Age Limit [Límite de Edad] • Net Cost [Costo Neto] – Please refer to page 9 for monthly net cost range [Ver página 9 para rangos de costo neto mensual] • P – Preferred Contracted Product [Producto Contratado Preferido]

Página 9 de 15

Revisado: 1 de mayo de 2017
OB-GYN

Drug Name [Nombre del Medicamento]	Net Cost [Costo Neto]	Tier [Tier]	Reference Name [Nombre de Referencia]	Requirements/ Limits [Requerimientos/ Límites]
Topical Antifungals [Antifungales Tópicos]
clotrimazole 1 % crm	1	Preferred	LOTRIMIN	OTC (crm)
nystatin 100000 unit/gm oint	1	Preferred	MYCOSTATIN
DIABETES SUPPLIES [SUMINISTROS PARA DIABETES]
Needles & Syringes [Agujas Y Jeringuillas]
insulin syringe/needle	1	Preferred	.
GASTROINTESTINAL AGENTS [AGENTES GASTROINTESTINALES]
Anti-Ulcer Agents [Agentes Anti-Ulceras]
sucralfate 1 gm tab	1	Preferred	CARAFATE
CARAFATE 1 gm/10ml susp	3	Non-Preferred
Histamine2 (H2) Receptor Antagonists [Antagonistas Del Receptor De H2]
famotidine 20 mg tab, 40 mg tab	1	Preferred	PEPCID
ranitidine hcl 15 mg/ml syr, 150 mg/10ml syr, 300 mg tab, 75 mg/5ml syr	1	Preferred	ZANTAC
Rectal Anti-Inflammatories [Anti-Inflamatorios Rectales]
hydrocortisone ace pramoxine 1-1 % rect crm, 2.5-1 % rect crm	2	Preferred	ANALPRAM-HC
pramcort 1-1 % rect crm	2	Preferred	ANALPRAM-HC
HORMONAL AGENTS [AGENTES HORMONALES]
Dysmenorrhea Agents [Agentes Para La Dismenorrea]
medroxyprogesterone acetate 10 mg tab, 2.5 mg tab, 5 mg tab	1	Preferred	PROVERA
alyacen 1/35 1-35 mg-mcg tab	2	Preferred	ARANELLE	PA
CRYSELLE-28 0.3-30 mgmcg tab	2	Preferred		PA
ELINEST 0.3-30 mg-mcg tab	2	Preferred		PA
LOW-OGESTREL 0.3-30 mg-mcg tab	2	Preferred		PA

• PA – Prior Authorization [Pre Autorización] • aPA – Administrative Prior Authorization [Pre Autorización Administrativa] • QL – Quantity Limit [Límite de Cantidad] • ST – Step Therapy [Terapia Escalonada] • AL – Age Limit [Límite de Edad] • Net Cost [Costo Neto] – Please refer to page 9 for monthly net cost range [Ver página 9 para rangos de costo neto mensual] • P – Preferred Contracted Product [Producto Contratado Preferido]

Página 10 de 15

Revisado: 1 de mayo de 2017
OB-GYN

Drug Name [Nombre del Medicamento]	Net Cost [Costo Neto]	Tier [Tier]	Reference Name [Nombre de Referencia]	Requirements/ Limits [Requerimientos/ Límites]
Estrogens [Estrógenos]
estradiol 1 mg tab, 2 mg tab	1	Preferred	ESTRACE
estropipate 0.75 mg tab, 1.5 mg tab	1	Preferred	ESTROPIPATE
estropipate 3 mg tab	2	Preferred	ESTROPIPATE
Estrogens and Progestins [Estrógenos y Progestinas]
estradiol -norethindrone acet 1-0.5 mg tab	4	Non-Preferred	ACTIVELLA
Glucocorticosteroids [Glucocorticoides]
betamethasone sod phos & acet 6 (3-3) mg/ml inj susp	2	Preferred	CELESTONE
Mineralocorticoids [Mineralocorticoides]
fludrocortisone acetate 0.1 mg tab	1	Preferred	FLORINEF
Thyroid Hormones [Hormona Tiroidea]
levothyroxine sodium 100 mcg tab, 112 mcg tab, 125 mcg tab, 137 mcg tab, 150 mcg tab, 175 mcg tab, 200 mcg tab, 25 mcg tab, 300 mcg tab, 50 mcg tab, 75 mcg tab, 88 mcg tab	1	Preferred	SYNTHROID
SYNTHROID 100 mcg tab, 112 mcg tab, 125 mcg tab,137 mcg tab, 150 mcg tab, 175 mcg tab, 200 mcg tab, 25 mcg tab, 300 mcg tab, 50 mcg tab, 75 mcg tab, 88 mcg tab	1	Preferred		P
Vaginal Estrogens [Estrógenos Vaginal]
VAGIFEM 10 mcg vag tab	3	Non-Preferred

• PA – Prior Authorization [Pre Autorización] • aPA – Administrative Prior Authorization [Pre Autorización Administrativa] • QL – Quantity Limit [Límite de Cantidad] • ST – Step Therapy [Terapia Escalonada] • AL – Age Limit [Límite de Edad] • Net Cost [Costo Neto] – Please refer to page 9 for monthly net cost range [Ver página 9 para rangos de costo neto mensual] • P – Preferred Contracted Product [Producto Contratado Preferido]

Página 11 de 15

Revisado: 1 de mayo de 2017
OB-GYN
Drug Name [Nombre del Medicamento]	Net Cost [Costo Neto]	Tier [Tier]	Reference Name [Nombre de Referencia]	Requirements/ Limits [Requerimientos/ Límites]
IMMUNOSUPPRESSANTS [IMMUNOSUPRESORES]
Glucocorticosteroids [Glucocorticoides]
dexamethasone 0.5 mg tab, 0.5 mg/5ml oral elix, 0.5 mg/5ml soln, 0.75 mg tab, 1 mg tab, 1.5 mg tab, 2 mg tab, 4 mg tab, 6 mg tab	1	Preferred	DECADRON
dexamethasone sodium phosphate 120 mg/30ml inj soln, 20 mg/5ml inj soln, 4 mg/ml inj soln	1	Preferred	DECADRON
KENALOG 10 mg/ml inj susp	1	Non-Preferred
MEDROL 2 mg tab	1	Preferred
methylprednisolone 32 mg tab, 4 mg tab	1	Preferred	MEDROL
methylprednisolone (pak) 4 mg tab	1	Preferred	MEDROL
prednisolone 15 mg/5ml soln, 15 mg/5ml syr	1	Preferred	PRELONE

• PA – Prior Authorization [Pre Autorización] • aPA – Administrative Prior Authorization [Pre Autorización
Administrativa] • QL – Quantity Limit [Límite de Cantidad] • ST – Step Therapy [Terapia Escalonada] • AL – Age Limit [Límite de Edad] • Net Cost [Costo Neto] – Please refer to page 9 for monthly net cost range [Ver página 9 para rangos de costo neto mensual] • P – Preferred Contracted Product [Producto Contratado Preferido]

Página 12 de 15

Revisado: 1 de mayo de 2017
OB-GYN

prednisone 1 mg tab, 10 mg tab, 2.5 mg tab, 20 mg tab, 5 mg tab, 50 mg tab	1	Preferred	DELTASONE
prednisone (pak) 10 mg tab, 5 mg tab	1	Preferred	DELTASONE
hydrocortisone 10 mg tab, 20 mg tab, 5 mg tab	2	Preferred	CORTEF
methylprednisolone 16 mg tab, 8 mg tab	2	Preferred	MEDROL
KENALOG 40 mg/ml inj susp	5	Non-Preferred
Immune Globulins [Immunoglobulinas]
RHOGAM ultra-filtered plus im soln 1500 unit	4	Preferred

Drug Name [Nombre del Medicamento]	Net Cost [Costo Neto]	Tier [Tier]	Reference Name [Nombre de Referencia]	Requirements/ Limits [Requerimientos/ Límites]
MINERALS & ELECTROLYTES [MINERALES Y ELECTROLITOS]
Prenatal Vitamins [Vitaminas Prenatales]
prenatal tab	1	Preferred	PRENATAL VITAMINS
RESPIRATORY AGENTS [AGENTES RESPIRATORIOS]
Anticholinergic Bronchodilators [Broncodilatadores Anticolinérgicos]
ipratropium bromide 0.02 % inh soln	1	Non-Preferred	ATROVENT
Inhaled Corticosteroids [Corticosteroides Inhalados]
FLOVENT DISKUS 100 mcg/blist inh aer pwdr, 250 mcg/blist inh aer pwdr, 50 mcg/blist inh aer pwdr	3	Preferred		QL = 1 pompa / 30 días, P
FLOVENT HFA 110 mcg/act inh aer, 44 mcg/act inh aer	3	Preferred		QL = 1 pompa / 30 días, P

• PA – Prior Authorization [Pre Autorización] • aPA – Administrative Prior Authorization [Pre Autorización Administrativa] • QL – Quantity Limit [Límite de Cantidad] • ST – Step Therapy [Terapia Escalonada] • AL – Age Limit [Límite de Edad] • Net Cost [Costo Neto] – Please refer to page 9 for monthly net cost range [Ver página 9 para rangos de costo neto mensual] • P – Preferred Contracted Product [Producto Contratado Preferido]

Página 13 de 15

Revisado: 1 de mayo de 2017
OB-GYN

ADVAIR DISKUS 100-50 mcg/dose inh aer pwdr, 25050 mcg/dose inh aer pwdr	4	Preferred		QL = 1 pompa / 30 días, ST, P
ADVAIR HFA 115-21 mcg/act inh aer, 45-21 mcg/act inh aer	4	Preferred		QL = 1 pompa / 30 días, ST, P
budesonide 0.25 mg/2ml inh susp, 0.5 mg/2ml inh susp,	4	Non-Preferred	PULMICORT	AL ≤ 12 años
budesonide 1mg/2ml inh susp	8	Non-Preferred	PULMICORT	AL ≤ 12 años
FLOVENT HFA 220 mcg/act inh aer	4	Preferred		QL = 1 pompa / 30 días, P
ADVAIR DISKUS 500-50 mcg/dose inh aer pwdr	5	Preferred		QL = 1 pompa / 30 días, ST, P
ADVAIR HFA 230-21 mcg/act inh aer	5	Preferred		QL = 1 pompa / 30 días, ST, P
Nonsedating Histamine1 Blocking Agents [Bloqueadores De Histamina1 No-Sedantes]
loratadine 10 mg tab	1	Preferred	CLARITIN	OTC

Drug Name [Nombre del Medicamento]	Net Cost [Costo Neto]	Tier [Tier]	Reference Name [Nombre de Referencia]	Requirements/ Limits [Requerimientos/ Límites]
Sedating Histamine1 Blocking Agents [Sedantes Bloqueadores Histamine1]
promethazine hcl 12.5 mg tab, 25 mg tab, 50 mg tab, 6.25 mg/5ml soln, 6.25 mg/5ml syr	1	Preferred	PHENERGAN
Sympathomimetic Bronchodilators [Broncodilatadores Simpatomiméticos]
albuterol sulfate (2.5 mg/3ml) 0.083% inh neb soln, (5 mg/ml) 0.5% inh neb soln	1	Preferred	ALBUTEROL
terbutaline sulfate 2.5 mg tab, 5 mg tab	1	Preferred	BRETHINE

• PA – Prior Authorization [Pre Autorización] • aPA – Administrative Prior Authorization [Pre Autorización Administrativa] • QL – Quantity Limit [Límite de Cantidad] • ST – Step Therapy [Terapia Escalonada] • AL – Age Limit [Límite de Edad] • Net Cost [Costo Neto] – Please refer to page 9 for monthly net cost range [Ver página 9 para rangos de costo neto mensual] • P – Preferred Contracted Product [Producto Contratado Preferido]

Página 14 de 15

Revisado: 1 de mayo de 2017
OB-GYN

VENTOLIN HFA 108 (90 base) mcg/act inh aer	1	Preferred	QL = 1 pompa / 30 días, P

• PA – Prior Authorization [Pre Autorización] • aPA – Administrative Prior Authorization [Pre Autorización Administrativa] • QL – Quantity Limit [Límite de Cantidad] • ST – Step Therapy [Terapia Escalonada] • AL – Age Limit [Límite de Edad] • Net Cost [Costo Neto] – Please refer to page 9 for monthly net cost range [Ver página 9 para rangos de costo neto mensual] • P – Preferred Contracted Product [Producto Contratado Preferido]

Página 15 de 15

SALUD FÍSICA

Drug Name [Nombre del Medicamento]	Net Cost [Costo Neto]	Tier [Tier]	Reference Name [Nombre de Referencia]	Requirements/ Limits [Requerimientos / Límites]
THERAPEUTIC CATEGORY [CATEGORÍA TERAPÉUTICA]
Therapeutic Class [Clase Terapéutica]
ANALGESICS [ANA LGÉSICOS]
Nonsteroidal Anti-Inflammatory Agents (NSAIDs) [Anti-Inflamatorios No Esteroidales]
ibuprofen 400 mg tab, 600 mg tab, 800 mg tab	1	Preferred	MOTRIN	QL=15 días No refills
indomethacin 25 mg cap, 50 mg cap	1	Non-Preferred	INDOCIN
nabumetone 500 mg tab, 750 mg tab	1	Preferred	RELAFEN
naproxen 250 mg tab, 375 mg tab, 500 mg tab	1	Preferred	NAPROSYN	QL=15 días No refills
naproxen dr 375 mg tab dr, 500 mg tab dr	1	Preferred	NAPROSYN	QL=15 días No refills
salsalate 500 mg tab, 750 mg tab	1	Preferred	DISALCID
sulindac 150 mg tab, 200 mg tab	1	Preferred	CLINORIL
meloxicam7.5 mg tab, 15 mg tab	1	Preferred	MOBIC	QL=15 días No refills
Long-Acting Opioid Analgesics [Analgésicos Opiodes de Larga Duración]
fentanyl 25 mcg/hr td patch 72 hr	2	Preferred	DURAGESIC
fentanyl 50 mcg/hr td patch 72 hr, 75 mcg/hr td patch 72 hr	3	Preferred	DURAGESIC
morphine sulfate er 15 mg tab er	3	Preferred	MORPHINE
fentanyl 100 mcg/hr td patch 72 hr	4	Preferred	DURAGESIC
morphine sulfate er 30 mg tab er	4	Preferred	MORPHINE
morphine sulfate er 60 mg tab er	5	Preferred	MORPHINE
morphine sulfate er 100 mg tab er	6	Preferred	MORPHINE

• PA – Prior Authorization [Pre Autorización] • aPA – Administrative Prior Authorization [Pre Autorización  Administrativa] • QL – Quantity Limit [Límite de Cantidad] • ST – Step Therapy [Terapia Escalonada] • AL – Age  Limit [Límite de Edad] • Net Cost [Costo Neto] – Please refer to page 16 for monthly net cost range [Ver página 16 Página de 53 para rangos de costo neto mensual] • P – Preferred Contracted Product [Producto Contratado Preferido] Revisado 5/18/2017

SALUD FÍSICA

Drug Name [Nombre del Medicamento]	Net Cost [Costo Neto]	Tier [Tier]	Reference Name [Nombre de Referencia]	Requirements/ Limits [Requerimientos / Límites]
methadone hcl oral tablet 10 mg		Preferred	METHADONE	ASSMCA
methadone hcl oral solution 10 mg/ 5ml		Preferred	METHADONE	ASSMCA
Short-Acting Opioid Analgesics [Analgésicos Opiodes de Corta Duración]
test
acetaminophen-codeine 120-12 mg/5ml soln, 30015 mg tab, 300-30 mg tab, 300-60 mg tab	1	Preferred	TYLENOL-CODEINE	QL=15 días No refills
hydrocodoneacetaminophen 10-325 mg tab, 5-325 mg tab, 7.5-325 mg tab, 7.5-500 mg/15ml soln	1	Preferred	VICODIN	QL=15 días No refills
hydromorphone hcl 2 mg tab, 4 mg tab	1	Preferred	DILAUDID
meperidine hcl 50 mg/ml inj soln	1	Preferred	DEMEROL
morphine sulfate 15 mg tab, 30 mg tab	1	Preferred	MORPHINE
oxycodone-acetaminophen 5-325 mg tab	1	Preferred	OXYCODONE APAP	QL=15 días No refills
tramadol hcl 50 mg tab	1	Preferred	ULTRAM
butalbital-apap-caffeine 50325-40 mg cap, 50-325-40 mg tab	2	Preferred	FIORICET	QL=15 días No refills
codeine sulfate 15 mg tab, 30 mg tab, 60 mg tab	2	Preferred	CODEINE
meperidine hcl 100 mg/ml inj soln	2	Preferred	DEMEROL
morphine sulfate 10 mg/5ml soln	2	Preferred	MORPHINE
morphine sulfate (concentrate) 100 mg/5ml soln, 20 mg/ml soln	2	Preferred	MORPHINE
hydromorphone hcl 8 mg tab	3	Preferred	DILAUDID

• PA – Prior Authorization [Pre Autorización] • aPA – Administrative Prior Authorization [Pre Autorización  Administrativa] • QL – Quantity Limit [Límite de Cantidad] • ST – Step Therapy [Terapia Escalonada] • AL – Age  Limit [Límite de Edad] • Net Cost [Costo Neto] – Please refer to page 16 for monthly net cost range [Ver página 16 Página 2 de 53 para rangos de costo neto mensual] • P – Preferred Contracted Product [Producto Contratado Preferido] Revisado 5/18/2017

SALUD FÍSICA

Drug Name [Nombre del Medicamento]	Net Cost [Costo Neto]	Tier [Tier]	Reference Name [Nombre de Referencia]	Requirements/ Limits [Requerimientos / Límites]
oxycodone-acetaminophen 10-325 mg tab, 7.5-325 mg tab	3	Preferred	OXYCODONE APAP	QL=15 días No refills
hydromorphone hcl 1 mg/ml oral liquid	4	Preferred	DILAUDID
ANESTHETICS [ANESTÉSICOS]
Local Anesthetics [Anestésicos Locales]
lidocaine viscous 2 % mouth/throat soln	1	Preferred	XYLOCAINE
ANTIANXIETY AGENTS [AGENTES PARA LA ANSIEDAD]
Benzodiazepines [Ben zodiazepinas]
clonazepam 0.5 mg tab, 1 mg tab, 2mg tab	1	Preferred	KLONOPIN
diazepam 1 mg/ml soln, 10 mg tab, 2 mg tab, 5 mg tab, 5 mg/ml oral conc	1	Preferred	VALIUM	MENTAL/SUBMENTAL QL=5días
flurazepam hcl 15 mg cap, 30 mg cap	1	Preferred	DALMANE	MENTAL/SUBMENTAL QL=5días
lorazepam 0.5 mg tab, 1 mg tab	1	Preferred	ATIVAN	MENTAL/SUBMENTAL QL=5días
midazolam hcl 10 mg/10ml inj soln, 2 mg/2ml inj soln, 5 mg/5ml inj soln, 5 mg/ml inj soln	1	Preferred	VERSED	QL 5ml / 30días

• PA – Prior Authorization [Pre Autorización] • aPA – Administrative Prior Authorization [Pre Autorización  Administrativa] • QL – Quantity Limit [Límite de Cantidad] • ST – Step Therapy [Terapia Escalonada] • AL – Age  Limit [Límite de Edad] • Net Cost [Costo Neto] – Please refer to page 16 for monthly net cost range [Ver página 16 Página 3 de 53 para rangos de costo neto mensual] • P – Preferred Contracted Product [Producto Contratado Preferido] Revisado 5/18/2017

SALUD FÍSICA

Miscellaneous Anxiolytics [Ansiolíticos Misceláneos]
hydroxyzine pamoate 100 mg cap, 25 mg cap, 50 mg cap	1	Preferred	VISTARIL
ANTIBACTERIALS [ANTIBACTERIANOS]
Aminoglycosides [Aminoglucósidos]
tobramycin 300 mg/5ml inh neb soln	18	Non-Preferred	TOBI	PA

Drug Name [Nombre del Medicamento]	Net Cost [Costo Neto]	Tier [Tier]	Reference Name [Nombre de Referencia]	Requirements/ Limits [Requerimientos / Límites]
First Generation Cephalosporins [Cefalosporinas de Primera Generación]
cephalexin 125 mg/5ml susp, 250 mg cap, 500 mg cap	1	Preferred	KEFLEX
cefadroxil 250 mg/5ml susp	2	Non-Preferred	DURICEF	AL ≤ 12 años
cephalexin 250 mg/5ml susp	2	Preferred	KEFLEX
cefadroxil 500 mg/5ml susp	3	Non-Preferred	DURICEF	AL ≤ 12 años
Macrolides [Macrólidos]
azithromycin 250 mg tab, 500 mg tab	1	Preferred	ZITHROMAX
azithromycin 1 gm pckt, 100 mg/5ml susp, 200 mg/5ml susp, 600 mg tab	2	Preferred	ZITHROMAX
clarithromycin 125 mg/5ml susp, 250 mg tab, 500 mg tab	2	Preferred	BIAXIN

• PA – Prior Authorization [Pre Autorización] • aPA – Administrative Prior Authorization [Pre Autorización  Administrativa] • QL – Quantity Limit [Límite de Cantidad] • ST – Step Therapy [Terapia Escalonada] • AL – Age  Limit [Límite de Edad] • Net Cost [Costo Neto] – Please refer to page 16 for monthly net cost range [Ver página 16 Página 4 de 53 para rangos de costo neto mensual] • P – Preferred Contracted Product [Producto Contratado Preferido] Revisado 5/18/2017

SALUD FÍSICA

clarithromycin 250 mg/5ml susp	3	Preferred	BIAXIN
erythromycin base 250 mg cap dr prt, 250 mg tab, 500 mg tab	3	Preferred	ERY-TAB
erythromycin ethylsuccinate 400 mg tab	3	Preferred	E.E.S.
ERYTHROCIN STEARATE 250 mg tab	4	Non-Preferred
Miscellaneous Antibacterials [Antibacterianos Misceláneos]
clindamycin hcl 150 mg cap, 300 mg cap, 75 mg cap	1	Preferred	CLEOCIN
MACRODANTIN 25 mg cap	1	Preferred
metronidazole 250 mg tab, 500 mg tab	1	Preferred	FLAGYL
nitrofurantoin macrocrystal 50 mg cap	1	Preferred	MACRODANTIN

Drug Name [Nombre del Medicamento]	Net Cost [Costo Neto]	Tier [Tier]	Reference Name [Nombre de Referencia]	Requirements/ Limits [Requerimientos / Límites]
nitrofurantoin macrocrystal 100 mg cap	2	Preferred	MACRODANTIN
nitrofurantoin monohyd macro 100 mg cap	2	Preferred	MACROBID
nitrofurantoin oral suspension 25 MG/5ML	6	Non-Preferred	FURADANTIN
vancomycin hcl 125 mg cap	9	Non-Preferred	VANCOCIN
vancomycin hcl 250 mg cap	10	Non-Preferred	VANCOCIN

• PA – Prior Authorization [Pre Autorización] • aPA – Administrative Prior Authorization [Pre Autorización  Administrativa] • QL – Quantity Limit [Límite de Cantidad] • ST – Step Therapy [Terapia Escalonada] • AL – Age  Limit [Límite de Edad] • Net Cost [Costo Neto] – Please refer to page 16 for monthly net cost range [Ver página 16 Página 5 de 53  para rangos de costo neto mensual] • P – Preferred Contracted Product [Producto Contratado Preferido] Revisado 5/18/2017

SALUD FÍSICA

Penincillinis [Penicilinas]
amoxicillin 125 mg/5ml susp, 200 mg/5ml susp, 250 mg cap, 250 mg/5ml susp, 400 mg/5ml susp, 500 mg cap, 500 mg tab, 875 mg tab	1	Preferred	AMOXIL
amoxicillin-pot clavulanate 200-28.5 mg/5ml susp, 400-57 mg/5ml susp, 500125 mg tab, 600-42.9 mg/5ml susp, 875-125 mg tab	1	Preferred	AUGMENTIN
ampicillin 125 mg/5ml susp, 250 mg cap, 250 mg/5ml susp, 500 mg cap	1	Preferred	PRINCIPEN
penicillin v potassium 125 mg/5ml soln, 250 mg tab, 250 mg/5ml soln, 500 mg tab	1	Preferred	VEETIDS
amoxicillin-pot clavulanate 250-125 mg tab, 250-62.5 mg/5ml susp	3	Preferred	AUGMENTIN
BICILLIN L-A 600000 unit/ml im susp	3	Non-Preferred
penicillin g procaine 600000 unit/ml im susp	3	Non-Preferred	BICILLIN LA

Drug Name [Nombre del Medicamento]	Net Cost [Costo Neto]	Tier [Tier]	Reference Name [Nombre de Referencia]	Requirements/ Limits [Requerimientos /Límites]
BICILLIN L-A 1200000 unit/2ml im susp	4	Non-Preferred
BICILLIN L-A 2400000 unit/4ml im susp	5	Non-Preferred
Quinolones [Quinolonas]
ciprofloxacin hcl 250 mg tab, 500 mg tab, 750 mg tab	1	Preferred	CIPRO

• PA – Prior Authorization [Pre Autorización] • aPA – Administrative Prior Authorization [Pre Autorización  Administrativa] • QL – Quantity Limit [Límite de Cantidad] • ST – Step Therapy [Terapia Escalonada] • AL – Age  Limit [Límite de Edad] • Net Cost [Costo Neto] – Please refer to page 16 for monthly net cost range [Ver página 16 Página 6 de 53 para rangos de costo neto mensual] • P – Preferred Contracted Product [Producto Contratado Preferido] Revisado 5/18/2017

SALUD FÍSICA

levofloxacin 250 mg tab, 500 mg tab, 750 mg tab	1	Preferred	LEVAQUIN
ciprofloxacin 500 mg/5ml (10%) susp	3	Preferred	CIPRO
ciprofloxacin 250 mg/5ml (5%) susp	4	Preferred	CIPRO
Second Generation Cephalosporins [Cefalosporinas de Segunda Generación]
cefaclor 250 mg cap, 500 mg cap	2	Preferred	CECLOR
cefprozil 125 mg/5ml susp, 250 mg tab, 250 mg/5ml susp, 500 mg tab	2	Preferred	CEFZIL
Sulfonamides [Sulfonamidas]
sulfamethoxazole -tmp ds 800-160 mg tab	1	Preferred	SEPTRA
sulfamethoxazoletrimethoprim 200-40 mg/5ml susp, 400-80 mg tab	1	Preferred	SEPTRA
sulfadiazine 500 mg tab	4	Preferred	SULFADIAZINE
Tetracyclines [Tetraciclinas]
minocycline hcl 100 mg cap, 50 mg cap, 75 mg cap	1	Preferred	MINOCIN
doxycycline monohydrate 50 mg cap, 100 mg cap	2	Non-Preferred	MONODOX
Third Generation Cephalosporins [Cefalosporinas de Tercera Generación]
cefdinir 125 mg/5ml susp, 300 mg cap	2	Preferred	OMNICEF
cefdinir 250 mg/5ml susp	3	Preferred	OMNICEF

Drug Name [Nombre del Medicamento]	Net Cost [Costo Neto]	Tier [Tier]	Reference Name [Nombre de Referencia]	Requirements/ Limits [Requerimientos /Límites]
Vaginal Antibiotics [Antibióticos Vaginales]
metronidazole 0.75 % vag gel	2	Preferred	VANDAZOLE
clindamycin phosphate 2 % vag crm	3	Non-Preferred	CLEOCIN

• PA – Prior Authorization [Pre Autorización] • aPA – Administrative Prior Authorization [Pre Autorización  Administrativa] • QL – Quantity Limit [Límite de Cantidad] • ST – Step Therapy [Terapia Escalonada] • AL – Age  Limit [Límite de Edad] • Net Cost [Costo Neto] – Please refer to page 16 for monthly net cost range [Ver página 16 Página 7 de 53 para rangos de costo neto mensual] • P – Preferred Contracted Product [Producto Contratado Preferido] Revisado 5/18/2017

SALUD FÍSICA

ANTICONVULSANTS [ANTICONVULSIVANTES]
Anticonvulsants [Anticonvulsivantes]
carbamazepine 100 mg tab chew, 200 mg tab	1	Preferred	TEGRETOL
clonazepam 0.5 mg tab, 1 mg tab, 2 mg tab	1	Preferred	KLONOPIN
divalproex sodium 125 mg tab dr, 250 mg tab dr, 500 mg tab dr	1	Preferred	DEPAKOTE
gabapentin 100 mg cap, 300 mg cap, 400 mg cap, 600 mg tab, 800 mg tab	1	Preferred	NEURONTIN
lamotrigine 100 mg tab, 150 mg tab, 200 mg tab, 25 mg tab	1	Preferred	LAMICTAL
lamotrigine chew tab 5 mg, 25 mg	3	Non-Preferred	LAMICTAL
levetiracetam 250 mg tab, 500 mg tab	1	Preferred	KEPPRA
levetiracetam er 24 hrs 500 mg tab, 750 mg	3	Non-Preferred	KEPPRA XR
oxcarbazepine 150 mg tab	1	Preferred	TRILEPTAL
phenobarbital 100 mg tab, 15 mg tab, 16.2 mg tab, 30 mg tab, 32.4 mg tab, 60 mg tab, 64.8 mg tab, 97.2 mg tab	1	Preferred	PHENOBARBITAL
primidone 250 mg tab, 50 mg tab	1	Preferred	MYSOLINE
topiramate 100 mg tab, 200 mg tab, 25 mg tab, 50 mg tab	1	Preferred	TOPAMAX

• PA – Prior Authorization [Pre Autorización] • aPA – Administrative Prior Authorization [Pre Autorización  Administrativa] • QL – Quantity Limit [Límite de Cantidad] • ST – Step Therapy [Terapia Escalonada] • AL – Age  Limit [Límite de Edad] • Net Cost [Costo Neto] – Please refer to page 16 for monthly net cost range [Ver página 16 Página 8 de 53 para rangos de costo neto mensual] • P – Preferred Contracted Product [Producto Contratado Preferido] Revisado 5/18/2017

SALUD FÍSICA

Drug Name [Nombre del Medicamento]	Net Cost [Costo Neto]	Tier [Tier]	Reference Name [Nombre de Referencia]	Requirements/ Limits [Requerimientos /Límites]
valproic acid 250 mg cap, 250 mg/5ml syr	1	Preferred	DEPAKENE
zonisamide 50 mg cap	1	Preferred	ZONEGRAN
DILANTIN 30 mg cap	2	Preferred
gabapentin 250 mg/5ml soln	2	Preferred	NEURONTIN
levetiracetam 100 mg/ml soln, 1000 mg tab, 750 mg tab	2	Preferred	KEPPRA
oxcarbazepine 300 mg tab, 600 mg tab	2	Preferred	TRILEPTAL
phenytoin 125 mg/5ml susp, 50 mg tab chew	2	Preferred	DILANTIN
phenytoin sodium extended 100 mg cap, 200 mg cap, 300 mg cap	2	Preferred	DILANTIN
zonisamide 100 mg cap, 25 mg cap	2	Preferred	ZONEGRAN
carbamazepine er 200 mg tab er 12 hr	3	Preferred	TEGRETOL
ethosuximide 250 mg cap, 250 mg/5ml soln	3	Preferred	ZARONTIN
phenobarbital 20 mg/5ml oral elix, 20 mg/5ml soln	3	Preferred	PHENOBARBITAL
carbamazepine 100 mg/5ml susp	4	Preferred	TEGRETOL
carbamazepine er 400 mg tab er 12 hr	4	Preferred	TEGRETOL
oxcarbazepine 300 mg/5ml susp	4	Preferred	TRILEPTAL
VIMPAT 10 mg/ml soln,100 mg tab, 150 mg tab,50 mg tab	5	Preferred		PA, C
VIMPAT 200 mg tab, 200 mg/20ml iv soln	6	Preferred		PA, C

• PA – Prior Authorization [Pre Autorización] • aPA – Administrative Prior Authorization [Pre Autorización  Administrativa] • QL – Quantity Limit [Límite de Cantidad] • ST – Step Therapy [Terapia Escalonada] • AL – Age  Limit [Límite de Edad] • Net Cost [Costo Neto] – Please refer to page 16 for monthly net cost range [Ver página 16 Página 9 de 53 para rangos de costo neto mensual] • P – Preferred Contracted Product [Producto Contratado Preferido] Revisado 5/18/2017

SALUD FÍSICA

Drug Name [Nombre del Medicamento]	Net Cost [Costo Neto]	Tier [Tier]	Reference Name [Nombre de Referencia]	Requirements/ Limits [Requerimientos /Límites]
ANTIDEMENTIA AGENTS [AGENTES ANTIDEMENCIA]
Antidementia Agents [Agen tes Antidemencia]
ergoloid mesylates 1 mg tab	6	Non-Preferred	HYDERGINE
Cholinesterase Inhibitors [Inhibidores de Colinesterasa]
donepezil hcl 10 mg tab, 10 mg odt, 5 mg tab, 5 mg odt	1	Preferred	ARICEPT
rivastigmine tartrate 1.5 mg cap, 3 mg cap, 4.5 mg cap, 6 mg cap	3	Preferred	EXELON
NMDA Receptor Antagonists [Antagonista del Receptor NMDA]
memantine 10 mg tab, 5 mg tab	1	Preferred	NAMENDA
memantine TITRATIONPAK 5 (28)-10 (21) mg tab	1	Preferred	NAMENDA
ANTIDEPRESSANTS [ANTIDEPRESIVOS]
Antidepressants [Antidepresivos]
amitriptyline hcl 10 mg tab, 100 mg tab, 150 mg tab, 25 mg tab, 50 mg tab, 75 mg tab	1	Preferred	ELAVIL	MENTAL, SUB MENTAL
doxepin hcl 10 mg cap, 10 mg/ml oral conc, 25 mg cap, 50 mg cap, 75 mg cap	1	Preferred	SINEQUAN	MENTAL, SUB MENTAL
imipramine hcl 10 mg tab, 25 mg tab, 50 mg tab	1	Preferred	TOFRANIL	MENTAL, SUB MENTAL
nortriptyline hcl 10 mg cap, 10 mg/5ml soln, 25 mg cap, 50 mg cap, 75 mg cap	1	Preferred	PAMELOR	MENTAL, SUB MENTAL
doxepin hcl 100 mg cap, 150 mg cap	2	Preferred	SINEQUAN	MENTAL, SUB MENTAL
duloxetine 20 mg cap, 30 mg cap, 60 mg cap	2	Non-Preferred	CYMBALTA

• PA – Prior Authorization [Pre Autorización] • aPA – Administrative Prior Authorization [Pre Autorización  Administrativa] • QL – Quantity Limit [Límite de Cantidad] • ST – Step Therapy [Terapia Escalonada] • AL – Age  Limit [Límite de Edad] • Net Cost [Costo Neto] – Please refer to page 16 for monthly net cost range [Ver página 16 Página de 53 para rangos de costo neto mensual] • P – Preferred Contracted Product [Producto Contratado Preferido] Revisado 5/18/2017

SALUD FÍSICA

Drug Name [Nombre del Medicamento]	Net Cost [Costo Neto]	Tier [Tier]	Reference Name [Nombre de Referencia]	Requirements/ Limits [Requerimientos /Límites]
ANTIDIABETIC AGENTS [AGENTES ANTIDIABÉTICOS]
Alpha-Glucosidase Inhibitors [Inhibidores de Alfa Glucosidasa]
acarbose 100 mg tab, 25 mg tab, 50 mg tab	2	Preferred	PRECOSE
Biguanides [Biguanidas]
metformin hcl 1000 mg tab, 500 mg tab, 850 mg tab	1	Preferred	GLUCOPHAGE
metformin hcl er 500 mg tab er 24 hr, 750 mg tab er 24 hr	1	Preferred	GLUCOPHAGE XR
Dipeptidyl Peptidase-4 (DPP-4) Inhibitors [Inhibidores de DPP-4]
KOMBIGL YZE XR 2.51000 mg tab er 24 hr, 5-1000 mg tab er 24 hr, 5-500 mg tab er 24 hr	3	Preferred		ST, C
ONGLYZA 2.5 mg tab, 5 mg tab	3	Preferred		ST, C
Glycemic Agents [Agentes Glicémicos]
GLUCAGON EMERGENCY 1 mg inj kit	4	Preferred
Insulin Mixtures [Mezclas de Insulinas]
HUMULIN 70/30 (70 -30) 100 unit/ml sc susp	3	Preferred		C
HUMALOG MIX 75/25 (7525) 100 unit/ml sc susp	4	Preferred		C
HUMALOG MIX 50/50 (5050) 100 unit/ml sc susp	4	Preferred		C
Insulin Sensitizing Agents [Agentes Sensibilizantes de Insulin]
pioglitazone hcl 15 mg tab, 30 mg tab, 45 mg tab	1	Preferred	ACTOS

• PA – Prior Authorization [Pre Autorización] • aPA – Administrative Prior Authorization [Pre Autorización  Administrativa] • QL – Quantity Limit [Límite de Cantidad] • ST – Step Therapy [Terapia Escalonada] • AL – Age  Limit [Límite de Edad] • Net Cost [Costo Neto] – Please refer to page 16 for monthly net cost range [Ver página 16 Página de 53 para rangos de costo neto mensual] • P – Preferred Contracted Product [Producto Contratado Preferido] Revisado 5/18/2017

SALUD FÍSICA

Intermediate-Acting Insulins [Insulinas de Duración Intermedia]
HUMULIN N 100 unit/ml sc susp	2	Preferred	C
Long-Acting Insulins [Insulinas de Larga Duración]
LANTUS SOLOSTAR 100 unit/ml subcutaneous solution pen-injector	2	Preferred	C

Drug Name [Nombre del Medicamento]	Net Cost [Costo Neto]	Tier [Tier]	Reference Name [Nombre de Referencia]	Requirements/ Limits [Requerimientos /Límites]
LANTUS 100 unit/ml sc soln	3	Preferred		C
Rapid-Acting Insulins [Insulinas de Rápida Duración]
HUMALOG 100 unit/ml sc soln	3	Preferred		C
Short-Acting Insulins [Insulinas de Corta Duración]
HUMULIN R 100 unit/ml inj soln 2 Preferred C
Sulfonylureas [Sulfonilureas]
glimepiride 1 mg tab, 2 mg tab, 4 mg tab	1	Preferred	AMARYL
glipizide 10 mg tab, 5 mg tab	1	Preferred	GLUCOTROL
DIABETES SUPPLIES [SUMINISTROS PARA DIABETES]
Needles & Syringes [Agujas y Jeringuillas]
insulin syringe/needle	1	Preferred
ANTIEMETICS [ANTIEMÉTICOS]
5-Hydroxytryptamine 3 (5-HT3) Antagonists [Antagonistas de 5-HT3]
ondansetron 4 mg odt, 8 mg odt	1	Preferred	ZOFRAN ODT
ondansetron hcl 24 mg tab, 4 mg tab, 8 mg tab	1	Preferred	ZOFRAN

• PA – Prior Authorization [Pre Autorización] • aPA – Administrative Prior Authorization [Pre Autorización  Administrativa] • QL – Quantity Limit [Límite de Cantidad] • ST – Step Therapy [Terapia Escalonada] • AL – Age  Limit [Límite de Edad] • Net Cost [Costo Neto] – Please refer to page 16 for monthly net cost range [Ver página 16 Página de 53 para rangos de costo neto mensual] • P – Preferred Contracted Product [Producto Contratado Preferido] Revisado 5/18/2017

SALUD FÍSICA

Miscellaneous Antiemetics [Antieméticos Misceláneos]
metoclopramide hcl 10 mg tab, 10 mg/10ml soln, 5 mg tab, 5 mg/5ml soln, 5 mg/ml inj soln	1	Preferred	REGLAN
promethazine hcl 12.5 mg tab, 25 mg tab, 50 mg tab, 6.25 mg/5ml soln, 6.25 mg/5ml syr, 25 mg/ml inj soln, 50 mg/ml inj soln	1	Preferred	PHENERGAN
trimethobenzamide hcl 300 mg cap	1	Preferred	TIGAN
Phenothiazines [Fenotiazinas]
prochlorperazine edisylate 5 mg/ml inj soln	1	Preferred	COMPAZINE

Drug Name [Nombre del Medicamento]	Net Cost [Costo Neto]	Tier [Tier]	Reference Name [Nombre de Referencia]	Requirements/ Limits [Requerimientos /Límites]
prochlorperazine maleate 10 mg tab, 5 mg tab	1	Preferred	COMPAZINE
prochlorperazine 25 mg rect supp	4	Non-Preferred	COMPAZINE
ANTIGOUT AGENTS [AGENTES ANTIGOTA]
Antigout Agents [Agentes Antigota]
allopurinol 100 mg tab, 300 mg tab	1	Preferred	ZYLOPRIM
colchicine 0.6 mg cap	3	Preferred	MITIGARE	PA
colchicine 0.6 mg tab	3	Non-Preferred	COLCRYS	QL= 3 tab, 15días
Uricosurics [Uricosúricos]
probenecid 500 mg tab	1	Preferred	BENEMID
ANTIHYPERTENSIVES [ANTIHIPERTENSIVOS]
Alpha-Adrenergic Agonists [Agonistas Alfa Adrenérgicos]
clonidine hcl 0.1 mg tab, 0.2 mg tab, 0.3 mg tab	1	Preferred	CATAPRESS

• PA – Prior Authorization [Pre Autorización] • aPA – Administrative Prior Authorization [Pre Autorización  Administrativa] • QL – Quantity Limit [Límite de Cantidad] • ST – Step Therapy [Terapia Escalonada] • AL – Age  Limit [Límite de Edad] • Net Cost [Costo Neto] – Please refer to page 16 for monthly net cost range [Ver página 16 Página de 53 para rangos de costo neto mensual] • P – Preferred Contracted Product [Producto Contratado Preferido] Revisado 5/18/2017

SALUD FÍSICA

methyldopa 250 mg tab, 500 mg tab	1	Preferred	ALDOMET
Alpha-Adrenergic Blocking Agents [Bloqueadores Alfa Adrenérgicos]
terazosin hcl 1 mg cap, 10 mg cap, 2 mg cap, 5 mg cap	1	Preferred	HYTRIN
Angiotensin II Receptor Blockers (ARB) [Antagonistas Del Receptor Angiotensina II]
losartan potassium 100 mg tab, 25 mg tab, 50 mg tab	1	Preferred	COZAAR
losartan potassium-hctz 100-12.5 mg tab, 100-25 mg tab, 50-12.5 mg tab	1	Preferred	HYZAAR
Angiotensin-Converting Enzyme (ACE) Inhibitors [Inhibidores de la Enzima Convertidora de Angiotensin]
fosinopril sodium 10 mg tab, 20 mg tab, 40 mg tab	1	Preferred	MONOPRIL
lisinopril 10 mg tab, 2.5 mg tab, 20 mg tab, 30 mg tab, 40 mg tab, 5 mg tab	1	Preferred	ZESTRIL

Drug Name [Nombre del Medicamento]	Net Cost [Costo Neto]	Tier [Tier]	Reference Name [Nombre de Referencia]	Requirements/ Limits [Requerimientos /Límites]
lisinopril-hydrochlorothiazide 1012.5 mg tab, 20-12.5 mg tab, 20-25 mg tab	1	Preferred	ZESTORETIC
Calcium Channel Blocking Agents [Bloqueadores de Canales de Calcio]
amlodipine besylate 10 mg tab, 2.5 mg tab, 5 mg tab	1	Preferred	NORVASC
diltiazem hcl 120 mg tab, 30 mg tab, 60 mg tab, 90 mg tab	1	Preferred	CARDIZEM
diltiazem hcl er 120 mg cap er 24 hr, 180 mg cap er 24 hr, 240 mg cap er 24 hr	1	Preferred	DILACOR XR

• PA – Prior Authorization [Pre Autorización] • aPA – Administrative Prior Authorization [Pre Autorización  Administrativa] • QL – Quantity Limit [Límite de Cantidad] • ST – Step Therapy [Terapia Escalonada] • AL – Age  Limit [Límite de Edad] • Net Cost [Costo Neto] – Please refer to page 16 for monthly net cost range [Ver página 16 Página de 53 para rangos de costo neto mensual] • P – Preferred Contracted Product [Producto Contratado Preferido] Revisado 5/18/2017

SALUD FÍSICA

diltiazem hcl er beads 120 mg cap er 24 hr	1	Preferred	TIAZAC
diltiazem hcl er coated beads 120 mg cap er 24 hr, 180 mg cap er 24 hr, 240 mg cap er 24 hr	1	Preferred	CARDIZEM CD
dilt-xr 120 mg cap er 24 hr, 180 mg cap er 24 hr, 240 mg cap er 24 hr	1	Preferred	DILACOR XR
nifedipine er osmotic 30 mg tab er 24 hr	1	Preferred	PROCARDIA XL
verapamil hcl 120 mg tab, 40 mg tab, 80 mg tab	1	Preferred	CALAN
verapamil hcl er 120 mg tab er, 180 mg tab er, 240 mg tab er	1	Preferred	CALAN SR
diltiazem hcl er beads 180 mg cap er 24 hr, 240 mg cap er 24 hr, 300 mg cap er 24 hr, 360 mg er 24 hr	2	Preferred	TIAZAC
diltiazem hcl er coated beads 300 mg cap er 24 hr	2	Preferred	CARDIZEM CD

Drug Name [Nombre del Medicamento]	Net Cost [Costo Neto]	Tier [Tier]	Reference Name [Nombre de Referencia]	Requirements/ Limits [Requerimientos /Límites]
nifedipine er osmotic 60 mg tab er 24 hr, 90 mg tab er 24 hr	2	Preferred	PROCARDIA XL
Carbonic Anhydrase Inhibitors Diuretics [Diuréticos Inhibidores de Anhidrasa Carbónica]
acetazolamide 125 mg tab, 250 mg tab	3	Preferred	DIAMOX
Cardioselective Beta Blocking Agents [Bloqueadores Beta Cardioselectivos]
atenolol 100 mg tab, 25 mg tab, 50 mg tab	1	Preferred	TENORMIN
metoprolol succinate er 25 mg tab er 24 hr, 50 mg tab er 24 hr	1	Preferred	TOPROL XL

• PA – Prior Authorization [Pre Autorización] • aPA – Administrative Prior Authorization [Pre Autorización  Administrativa] • QL – Quantity Limit [Límite de Cantidad] • ST – Step Therapy [Terapia Escalonada] • AL – Age  Limit [Límite de Edad] • Net Cost [Costo Neto] – Please refer to page 16 for monthly net cost range [Ver página 16 Página de 53  para rangos de costo neto mensual] • P – Preferred Contracted Product [Producto Contratado Preferido] Revisado 5/18/2017

SALUD FÍSICA

metoprolol tartrate 100 mg tab, 25 mg tab, 50 mg tab	1	Preferred	LOPRESSOR
metoprolol succinate er 100 mg tab er 24 hr, 200 mg tab er 24 hr	2	Non-Preferred	TOPROL XL
Cardioselective Beta-Adrenergic Blocking Agents [Bloqueadores Beta-Adrenérgicos Cardioselectivos]
atenolol -chlorthalidone100-25 mg tab, 50-25 mg tab	1	Preferred	TENORETIC
metoprolol-hydrochlorothiazide 50-25 mg tab	2	Non-Preferred	LOPRESSOR HCT
metoprolol-hydrochlorothiazide 100-25 mg tab, 100-50 mg tab	3	Non-Preferred	LOPRESSOR HCT
Loop Diuretics [Diuréticos del Asa]
bumetanide 0.5 mg tab, 1 mg tab, 2 mg tab	1	Non-Preferred	BUMEX
furosemide 10 mg/ml soln, 20 mg tab, 40 mg tab, 80 mg tab	1	Preferred	LASIX

Drug Name [Nombre del Medicamento]	Net Cost [Costo Neto]	Tier [Tier]	Reference Name [Nombre de Referencia]	Requirements/ Limits [Requerimientos /Límites]
Nonselective Beta Blocking Agents [Bloqueadores Beta No-Selectivos]
propranolol hcl 10 mg tab, 20 mg tab, 20 mg/5ml soln,40 mg tab, 40 mg/5ml soln, 80 mg tab	1	Preferred	INDERAL
propranolol hcl 60 mg tab	2	Non-Preferred	INDERAL
Potassium-Sparing Diuretics [Diuréticos Conservadores de Potasio]
spironolactone 100 mg tab, 25 mg tab, 50 mg tab	1	Preferred	ALDACTONE
triamterene-hctz 37.5-25 mg cap, 37.5-25 mg tab, 75-50 mg tab	1	Preferred	MAXZIDE

• PA – Prior Authorization [Pre Autorización] • aPA – Administrative Prior Authorization [Pre Autorización  Administrativa] • QL – Quantity Limit [Límite de Cantidad] • ST – Step Therapy [Terapia Escalonada] • AL – Age  Limit [Límite de Edad] • Net Cost [Costo Neto] – Please refer to page 16 for monthly net cost range [Ver página 16 Página de 53 para rangos de costo neto mensual] • P – Preferred Contracted Product [Producto Contratado Preferido] Revisado 5/18/2017

SALUD FÍSICA

Thiazide Diuretics [Diuréticos Tiazidas]
chlorothiazide 250 mg tab, 500 mg tab	1	Preferred	DIURIL
chlorthalidone 25 mg tab, 50 mg tab	1	Non-Preferred	HYGROTON
DIURIL 250 mg/5ml susp	1	Preferred
hydrochlorothiazide 12.5 mg tab, 25 mg tab, 50 mg tab	1	Preferred	MICROZIDE
indapamide 1.25 mg tab,2.5 mg tab	1	Preferred	LOZOL
metolazone 2.5 mg tab, 5 mg tab	1	Non-Preferred	ZAROXOLYN
chlorthalidone 100 mg tab	2	Non-Preferred	HYGROTON
metolazone 10 mg tab	2	Non-Preferred	ZAROXOLYN
Vasodilator Beta Blockers [Bloqueadores Beta Vasodilatadores]
carvedilol 12.5 mg tab, 25 mg tab, 3.125 mg tab, 6.25 mg tab	1	Preferred	COREG
Vasodilators [Vasodilatadores]
hydralazine hcl 10 mg tab, 100 mg tab, 25 mg tab, 50 mg tab	1	Preferred	APRESOLINE
minoxidil 10 mg tab, 2.5 mg tab	1	Preferred	LONITEN

Drug Name [Nombre del Medicamento]	Net Cost [Costo Neto]	Tier [Tier]	Reference Name [Nombre de Referencia]	Requirements/ Limits [Requerimientos /Límites]
ANTIMIGRAINE AGENTS [AGENTES ANTIMIGRAÑA]
Beta-Adrenergic Blocking Agents [Bloqueadores Beta Adrenérgicos]
divalproex sodium 125 mg tab dr, 250 mg tab dr, 500 mg tab dr	1	Preferred	DEPAKOTE

• PA – Prior Authorization [Pre Autorización] • aPA – Administrative Prior Authorization [Pre Autorización  Administrativa] • QL – Quantity Limit [Límite de Cantidad] • ST – Step Therapy [Terapia Escalonada] • AL – Age  Limit [Límite de Edad] • Net Cost [Costo Neto] – Please refer to page 16 for monthly net cost range [Ver página 16 Página de 53 para rangos de costo neto mensual] • P – Preferred Contracted Product [Producto Contratado Preferido] Revisado 5/18/2017

SALUD FÍSICA

topiramate 100 mg tab, 200 mg tab, 25 mg tab, 50 mg tab	1	Preferred	TOPAMAX
Serotonin (5-HT) Receptor Agonists [Agonistas Del Receptor De Serotonina]
sumatriptan succinate 100 mg tab, 25 mg tab, 50 mg tab	1	Preferred	IMITREX	QL= 6 tab
ANTIMYASTHENIC AGENTS [AGENTES ANTIMIASTÉNICOS]
Parasympathomimetics [Parasimpatomiméticos]
pyridostigmine bromide 60 mg tab	2	Preferred	MESTINON
MESTINON 60 mg/5ml syr	4	Non-Preferred
pyridostigmine bromide 180 mg tab er	6	Non-Preferred	MESTINON
ANTIMYCOBACTERIALS [ANTIMICOBACTERIANOS]
Antituberculars [Antituberculosos]
isoniazid 100 mg tab, 300 mg tab	1	Preferred	ISONIAZID
rifampin 150 mg cap	1	Preferred	RIFADIN
ethambutol hcl 100 mg tab	2	Non-Preferred	MYAMBUTOL
pyrazinamide 500 mg tab	2	Non-Preferred	PYRAZINAMIDE
rifampin 300 mg cap	2	Preferred	RIFADIN
ethambutol hcl 400 mg tab	3	Non-Preferred	MYAMBUTOL
isoniazid 50 mg/5ml syr	5	Non-Preferred	ISONIAZID
rifabutin 150 mg cap			MYCOBUTIN	Puerto Rico Health Department Tuberculosis Control Program
cycloserine 250 mg cap			SEROMYCIN
RIFAMATE 50-300 mg cap
TRECATOR 250 mg tab
CAPASTAT 1 gm inj
Miscellaneous Antimycobacterials [Antimicobacterianos Misceláneos]
dapsone 100 mg tab, 25 mg tab	2	Preferred	DAPSONE

• PA – Prior Authorization [Pre Autorización] • aPA – Administrative Prior Authorization [Pre Autorización  Administrativa] • QL – Quantity Limit [Límite de Cantidad] • ST – Step Therapy [Terapia Escalonada] • AL – Age  Limit [Límite de Edad] • Net Cost [Costo Neto] – Please refer to page 16 for monthly net cost range [Ver página 16 Página de 53 para rangos de costo neto mensual] • P – Preferred Contracted Product [Producto Contratado Preferido] Revisado 5/18/2017

SALUD FÍSICA

Drug Name [Nombre del Medicamento]	Net Cost [Costo Neto]	Tier [Tier]	Reference Name [Nombre de Referencia]	Requirements/ Limits [Requerimientos /Límites]
ANTIMYCOTIC AGENTS [ANTIMICÓTICOS]
Antifungals [Antifungales]
fluconazole 10 mg/ml susp, 100 mg tab, 150 mg tab,200 mg tab, 50 mg tab	1	Preferred	DIFLUCAN
ketoconazole 200 mg tab	1	Preferred	NIZORAL
nystatin 100000 unit/gm crm	1	Preferred	MYCOSTATIN
terbinafine hcl 250 mg tab	1	Preferred	LAMISIL
fluconazole 40 mg/ml susp	2	Preferred	DIFLUCAN
itraconazole 100 mg cap		Preferred	SPORANOX	SIDA
Vaginal Antifungals [Antifungales Vaginales]
terconazole 0.4 % vag crm, 0.8 % vag crm	2	Preferred	TERAZOL
Antimalarials [Antimaláricos]
chloroquine phosphate 250 mg tab, 500 mg tab	1	Preferred	ARALEN
hydroxychloroquine sulfate 200 mg tab	1	Preferred	PLAQUENIL
DARAPRIM 25 mg tab	19	Non-Preferred		PA
Antiprotozoals - Non-Antimalarials [Antiprotozoarios No-Antimalaráricos]
NEBUPENT 300 mg inh soln	4	Non-Preferred		PA
ANTIPARASITICS [ANTIPARASITARIOS]
Anthelmintics [Antihelmínticos]
PIN-X 720.5 mg chew tab	1	Preferred		OTC
REESES PINWORM MEDICINE 144 mg/ml Susp	1	Preferred		OTC
BILTRICIDE 600 mg tab	7	Non-Preferred		PA
ANTIPARKINSON AGENTS [AGENTES ANTIPARKINSON]
Anticholinergics [Anticolinérgicos]
benztropine mesylate 0.5 mg tab, 1 mg tab, 2 mg tab	1	Preferred	COGENTIN
Antiparkinson Dopaminergics [Dopaminérgicos Antiparkinson]
amantadine hcl 50 mg/5ml syr	1	Preferred	SYMMETREL

• PA – Prior Authorization [Pre Autorización] • aPA – Administrative Prior Authorization [Pre Autorización  Administrativa] • QL – Quantity Limit [Límite de Cantidad] • ST – Step Therapy [Terapia Escalonada] • AL – Age  Limit [Límite de Edad] • Net Cost [Costo Neto] – Please refer to page 16 for monthly net cost range [Ver página 16 Página de 53 para rangos de costo neto mensual] • P – Preferred Contracted Product [Producto Contratado Preferido] Revisado 5/18/2017

SALUD FÍSICA

Drug Name [Nombre del Medicamento]	Net Cost [Costo Neto]	Tier [Tier]	Reference Name [Nombre de Referencia]	Requirements/ Limits [Requerimientos /Límites]
pramipexoledihydrochloride 0.125 mg tab, 0.25 mg tab, 0.5 mg tab, 0.75 mg tab, 1 mg tab,1.5 mg tab	1	Preferred	MIRAPEX
ropinirole hcl 0.25 mg tab, 0.5 mg tab, 1 mg tab, 3 mg tab, 4 mg tab, 5 mg tab	1	Preferred	REQUIP
ropinirole hcl 2 mg tab	2	Preferred	REQUIP
amantadine hcl 100 mg cap	3	Preferred	SYMMETREL
bromocriptine mesylate 2.5 mg tab	3	Preferred	PARLODEL
carbidopa-levodopaentacapone 18.75-75-200 mg tab	4	Non-Preferred	STALEVO
carbidopa-levodopaentacapone 12.5-50-200 mg tab, 25-100-200 mg tab, 31.25-125-200 mg tab,37.5-150-200 mg tab, 50200-200 mg tab	5	Non-Preferred	STALEVO
Dopamine Precursors [Precursores de Dopamina]
carbidopa -levodopa 10-100 mg tab, 25-100 mg tab	1	Preferred	SINEMET
carbidopa-levodopa 25250 mg tab	2	Preferred	SINEMET
carbidopa-levodopa er 25100 mg tab er, 50-200 mg tab er	2	Preferred	SINEMET CR
Monoamine Oxidase B (MAO-B) Inhibitors [Inhibidores de MAO-B]
selegiline hcl 5 mg tab	3	Non-Preferred	CARBEX

• PA – Prior Authorization [Pre Autorización] • aPA – Administrative Prior Authorization [Pre Autorización  Administrativa] • QL – Quantity Limit [Límite de Cantidad] • ST – Step Therapy [Terapia Escalonada] • AL – Age  Limit [Límite de Edad] • Net Cost [Costo Neto] – Please refer to page 16 for monthly net cost range [Ver página 16 Página 20 de 53 para rangos de costo neto mensual] • P – Preferred Contracted Product [Producto Contratado Preferido] Revisado 5/18/2017

SALUD FÍSICA

ANTIVIRALS [ANTIVIRALES]
Anti-Influenza Agents [Age ntes Anti-Infuenza]
oseltamivir phosphate 30 mg cap, 45 mg cap, 75 mg cap	4	Preferred	TAMIFLU
TAMIFLU 6 mg/ ml susp	13	Non-Preferred

Drug Name [Nombre del Medicamento]	Net Cost [Costo Neto]	Tier [Tier]	Reference Name [Nombre de Referencia]	Requirements/ Limits [Requerimientos /Límites]
Anti-Cytomegalovirus (CMV) Agents [Agentes Anti-Citomegalovirus]
valganciclovir hcl 450 mg tab	13	Non-Preferred	VALCYTE	PA
Antiherpetic Agents [Agentes Antiherpéticos]
acyclovir 200 mg cap, 400 mg tab, 800 mg tab	1	Preferred	ZOVIRAX
acyclovir 200 mg/5ml susp	2	Preferred	ZOVIRAX
Antiretroviral Combinations [Combinaciones Antiretrovirales]
EPZICOM 600-300 mg tab				CENTROS DE PREVENCIÓN Y TRATAMIENTO - CLÍNICAS DE IMMUNOLOGÍA
ATRIPLA 600-200-300 mg tab
Integrase Inhibitors [Inhibidores de la Integrasa]
ISENTRESS potassium 400 mg tab				CENTROS DE PREVENCIÓN Y TRATAMIENTO - CLÍNICAS DE IMMUNOLOGÍA
Miscellaneous Anti-HIV Agents [Agentes Anti-VIH Misceláneos]
SELZENTRY 300 mg tab				CENTROS DE PREVENCIÓN Y TRATAMIENTO - CLÍNICAS DE IMMUNOLOGÍA
FUZEON subcutaneous kit 90 mg
Non-Nucleoside Reverse Transcriptase Inhibitors [Inhibidores No Nucleósidos de la TransciptasaReversa]
nevirapine 200 mg tab	1	Preferred	VIRAMUNE
nevirapine 50 mg/5ml susp	5	Non-Preferred	VIRAMUNE
RESCRIPTOR 200 mg tab	6	Non-Preferred
SUSTIVA 50 mg cap, 200 mg cap	6	Preferred		C
nevirapine er, 100 mg tab er 24 hr, 400 mg tab er 24 hr	7	Non-Preferred	VIRAMUNE XR
SUSTIVA 600 mg tab	7	Preferred		C

• PA – Prior Authorization [Pre Autorización] • aPA – Administrative Prior Authorization [Pre Autorización  Administrativa] • QL – Quantity Limit [Límite de Cantidad] • ST – Step Therapy [Terapia Escalonada] • AL – Age  Limit [Límite de Edad] • Net Cost [Costo Neto] – Please refer to page 16 for monthly net cost range [Ver página 16 Página 2 de 53  para rangos de costo neto mensual] • P – Preferred Contracted Product [Producto Contratado Preferido] Revisado 5/18/2017

SALUD FÍSICA

Drug Name [Nombre del Medicamento]	Net Cost [Costo Neto]	Tier [Tier]	Reference Name [Nombre de Referencia]	Requirements/ Limits [Requerimientos /Límites]
INTELENCE 200 mg tab				CENTROS DE PREVENCIÓN Y TRATAMIENTO - CLÍNICAS DE IMMUNOLOGÍA
Nucleoside/Nucleotide Reverse Transcriptase Inhibitors [Inhibidores Nucleósidos/Nucleótidos de la Transcriptasa Reversa]
zidovudine 300 mg tab	2	Non-Preferred	RETROVIR
stavudine 1 mg/ml soln, 15 mg cap, 20 mg cap, 30 mg cap, 40 mg cap	3	Preferred	ZERIT
didanosine 125 mg cap dr, 200 mg cap dr, 250 mg cap dr	4	Non-Preferred	ZIAGEN
lamivudine 10 mg/ml soln	5	Preferred	EPIVIR
lamivudine 150 mg tab	4	Preferred	EPIVIR
zidovudine 100 mg cap, 50 mg/5ml syr	4	Non-Preferred	RETROVIR
abacavir sulfate 300 mg tab	5	Preferred	ZIAGEN
didanosine 400 mg cap dr	5	Non-Preferred	ZIAGEN
lamivudine 300 mg tab	5	Preferred	EPIVIR
VIDEX 2 gm soln	5	Non-Preferred
lamivudine 100 mg tab	6	Preferred	EPIVIR	PA
lamivudine-zidovudine 150-300 mg tab	6	Preferred	COMBIVIR
abacavir-lamivudinezidovudine 300-150-300 mg tab	10	Non-Preferred	TRIZIVIR
EMTRIVA 200 mg cap				CENTROS DE PREVENCIÓN Y TRATAMIENTO - CLÍNICAS DE IMMUNOLOGÍA
VIREAD 300 mg tab
TRUVADA 200-300 mg tab			TRUVADA

• PA – Prior Authorization [Pre Autorización] • aPA – Administrative Prior Authorization [Pre Autorización  Administrativa] • QL – Quantity Limit [Límite de Cantidad] • ST – Step Therapy [Terapia Escalonada] • AL – Age  Limit [Límite de Edad] • Net Cost [Costo Neto] – Please refer to page 16 for monthly net cost range [Ver página 16 Página 22 de 53 para rangos de costo neto mensual] • P – Preferred Contracted Product [Producto Contratado Preferido] Revisado 5/18/2017

SALUD FÍSICA

BENIGN PROSTATIC HYPERTROPHY AGENTS [AGENTES PARA HIPERTROFIA PROSTÁTICA BENIGNA]
5-Alpha Reductase Inhibitors [Inhibidores de 5-Alfa Reductasa]
finasteride 5 mg tab	1	Preferred	PROSCAR

Drug Name [Nombre del Medicamento]	Net Cost [Costo Neto]	Tier [Tier]	Reference Name [Nombre de Referencia]	Requirements/ Limits [Requerimientos /Límites]
Alpha-Adrenergic Blocking Agents [Bloqueadores Alfa Adrenérgicos]
tamsulosin hcl 0.4 mg cap	1	Preferred	FLOMAX
terazosin hcl 1 mg cap, 10 mg cap, 2 mg cap, 5 mg cap	1	Preferred	HYTRIN
BLOOD MODIFIERS [MODIFICADORES DE LA SANGRE]
Anticoagulants [Anticoagulantes]
warfarin sodium 1 mg tab, 10 mg tab, 2 mg tab, 2.5 mg tab, 3 mg tab, 4 mg tab, 5 mg tab, 6 mg tab,7.5 mg tab	1	Preferred	COUMADIN
heparin sodium (porcine) 1000 unit/ml inj soln	2	Preferred	HEPARIN
heparin sodium (porcine)10000 unit/ml inj soln,5000 unit/ml inj soln	3	Preferred	HEPARIN
heparin sodium (porcine) pf 5000 unit/0.5ml inj soln	3	Preferred	HEPARIN
heparin sodium (porcine) 2000 unit/ml iv soln	8	Preferred	HEPARIN

• PA – Prior Authorization [Pre Autorización] • aPA – Administrative Prior Authorization [Pre Autorización  Administrativa] • QL – Quantity Limit [Límite de Cantidad] • ST – Step Therapy [Terapia Escalonada] • AL – Age  Limit [Límite de Edad] • Net Cost [Costo Neto] – Please refer to page 16 for monthly net cost range [Ver página 16 Página 23 de 53 para rangos de costo neto mensual] • P – Preferred Contracted Product [Producto Contratado Preferido] Revisado 5/18/2017

SALUD FÍSICA

Cobalamins [Cobalaminas]
cyanocobalamin 1000 mcg/ml inj soln	1	Preferred	VIT B-12
Colony Stimulating Factors [Estimulantes Mieloides]
NEUPOGEN 300 mcg/0.5ml inj soln, 300 mcg/ml inj soln, 480 mcg/1.6ml inj soln	10	Preferred		PA, C
NEULASTA 6 mg/0.6ml sc soln	15	Preferred		PA, C
NEULASTA DELIVERYKIT6 mg/0.6ml sc soln	15	Preferred		PA, C
NEUPOGEN 480mcg/0.8ml inj soln	12	Preferred		PA, C

Drug Name [Nombre del Medicamento]	Net Cost [Costo Neto]	Tier [Tier]	Reference Name [Nombre de Referencia]	Requirements/ Limits [Requerimientos /Límites]
Erythropoiesis-Stimulating Agents [Agentes Estimulantes de Eritropoiesis]
ARANESP (ALBUMIN FREE) 100 mcg/0.5ml inj soln	1	Preferred		PA, C
PROCRIT 2000 unit/ml inj soln, 3000 unit/ml inj soln, 4000 unit/ml inj soln	6	Preferred		PA, C
ARANESP (ALBUMINFREE) 25 mcg/0.42ml inj soln, 25 mcg/ml inj soln	6	Preferred		PA, C
PROCRIT 10000 unit/ml inj soln	7	Preferred		PA, C
ARANESP (ALBUMINFREE) 40 mcg/0.4ml inj soln	7	Preferred		PA, C
ARANESP (ALBUMINFREE) 40 mcg/ml inj soln, 60 mcg/ml inj soln	8	Preferred		PA, C

• PA – Prior Authorization [Pre Autorización] • aPA – Administrative Prior Authorization [Pre Autorización  Administrativa] • QL – Quantity Limit [Límite de Cantidad] • ST – Step Therapy [Terapia Escalonada] • AL – Age  Limit [Límite de Edad] • Net Cost [Costo Neto] – Please refer to page 16 for monthly net cost range [Ver página 16 Página 24 de 53 para rangos de costo neto mensual] • P – Preferred Contracted Product [Producto Contratado Preferido] Revisado 5/18/2017

SALUD FÍSICA

ARANESP (ALBUMINFREE) 150 mcg/0.3ml inj soln, 150 mcg/0.75ml inj soln, 200 mcg/0.4ml inj soln, 200 mcg/ml inj soln, 300 mcg/0.6ml inj soln, 300 mcg/ml inj soln, 500 mcg/ml inj soln, 60 mcg/0.3ml inj soln	9	Preferred	PA, C
PROCRIT 20000 unit/ml inj soln	9	Preferred	PA, C
ARANESP (ALBUMIN FREE) 100 mcg/ml inj soln	11	Preferred	PA, C
PROCRIT 40000 unit/ml inj soln	10	Preferred	PA, C
Factor Xa Inhibitors [Inhibidores Del Factor Xa]
ELIQUIS 2.5 mg tab	4	Preferred	PA, C
ELIQUIS 5 mg tab	4	Preferred	PA, C

Drug Name [Nombre del Me dicamento]	Net Cost [Costo Neto]	Tier [Tier]	Reference Name [Nombre de Referencia]	Requirements/ Limits [Requerimientos /Límites]
Folates [Folatos]
folic acid 1 mg tab, 400 mcg tab, 800 mcg tab	1	Preferred	FOLIC ACID	OTC
Iron [Hierro]
ferrous sulfate 325 (65 fe) mg tab	1	Preferred	IRON	OTC
INFED 50 mg/ml inj soln	5	Non-Preferred
Low Molecular Weight Heparins [Heparinas de Bajo Peso Molecular]
enoxaparin sodium 30 mg/0.3ml sc soln, 40 mg/0.4ml sc soln	5	Non-Preferred	LOVENOX	PA
enoxaparin sodium 300 mg/3ml inj soln, 60 mg/0.6ml sc soln, 80 mg/0.8ml sc soln	7	Non-Preferred	LOVENOX	PA

• PA – Prior Authorization [Pre Autorización] • aPA – Administrative Prior Authorization [Pre Autorización  Administrativa] • QL – Quantity Limit [Límite de Cantidad] • ST – Step Therapy [Terapia Escalonada] • AL – Age  Limit [Límite de Edad] • Net Cost [Costo Neto] – Please refer to page 16 for monthly net cost range [Ver página 16 Página 25 de 53 para rangos de costo neto mensual] • P – Preferred Contracted Product [Producto Contratado Preferido] Revisado 5/18/2017

SALUD FÍSICA

enoxaparin sodium 100 mg/ml sc soln	9	Non-Preferred	LOVENOX	PA
enoxaparin sodium 120 mg/0.8ml sc soln	10	Non-Preferred	LOVENOX	PA
enoxaparin sodium 150 mg/ml sc soln	14	Non-Preferred	LOVENOX	PA
Platelet Modifying Agents [Modificadores de Plaquetas]
aspirin 325 mg tab, 325 mg tab dr, 81 mg tab dr	1	Preferred	ASPIRIN	OTC
aspirin low dose 81 mg tab, 81 mg tab dr	1	Preferred	ASPIRIN	OTC
cilostazol 100 mg tab, 50 mg tab	1	Preferred	PLETAL
clopidogrel bisulfate 75 mg tab	1	Preferred	PLAVIX
BONE DENSITY REGULATORS [REGULADORES DE DENSIDAD ÓSEA]
Bisphosphonates [Bifosfonatos]
alendronate sodium 10 mg tab, 35 mg tab, 5 mg tab, 70 mg tab	1	Preferred	FOSAMAX

Drug Name [Nombre del Medicamento]	Net Cost [Costo Neto]	Tier [Tier]	Reference Name [Nombre de Referencia]	Requirements/ Limits [Requerimientos /Límites]
CARDIOVASCULAR AGENTS [AGENTES CARDIOVASCULARES]
Antiarrhythmics Class II [Antiarrítmicos Clase II]
propranolol hcl 10 mg tab, 20 mg tab, 40 mg tab, 80 mg tab	1	Preferred	INDERAL
sotalol hcl 120 mg tab, 160 mg tab, 240 mg tab, 80 mg tab	1	Preferred	BETAPACE
propranolol hcl 60 mg tab	2	Preferred	INDERAL
Antiarrhythmics Type I-A [Antiarrítmicos Tipo I-A]
quinidine sulfate 200 mg tab, 300 mg tab	1	Preferred	QUINIDINE SULFATE
quinidine gluconate er 324 mg tab er	2	Preferred	QUINAGLUTE
quinidine sulfate er 300 mg tab er	2	Preferred	QUINIDINE SULFATE

• PA – Prior Authorization [Pre Autorización] • aPA – Administrative Prior Authorization [Pre Autorización  Administrativa] • QL – Quantity Limit [Límite de Cantidad] • ST – Step Therapy [Terapia Escalonada] • AL – Age  Limit [Límite de Edad] • Net Cost [Costo Neto] – Please refer to page 16 for monthly net cost range [Ver página 16 Página 26 de 53 para rangos de costo neto mensual] • P – Preferred Contracted Product [Producto Contratado Preferido] Revisado 5/18/2017

SALUD FÍSICA

Antiarrhythmics Type I-B [Antiarrítmicos Tipo I-B]
mexiletine hcl 150 mg cap	2	Preferred	MEXITIL
mexiletine hcl 200 mg cap	3	Preferred	MEXITIL
Antiarrhythmics Type I-C [Antiarrítmicos Tipo I-C]
flecainide acetate 100 mg tab, 50 mg tab	1	Preferred	TAMBOCOR
propafenone hcl 150 mg tab, 225 mg tab	1	Preferred	RYTHMOL
flecainide acetate 150 mg tab	2	Preferred	TAMBOCOR
propafenone hcl 300 mg tab	3	Preferred	RYTHMOL
Antiarrhythmics Type III [Antiarrítmicos Tipo III]
amiodarone hcl 200 mg tab	1	Preferred	CORDARONE
Intermittent Claudication Agents [Agentes Para La Claudicación Intermitente]
pentoxifylline er 400 mg tab er	1	Preferred	TRENTAL
Miscellaneous Cardiovascular Agents [Agentes Cardiovasculares Misceláneos]
digox 125 mcg tab, 250 mcg tab	2	Preferred	LANOXIN

Drug Name [Nombre del Medicamento]	Net Cost [Costo Neto]	Tier [Tier]	Reference Name [Nombre de Referencia]	Requirements/ Limits [Requerimientos /Límites]
digoxin 0.05 mg/ml soln, 125 mcg tab, 250 mcg tab	2	Preferred	LANOXIN
Pulmonary Hypertension Agents [Agentes Para Hipertensión Pulmonar]
sildenafil citrate 20 mg tab	3	Preferred	REVATIO	PA
ADEMPAS 0.5 mg tab	15	Preferred		PA, C
ADEMPAS 1 mg tab, 1.5 mg tab, 2 mg tab	18	Preferred		PA, C
ADEMPAS 2.5 mg tab	20	Preferred		PA, C

• PA – Prior Authorization [Pre Autorización] • aPA – Administrative Prior Authorization [Pre Autorización  Administrativa] • QL – Quantity Limit [Límite de Cantidad] • ST – Step Therapy [Terapia Escalonada] • AL – Age  Limit [Límite de Edad] • Net Cost [Costo Neto] – Please refer to page 16 for monthly net cost range [Ver página 16 Página 27 de 53 para rangos de costo neto mensual] • P – Preferred Contracted Product [Producto Contratado Preferido] Revisado 5/18/2017

SALUD FÍSICA

Vasodilators [Vasodilatadores]
isosorbide mononitrate 10 mg tab, 20 mg tab	1	Preferred	IMDUR
isosorbide mononitrate er 120 mg tab er 24 hr, 30 mg tab er 24 hr, 60 mg tab er 24 hr	1	Preferred	IMDUR
nitroglycerin 0.2 mg/hr td patch 24hr	1	Preferred	NITRODUR
NITROSTAT 0.3 mg tab subl, 0.4 mg tab subl, 0.6 mg tab subl	1	Preferred
nitroglycerin 0.1 mg/hr td patch 24hr, 0.4 mg/hr td patch 24hr, 0.6 mg/hr td patch 24hr	2	Non-Preferred	NITRODUR
CENTRAL NERVOUS SYSTEM AGENTS [AGENTES SISTEMA NERVIOSO CENTRAL]
Multiple Sclerosis Agents [Agentes para Esclerosis Múltiple]
AMPYRA 10 tab er 12hr	9	Preferred		PA, C
COPAXONE 20 mg/ml sc kit	17	Preferred		PA, C
COPAXONE 40 mg/ml subcutaneous solution prefilled syringe	14	Preferred		PA, C
AVONEX 30 mcg im kit	13	Preferred		PA, C
AVONEX PEN 30 mcg/0.5ml im kit	13	Preferred		PA, C
AVONEX PREFILLED 30 mcg/0.5ml im kit	13	Preferred		PA, C
GILENYA 0.5 mg cap	15	Preferred		PA, C

• PA – Prior Authorization [Pre Autorización] • aPA – Administrative Prior Authorization [Pre Autorización  Administrativa] • QL – Quantity Limit [Límite de Cantidad] • ST – Step Therapy [Terapia Escalonada] • AL – Age  Limit [Límite de Edad] • Net Cost [Costo Neto] – Please refer to page 16 for monthly net cost range [Ver página 16 Página 28 de 53 para rangos de costo neto mensual] • P – Preferred Contracted Product [Producto Contratado Preferido] Revisado 5/18/2017

SALUD FÍSICA

Drug Name [Nombre del Medicamento]	Net Cost [Costo Neto]	Tier [Tier]	Reference Name [Nombre de Referencia]	Requirements/ Limits [Requerimientos /Límites]
TYSABRI intravenous concentrate 300 mg/15ml	15	Preferred		PA, C
TECFIDERA 120 mg cap dr	14	Preferred		PA, C
TECFIDERA 240 mg cap dr	14	Preferred		PA, C
TECFIDERA 120-240 MG misc	14	Preferred		PA, C
BETASERON 0.3 mg sc kit	13	Preferred		PA, C
CHEMOTHERAPIES [QUIMIOTERAPIAS]
Alkylating Agents [Agentes Alquilantes]
lomustine 10 mg cap	3	Non-Preferred	CEENU
ALKERAN 2 mg tab	4	Non-Preferred
temozolomide 5 mg cap	4	Non-Preferred	TEMODAR	PA
lomustine 40 mg cap	5	Non-Preferred	CEENU
LEUKERAN 2 mg tab	6	Non-Preferred
lomustine 100 mg cap	6	Non-Preferred	CEENU
MYLERAN 2 mg tab	7	Non-Preferred
temozolomide 20 mg cap	9	Non-Preferred	TEMODAR	PA
temozolomide 250 mg cap	11	Non-Preferred	TEMODAR	PA
temozolomide 140 mg cap	13	Non-Preferred	TEMODAR	PA
temozolomide 100 mg cap, 180 mg cap	14	Non-Preferred	TEMODAR	PA
Angiogenesis Inhibitors [Inhibidores de Angiogénesis]
STIVARGA 40 mg tab	15	Preferred		PA, C
Antiandrogens [Antiandrógenos]
bicalutamide 50 mg tab	2	Preferred	CASODEX
flutamide 125 mg cap	4	Non-Preferred	EULEXIN
Antiestrogens [Antiestrógenos]
tamoxifen citrate 10 mg tab, 20 mg tab	1	Preferred	NOLVADEX
Vaginal Estrogens [Estrógenos Vaginal]
VAGIFEM 10 mcg vag tab	3	Non-Preferred
Antimetabolites [Antimetabolitos]
hydroxyurea 500 mg cap	2	Preferred	HYDREA
mercaptopurine 50 mg tab	2	Preferred	PURINETHOL
methotrexate 2.5 mg tab	2	Preferred	METHOTREXATE

• PA – Prior Authorization [Pre Autorización] • aPA – Administrative Prior Authorization [Pre Autorización  Administrativa] • QL – Quantity Limit [Límite de Cantidad] • ST – Step Therapy [Terapia Escalonada] • AL – Age  Limit [Límite de Edad] • Net Cost [Costo Neto] – Please refer to page 16 for monthly net cost range [Ver página 16 Página 29 de 53 para rangos de costo neto mensual] • P – Preferred Contracted Product [Producto Contratado Preferido] Revisado 5/18/2017

SALUD FÍSICA

Drug Name [Nombre del Medicamento]	Net Cost [Costo Neto]	Tier [Tier]	Reference Name [Nombre de Referencia]	Requirements/ Limits [Requerimientos /Límites]
capecitabine 150 mg tab	7	Non-Preferred	XELODA	PA
capecitabine 500 mg tab	11	Non-Preferred	XELODA	PA
Antineoplastic Enzyme Inhibitors [Antineoplásicos Inhibidores de Enzimas]
SPRYCEL 20 mg tab	14	Preferred		PA, C
SPRYCEL 50 mg tab	21	Preferred		PA, C
imatinib 100 mg tab	18	Non-Preferred	GLEEVEC	PA
SPRYCEL 70 mg tab	17	Preferred		PA, C
SPRYCEL 80 mg tab	25	Preferred		PA, C
TASIGNA 150 mg cap	22	Preferred		PA, C
SPRYCEL 100 mg tab	25	Preferred		PA, C
AFINITOR 2.5 mg tab	25	Preferred		PA, C
NEXAVAR 200 mg tab	25	Preferred		PA, C
SPRYCEL 140 mg tab	25	Preferred		PA, C
AFINITOR 10 mg tab, 5 mg tab, 7.5 mg tab	23	Preferred		PA, C
TASIGNA 200 mg cap	19	Preferred		PA, C
imatinib 400 mg tab	25	Non-Preferred	GLEEVEC	PA
Apetite Stimulants [Estimulantes de Apetito]
megestrol acetate 20 mg tab, 40 mg tab	1	Preferred	MEGACE
megestrol acetate 40 mg/ml susp, 400 mg/10ml susp	2	Preferred	MEGACE
Aromatase Inhibitors [Inhibidores de la Aromatasa]
anastrozole 1 mg tab	1	Preferred	ARIMIDEX
Folic Acid Antagonists Rescue Agents [Antagonistas de Ácido Fólico]
leucovorin calcium 5 mg tab	3	Preferred	LEUCOVORIN
leucovorin calcium 10 mg tab, 15 mg tab	4	Preferred	LEUCOVORIN
leucovorin calcium 25 mg tab	9	Preferred	LEUCOVORIN

• PA – Prior Authorization [Pre Autorización] • aPA – Administrative Prior Authorization [Pre Autorización  Administrativa] • QL – Quantity Limit [Límite de Cantidad] • ST – Step Therapy [Terapia Escalonada] • AL – Age  Limit [Límite de Edad] • Net Cost [Costo Neto] – Please refer to page 16 for monthly net cost range [Ver página 16 Página 30 de 53 para rangos de costo neto mensual] • P – Preferred Contracted Product [Producto Contratado Preferido] Revisado 5/18/2017

SALUD FÍSICA

Luteinizing Hormone-Releasing (LHRH) Analogs [Análogos De LHRH]
LUPRON DEPOT 45 mg im kit	2	Preferred	PA, C
LUPRON DEPOT 11.25 mg im kit, 3.75 mg im kit	6	Preferred	PA, C

Drug Name [Nombre del Medicamento]	Net Cost [Costo Neto]	Tier [Tier]	Reference Name [Nombre de Referencia]	Requirements/ Limits [Requerimientos /Límites]
LUPRON DEPOT-PED 11.25 mg im kit, 15 mg im kit, 7.5 mg im kit	8	Preferred		PA, C
LUPRON DEPOT 22.5 mg im kit, 30 mg im kit	9	Preferred		PA, C
LUPRON DEPOT-PED 11.25 mg (ped) im kit	9	Preferred		PA, C
LUPRON DEPOT-PED 30 mg (ped) im kit	10	Preferred		PA, C
leuprolide acetate 1 mg/ 0.2 ml inj kit	7	Non-preferred		PA
ZOLADEX 3.6 mg, 10.8 mg subcutaneous implant	7	Non-preferred		PA
Miscellaneous Antineoplastics [Antineoplásicos Misceláneos]
MATULANE 50 mg cap	10	Non-Preferred		PA
ACTIMMUNE 2000000 unit/0.5ml sc soln	25	Non-Preferred		PA
INTRON A 6000000 unit/ml, 10000000 unit, 18000000 unit, 50000000 unit		Non-Preferred		PA
Mitotic Inhibitors [Inhibidores Mitóticos]
etoposide 50 mg cap	4	Non-Preferred	VEPESID

• PA – Prior Authorization [Pre Autorización] • aPA – Administrative Prior Authorization [Pre Autorización  Administrativa] • QL – Quantity Limit [Límite de Cantidad] • ST – Step Therapy [Terapia Escalonada] • AL – Age  Limit [Límite de Edad] • Net Cost [Costo Neto] – Please refer to page 16 for monthly net cost range [Ver página 16 Página 3 de 53 para rangos de costo neto mensual] • P – Preferred Contracted Product [Producto Contratado Preferido] Revisado 5/18/2017

SALUD FÍSICA

DENTAL AND ORAL AGENTS [AGENTES DENTALES Y ORALES]
Antifungals [Antifungales]
clotrimazole 10 mg mouth/throat lozenge, 10 mg mouth/throat troche	1	Preferred	MYCELEX
nystatin 100000 unit/ml mouth/throat susp	1	Preferred	MYCOSTATIN
Oral Antiseptics [Antisépticos Orales]
chlorhexidine gluconate 0.12 % mouth/throat soln 1 Preferred PERIDEX
Xerostomia [Xerostomía]
pilocarpine 5 mg tab	3	Preferred	SALAGEN

Drug Name [Nombre del Medicamento]	Net Cost [Costo Neto]	Tier [Tier]	Reference Name [Nombre de Referencia]	Requirements/ Limits [Requerimientos /Límites]
DERMATOLOGICAL AGENTS [AGENTES DERMATOLÓGICOS]
Acne Antibiotics [Antibióticos para Acné]
sulfacetamide sodium sulfur 10-5 % external emulsion	1	Preferred	SULFACET R
clindamycin phosphate 1 % soln	2	Preferred	CLEOCIN T
erythromycin 2 % gel, 2 % soln	2	Preferred	ERYGEL
Acne Products [Productos para el Acné]
tretinoin 0.05 % crm,	2	Preferred	RETIN A	AL < 21 años
isotretinoin 10 mg cap, 20 mg cap, 30 mg cap	6	Preferred	Zenatane
Antihistamines [Antihistamínicos]
hydroxyzine hcl 10 mg tab, 10 mg/5ml soln, 10 mg/5ml syr, 25 mg tab, 50 mg tab	1	Preferred	ATARAX
Antipsoriatics [Antipsoriáticos]
methoxsalen 10 m cap		Preferred	Oxsoralen
Antiseborrheic Products [Productos Antiseborrea]
selenium sulfide 2.5 % lot	1	Preferred	SELSUN

• PA – Prior Authorization [Pre Autorización] • aPA – Administrative Prior Authorization [Pre Autorización  Administrativa] • QL – Quantity Limit [Límite de Cantidad] • ST – Step Therapy [Terapia Escalonada] • AL – Age  Limit [Límite de Edad] • Net Cost [Costo Neto] – Please refer to page 16 for monthly net cost range [Ver página 16 Página 32 de 53 para rangos de costo neto mensual] • P – Preferred Contracted Product [Producto Contratado Preferido] Revisado 5/18/2017

SALUD FÍSICA

nystatin 100000 unit/gm oint, crm	1	Preferred	MYCOSTATIN
Dermatological Skin Cancer Agents [Dermatológicos para Cáncer de la Piel]
fluorouracil 2 % soln, 5 % soln	3	Preferred	EFUDEX
fluorouracil 5 % crm	4	Non-Preferred	EFUDEX
Very High Potency Topical Glucocorticoids [Glucocorticoides Tópicos de Muy Alta Potencia]
betamethasone dipropionate aug 0.05 % crm	3	Non-Preferred	DIPROLENE
betamethasone dipropionate aug 0.05 % oint	4	Non-Preferred	DIPROLENE
High Potency Topical Glucocorticoids [Glucocorticoides Tópicos de Alta Potencia]
mometasone furoate 0.1 % oint, 0.1% crm, 0.1% soln	1	Preferred	ELOCON

Drug Name [Nombre del Medicamento]	Net Cost [Costo Neto]	Tier [Tier]	Reference Name [Nombre de Referencia]	Requirements/ Limits [Requerimientos /Límites]
Medium Potency Topical Glucocorticoids [Glucocorticoides Tópicos de Mediana Potencia]
triamcinolone acetonide 0.1 % crm, 0.1 % oint, 0.5 % crm, 0.5 % oint	1	Preferred	KENALOG
betamethasone valerate 0.1 % crm, 0.1 % lot, 0.1 % oint	1	Preferred	DIPROLENE
Low Potency Topical Glucocorticoids [Glucocorticoides Tópicos de Baja Potencia]
hydrocortisone 2.5 % crm, 2.5 % lot, 2.5 % oint	1	Preferred	HYDROCORTISONE
Pediculicides and Scabicides [Pediculicidas y Escabicidas]
permethrin 5 % crm	3	Preferred	ELIMITE	QL= 60 gm.
lindane 1 % lot	4	Non-Preferred	LINDANE	QL = 60 cc, 30días, ST
Topical Skin Antibiotics [Antibióticos Tópicos para la piel]
mupirocin 2 % oint	1	Preferred	BACTROBAN

• PA – Prior Authorization [Pre Autorización] • aPA – Administrative Prior Authorization [Pre Autorización  Administrativa] • QL – Quantity Limit [Límite de Cantidad] • ST – Step Therapy [Terapia Escalonada] • AL – Age  Limit [Límite de Edad] • Net Cost [Costo Neto] – Please refer to page 16 for monthly net cost range [Ver página 16 Página 33 de 53 para rangos de costo neto mensual] • P – Preferred Contracted Product [Producto Contratado Preferido] Revisado 5/18/2017

SALUD FÍSICA

silver sulfadiazine 1 % crm	1	Preferred	SILVADENE
metronidazole 0.75 % crm, 0.75 % gel, 0.75 % lot	4	Non-Preferred	METROLOTION
Topical Antifungals [Antifungales Tópicos]
clotrimazole 1 % crm	1	Preferred	LOTRIMIN	OTC (crm)
nystatin 100000 unit/gm oint, crm	1	Preferred	MYCOSTATIN
Topical Antipsoriatics [Antipsoriáticos Tópicos]
calcipotriene 0.005 % crm	6	Non-Preferred	DOVONEX
acitretin 10 mg cap, 17.5 mg cap, 25 mg cap	7	Non-Preferred	SORIATANE
DYSLIPIDEMICS [DISLIPIDÉMICOS]
Bile Acid Sequestrants [Secuestradores de Acidos Biliares]
cholestyramine 4 gm pckt, 4 gm/dose oral pwdr	3	Preferred	QUESTRAN
Fibric Acid Derivatives [Derivados de Ácido Fíbrico]
gemfibrozil 600 mg tab	1	Preferred	LOPID
HMG-CoA Reductase Inhibitors [Inhibidores de la Reductasa De HMG-CoA]
atorvastatin calcium 10 mg tab, 20 mg tab, 40 mg tab, 80 mg tab	1	Preferred	LIPITOR

Drug Name [Nombre del Medicamento]	Net Cost [Costo Neto]	Tier [Tier]	Reference Name [Nombre de Referencia]	Requirements/ Limits [Requerimientos /Límites]
pravastatin sodium 10 mg tab, 20 mg tab, 80 mg tab	1	Non-Preferred	PRAVACHOL
simvastatin 10 mg tab, 20 mg tab, 40 mg tab, 5 mg tab, 80 mg tab	1	Preferred	ZOCOR
pravastatin sodium 40 mg tab	2	Non-Preferred	PRAVACHOL
GASTROINTESTINAL AGENTS [AGENTESGASTROINTESTINALES]
Antispasmodics [Antiespasmódicos]
dicyclomine hcl 10 mg cap, 20 mg tab	1	Preferred	BENTYL

• PA – Prior Authorization [Pre Autorización] • aPA – Administrative Prior Authorization [Pre Autorización  Administrativa] • QL – Quantity Limit [Límite de Cantidad] • ST – Step Therapy [Terapia Escalonada] • AL – Age  Limit [Límite de Edad] • Net Cost [Costo Neto] – Please refer to page 16 for monthly net cost range [Ver página 16 Página 34 de 53 para rangos de costo neto mensual] • P – Preferred Contracted Product [Producto Contratado Preferido] Revisado 5/18/2017

SALUD FÍSICA

dicyclomine hcl 10 mg/5ml soln	2	Preferred	BENTYL
Anti-Ulcer Agents [Agentes Anti-Ulceras]
misoprostol 100 mcg tab, 200 mcg tab	1	Preferred	CYTOTEC
sucralfate 1 gm tab	1	Preferred	CARAFATE
1 gm/10ml susp	3	Non-Preferred
Digestive Enzymes [Enzimas Digestivas]
CREON 12000 unit cap dr prt, 6000 unit cap dr prt	3	Preferred		C
CREON 24000 unit cap dr prt, 36000 unit cap dr prt, 3000-9500 unit cap dr prt	5	Preferred		C
Histamine2 (H2) Receptor Antagonists [Antagonistas del Receptor de H2]
famotidine 20 mg tab, 40 mg tab	1	Preferred	PEPCID
ranitidine hcl 15 mg/ml syr, 150 mg/10ml syr, 300 mg tab, 75 mg/5ml syr	1	Preferred	ZANTAC
Miscellaneous Gastrointestinal Agents [Agentes Gastrointestinales Misceláneos]
ursodiol 300 mg cap	4	Preferred	ACTIGALL	PA
cromolyn sodium 100 mg/5ml oral conc	6	Non-Preferred	GASTROCROM	PA

Drug Name [Nombre del Medicamento]	Net Cost [Costo Neto]	Tier [Tier]	Reference Name [Nombre de Referencia]	Requirements/ Limits [Requerimientos /Límites]
Proton Pump Inhibitors [Inhibidores de la Bomba de Protones]
omeprazole 10 mg cap dr, 20 mg cap dr,40 mg cap dr	1	Preferred	PRILOSEC	QL=180 caps/ 365 días
Rectal Anti-Inflammatories [Anti-Inflamatorios Rectales]
hydrocortisone ace pramoxine 1-1 % rect crm, 2.5-1 % rect crm	2	Preferred	ANALPRAM-HC

• PA – Prior Authorization [Pre Autorización] • aPA – Administrative Prior Authorization [Pre Autorización  Administrativa] • QL – Quantity Limit [Límite de Cantidad] • ST – Step Therapy [Terapia Escalonada] • AL – Age  Limit [Límite de Edad] • Net Cost [Costo Neto] – Please refer to page 16 for monthly net cost range [Ver página 16 Página 35 de 53 para rangos de costo neto mensual] • P – Preferred Contracted Product [Producto Contratado Preferido] Revisado 5/18/2017

SALUD FÍSICA

GENITOURINARY AGENTS [AGENTES GENITOURINARIOS]
Miscellaneous Genitourinary Agents [Agentes Genitourinarios Misceláneos]
phenazopyridine hcl 100 mg tab, 200 mg tab	1	Preferred	PYRIDIUM	QL= 6 tab.
Phosphate Binder Agents [Enlazadores de Fosfato]
RENVELA 0.8 gm pckt	8	Preferred		PA, C
RENVELA 2.4 gm pckt, 800 mg tab	8	Preferred		PA, C
calcium acetate 667 mg cap.	3	Non-Preferred	PHOSLO
Urinary Antibiotics [Antibióticos Urinarios]
ur n -c 81.6 mg tab	1	Preferred	URIN D/S
URETRON D/S tab	1	Preferred
URIMAR-T 120 mg tab	1	Preferred
urin ds tab	1	Preferred	URIN D/S
Urinary Antispasmodics [Antiespasmódicos Urinarios]
oxybutynin chloride 5 mg tab, 5 mg/5ml syr	1	Preferred	DITROPAN
HEMATOLOGICAL AGENTS [AGENTES HEMATOLÓGICOS]
Antihemophilic Products [Productos Antithemofílicos]
ADVATE 250 unit iv soln, 500 unit iv soln, 1000 unit iv soln, 1500 unit iv soln, 2000 unit iv soln, 3000 unit iv soln, 4000 unit iv soln	25	Preferred		PA, C

Drug Name [Nombre del Medicamento]	Net Cost [Costo Neto]	Tier [Tier]	Reference Name [Nombre de Referencia]	Requirements/ Limits [Requerimientos /Límites]
ALPHANATE/VWF COMPLEX/HUMAN 250 unit iv soln, 500 unit iv soln, 1000 unit iv soln, 1500 unit iv soln, 2000 unit iv soln	25	Non-Preferred		PA

• PA – Prior Authorization [Pre Autorización] • aPA – Administrative Prior Authorization [Pre Autorización  Administrativa] • QL – Quantity Limit [Límite de Cantidad] • ST – Step Therapy [Terapia Escalonada] • AL – Age  Limit [Límite de Edad] • Net Cost [Costo Neto] – Please refer to page 16 for monthly net cost range [Ver página 16 Página 36 de  53 para rangos de costo neto mensual] • P – Preferred Contracted Product [Producto Contratado Preferido] Revisado 5/18/2017

SALUD FÍSICA

KOGENATE FS 1000 unit intravenous kit, 2000 unit intravenous kit, 250 unit intravenous kit, 3000 unit intravenous kit, 500 unit intravenous kit	25	Preferred		PA, C
KOGENATE FS BIO-SET 1000 unit intravenous kit, 2000 unit intravenous kit, 250 unit intravenous kit, 3000 unit intravenous kit, 500 unit intravenous kit	25	Preferred		PA, C
BENEFIX 250 unit intravenous kit, 500 unit intravenous kit, 1000 unit intravenous kit, 2000 unit intravenous kit, 3000 unit intravenous kit	25	Preferred		PA, C
ANTIINHIBITOR COAGULANT COMPLEX for inj	25	Non-Preferred		PA
ANTIHEMOPHILIC FACTOR VIII for inj.	25	Non-Preferred		PA
Hemostatics [Hemostáticos]
tranexamic acid 650 mg tab, 1000 mg/ ml IV soln	4	Non-Preferred	LYSTEDA	PA
AMICAR 500 mg tab, 0.25 gm/ml oral soln	5	Non-Preferred		PA
AMICAR 0.25 gm/ml oral soln	8	Non-Preferred		PA
tranexamic acid 100 mg/ml IV soln		Non-Preferred	CYKLOKAPRON	PA

• PA – Prior Authorization [Pre Autorización] • aPA – Administrative Prior Authorization [Pre Autorización  Administrativa] • QL – Quantity Limit [Límite de Cantidad] • ST – Step Therapy [Terapia Escalonada] • AL – Age  Limit [Límite de Edad] • Net Cost [Costo Neto] – Please refer to page 16 for monthly net cost range [Ver página 16 Página 37 de  53 para rangos de costo neto mensual] • P – Preferred Contracted Product [Producto Contratado Preferido] Revisado 5/18/2017

SALUD FÍSICA

Drug Name [Nombre del Medicamento]	Net Cost [Costo Neto]	Tier [Tier]	Reference Name [Nombre de Referencia]	Requirements/ Limits [Requerimientos /Límites]
HORMONAL AGENTS [AGENTES HORMONALES]
Androgens [Andrógenos]
testosterone cypionate 100 mg/ml im soln, 200 mg/ml im soln	2	Preferred	DEPO- TESTOSTERONE
Antithyroid Agents [Agentes Antitiroide]
methimazole 10 mg tab, 5 mg tab	1	Preferred	TAPAZOLE
propylthiouracil 50 mg tab	2	Preferred	PROPYLTHIOURACIL
Calcimimetics [Calcimiméticos]
SENSIPAR 30 mg tab	7	Preferred		PA, C
SENSIPAR 60 mg tab	9	Preferred		PA, C
SENSIPAR 90 mg tab	10	Preferred		PA, C
Dopamine Agonists [Agonistas de Dopamina]
bromocriptine mesylate 2.5 mg tab	3	Preferred	PARLODEL
cabergoline 0.5 mg tab	3	Preferred	DOSTINEX
Dysmenorrhea Agents [Agentes para la Dismenorrea]
medroxyprogesterone acetate 10 mg tab, 2.5 mg tab, 5 mg tab	1	Preferred	PROVERA
alyacen 1/35 1-35 mg-mcg tab	2	Preferred	ARANELLE	PA
CRYSELLE-28 0.3-30 mgmcg tab	2	Preferred		PA
LOW-OGESTREL 0.3-30 mg-mcg tab	2	Preferred		PA
medroxyprogesterone acetate 150mg/ml susp	5	Preferred	DEPO-PROVERA	PA
Estrogens [Estrógenos]
estradiol 0.5 mg tab, 1 mg tab, 2 mg tab	1	Preferred	ESTRACE
estropipate 0.75 mg tab, 1.5 mg tab	1	Preferred	ESTROPIPATE
estropipate 3 mg tab	2	Preferred	ESTROPIPATE

• PA – Prior Authorization [Pre Autorización] • aPA – Administrative Prior Authorization [Pre Autorización  Administrativa] • QL – Quantity Limit [Límite de Cantidad] • ST – Step Therapy [Terapia Escalonada] • AL – Age  Limit [Límite de Edad] • Net Cost [Costo Neto] – Please refer to page 16 for monthly net cost range [Ver página 16 Página 38 de  53 para rangos de costo neto mensual] • P – Preferred Contracted Product [Producto Contratado Preferido] Revisado 5/18/2017

SALUD FÍSICA

Drug Name [Nombre del Medicamento]	Net Cost [Costo Neto]	Tier [Tier]	Reference Name [Nombre de Referencia]	Requirements/ Limits [Requerimientos /Límites]
Estrogens and Progestins [Estrógenos y Progestinas]
estradiol -norethindrone acet 1-0.5 mg tab	4	Non-Preferred	ACTIVELLA
Growth Hormones Analogs [Análogos de Hormona de Crecimiento]
NORDITROPIN FLEXPRO 5 mg/1.5ml sc soln	5	Preferred		PA, C
NORDITROPIN FLEXPRO 30 mg/3ml sc soln	8	Preferred		PA, C
NORDITROPIN NORDIFLEX 30 mg/3ml sc soln	9	Preferred		PA, C
NORDITROPIN FLEXPRO 10 mg/1.5ml sc soln, 15 mg/1.5ml sc soln	8	Preferred		PA, C
Mineralocorticoids [Mineralocorticoides]
fludrocortisone acetate 0.1 mg tab	1	Preferred	FLORINEF
Prostaglandins [Prostaglandinas]
misoprostol 100 mcg tab, 200 mcg tab	1	Preferred	CYTOTEC
Somatostatic Analogs [Análogos de Somastatina]
octreotide acetate 50 mcg/ml inj soln	3	Preferred	SANDOSTATIN	PA
octreotide acetate 100 mcg/ml inj soln, 1000 mcg/5ml inj soln, 200 mcg/ml inj soln, 500 mcg/ml inj soln	6	Preferred	SANDOSTATIN	PA
octreotide acetate 1000 mcg/ml inj soln	8	Preferred	SANDOSTATIN	PA
SANDOSTATIN LAR DEPOT 10 mg im kit	11	Non-Preferred		PA
SANDOSTATIN LAR DEPOT 30 mg im kit	14	Non-Preferred		PA
SANDOSTATIN LAR DEPOT 20 mg im kit	16	Non-Preferred		PA

• PA – Prior Authorization [Pre Autorización] • aPA – Administrative Prior Authorization [Pre Autorización  Administrativa] • QL – Quantity Limit [Límite de Cantidad] • ST – Step Therapy [Terapia Escalonada] • AL – Age  Limit [Límite de Edad] • Net Cost [Costo Neto] – Please refer to page 16 for monthly net cost range [Ver página 16 Página 39 de 53 para rangos de costo neto mensual] • P – Preferred Contracted Product [Producto Contratado Preferido] Revisado 5/18/2017

SALUD FÍSICA

Drug Name [Nombre del Medicamento]	Net Cost [Costo Neto]	Tier [Tier]	Reference Name [Nombre de Referencia]	Requirements/ Limits [Requerimientos /Límites]
Thyroid Hormones [Hormona Tiroidea]
levothyroxine sodium 100 mcg tab, 112 mcg tab, 125 mcg tab, 137 mcg tab, 150 mcg tab, 175 mcg tab, 200 mcg tab, 25 mcg tab, 300 mcg tab, 50 mcg tab, 75 mcg tab, 88 mcg tab	1	Preferred	SYNTHROID
SYNTHROID 100 mcg tab, 112 mcg tab, 125 mcg tab, 137 mcg tab, 150 mcg tab, 175 mcg tab, 200 mcg tab, 25 mcg tab, 300 mcg tab, 50 mcg tab, 75 mcg tab, 88 mcg tab	1	Preferred		C
Vasopressin Analogs [Análogos de Vasopresina]
desmopressin acetate 4 mcg/ml inj soln	2	Non-Preferred	DDAVP
desmopressin acetate 0.2 mg tab	3	Non-Preferred	DDAVP
desmopressin ace rhinal tube 0.01 % nasal soln	4	Non-Preferred	DDAVP
desmopressin ace spray refrig 0.01 % nasal soln	4	Non-Preferred	DDAVP
desmopressin acetate 0.1 mg tab	4	Non-Preferred	DDAVP
desmopressin acetate spray 0.01 % nasal soln	4	Non-Preferred	DDAVP
STIMATE 1.5 mg/ml nasal soln	7	Non-Preferred

• PA – Prior Authorization [Pre Autorización] • aPA – Administrative Prior Authorization [Pre Autorización  Administrativa] • QL – Quantity Limit [Límite de Cantidad] • ST – Step Therapy [Terapia Escalonada] • AL – Age  Limit [Límite de Edad] • Net Cost [Costo Neto] – Please refer to page 16 for monthly net cost range [Ver página 16 Página 40 de 53 para rangos de costo neto mensual] • P – Preferred Contracted Product [Producto Contratado Preferido] Revisado 5/18/2017

SALUD FÍSICA

IMMUNOLOGICAL AGENTS [AGENTES INMUNOLÓGICOS]
Immunomodulators (TNF and Non-TNF) [Inmunomoduladores (TNF y No-TNF)]
ENBREL 25 mg sc kit, 25mg/0.5ml sc sol	9	Preferred	PA, C
ENBREL 50mg/ml sc soldermat	9	Preferred	PA, C

Drug Name [Nombre del Medicamento]	Net Cost [Costo Neto]	Tier [Tier]	Reference Name [Nombre de Referencia]	Requirements/ Limits [Requerimientos /Límites]
HUMIRA 10 mg/0.2ml sc kit, 20 mg/0.4ml sc kit, 40 mg/0.8ml sc kit	9	Preferred		PA, C
REMICADE 100 mg iv soln	16	Preferred		PA, C
IMMUNOSUPPRESSANTS [IMMUNOSUPRESORES]
Organ Transplant Agents
cyclosporine modified 25 mg cap, 50 mg cap	3	Preferred	NEORAL	aPA
cyclosporine modified 25 mg cap, 50 mg cap	3	Preferred	NEORAL	aPA
NEORAL 25 mg cap	4	Preferred		aPA, C
cyclosporine 25 mg cap	4	Preferred	SANDIMMUNE	aPA
cyclosporine modified 100 mg cap, 100 mg/ml soln	4	Preferred	NEORAL	aPA
cyclosporine 100 mg cap	5	Preferred	SANDIMMUNE	aPA
cyclosporine modified 100 mg cap	5	Preferred	NEORAL	aPA
NEORAL 100 mg cap	5	Preferred		aPA, C
cyclosporine 100 mg cap, 25 mg cap	6	Preferred	SANDIMMUNE	aPA
SANDIMMUNE 100 mg cap, 100 mg/ml soln, 25 mg cap	6	Preferred		aPA, C
cyclosporine modified 100 mg/ml soln	7	Preferred	NEORAL	aPA
NEORAL 100 mg/ml soln	8	Preferred		aPA, C

• PA – Prior Authorization [Pre Autorización] • aPA – Administrative Prior Authorization [Pre Autorización  Administrativa] • QL – Quantity Limit [Límite de Cantidad] • ST – Step Therapy [Terapia Escalonada] • AL – Age  Limit [Límite de Edad] • Net Cost [Costo Neto] – Please refer to page 16 for monthly net cost range [Ver página 16 Página 4 de 53 para rangos de costo neto mensual] • P – Preferred Contracted Product [Producto Contratado Preferido] Revisado 5/18/2017

SALUD FÍSICA

Glucocorticosteroids [Glucocorticoides]
dexamethasone 0.5 mg tab, 0.5 mg/5ml oral elix, 0.5 mg/5ml soln, 0.75 mg tab, 1 mg tab, 1.5 mg tab, 2 mg tab, 4 mg tab, 6 mg tab	1	Preferred	DECADRON
dexamethasone sodium phosphate 120 mg/30ml inj soln, 20 mg/5ml inj soln, 4 mg/ml inj soln	1	Preferred	DECADRON	OB-GYN

• PA – Prior Authorization [Pre Autorización] • aPA – Administrative Prior Authorization [Pre Autorización  Administrativa] • QL – Quantity Limit [Límite de Cantidad] • ST – Step Therapy [Terapia Escalonada] • AL – Age  Limit [Límite de Edad] • Net Cost [Costo Neto] – Please refer to page 16 for monthly net cost range [Ver página 16 Página 42 de 53 para rangos de costo neto mensual] • P – Preferred Contracted Product [Producto Contratado Preferido] Revisado 5/18/2017

SALUD FÍSICA

Drug Name [Nombre del Medicamento]	Net Cost [Costo Neto]	Tier [Tier]	Reference Name [Nombre de Referencia]	Requirements/ Limits [Requerimientos /Límites]
KENALOG 10 mg/ml inj susp	1	Preferred
MEDROL 2 mg tab	1	Preferred
methylprednisolone 32 mg tab, 4 mg tab	1	Preferred	MEDROL
methylprednisolone (pak) 4 mg tab	1	Preferred	MEDROL
prednisolone 15 mg/5ml soln, 15 mg/5ml syr	1	Preferred	PRELONE
prednisone 1 mg tab, 10 mg tab, 2.5 mg tab, 20 mg tab, 5 mg tab, 50 mg tab	1	Preferred	DELTASONE
prednisone (pak) 10 mg tab, 5 mg tab	1	Preferred	DELTASONE
hydrocortisone 10 mg tab, 20 mg tab, 5 mg tab	2	Preferred	CORTEF
methylprednisolone 16 mg tab, 8 mg tab	2	Preferred	MEDROL
cortisone acetate 25 mg tab	3	Non-Preferred	CORTISONE
KENALOG 40 mg/ml inj susp	5	Non-Preferred
betamethasone sod phos & acet 6 mg/ml inj susp	2	Preferred	CELESTONE SOLUSPAN	OB-GYN
Organ Transplant Agents [Agentes para Trasplantes]
azathioprine 50 mg tab	1	Preferred	IMURAN
AZASAN 75 mg, 100 mg		Non-Preferred
mycophenolate mofetil 200 mg/ml susp, 250 mg cap, 500 mg tab	2	Preferred	CELLCEPT	aPA
tacrolimus 0.5 mg cap	3	Non-Preferred	PROGRAF	aPA
MYFORTIC 180 mg tab dr	4	Preferred		aPA, C
tacrolimus 1 mg cap	4	Non-Preferred	PROGRAF	aPA
sirolimus 0.5 mg tab, 1 mg tab, 2 mg tab	5	Non-Preferred	RAPAMUNE	aPA
MYFORTIC 360 mg tab dr	6	Preferred		aPA, C
tacrolimus 5 mg cap	6	Non-Preferred	PROGRAF	aPA
RAPAMUNE 1 mg/ml soln	8	Non-Preferred		aPA

• PA – Prior Authorization [Pre Autorización] • aPA – Administrative Prior Authorization [Pre Autorización  Administrativa] • QL – Quantity Limit [Límite de Cantidad] • ST – Step Therapy [Terapia Escalonada] • AL – Age  Limit [Límite de Edad] • Net Cost [Costo Neto] – Please refer to page 16 for monthly net cost range [Ver página 16 Página 43 de 53 para rangos de costo neto mensual] • P – Preferred Contracted Product [Producto Contratado Preferido] Revisado 5/18/2017

SALUD FÍSICA

Drug Name [Nombre del Medicamento]	Net Cost [Costo Neto]	Tier [Tier]	Reference Name [Nombre de Referencia]	Requirements/ Limits [Requerimientos /Límites]
INFLAMMATORY BOWEL DISEASE [ENFERMEDAD INFLAMATORIA INTESTINAL]
Aminosalicylates [Aminosalicilatos]
mesalamine rectal enema 4 gm	4	Preferred	ROWASA
DELZICOL 400 mg cap dr	5	Preferred		C
ASACOL HD 800 mg tab dr	6	Preferred		C
Immunomodulators (TNF and Non-TNF) [Inmunomoduladores (TNF y No-TNF)]
ENBREL 25 mg sc kit, 25mg/0.5ml sc sol	8	Preferred		PA, C
ENBREL 50mg/ml sc sol	9	Preferred		PA, C
HUMIRA 10 mg/0.2 ml sc kit, 20 mg/0.4ml sc kit, 40 mg/0.8ml sc kit	11	Preferred		PA, C
HUMIRA PEDIATRIC CROHNS START 40 mg/0.8ml sc kit	11	Preferred		PA, C
HUMIRA PEN 40 mg/0.8ml sc kit	11	Preferred		PA, C
HUMIRA PEN-CROHNS STARTER 40 mg/0.8ml sc kit	11	Preferred		PA, C
HUMIRA PEN-PSORIASIS STARTER 40 mg/0.8ml sc kit	11	Preferred		PA, C
REMICADE 100 mg iv soln	13	Preferred		PA, C

• PA – Prior Authorization [Pre Autorización] • aPA – Administrative Prior Authorization [Pre Autorización  Administrativa] • QL – Quantity Limit [Límite de Cantidad] • ST – Step Therapy [Terapia Escalonada] • AL – Age  Limit [Límite de Edad] • Net Cost [Costo Neto] – Please refer to page 16 for monthly net cost range [Ver página 16 Página 44 de 53 para rangos de costo neto mensual] • P – Preferred Contracted Product [Producto Contratado Preferido] Revisado 5/18/2017

SALUD FÍSICA

Intrarectal Low Potency Glucocorticoids [Glucocorticoides Intrarectales de Baja Potencia]
hydrocortisone 100 mg/60ml rect enema	2	Preferred	COLOCORT
Sulfonamides [Sulfonamidas]
sulfasalazine 500 mg tab, 500 mg tab dr	1	Preferred	AZULFIDINE
MINERALS & ELECTROLYTES [MINERALES Y ELECTROLITOS]
Calcium Regulating Agents [Agentes Reguladores de Calcio]
calcitriol 0.25 mcg cap	1	Preferred	ROCALTROL
calcitriol 0.5 mcg cap	2	Preferred	ROCALTROL

Drug Name [Nombre del Medicamento]	Net Cost [Costo Neto]	Tier [Tier]	Reference Name [Nombre de Referencia]	Requirements/ Limits [Requerimientos /Límites]
Carnitine Deficiency [Deficiencia de Carnitina]
levocarnitine 1 gm/10ml soln, 330 mg tab	3	Preferred	CARNITOR
Chelating Agents [Agentes Quelantes]
DEPEN TITRATABS 250 mg tab	25	Preferred		PA
Electrolytes/Minerals Replacement [Reemplazo de Electrolitos/Minerales]
potassium chloride 20 meq/15ml (10%) oral liquid, 20 meq/15ml (10%) soln	1	Preferred	KAY-CIEL
potassium chloride crys er 10 meq tab er, 20 meq tab er	1	Preferred	KLOR-CON
potassium chloride er 10 meq cap er, 8 meq cap er	2	Preferred	MICRO-K
potassium chloride 40 meq/15ml (20%) oral solution	4	Preferred	KAON CL
Potassium Removing Resins [Resinas Removedoras de Potasio]
sodium polystyrene sulfonate 15 gm/60ml susp	3	Preferred	KAYEXALATE

• PA – Prior Authorization [Pre Autorización] • aPA – Administrative Prior Authorization [Pre Autorización  Administrativa] • QL – Quantity Limit [Límite de Cantidad] • ST – Step Therapy [Terapia Escalonada] • AL – Age  Limit [Límite de Edad] • Net Cost [Costo Neto] – Please refer to page 16 for monthly net cost range [Ver página 16 Página 45 de 53 para rangos de costo neto mensual] • P – Preferred Contracted Product [Producto Contratado Preferido] Revisado 5/18/2017

SALUD FÍSICA

Prenatal Vitamins [Vitaminas Prenatales]
classic prenatal 28-0.8 mg tab	1	Preferred	PRENATAL VITAMINS	OB-GYN
prenatal 27-0.8 mg tab, 271 mg tab, 28-0.8 mg tab	1	Preferred	PREPLUS	OB-GYN
prenatal 19 tab chew, tab, 29-1 mg tab chew, 29-1 mg tab	1	Preferred	PRENATAL VITAMINS	OB-GYN
prenatal formula 28-0.8 mg tab	1	Preferred	PRENATAL VITAMINS	OB-GYN
prenatal low iron 27-0.8 mg tab, 27-1 mg tab	1	Preferred	PREPLUS	OB-GYN
prenatal plus iron 29-1 mg tab	1	Preferred	PRENATABS	OB-GYN
prenatal vitamins 0.8 mg tab, 28-0.8 mg tab	1	Preferred	PRENATAL VITAMINS	OB-GYN

Drug Name [Nombre del Medicamento]	Net Cost [Costo Neto]	Tier [Tier]	Reference Name [Nombre de Referencia]	Requirements/ Limits [Requerimientos /Límites]
Vitamin K [Vitamina K]
MEPHYTOIN 5 mg tab	6	Non-Preferred
MUSCLE RELAXANTS [RELAJANTES MUSCULARES]
Antispasticity Agents [Agentes Antiespasticidad]
baclofen 10 mg tab, 20 mg tab	1	Preferred	LIORESAL
dantrolene sodium 25 mg cap, 50 mg cap	2	Preferred	DANTRIUM
dantrolene sodium 100 mg cap	3	Preferred	DANTRIUM
Skeletal Muscle Relaxants [Relajantes Musculoesqueletales]
cyclobenzaprine hcl 10 mg tab	1	Preferred	FLEXERIL
NASAL AGENTS [AGENTES NASALES]
Nasal Anticholinergics [Anticolinérgicos Nasales]
ipratropium bromide 0.03 % nasal soln	2	Non-Preferred	ATROVENT
Nasal Mast Cell Stabilizers [Estabilizadores Nasales de Mastocitos]
cromolyn sodium 5.2 mg/act nasal aerosol sol	1	Preferred	NASALCROM

• PA – Prior Authorization [Pre Autorización] • aPA – Administrative Prior Authorization [Pre Autorización  Administrativa] • QL – Quantity Limit [Límite de Cantidad] • ST – Step Therapy [Terapia Escalonada] • AL – Age  Limit [Límite de Edad] • Net Cost [Costo Neto] – Please refer to page 16 for monthly net cost range [Ver página 16 Página 46 de 53 para rangos de costo neto mensual] • P – Preferred Contracted Product [Producto Contratado Preferido] Revisado 5/18/2017

SALUD FÍSICA

Nasal Steroids [Esteroides Nasales]
fluticasone propionate 50 mcg/act nasal susp	1	Preferred	FLONASE	QL = 1 pompa / 30 días
OPHTHALMIC AGENTS [AGENTES OFTÁLMICOS]
Antiglaucoma Agents [Agentes Antiglaucoma]
brimonidine tartrate 0.2 % ophth soln	1	Preferred	ALPHAGAN
dorzolamide hcl 2 % ophth soln	1	Preferred	TRUSOPT
levobunolol hcl 0.25 % ophth soln, 0.5 % ophth soln	1	Preferred	BETAGAN
timolol maleate 0.25 % ophth soln, 0.5 % ophth soln	1	Preferred	TIMOPTIC
dorzolamide hcl-timolol mal ophth sol 22.3-6.8 mg/ml	1	Preferred	COSOPT

Drug Name [Nombre del Medicamento]	Net Cost [Costo Neto]	Tier [Tier]	Reference Name [Nombre de Referencia]	Requirements/ Limits [Requerimientos /Límites]
betaxolol hcl 0.5 % ophth soln	2	Non-Preferred	BETOPTIC
Miotics [Mióticos]
pilocarpine hcl 1 % ophth soln, 2 % ophth soln, 4 % ophth soln	3	Preferred	ISOPTOCARPINE
Mydriatics [Midriáticos]
atropine sulfate 1 % ophth oint, 1 % ophth soln	1	Preferred	ISO-ATROPINE
Nonsteroidal Anti-Inflammatory Agents (NSAIDs) [Anti-Inflamatorios No Esteroidales]
diclofenac sodium 0.1 % ophth soln	1	Preferred	VOLTAREN	QL = max 30 días / 365 días
ketorolac tromethamine 0.5 % ophth soln	1	Preferred	ACULAR	QL = max 30 días / 365 días

• PA – Prior Authorization [Pre Autorización] • aPA – Administrative Prior Authorization [Pre Autorización  Administrativa] • QL – Quantity Limit [Límite de Cantidad] • ST – Step Therapy [Terapia Escalonada] • AL – Age  Limit [Límite de Edad] • Net Cost [Costo Neto] – Please refer to page 16 for monthly net cost range [Ver página 16 Página 47 de 53 para rangos de costo neto mensual] • P – Preferred Contracted Product [Producto Contratado Preferido] Revisado 5/18/2017

SALUD FÍSICA

Ophthalmic Antibiotics [Antibióticos Oftálmicos]
ciprofloxacin hcl 0.3 % ophth soln	1	Preferred	CILOXAN
gentamicin sulfate 0.3 % ophth oint, 0.3 % ophth soln	1	Preferred	GARAMYCIN
ofloxacin 0.3 % ophth soln	1	Preferred	OCUFLOX
polymyxin b-trimethoprim 10000-0.1 unit/ml-% ophth soln	1	Preferred	POLYTRIM
tobramycin 0.3 % ophth soln	1	Preferred	TOBREX
bacitracin 500 unit/gm ophth oint	3	Non-Preferred	BACITRACIN
Ophthalmic Antivirals [Antivirales Oftálmicos]
trifluridine 1 % ophth soln	4	Non-Preferred	VIROPTIC	PA
Ophthalmic Prostaglandins [Prostaglandinas Oftálmicas]
latanoprost 0.005 % ophth soln	1	Preferred	XALATAN

Drug Name [Nombre del Medicamento]	Net Cost [Costo Neto]	Tier [Tier]	Reference Name [Nombre de Referencia]	Requirements/ Limits [Requerimientos /Límites]
Ophthalmic Steroids [Esteroides Oftálmicos]
neomycin -polymyxindexamethasone 3.5- 10000-0.1 ophth oint, 3.5- 10000-0.1 ophth susp	1	Preferred	MAXITROL
prednisolone acetate 1 % ophth susp	2	Preferred	PRED FORTE
prednisolone sodium phosphate 1 % ophth soln	2	Preferred	INFLAMASE
fluorometholone 0.1 % ophth susp	3	Preferred	FML LIQUIFILM

• PA – Prior Authorization [Pre Autorización] • aPA – Administrative Prior Authorization [Pre Autorización  Administrativa] • QL – Quantity Limit [Límite de Cantidad] • ST – Step Therapy [Terapia Escalonada] • AL – Age  Limit [Límite de Edad] • Net Cost [Costo Neto] – Please refer to page 16 for monthly net cost range [Ver página 16 Página 48 de 53 para rangos de costo neto mensual] • P – Preferred Contracted Product [Producto Contratado Preferido] Revisado 5/18/2017

SALUD FÍSICA

OTIC AGENTS [AGENTES OTICOS]
Miscellaneous Otic Agents [Agentes Oticos Misceláneos]
acetic acid 2 % otic soln	2	Preferred	VOSOL
Otic Antibiotics [Antibióticos Oticos]
neomycin -polymyxin-hc 1 % otic soln, 3.5-10000-1 otic soln, 3.5-10000-1 otic susp	2	Preferred	CORTISPORIN
cipro hc 0.2-1 % otic susp	1	Preferred
RESPIRATORY AGENTS [AGENTES RESPIRATORIOS]
Anticholinergic Bronchodilators [Broncodilatadores Anticolinérgicos]
ipratropium bromide 0.02 % inh soln	1	Preferred	ATROVENT
Antileukotrienes [Antileukotrienos]
montelukast sodium 10 mg tab, 4 mg tab chew, 5 mg tab chew	1	Preferred	SINGULAIR
Antitussive-Expectorant [Expectorantes Antitusivos]
benzonatate 100 mg cap	1	Preferred	TESSALON
guaifenesin-codeine 10010 mg/5ml soln	1	Preferred	CHERATUSSIN
Bronchiolitis Agents [Agentes para Bronquiolitis]
SYNAGIS 50 mg/0.5ml im soln	9	Preferred		PA, C
SYNAGIS 100 mg/ml im soln	11	Preferred		PA, C

Drug Name [Nombre del Medicamento]	Net Cost [Costo Neto]	Tier [Tier]	Reference Name [Nombre de Referencia]	Requirements/ Limits [Requerimientos /Límites]
Inhaled Corticosteroids [Corticosteroides Inhalados]
FLOVENT DISKUS 100 mcg/blist inh aer pwdr, 250 mcg/blist inh aer pwdr, 50 mcg/blist inh aer pwdr	3	Preferred		QL = 1 pompa / 30 días, C

• PA – Prior Authorization [Pre Autorización] • aPA – Administrative Prior Authorization [Pre Autorización  Administrativa] • QL – Quantity Limit [Límite de Cantidad] • ST – Step Therapy [Terapia Escalonada] • AL – Age  Limit [Límite de Edad] • Net Cost [Costo Neto] – Please refer to page 16 for monthly net cost range [Ver página 16 Página 49 de 53 para rangos de costo neto mensual] • P – Preferred Contracted Product [Producto Contratado Preferido] Revisado 5/18/2017

SALUD FÍSICA

FLOVENT HFA 110 mcg/act inh aer, 44 mcg/act inh aer	3	Preferred		QL = 1 pompa / 30 días, C
ADVAIR DISKUS 100-50 mcg/dose inh aer pwdr, 250-50 mcg/dose inh aer pwdr	4	Preferred		QL= 1 pompa / 30 días, ST, C
ADVAIR HFA 115-21 mcg/act inh aer, 45-21 mcg/act inh aer	4	Preferred		QL= 1 pompa / 30 días, ST, C
budesonide 0.25 mg/2ml inh susp, 0.5 mg/2ml inh susp	4	Non-Preferred	PULMICORT	AL ≤ 12 años
budesonide 1mg/2ml inh susp	8	Non-Preferred	PULMICORT	AL ≤ 12 años
FLOVENT HFA 220 mcg/act inh aer	4	Preferred		QL= 1 pompa / 30 días, C
ADVAIR DISKUS 500-50 mcg/dose inh aer pwdr	5	Preferred		QL= 1 pompa / 30 días, ST, C
ADVAIR HFA 230-21 mcg/act inh aer	5	Preferred		QL= 1 pompa / 30 días, ST, C
Nonsedating Histamine1 Blocking Agents [Bloqueadores de Histamina1 No-Sedantes]
cetirizine HCl oral soln 1 MG/ML (5 MG/5ML)	1	Preferred	ZYRTEC	OTC
loratadine 5 mg/5ml soln, 5 mg/5ml syr	1	Preferred	CLARITIN	OTC
loratadine 10 mg tab	1	Preferred	CLARITIN	OTC
Phosphodiesterase Inhibitors [Inhibidores de la Fosfodiesterasa]
theophylline er 100 mg tab er 12 hr, 200 mg tab er 12 hr, 300 mg tab er 12 hr, 450 mg tab er 12 hr	1	Preferred	THEO-DUR

• PA – Prior Authorization [Pre Autorización] • aPA – Administrative Prior Authorization [Pre Autorización  Administrativa] • QL – Quantity Limit [Límite de Cantidad] • ST – Step Therapy [Terapia Escalonada] • AL – Age  Limit [Límite de Edad] • Net Cost [Costo Neto] – Please refer to page 16 for monthly net cost range [Ver página 16 Página 50 de 53 para rangos de costo neto mensual] • P – Preferred Contracted Product [Producto Contratado Preferido] Revisado 5/18/2017

SALUD FÍSICA

Drug Name [Nombre del Medicamento]	Net Cost [Costo Neto]	Tier [Tier]	Reference Name [Nombre de Referencia]	Requirements/ Limits [Requerimientos /Límites]
Sympathomimetic Bronchodilators [Broncodilatadores Simpatomiméticos]
albuterol sulfate (2.5 mg/3ml) 0.083% inh neb soln, (5 mg/ml) 0.5% inh neb soln, 2 mg/5ml syr	1	Preferred	ALBUTEROL
terbutaline sulfate 2.5 mg tab, 5 mg tab	1	Preferred	BRETHINE
VENTOLIN HFA 108 (90 base) mcg/act inh aer	2	Preferred		QL = 1 pompa / 30 días, C
RHEUMATOID ARTHRITIS AGENTS [AGENTES PARA ARTRITIS REUMATOIDE]
Immunomodulators (TNF And Non-TNF) [Inmunomoduladores (TNF Y No-TNF)]
ENBREL 25 mg sc kit, 25mg/0.5ml sc sol	8	Preferred		PA, C
ENBREL 50mg/ml sc sol	9	Preferred		PA, C
ORENCIA 125 mg/ml subcutaneous solution prefilled syringe, 125 mg/ml ClickJect sc sol Autoinjector	10	Preferred		PA, C
HUMIRA 10 mg/ 0.2ml sc kit, 20 mg/0.4ml sc kit, 40 mg/0.8ml sc kit	11	Preferred		PA, C
REMICADE 100 mg iv soln	13	Preferred		PA, C
Non-Biologic Agents [Agentes No-Biológicos]
methotrexate 2.5 mg tab	2	Preferred	METHOTREXATE
leflunomide 10 mg tab, 20 mg tab	4	Non-Preferred	ARAVA	PA
DEPEN TITRATABS 250 mg tab	25	Preferred		PA

• PA – Prior Authorization [Pre Autorización] • aPA – Administrative Prior Authorization [Pre Autorización  Administrativa] • QL – Quantity Limit [Límite de Cantidad] • ST – Step Therapy [Terapia Escalonada] • AL – Age  Limit [Límite de Edad] • Net Cost [Costo Neto] – Please refer to page 16 for monthly net cost range [Ver página 16 Página 51 de 53 para rangos de costo neto mensual] • P – Preferred Contracted Product [Producto Contratado Preferido] Revisado 5/18/2017

SALUD FÍSICA

Revisado 5/18/2017

SALUD FÍSICA

Revisado 5/18/2017

MENTAL HEALTH

Drug Name [Nombre del Medicamento]	Net Cost [Costo Neto]	Tier [Tier]	Reference Name [Nombre de Referencia]	Requirements/ Limits [Requerimientos/ Límites]
THERAPEUTIC CATEGORY [CATEGORÍA TERAPÉUTICA]
Therapeutic Class [Clase Terapéutica]
ANTI-ADDICTION AGENTS [AGENTES CONTRA LA ADDICIÓN]
Opioid Antagonist [Antagonistas De Opioides]
buprenorphine hcl 2 mg tab subl, 8 mg tab subl	3	Preferred	SUBUTEX	PA
SUBOXONE subl film 2-0.5 mg, 8-2 mg, 4-1 mg, 12-3 mg	4	Preferred		PA, C
Detox Treatment [Tratamiento De Detox]
b-1 100 mg tab	1	Preferred	THIAMINE	QL
clonidine hcl 0.1 mg tab	1	Preferred	CATAPRESS
folic acid 1 mg tab	1	Preferred	FOLIC ACID	QL
ibuprofen 800 mg tab	1	Preferred	MOTRIN	QL
loperamide hcl 2 mg cap	1	Preferred	IMODIUM	QL
ANTIANXIETY AGENTS [AGENTES PARA LA ANXIEDAD]
Benzodiazepines [Benzodiazepinas]
clonazepam 0.5 mg tab, 1 mg tab, 2mg tab	1	Preferred	KLONOPIN
diazepam 10 mg tab, 2 mg tab, 5 mg tab	1	Preferred	VALIUM
lorazepam 0.5 mg tab, 1 mg tab	1	Preferred	ATIVAN
diazepam 1 mg/ml soln	2	Non-Preferred	VALIUM
DIAZEPAM INTENSOL 5 mg/ml oral conc	2	Non-Preferred
lorazepam 2 mg/ml oral conc	2	Non-Preferred	ATIVAN
Sedating Histamine 1 Blocking Agents [Sedantes Bloqueadores Histamine 1]
hydroxyzine pamoate 100 mg cap, 25 mg cap, 50 mg cap	1	Preferred	VISTARIL

• PA – Prior Authorization [Pre Autorización] • aPA – Administrative Prior Authorization [Pre Autorización Administrativa] • QL – Quantity Limit [Límite de Cantidad] • ST – Step Therapy [Terapia Escalonada] • AL – Age Limit [Límite de Edad] • Net Cost [Costo Neto] – Please refer to page 9 for monthly net cost range [Ver página 9 para rangos de costo neto mensual] • P – Preferred Contracted Product [Producto Contratado Preferido]

MENTAL HEALTH

Drug Name [Nombre del Medicamento]	Net Cost [Costo Neto]	Tier [Tier]	Reference Name Nombre de Referencia]	Requirements/ Limits [Requerimientos/ Límites]
ANTIDEPRESSANTS [ANTIDEPRESIVOS]
Miscellaneous Antidepressants [Antidepresivos Misceláneos]
bupropion hcl 75 mg tab	1	Preferred	WELLBUTRIN
bupropion hcl er (sr) 100 mg tab er 12 hr, 150 mg tab er 12 hr, 200 mg tab er 12 hr	1	Preferred	WELLBUTRIN SR
escitalopram oxalate 5mg tab, 10 mg tab, 20 mg tab	1	Preferred	LEXAPRO
mirtazapine 15 mg tab, 30 mg tab, 45 mg tab, 7.5 mg tab	1	Preferred	REMERON
trazodone hcl 100 mg tab, 150 mg tab, 50 mg tab	1	Preferred	DESYREL
bupropion hcl 100 mg tab	2	Non-Preferred	WELLBUTRIN
bupropion hcl er (xl) 150 mg tab er 24 hr, 300 mg tab er 24 hr	2	Non-Preferred	WELLBUTRIN XL
mirtazapine 15 mg odt, 30 mg odt, 45 mg odt	3	Non-Preferred	REMERON

• PA – Prior Authorization [Pre Autorización] • aPA – Administrative Prior Authorization [Pre Autorización Administrativa] • QL – Quantity Limit [Límite de Cantidad] • ST – Step Therapy [Terapia Escalonada] • AL – Age Limit [Límite de Edad] • Net Cost [Costo Neto] – Please refer to page 9 for monthly net cost range [Ver página 9 para rangos de costo neto mensual] • P – Preferred Contracted Product [Producto Contratado Preferido]

MENTAL HEALTH

Serotonin and/or Norepinephrine Modulators [Moduladores De Serotonina y/o Norepinefrina]
citalopram hydrobromide 10 mg tab, 20 mg tab, 40 mg tab	1	Preferred	CELEXA
fluoxetine hcl 10 mg cap, 20 mg cap	1	Preferred	PROZAC
paroxetine hcl 10 mg tab, 20 mg tab, 30 mg tab, 40 mg tab	1	Preferred	PAXIL
sertraline hcl 100 mg tab, 25 mg tab, 50 mg tab	1	Preferred	ZOLOFT
sertraline hcl oral concentrate 20 mg/ml	2	Non-Preferred	ZOLOFT

Drug Name [Nombre del Medicamento]	Net Cost [Costo Neto]	Tier [Tier]	Reference Name [Nombre de Referencia]	Requirements/ Limits [Requerimientos/ Límites]
venlafaxine hcl 100mg tab, 25mg tab, 37.5mg tab, 50mg tab, 75mg tab	1	Preferred	EFFEXOR
venlafaxine hcl er 150 mg cap er 24 hr, 37.5 mg cap er 24 hr, 75 mg cap er 24 hr	1	Preferred	EFFEXOR XR
duloxetine 20 mg cap, 30 mg cap, 60 mg cap	2	Non-Preferred	CYMBALTA
Tricyclic Agents [Tricíclicos]
amitriptyline hcl 10 mg tab, 100 mg tab, 150 mg tab, 25 mg tab, 50 mg tab, 75 mg tab	1	Preferred	ELAVIL
doxepin hcl 10 mg cap, 10 mg/ml oral conc, 25 mg cap, 50 mg cap, 75 mg cap	1	Preferred	SINEQUAN
imipramine hcl 10 mg tab, 25 mg tab, 50 mg tab	1	Preferred	TOFRANIL

• PA – Prior Authorization [Pre Autorización] • aPA – Administrative Prior Authorization [Pre Autorización Administrativa] • QL – Quantity Limit [Límite de Cantidad] • ST – Step Therapy [Terapia Escalonada] • AL – Age Limit [Límite de Edad] • Net Cost [Costo Neto] – Please refer to page 9 for monthly net cost range [Ver página 9 para rangos de costo neto mensual] • P – Preferred Contracted Product [Producto Contratado Preferido]

MENTAL HEALTH

nortriptyline hcl 10 mg cap, 10 mg/5ml soln, 25 mg cap, 50 mg cap, 75 mg cap	1	Preferred	PAMELOR
doxepin hcl 100 mg cap, 150 mg cap	2	Preferred	SINEQUAN
ANTIPARKINSON AGENTS [AGENTES ANTIPARKINSON]
Anticholinergics [Anticolinérgicos]
benztropine mesylate 0.5 mg tab, 1 mg tab, 2 mg tab	1	Preferred	COGENTIN
ANTIPSYCHOTICS [ANTIPSICÓTICOS]
Atypical - Second Generation [Atípicos - Segunda Generación]
olanzapine 10 mg tab, 15 mg tab, 2.5 mg tab, 20 mg tab, 5 mg tab, 7.5 mg tab	1	Preferred	ZYPREXA
quetiapine fumarate 25 mg tab	1	Preferred	SEROQUEL

Drug Name [Nombre del Medicamento]	Net Cost [Costo Neto]	Tier [Tier]	Reference Name [Nombre de Referencia]	Requirements/ Limits [Requerimientos/ Límites]
risperidone 0.25 mg tab, 0.5 mg tab, 1 mg tab, 2 mg tab, 3 mg tab, 4 mg tab	1	Preferred	RISPERDAL
quetiapine fumarate 50 mg tab	2	Preferred	SEROQUEL
risperidone 1 mg/ml soln	2	Preferred	RISPERDAL
quetiapine fumarate 100 mg tab	3	Preferred	SEROQUEL
LATUDA 120 mg tab, 20 mg tab, 40 mg tab, 60 mg tab, 80 mg tab	4	Preferred	PA	PA, P

• PA – Prior Authorization [Pre Autorización] • aPA – Administrative Prior Authorization [Pre Autorización Administrativa] • QL – Quantity Limit [Límite de Cantidad] • ST – Step Therapy [Terapia Escalonada] • AL – Age Limit [Límite de Edad] • Net Cost [Costo Neto] – Please refer to page 9 for monthly net cost range [Ver página 9 para rangos de costo neto mensual] • P – Preferred Contracted Product [Producto Contratado Preferido]

MENTAL HEALTH

quetiapine fumarate 200 mg tab	4	Preferred	SEROQUEL
quetiapine fumarate 300 mg tab	5	Preferred	SEROQUEL
quetiapine fumarate 400 mg tab	6	Preferred	SEROQUEL
aripriprazole 2 mg tab, 5 mg tab, 10 mg tab, 15 mg tab, 20 mg tab, 30 mg tab	7	Non-Preferred	ABILIFY	PA
aripiprazole 1 mg/ml soln	10	Non-Preferred	ABILIFY	PA
Typical - First Generation [Típicos - Primera Generación]
fluphenazine hcl 1 mg tab, 10 mg tab, 2.5 mg tab, 5 mg tab	1	Preferred	PROLIXIN
haloperidol 0.5 mg tab, 1 mg tab, 2 mg tab, 2 mg/ml oral conc	1	Preferred	HALDOL
thioridazine hcl 10 mg tab, 25 mg tab, 50 mg tab	1	Preferred	MELLARIL
thiothixene 1 mg cap, 2 mg cap, 5 mg cap	1	Preferred	NAVANE
trifluoperazine hcl mg tab, 2 mg tab, 5 mg tab, 10 mg tab	2	Preferred	STELAZINE

Drug Name [Nombre del Medicamento]	Net Cost [Costo Neto]	Tier [Tier]	Reference Name [Nombre de Referencia]	Requirements/ Limits [Requerimientos/ Límites]
chlorpromazine hcl 25 mg tab	2	Preferred	THORAZINE
haloperidol 5 mg tab	2	Preferred	HALDOL
haloperidol decanoate 50 mg/ml im soln	2	Preferred	HALDOL DECANOATE

 • PA – Prior Authorization [Pre Autorización] • aPA – Administrative Prior Authorization [Pre Autorización Administrativa] • QL – Quantity Limit [Límite de Cantidad] • ST – Step Therapy [Terapia Escalonada] • AL – Age Limit [Límite de Edad] • Net Cost [Costo Neto] – Please refer to page 9 for monthly net cost range [Ver página 9 para rangos de costo neto mensual] • P – Preferred Contracted Product [Producto Contratado Preferido]

MENTAL HEALTH

thioridazine hcl 100 mg tab	2	Preferred	MELLARIL
thiothixene 10 mg cap	2	Preferred	NAVANE
chlorpromazine hcl 100 mg tab, 50 mg tab	3	Preferred	THORAZINE
haloperidol 10 mg tab	3	Preferred	HALDOL
haloperidol decanoate 100 mg/ml im soln	3	Preferred	HALDOL DECANOATE
chlorpromazine hcl 200 mg tab	4	Preferred	THORAZINE
haloperidol 20 mg tab	4	Preferred	HALDOL
MOOD STABILIZERS [ESTABILIZADORES DEL ÁNIMO]
Bipolar Agents [Agentes Para Bipolaridad]
divalproex sodium 125 mg tab dr, 250 mg tab dr, 500 mg tab dr	1	Preferred	DEPAKOTE
lamotrigine 100 mg tab, 150 mg tab, 200 mg tab, 25 mg tab	1	Preferred	LAMICTAL
lamotrigine chew tab 5 mg, 25 mg	3	Non-Preferred	LAMICTAL
lithium carbonate 150 mg cap, 300 mg cap, 300 mg tab, 600 mg cap	1	Preferred	LITHIUM
lithium carbonate er 300 mg tab er, 450 mg tab er	1	Preferred	LITHIUM
olanzapine 10 mg tab, 15 mg tab, 2.5 mg tab, 20 mg tab, 5 mg tab, 7.5 mg tab	1	Preferred	ZYPREXA
quetiapine fumarate 25 mg tab	1	Preferred	SEROQUEL

 • PA – Prior Authorization [Pre Autorización] • aPA – Administrative Prior Authorization [Pre Autorización Administrativa] • QL – Quantity Limit [Límite de Cantidad] • ST – Step Therapy [Terapia Escalonada] • AL – Age Limit [Límite de Edad] • Net Cost [Costo Neto] – Please refer to page 9 for monthly net cost range [Ver página 9 para rangos de costo neto mensual] • P – Preferred Contracted Product [Producto Contratado Preferido]

MENTAL HEALTH

Drug Name [Nombre del Medicamento]	Net Cost [Costo Neto]	Tier [Tier]	Reference Name [Nombre de Referencia]	Requirements/ Limits [Requerimientos/ Límites]
risperidone 0.25 mg tab, 0.5 mg tab, 1 mg tab, 2 mg tab, 3 mg tab, 4 mg tab	1	Preferred	RISPERDAL
valproic acid 250 mg cap, 250 mg/5ml soln, 250 mg/5ml syr	1	Preferred	DEPAKENE
quetiapine fumarate 50 mg tab	2	Preferred	SEROQUEL
risperidone 1 mg/ml soln	2	Preferred	RISPERDAL
quetiapine fumarate 100 mg tab	3	Preferred	SEROQUEL
quetiapine fumarate 200 mg tab	4	Preferred	SEROQUEL
quetiapine fumarate 300 mg tab	5	Preferred	SEROQUEL
quetiapine fumarate 400 mg tab	6	Preferred	SEROQUEL
aripriprazole 10 mg tab, 15 mg tab, 2 mg tab, 5 mg tab, 20 mg tab, 30 mg tab	7	Non-Preferred	ABILIFY	PA
aripiprazole 1 mg/ml soln	10	Non-Preferred	ABILIFY	PA
PSYCHOSTIMULANTS [PSICOESTIMULANTES]
ADHD Amphetamines [Anfetaminas ADHD]
amphetamine -dextroamphetamine 15 mg tab, 30 mg tab	2	Preferred	ADDERALL	AL 4-20años
amphetamine- dextroamphetamine 10 mg tab, 12.5 mg tab, 20 mg tab, 5 mg tab, 7.5 mg tab	3	Preferred	ADDERALL	AL 4-20 años
dextroamphetamine sulfate 10 mg tab, 5 mg tab	3	Preferred	DEXEDRINE	AL 4-20 años
dextroamphetamine sulfate er 5 mg cap er 24 hr, 10 mg cap er 24 hr	4	Non-Preferred	DEXEDRINE SR	AL 4-20 años

 • PA – Prior Authorization [Pre Autorización] • aPA – Administrative Prior Authorization [Pre Autorización Administrativa] • QL – Quantity Limit [Límite de Cantidad] • ST – Step Therapy [Terapia Escalonada] • AL – Age Limit [Límite de Edad] • Net Cost [Costo Neto] – Please refer to page 9 for monthly net cost range [Ver página 9 para rangos de costo neto mensual] • P – Preferred Contracted Product [Producto Contratado Preferido]

MENTAL HEALTH

Drug Name [Nombre del Medicamento]	Net Cost [Costo Neto]	Tier [Tier]	Reference Name [Nombre de Referencia]	Requirements/ Limits [Requerimientos/ Límites]
dextroamphetamine sulfate er 15 mg cap er 24 hr	5	Non-Preferred	DEXEDRINE SR	AL 4-20 años
DYANAVEL XR oral susp.er 2.5 mg/ mL	4	Non-Preferred	DYANAVEL XR	PA, AL 6-20 años
ADHD Non-Amphetamines [No-Anfetaminas ADHD]
clonidine hcl 0.1 mg tab	1	Preferred	CATAPRESS
dexmethylphenidate hcl 2.5 mg tab, 5 mg tab	2	Preferred	FOCALIN	AL 6-20 años
methylphenidate hcl 5 mg tab	2	Preferred	RITALIN	AL 6-20 años
dexmethylphenidate hcl 10 mg tab	3	Preferred	FOCALIN	AL 6-20 años
methylphenidate hcl 10 mg tab, 20 mg tab	3	Preferred	RITALIN	AL 6-20 años
methylphenidate soln 5mg/5ml, 10 mg/5ml		Non-Preferred	METHYLIN
STRATTERA 10 mg cap, 100 mg cap, 18 mg cap, 25 mg cap, 40 mg cap, 60 mg cap, 80 mg cap	4	Preferred		PA, AL 6-20 años, P

• PA – Prior Authorization [Pre Autorización] • aPA – Administrative Prior Authorization [Pre Autorización Administrativa] • QL – Quantity Limit [Límite de Cantidad] • ST – Step Therapy [Terapia Escalonada] • AL – Age Limit [Límite de Edad] • Net Cost [Costo Neto] – Please refer to page 9 for monthly net cost range [Ver página 9 para rangos de costo neto mensual] • P – Preferred Contracted Product [Producto Contratado Preferido]

MENTAL HEALTH

SLEEP DISORDER AGENTS [DESORDENES DEL SUEÑO]
Benzodiazepines [Benzodiazepinas]
flurazepam hcl 15 mg cap, 30 mg cap	1	Preferred	DALMANE
temazepam 15 mg cap, 30 mg cap	1	Preferred	RESTORIL
Miscellaneous Sleep Disorder Agents [Agentes Misceláneos Desordenes Del Sueño]
doxepin hcl 10 mg cap, 10 mg/ml oral conc, 25 mg cap, 50 mg cap, 75 mg cap	1	Preferred	SINEQUAN
zolpidem tartrate 10 mg tab, 5 mg tab	1	Preferred	AMBIEN

• PA – Prior Authorization [Pre Autorización] • aPA – Administrative Prior Authorization [Pre Autorización Administrativa] • QL – Quantity Limit [Límite de Cantidad] • ST – Step Therapy [Terapia Escalonada] • AL – Age Limit [Límite de Edad] • Net Cost [Costo Neto] – Please refer to page 9 for monthly net cost range [Ver página 9 para rangos de costo neto mensual] • P – Preferred Contracted Product [Producto Contratado Preferido]

SALUD MENTAL

SALUD MENTAL

SALUD FÍSICA

Drug Name [Nombre del Medicamento]	Net Cost [Costo Neto]	Tier [Tier]	Reference Name [Nombre de Referencia]	Requirements/ Limits [Requerimientos/ Límites]
THERAPEUTIC CATEGORY [CATEGORÍA TERAPÉUTICA]
Therapeutic Class [Clase Terapéutica]
ANALGESICS [ANALG ÉSICOS]
Nonsteroidal Anti-Inflammatory Agents (NSAIDs) [Anti-Inflamatorios No Esteroidales]
ibuprofen 400 mg tab, 600 mg tab	1	Preferred	MOTRIN	QL=5 días
nabumetone 500 mg tab, 750 mg tab	1	Preferred	RELAFEN	QL=5 días
naproxen 250 mg tab, 375 mg tab, 500 mg tab	1	Preferred	NAPROSYN	QL=15 días No repeticiones
salsalate 500 mg tab, 750 mg tab	1	Preferred	DISALCID	QL=5 días
indomethacin 25 mg cap, 50 mg cap	1	Non-Preferred	INDOCIN
Short-Acting Opioid Analgesics [Analgésicos Opiodes De Corta Duración]
acetaminophen -codeine 120-12 mg/5ml soln, 300-15 mg tab, 300-30 mg tab, 300- 60 mg tab	1	Preferred	TYLENOL-CODEINE	QL=5 días
acetaminophen-codeine #2 300-15 mg tab	1	Preferred	TYLENOL-CODEINE	QL=5 días
acetaminophen-codeine #3 300-30 mg tab	1	Preferred	TYLENOL-CODEINE	QL=5 días
acetaminophen-codeine #4 300-60 mg tab	1	Preferred	TYLENOL-CODEINE	QL=5 días
butalbital-apap-caffeine 50325-40 mg tab	1	Preferred	FIORICET	QL=5 días
tramadol hcl 50 mg tab	1	Preferred	ULTRAM	QL=5 días
butalbital-apap-caffeine 50325-40 mg cap	2	Preferred	FIORICET	QL=5 días
margesic 50-325-40 mg cap	2	Preferred	FIORICET	QL=5 días

• PA – Prior Authorization [Pre Autorización] • aPA – Administrative Prior Authorization [Pre Autorización Administrativa] • QL – Quantity Limit [Límite de Cantidad] • ST – Step Therapy [Terapia Escalonada] • AL – Age Página 1 de 22 Limit [Límite de Edad] • Net Cost [Costo Neto] – Please refer to page 9 for monthly net cost range [Ver página 9  Revisado 5/12/2017 para rangos de costo neto mensual] • P – Preferred Contracted Product [Producto Contratado Preferido]

SALUD FÍSICA

Drug Name [Nombre del Medicamento]	Net Cost [Costo Neto]	Tier [Tier]	Reference Name [Nombre de Referencia]	Requirements/ Limits [Requerimientos/ Límites]
ANESTHETICS [ANESTÉSICOS]
Local Anesthetics [Anestésicos Locales]
lidocaine viscous 2 % mouth/throat soln	1	Preferred	XYLOCAINE	QL=5 días
ANTIBACTERIALS [ANTIBACTERIANOS]
First Generation Cephalosporins [Cefalosporinas De Primera Generación]
cephalexin 125 mg/5ml susp, 250 mg cap, 500 mg cap	1	Preferred	KEFLEX	QL=5 días
cefadroxil 250 mg/5ml susp	2	Non-Preferred	DURICEF	QL=5 días, AL 012 años
cephalexin 250 mg/5ml susp	2	Preferred	KEFLEX	QL=5 días
cefadroxil 500 mg/5ml susp	3	Non-Preferred	DURICEF	QL=5 días, AL 0-12 años
Macrolides [Macrólidos]
azithromycin 250 mg tab, 500 mg tab	1	Preferred	ZITHROMAX	QL=5 días
azithromycin 1 gm pckt, 100 mg/5ml susp, 200 mg/5ml susp, 600 mg tab	2	Preferred	ZITHROMAX	QL=5 días
clarithromycin 125 mg/5ml susp, 250 mg tab, 500 mg tab	2	Preferred	BIAXIN	QL=5 días
clarithromycin 250 mg/5ml susp	3	Preferred	BIAXIN	QL=5 días
erythromycin base 250 mg cap dr prt, 250 mg tab, 500 mg tab	3	Preferred	ERY-TAB	QL=5 días
erythromycin ethylsuccinate 400 mg tab	3	Preferred	E.E.S.	QL=5 días
ERYTHROCIN STEARATE 250 mg tab	4	Non-Preferred		QL=5 días
Miscellaneous Antibacterials [Antibacterianos Misceláneos]
clindamycin hcl 150 mg cap, 300 mg cap, 75 mg cap	1	Preferred	CLEOCIN	QL=5 días
MACRODANTIN 25 mg cap	1	Preferred		QL=5 días

• PA – Prior Authorization [Pre Autorización] • aPA – Administrative Prior Authorization [Pre Autorización Administrativa] • QL – Quantity Limit [Límite de Cantidad] • ST – Step Therapy [Terapia Escalonada] • AL – Age Página 2 de 22 Limit [Límite de Edad] • Net Cost [Costo Neto] – Please refer to page 9 for monthly net cost range [Ver página 9  Revisado 5/12/2017 para rangos de costo neto mensual] • P – Preferred Contracted Product [Producto Contratado Preferido]

SALUD FÍSICA

Drug Name [Nombre del Medicamento]	Net Cost [Costo Neto]	Tier [Tier]	Reference Name [Nombre de Referencia]	Requirements/ Limits [Requerimientos/ Límites]
metronidazole 250 mg tab, 500 mg tab	1	Preferred	FLAGYL	QL=5 días
nitrofurantoin macrocrystal 50 mg cap	1	Preferred	MACRODANTIN	QL=5 días
nitrofurantoin macrocrystal 100 mg cap	2	Preferred	MACRODANTIN	QL=5 días
nitrofurantoin monohyd macro 100 mg cap	2	Preferred	MACROBID	QL=5 días
Penicillins [Penicilinas]
amoxicillin 125 mg/5ml susp, 200 mg/5ml susp, 250 mg cap, 250 mg/5ml susp, 400 mg/5ml susp, 500 mg cap, 500 mg tab, 875 mg tab	1	Preferred	AMOXIL	QL=5 días
amoxicillin-pot clavulanate 200-28.5 mg/5ml susp, 40057 mg/5ml susp, 500-125 mg tab, 600-42.9 mg/5ml susp, 875-125 mg tab	1	Preferred	AUGMENTIN	QL=5 días
ampicillin 125 mg/5ml susp, 250 mg cap, 250 mg/5ml susp, 500 mg cap	1	Preferred	PRINCIPEN	QL=5 días
penicillin v potassium 125 mg/5ml soln, 250 mg tab, 250 mg/5ml soln, 500 mg tab	1	Preferred	VEETIDS	QL=5 días
amoxicillin-pot clavulanate 250-125 mg tab, 250-62.5 mg/5ml susp	3	Preferred	AUGMENTIN	QL=5 días
Quinolones [Quinolonas]
ciprofloxacin hcl 250 mg tab, 500 mg tab, 750 mg tab	1	Preferred	CIPRO	QL=5 días
levofloxacin 250 mg tab, 500 mg tab, 750 mg tab	1	Preferred	LEVAQUIN	QL=5 días
ciprofloxacin 500 mg/5ml (10%) susp	3	Preferred	CIPRO	QL=5 días
ciprofloxacin 250 mg/5ml (5%) susp	4	Preferred	CIPRO	QL=5 días

• PA – Prior Authorization [Pre Autorización] • aPA – Administrative Prior Authorization [Pre Autorización Administrativa] • QL – Quantity Limit [Límite de Cantidad] • ST – Step Therapy [Terapia Escalonada] • AL – Age Página 3 de 22 Limit [Límite de Edad] • Net Cost [Costo Neto] – Please refer to page 9 for monthly net cost range [Ver página 9  Revisado 5/12/2017 para rangos de costo neto mensual] • P – Preferred Contracted Product [Producto Contratado Preferido]

SALUD FÍSICA

Drug Name [Nombre del Medicamento]	Net Cost [Costo Neto]	Tier [Tier]	Reference Name [Nombre de Referencia]	Requirements/ Limits [Requerimientos/ Límites]
Second Generation Cephalosporins [Cefalosporinas De Segunda Generación]
cefaclor 250 mg cap, 500 mg cap	2	Preferred	CECLOR	QL=5 días
cefprozil 125 mg/5ml susp, 250 mg tab, 250 mg/5ml susp, 500 mg tab	2	Preferred	CEFZIL	QL=5 días
Sulfonamides [Sulfonamidas]
sulfamethoxazole-tmp ds 800-160 mg tab	1	Preferred	SEPTRA	QL=5 días
sulfamethoxazoletrimethoprim 200-40 mg/5ml susp, 400-80 mg tab	1	Preferred	SEPTRA	QL=5 días
Third Generation Cephalosporins [Cefalosporinas De Tercera Generación]
cefdinir 125 mg/5ml susp, 300 mg cap	2	Preferred	OMNICEF	QL=5 días
cefdinir 250 mg/5ml susp	3	Preferred	OMNICEF	QL=5 días
ANTICONVULSANTS [ANTICONVULSIVANTES]
Anticonvulsants [Anticonvulsivantes]
carbamazepine 100 mg tab chew, 200 mg tab	1	Preferred	TEGRETOL	QL=5 días
gabapentin 100 mg cap, 300 mg cap, 400 mg cap, 600 mg tab, 800 mg tab	1	Preferred	NEURONTIN	QL=5 días
levetiracetam 250 mg tab, 500 mg tab	1	Preferred	KEPPRA	QL=5 días
oxcarbazepine 150 mg tab	1	Preferred	TRILEPTAL	QL=5 días

• PA – Prior Authorization [Pre Autorización] • aPA – Administrative Prior Authorization [Pre Autorización Administrativa] • QL – Quantity Limit [Límite de Cantidad] • ST – Step Therapy [Terapia Escalonada] • AL – Age Página 4 de 22 Limit [Límite de Edad] • Net Cost [Costo Neto] – Please refer to page 9 for monthly net cost range [Ver página 9  Revisado 5/12/2017 para rangos de costo neto mensual] • P – Preferred Contracted Product [Producto Contratado Preferido]

SALUD FÍSICA

phenobarbital 100 mg tab, 15 mg tab, 16.2 mg tab, 30 mg tab, 32.4 mg tab, 60 mg tab, 64.8 mg tab, 97.2 mg tab	1	Preferred	PHENOBARBITAL	QL=5 días
primidone 250 mg tab, 50 mg tab	1	Preferred	MYSOLINE	QL=5 días
topiramate 100 mg tab, 200 mg tab, 25 mg tab, 50 mg tab	1	Preferred	TOPAMAX	QL=5 días
DILANTIN 30 mg cap	2	Preferred		QL=5 días

Drug Name [Nombre del Medicamento]	Net Cost [Costo Neto]	Tier [Tier]	Reference Name [Nombre de Referencia]	Requirements/ Limits [Requerimientos/ Límites]
levetiracetam 1000 mg tab, 750 mg tab	2	Preferred	KEPPRA	QL=5 días
oxcarbazepine 300 mg tab, 600 mg tab	2	Preferred	TRILEPTAL	QL=5 días
phenytoin 125 mg/5ml susp, 50 mg tab chew	2	Preferred	DILANTIN	QL=5 días
phenytoin sodium extended 100 mg cap, 200 mg cap, 300 mg cap	2	Preferred	DILANTIN	QL=5 días
phenytoin sodium extended 100 mg cap, 200 mg cap, 300 mg cap	2	Preferred	DILANTIN	QL=5 días
ethosuximide 250 mg cap, 250 mg/5ml soln	3	Preferred	ZARONTIN	QL=5 días
phenobarbital 20 mg/5ml oral elix, 20 mg/5ml soln	3	Preferred	PHENOBARBITAL	QL=5 días
ANTIDEMENTIA AGENTS [AGENTES ANTIDEMENCIA]
Cholinesterase Inhibitors [Inhibidores De Colinesterasa]
donepezil hcl 10 mg tab, 5 mg tab	1	Preferred	ARICEPT	QL=5 días
rivastigmine tartrate 1.5 mg cap, 3 mg cap, 4.5 mg cap, 6 mg cap	3	Preferred	EXELON	QL=5 días

• PA – Prior Authorization [Pre Autorización] • aPA – Administrative Prior Authorization [Pre Autorización Administrativa] • QL – Quantity Limit [Límite de Cantidad] • ST – Step Therapy [Terapia Escalonada] • AL – Age Página 5 de 22 Limit [Límite de Edad] • Net Cost [Costo Neto] – Please refer to page 9 for monthly net cost range [Ver página 9  Revisado 5/12/2017 para rangos de costo neto mensual] • P – Preferred Contracted Product [Producto Contratado Preferido]

SALUD FÍSICA

ANTIDEPRESSANTS [ANTIDEPRESIVOS]
Monoamine Oxidase (Mao) Inhibitors [Inhibidores De Mao]
selegiline hcl 5 mg tab	3	Non-Preferred	CARBEX	QL=5 días
ANTIDIABETIC AGENTS [AGENTES ANTIDIABÉTICOS]
Alpha-Glucosidase Inhibitors [Inhibidores De Alfa Glucosidasa]
acarbose 100 mg tab, 25 mg tab, 50 mg tab	2	Preferred	PRECOSE	QL=5 días
Biguanides [Biguanidas]
metformin hcl 1000 mg tab, 500 mg tab, 850 mg tab	1	Preferred	GLUCOPHAGE	QL=5 días

Drug Name [Nombre del Medicamento]	Net Cost [Costo Neto]	Tier [Tier]	Reference Name [Nombre de Referencia]	Requirements/ Limits [Requerimientos/ Límites]
Dipeptidyl Peptidase-4 (Dpp-4) Inhibitors [Inhibidores De Dpp-4]
KOMBIGLYZE XR 2.5 -1000 mg tab er 24 hr, 5-1000 mg tab er 24 hr, 5-500 mg tab er 24 hr	3	Preferred		QL=5 días, ST, P
ONGLYZA 2.5 mg tab, 5 mg tab	3	Preferred		QL=5 días, ST, P
Insulin Mixtures [Mezclas De Insulinas]
HUMULIN 70/30 (70 -30) 100 unit/ml sc susp	2	Preferred		QL= 1 vial / 30 días, P
Insulin Sensitizing Agents [Agentes Sensibilizantes De Insulin]
pioglitazone hcl 15 mg tab, 30 mg tab, 45 mg tab	1	Preferred	ACTOS	QL=5 días
Intermediate-Acting Insulins [Insulinas De Duración Intermedia]
HUMULIN N 100 unit/ml sc QL= 1 vial / susp 2 Preferred 30 días, P
Short-Acting Insulins [Insulinas De Corta Duración]
HUMULIN R 100 unit/ml inj soln	2	Preferred		QL= 1 vial / 30 días, P
Sulfonylureas [Sulfonilureas]
glimepiride 1 mg tab, 2 mg tab, 4 mg tab	1	Preferred	AMARYL	QL=5 días
glipizide 10 mg tab, 5 mg tab	1	Preferred	GLUCOTROL	QL=5 días

• PA – Prior Authorization [Pre Autorización] • aPA – Administrative Prior Authorization [Pre Autorización Administrativa] • QL – Quantity Limit [Límite de Cantidad] • ST – Step Therapy [Terapia Escalonada] • AL – Age Página 6 de 22 Limit [Límite de Edad] • Net Cost [Costo Neto] – Please refer to page 9 for monthly net cost range [Ver página 9  Revisado 5/12/2017 para rangos de costo neto mensual] • P – Preferred Contracted Product [Producto Contratado Preferido]

SALUD FÍSICA

ANTIEMETICS [ANTIEMÉTICOS]
Miscellaneous Antiemetics [Antieméticos Misceláneos]
metoclopramide hcl 10 mg tab, 5 mg tab, 5 mg/ml inj soln	1	Preferred	REGLAN	QL=5 días
trimethobenzamide hcl 300 mg cap	1	Preferred	TIGAN	QL=5 días
Phenothiazines [Fenotiazinas]
prochlorperazine maleate 10 mg tab, 5 mg tab	1	Preferred	COMPAZINE	QL=5 días
prochlorperazine 25 mg rect supp	4	Non-Preferred	COMPAZINE	QL=5 días

Drug Name [Nombre del Medicamento]	Net Cost [Costo Neto]	Tier [Tier]	Reference Name [Nombre de Referencia]	Requirements/ Limits [Requerimientos/ Límites]
ANTIGOUT AGENTS [AGENTES ANTIGOTA]
Antigout Agents [Agentes Antigota]
allopurinol 100 mg tab, 300 mg tab	1	Preferred	ZYLOPRIM	QL=5 días
colchicine 0.6 mg cap	3	Preferred	MITIGARE	PA
colchicine 0.6 mg tab	3	Non-Preferred	COLCRYS	QL= 3 tab, 15días
Uricosurics [Uricosúricos]
probenecid 500 mg tab	1	Preferred	BENEMID	QL=5 días
ANTIHYPERTENSIVES [ANTIHIPERTENSIVOS]
Alpha-Adrenergic Agonists [Agonistas Alfa Adrenérgicos]
clonidine hcl 0.2 mg tab, 0.3 mg tab	1	Preferred	CATAPRESS	QL=5 días
methyldopa 250 mg tab, 500 mg tab	1	Preferred	ALDOMET	QL=5 días
Alpha-Adrenergic Blocking Agents [Bloqueadores Alfa Adrenérgicos]
terazosin hcl 1 mg cap, 10 mg cap, 2 mg cap, 5 mg cap	1	Preferred	HYTRIN	QL=5 días

• PA – Prior Authorization [Pre Autorización] • aPA – Administrative Prior Authorization [Pre Autorización Administrativa] • QL – Quantity Limit [Límite de Cantidad] • ST – Step Therapy [Terapia Escalonada] • AL – Age Página 7 de 22 Limit [Límite de Edad] • Net Cost [Costo Neto] – Please refer to page 9 for monthly net cost range [Ver página 9  Revisado 5/12/2017 para rangos de costo neto mensual] • P – Preferred Contracted Product [Producto Contratado Preferido]

SALUD FÍSICA

Angiotensin II Receptor Blockers (Arb) [Antagonistas Del Receptor Angiotensina II]
losartan potassium 100 mg tab, 25 mg tab, 50 mg tab	1	Preferred	COZAAR	QL=5 días
losartan potassium-hctz 100-12.5 mg tab, 100-25 mg tab, 50-12.5 mg tab	1	Preferred	HYZAAR	QL=5 días
Angiotensin-Converting Enzyme (Ace) Inhibitors [Inhibidores De La Enzima Convertidora De Angiotensin]
lisinopril 10 mg tab, 2.5 mg tab, 20 mg tab, 30 mg tab, 40 mg tab, 5 mg tab	1	Preferred	ZESTRIL	QL=5 días
lisinopril-hydrochlorothiazide 10-12.5 mg tab, 20-12.5 mg tab, 20-25 mg tab	1	Preferred	ZESTORETIC	QL=5 días
Calcium Channel Blocking Agents [Bloqueadores De Canales De Calcio]
amlodipine besylate 10 mg tab, 2.5 mg tab, 5 mg tab	1	Preferred	NORVASC	QL=5 días

Drug Name [Nombre del Medicamento]	Net Cost [Costo Neto]	Tier [Tier]	Reference Name [Nombre de Referencia]	Requirements/ Limits [Requerimientos/ Límites]
diltiazem hcl 120 mg tab, 30 mg tab, 60 mg tab, 90 mg tab	1	Preferred	CARDIZEM	QL=5 días
verapamil hcl 120 mg tab, 40 mg tab, 80 mg tab	1	Preferred	CALAN	QL=5 días
Carbonic Anhydrase Inhibitors Diuretics [Diuréticos Inhibidores De Anhidrasa Carbónica]
acetazolamide 125 mg tab, 250 mg tab	3	Preferred	DIAMOX	QL=5 días
Cardioselective Beta Blocking Agents [Bloqueadores Beta Cardioselectivos]
atenolol 100 mg tab, 25 mg tab, 50 mg tab	1	Preferred	TENORMIN	QL=5 días
metoprolol succinate er 25 mg tab er 24 hr, 50 mg tab er 24 hr	1	Preferred	LOPRESSOR	QL=5 días
metoprolol tartrate 100 mg tab, 25 mg tab, 50 mg tab	1	Preferred	LOPRESSOR	QL=5 días
metoprolol succinate er 100 mg tab er 24 hr, 200 mg tab er 24 hr	2	Preferred	LOPRESSOR	QL=5 días

• PA – Prior Authorization [Pre Autorización] • aPA – Administrative Prior Authorization [Pre Autorización Administrativa] • QL – Quantity Limit [Límite de Cantidad] • ST – Step Therapy [Terapia Escalonada] • AL – Age Página 8 de 22 Limit [Límite de Edad] • Net Cost [Costo Neto] – Please refer to page 9 for monthly net cost range [Ver página 9  Revisado 5/12/2017 para rangos de costo neto mensual] • P – Preferred Contracted Product [Producto Contratado Preferido]

SALUD FÍSICA

Cardioselective Beta-Adrenergic Blocking Agents [Bloqueadores Beta-Adrenérgicos Cardioselectivos]
atenolol -chlorthalidone 10025 mg tab, 50-25 mg tab	1	Preferred	TENORETIC	QL=5 días
metoprolol- hydrochlorothiazide 50-25 mg tab	2	Non-Preferred	LOPRESSOR HCT	QL=5 días
metoprolol- hydrochlorothiazide 100-25 mg tab, 100-50 mg tab	3	Non-Preferred	LOPRESSOR HCT	QL=5 días
Loop Diuretics [Diuréticos Del Asa]
furosemide 10 mg/ml soln, 20 mg tab, 40 mg tab, 80 mg tab	1	Preferred	LASIX	QL=5 días
Nonselective Beta Blocking Agents [Bloqueadores Beta No-Selectivos]
propranolol hcl 10 mg tab, 20 mg tab, 40 mg tab, 80 mg tab	1	Preferred	INDERAL	QL=5 días
propranolol hcl 60 mg tab	2	Preferred	INDERAL	QL=5 días

Drug Name [Nombre del Medicamento]	Net Cost [Costo Neto]	Tier [Tier]	Reference Name [Nombre de Referencia]	Requirements/ Limits [Requerimientos/ Límites]
Potassium-Sparing Diuretics [Diuréticos Conservadores De Potasio]
spironolactone 100 mg tab, 25 mg tab, 50 mg tab	1	Preferred	ALDACTONE	QL=5 días
triamterene-hctz 37.5-25 mg cap, 37.5-25 mg tab, 75-50 mg tab	1	Preferred	MAXZIDE	QL=5 días
Thiazide Diuretics [Diuréticos Tiazidas]
chlorothiazide 250 mg tab, 500 mg tab	1	Preferred	DIURIL	QL=5 días
chlorthalidone 25 mg tab, 50 mg tab	1	Preferred	HYGROTON	QL=5 días
DIURIL 250 mg/5ml susp	1	Preferred		QL=5 días

• PA – Prior Authorization [Pre Autorización] • aPA – Administrative Prior Authorization [Pre Autorización Administrativa] • QL – Quantity Limit [Límite de Cantidad] • ST – Step Therapy [Terapia Escalonada] • AL – Age Página 9 de 22 Limit [Límite de Edad] • Net Cost [Costo Neto] – Please refer to page 9 for monthly net cost range [Ver página 9  Revisado 5/12/2017 para rangos de costo neto mensual] • P – Preferred Contracted Product [Producto Contratado Preferido]

SALUD FÍSICA

hydrochlorothiazide 12.5 mg tab, 25 mg tab, 50 mg tab	1	Preferred	MICROZIDE	QL=5 días
indapamide 1.25 mg tab, 2.5 mg tab	1	Preferred	LOZOL	QL=5 días
metolazone 2.5 mg tab, 5 mg tab	1	Non-Preferred	ZAROXOLYN	QL=5 días
chlorthalidone 100 mg tab	2	Preferred	HYGROTON	QL=5 días
metolazone 10 mg tab	2	Non-Preferred	ZAROXOLYN	QL=5 días
Vasodilator Beta Blockers [Bloqueadores Beta Vasodilatadores]
carvedilol 12.5 mg tab, 25 mg tab, 3.125 mg tab, 6.25 mg tab	1	Preferred	COREG	QL=5 días
Vasodilators [Vasodilatadores]
hydralazine hcl 10 mg tab, 100 mg tab, 25 mg tab, 50 mg tab	1	Preferred	APRESOLINE	QL=5 días
ANTIMIGRAINE AGENTS [AGENTES ANTIMIGRAÑA]
Beta-Adrenergic Blocking Agents [Bloqueadores Beta Adrenérgicos]
topiramate 100 mg tab, 200 mg tab, 25 mg tab, 50 mg tab 1 Preferred TOPAMAX QL=5 días
ANTIMYASTHENIC AGENTS [AGENTES ANTIMIASTÉNICOS]
Parasympathomimetics [Parasimpatomiméticos]
pyridostigmine bromide 60 mg tab	2	Preferred	MESTINON	QL=5 días

Drug Name [Nombre del Medicamento]	Net Cost [Costo Neto]	Tier [Tier]	Reference Name [Nombre de Referencia]	Requirements/ Limits [Requerimientos/ Límites]
pyridostigmine bromide 180 mg tab er	6	Non-Preferred	MESTINON
ANTIMYCOBACTERIALS [ANTIMICOBACTERIANOS]
Antituberculars [Antituberculosos]
isoniazid 100 mg tab, 300 mg tab	1	Preferred	ISONIAZID	QL=5 días
rifampin 150 mg cap	1	Preferred	RIFADIN	QL=5 días

• PA – Prior Authorization [Pre Autorización] • aPA – Administrative Prior Authorization [Pre Autorización Administrativa] • QL – Quantity Limit [Límite de Cantidad] • ST – Step Therapy [Terapia Escalonada] • AL – Age Página 10 de 22 Limit [Límite de Edad] • Net Cost [Costo Neto] – Please refer to page 9 for monthly net cost range [Ver página 9  Revisado 5/12/2017 para rangos de costo neto mensual] • P – Preferred Contracted Product [Producto Contratado Preferido]

SALUD FÍSICA

pyrazinamide 500 mg tab	2	Non-Preferred	PYRAZINAMIDE	QL=5 días
rifampin 300 mg cap	2	Preferred	RIFADIN	QL=5 días
isoniazid 50 mg/5ml syr	5	Non-Preferred	ISONIAZID	QL=5 días
rifabutin 150 mg cap			MYCOBUTIN	Puerto Rico Health Department Tuberculosis Program
cycloserine 250 mg cap			SEROMYCIN
CAPASTAT SULFATE 1 gm inj
RIFAMATE 150-300 mg cap
TRECATOR 250 mg tab
ANTIPARASITICS [ANTIPARASITARIOS]
Antimalarials [Antimaláricos]
chloroquine phosphate 250 mg tab, 500 mg tab	1	Preferred	ARALEN	QL=5 días
hydroxychloroquine sulfate 200 mg tab	1	Preferred	PLAQUENIL	QL=5 días
DARAPRIM 25 mg tab	7	Non-Preferred		QL=5 días
ANTIPARKINSON AGENTS [AGENTES ANTIPARKINSON]
Antiparkinson Dopaminergics [Dopaminérgicos Antiparkinson]
amantadine hcl 50 mg/5ml syr	1	Preferred	SYMMETREL	QL=5 días
pramipexole dihydrochloride 0.125 mg tab, 0.25 mg tab, 0.5 mg tab, 0.75 mg tab, 1 mg tab, 1.5 mg tab	1	Preferred	MIRAPEX	QL=5 días
ropinirole hcl 0.25 mg tab, 0.5 mg tab, 1 mg tab, 3 mg tab, 4 mg tab, 5 mg tab	1	Preferred	REQUIP	QL=5 días
ropinirole hcl 2 mg tab	2	Preferred	REQUIP	QL=5 días
amantadine hcl 100 mg cap	3	Preferred	SYMMETREL	QL=5 días

Drug Name [Nombre del Medicamento]	Net Cost [Costo Neto]	Tier [Tier]	Reference Name [Nombre de Referencia]	Requirements/ Limits [Requerimientos/ Límites]
bromocriptine mesylate 2.5 mg tab	3	Preferred	PARLODEL	QL=5 días

• PA – Prior Authorization [Pre Autorización] • aPA – Administrative Prior Authorization [Pre Autorización Administrativa] • QL – Quantity Limit [Límite de Cantidad] • ST – Step Therapy [Terapia Escalonada] • AL – Age Página 11 de 22 Limit [Límite de Edad] • Net Cost [Costo Neto] – Please refer to page 9 for monthly net cost range [Ver página 9  Revisado 5/12/2017 para rangos de costo neto mensual] • P – Preferred Contracted Product [Producto Contratado Preferido]

SALUD FÍSICA

carbidopa-levodopaentacapone 18.75-75-200 mg tab	4	Non-Preferred	STALEVO	QL=5 días
carbidopa-levodopaentacapone 12.5-50-200 mg tab, 25-100-200 mg tab, 31.25-125-200 mg tab, 37.5150-200 mg tab, 50-200-200 mg tab	5	Non-Preferred	STALEVO	QL=5 días
Dopamine Precursors [Precursores De Dopamina]
carbidopa -levodopa 10-100 mg tab, 25-100 mg tab	1	Preferred	SINEMET	QL=5 días
carbidopa-levodopa 25-250 mg tab	2	Preferred	SINEMET	QL=5 días
carbidopa-levodopa er 25100 mg tab er, 50-200 mg tab er	2	Preferred	SINEMET CR	QL=5 días
Monoamine Oxidase B (Mao-B) Inhibitors [Inhibidores De Mao-B]
selegiline hcl 5 mg tab	3	Preferred	CARBEX	QL=5 días
ANTIVIRALS [ANTIVIRALES]
Anti-Cytomegalovirus (Cmv) Agents [Agentes Anti-Citomegalovirus]
valganciclovir hcl 450 mg tab	13	Non-Preferred	VALCYTE	PA, QL=5 días
Antiherpetic Agents [Agentes Antiherpéticos]
acyclovir 200 mg cap, 400 mg tab, 800 mg tab	1	Preferred	ZOVIRAX	QL=5 días
acyclovir 200 mg/5ml susp	2	Preferred	ZOVIRAX	QL=5 días
Anti-Influenza Agents [Agentes Antiinfluenza]
amantadine hcl 50 mg/5ml syr	1	Preferred	SYMMETREL	QL=5 días
amantadine hcl 100 mg cap	3	Preferred	SYMMETREL	QL=5 días

• PA – Prior Authorization [Pre Autorización] • aPA – Administrative Prior Authorization [Pre Autorización Administrativa] • QL – Quantity Limit [Límite de Cantidad] • ST – Step Therapy [Terapia Escalonada] • AL – Age Página 12 de 22 Limit [Límite de Edad] • Net Cost [Costo Neto] – Please refer to page 9 for monthly net cost range [Ver página 9  Revisado 5/12/2017 para rangos de costo neto mensual] • P – Preferred Contracted Product [Producto Contratado Preferido]

SALUD FÍSICA

Drug Name [Nombre del Medicamento]	Net Cost [Costo Neto]	Tier [Tier]	Reference Name [Nombre de Referencia]	Requirements/ Limits [Requerimientos/ Límites]
BENIGN PROSTATIC HYPERTROPHY AGENTS [AGENTES PARA HIPERTROFIA PROSTÁTICA BENIGNA]
Alpha-Adrenergic Blocking Agents [Bloqueadores Alfa Adrenérgicos]
terazosin hcl 1 mg cap, 10 mg cap, 2 mg cap, 5 mg cap	1	Preferred	HYTRIN	QL=5 días
BLOOD MODIFIERS [MODIFICADORES DE LA SANGRE]
Anticoagulants [Anticoagulantes]
warfarin sodium 1 mg tab, 10 mg tab, 2 mg tab, 2.5 mg tab, 3 mg tab, 4 mg tab, 5 mg tab, 6 mg tab, 7.5 mg tab	1	Preferred	COUMADIN	QL=5 días
heparin sodium (porcine) 1000 unit/ml inj soln	2	Preferred	HEPARIN	QL=5 días
heparin sodium (porcine) 10000 unit/ml inj soln, 5000 unit/ml inj soln	3	Preferred	HEPARIN	QL=5 días
heparin sodium (porcine) pf 5000 unit/0.5ml inj soln	3	Preferred	HEPARIN	QL=5 días
heparin sodium (porcine) 2000 unit/ml iv soln	8	Preferred	HEPARIN	QL=5 días
Colony Stimulating Factors [Estimulantes Mieloides]
NEULASTA 6 mg/0.6ml sc soln	12	Preferred		PA, QL=5 días, P
NEULASTA DELIVERY KIT 6 mg/0.6ml sc soln	12	Preferred		PA, QL=5 días, P
Platelet Modifying Agents [Modificadores De Plaquetas]
cilostazol 100 mg tab, 50 mg tab	1	Preferred	PLETAL	QL=5 días
clopidogrel bisulfate 75 mg tab	1	Preferred	PLAVIX	QL=5 días
CARDIOVASCULAR AGENTS [AGENTES CARDIOVASCULARES]
Antiarrhythmics Class II [Antiarrítmicos Clase II]
propranolol hcl 10 mg tab, 20 mg tab, 40 mg tab, 80 mg tab	1	Preferred	INDERAL	QL=5 días

• PA – Prior Authorization [Pre Autorización] • aPA – Administrative Prior Authorization [Pre Autorización Administrativa] • QL – Quantity Limit [Límite de Cantidad] • ST – Step Therapy [Terapia Escalonada] • AL – Age Página 13 de 22 Limit [Límite de Edad] • Net Cost [Costo Neto] – Please refer to page 9 for monthly net cost range [Ver página 9  Revisado 5/12/2017 para rangos de costo neto mensual] • P – Preferred Contracted Product [Producto Contratado Preferido]

SALUD FÍSICA

Drug Name [Nombre del Medicamento]	Net Cost [Costo Neto]	Tier [Tier]	Reference Name [Nombre de Referencia]	Requirements/ Limits [Requerimientos/ Límites]
sotalol hcl 120 mg tab, 160 mg tab, 240 mg tab, 80 mg tab	1	Preferred	BETAPACE	QL=5 días
sotalol hcl (af) 120 mg tab, 160 mg tab, 80 mg tab	1	Preferred	BETAPACE	QL=5 días
propranolol hcl 60 mg tab	2	Preferred	INDERAL	QL=5 días
Antiarrhythmics Type I-A [Antiarrítmicos Tipo I-A]
quinidine sulfate 200 mg tab, 300 mg tab	1	Preferred	QUINIDINE SULFATE	QL=5 días
quinidine gluconate er 324 mg tab er	2	Preferred	QUINAGLUTE	QL=5 días
quinidine sulfate er 300 mg tab er	2	Preferred	QUINIDINE SULFATE	QL=5 días
Antiarrhythmics Type I-B [Antiarrítmicos Tipo I-B]
mexiletine hcl 150 mg cap	2	Preferred	MEXITIL	QL=5 días
mexiletine hcl 200 mg cap	3	Preferred	MEXITIL	QL=5 días
Antiarrhythmics Type I-C [Antiarrítmicos Tipo I-C]
flecainide acetate 100 mg tab, 50 mg tab	1	Preferred	TAMBOCOR	QL=5 días
propafenone hcl 150 mg tab, 225 mg tab	1	Preferred	RYTHMOL	QL=5 días
flecainide acetate 150 mg tab	2	Preferred	TAMBOCOR	QL=5 días
propafenone hcl 300 mg tab	3	Preferred	RYTHMOL	QL=5 días
Antiarrhythmics Type III [Antiarrítmicos Tipo III]
amiodarone hcl 200 mg tab	1	Preferred	CORDARONE	QL=5 días
Miscellaneous Cardiovascular Agents [Agentes Cardiovasculares Misceláneos]
digox 125 mcg tab, 250 mcg tab	2	Preferred	LANOXIN	QL=5 días
digoxin 125 mcg tab, 250 mcg tab	2	Preferred	LANOXIN	QL=5 días
Vasodilators [Vasodilatadores]
isosorbide mononitrate 10 mg tab, 20 mg tab	1	Preferred	ISORDIL	QL=5 días

• PA – Prior Authorization [Pre Autorización] • aPA – Administrative Prior Authorization [Pre Autorización Administrativa] • QL – Quantity Limit [Límite de Cantidad] • ST – Step Therapy [Terapia Escalonada] • AL – Age Página 14 de 22 Limit [Límite de Edad] • Net Cost [Costo Neto] – Please refer to page 9 for monthly net cost range [Ver página 9  Revisado 5/12/2017 para rangos de costo neto mensual] • P – Preferred Contracted Product [Producto Contratado Preferido]

SALUD FÍSICA

Drug Name [Nombre del Medicamento]	Net Cost [Costo Neto]	Tier [Tier]	Reference Name [Nombre de Referencia]	Requirements/ Limits [Requerimientos/ Límites]
isosorbide mononitrate er 120 mg tab er 24 hr, 30 mg tab er 24 hr, 60 mg tab er 24 hr	1	Preferred	IMDUR	QL=5 días
NITROSTAT 0.3 mg tab subl, 0.4 mg tab subl, 0.6 mg tab subl	1	Preferred		QL=5 días
DENTAL AND ORAL AGENTS [AGENTES DENTALES Y ORALES]
Antifungals [Antifungales]
clotrimazole 10 mg mouth/throat lozenge, 10 mg mouth/throat troche	1	Preferred	MYCELEX	QL=5 días, OTC
nystatin 100000 unit/ml mouth/throat susp, 100000 unit/ml crm	1	Preferred	NYSTATIN	QL=5 días
DERMATOLOGICAL AGENTS [AGENTES DERMATOLÓGICOS]
Topical Antibiotics [Antibióticos Tópicos]
mupirocin 2 % oint	1	Preferred	BACTROBAN	QL=5 días
silver sulfadiazine 1 % crm	1	Preferred	SILVADENE	QL=5 días
gentamicin sulfate 0.1 % crm	2	Preferred	GARAMYCIN	QL=1 frasco / 5 días
gentamicin sulfate 0.1 % oint	2	Preferred	GARAMYCIN	QL=1 tubo / 5 días
DYSLIPIDEMICS [DISLIPIDÉMICOS]
Bile Acid Sequestrants [Secuestradores De Acidos Biliares]
cholestyramine 4 gm pckt, 4 gm/dose oral pwdr	3	Preferred	QUESTRAN	QL=5 días
cholestyramine light 4 gm pckt, 4 gm/dose oral pwdr	3	Preferred	QUESTRAN	QL=5 días
Fibric Acid Derivatives [Derivados De Ácido Fíbrico]
gemfibrozil 600 mg tab	1	Preferred	LOPID	QL=5 días
Hmg-Coa Reductase Inhibitors [Inhibidores De La Hmg-Coa Reductasa]
atorvastatin calcium 10 mg tab, 20 mg tab, 40 mg tab, 80 mg tab	1	Preferred	LIPITOR	QL=5 días
simvastatin 10 mg tab, 20 mg tab, 40 mg tab, 5 mg tab	1	Preferred	ZOCOR	QL=5 días

• PA – Prior Authorization [Pre Autorización] • aPA – Administrative Prior Authorization [Pre Autorización Administrativa] • QL – Quantity Limit [Límite de Cantidad] • ST – Step Therapy [Terapia Escalonada] • AL – Age Página 15 de 22 Limit [Límite de Edad] • Net Cost [Costo Neto] – Please refer to page 9 for monthly net cost range [Ver página 9  Revisado 5/12/2017 para rangos de costo neto mensual] • P – Preferred Contracted Product [Producto Contratado Preferido]

SALUD FÍSICA

Drug Name [Nombre del Medicamento]	Net Cost [Costo Neto]	Tier [Tier]	Reference Name [Nombre de Referencia]	Requirements/ Limits [Requerimientos/ Límites]
GASTROINTESTINAL AGENTS [AGENTES GASTROINTESTINALES]
Histamine2 (H2) Receptor Antagonists [Antagonistas Del Receptor De H2]
famotidine 20 mg tab, 40 mg tab	1	Preferred	PEPCID	QL=5 días
ranitidine hcl 15 mg/ml syr, 150 mg/10ml syr, 300 mg tab, 75 mg/5ml syr	1	Preferred	ZANTAC	QL=5 días
Miscellaneous Gastrointestinal Agents [Agentes Gastrointestinales Misceláneos]
ursodiol 300 mg cap	2	Preferred	ACTIGALL	PA, QL=5 días
Proton Pump Inhibitors [Inhibidores De La Bomba De Protones]
omeprazole 10 mg cap dr, 20 mg cap dr	1	Preferred	PRILOSEC	QL=5 días
GENITOURINARY AGENTS [AGENTES GENITOURINARIOS]
Miscellaneous Genitourinary Agents [Agentes Genitourinarios Misceláneos]
phenazopyridine hcl 100 mg tab, 200 mg tab	1	Preferred	PYRIDIUM	QL=3 días
HORMONAL AGENTS [AGENTES HORMONALES]
Antithyroid Agents [Agentes Antitiroide]
methimazole 10 mg tab, 5 mg tab	1	Preferred	TAPAZOLE	QL=5 días
propylthiouracil 50 mg tab	2	Preferred	PROPYLTHIOURA CIL	QL=5 días
Calcimimetic Agents [Agentes Calcimiméticos]
SENSIPAR 30 mg tab	7			PA, QL=5 días
SENSIPAR 60 mg tab	9			PA, QL=5 días
SENSIPAR 90 mg tab	10			PA, QL=5 días
Dopamine Agonists [Agonistas De Dopamina]
bromocriptine mesylate 2.5 mg tab	3	Preferred	PARLODEL	QL=5 días
Thyroid Hormones [Hormona Tiroidea]
levothyroxine sodium 100 mcg tab, 112 mcg tab, 125 mcg tab, 137 mcg tab, 150 mcg tab, 175 mcg tab, 200 mcg tab, 25 mcg tab, 300 mcg tab, 50 mcg tab, 75 mcg tab, 88 mcg tab	1	Preferred	SYNTHROID	QL=5 días

• PA – Prior Authorization [Pre Autorización] • aPA – Administrative Prior Authorization [Pre Autorización Administrativa] • QL – Quantity Limit [Límite de Cantidad] • ST – Step Therapy [Terapia Escalonada] • AL – Age Página 16 de 22 Limit [Límite de Edad] • Net Cost [Costo Neto] – Please refer to page 9 for monthly net cost range [Ver página 9  Revisado 5/12/2017 para rangos de costo neto mensual] • P – Preferred Contracted Product [Producto Contratado Preferido]

SALUD FÍSICA

Drug Name [Nombre del Medicamento]	Net Cost [Costo Neto]	Tier [Tier]	Reference Name [Nombre de Referencia]	Requirements/ Limits [Requerimientos/ Límites]
SYNTHROID 100 mcg tab, 112 mcg tab, 125 mcg tab, 137 mcg tab, 150 mcg tab, 175 mcg tab, 200 mcg tab, 25 mcg tab, 300 mcg tab, 50 mcg tab, 75 mcg tab, 88 mcg tab	1	Preferred		QL=5 días
IMMUNOSUPPRESSANTS [IMMUNOSUPRESORES]
Glucocorticosteroids [Glucocorticoides]
dexamethasone 0.5 mg tab, 0.5 mg/5ml oral elix, 0.5 mg/5ml soln, 0.75 mg tab, 1 mg tab, 1.5 mg tab, 2 mg tab, 4 mg tab, 6 mg tab	1	Preferred	DECADRON	QL=5 días
methylprednisolone 32 mg tab, 4 mg tab	1	Preferred	MEDROL	QL=5 días
prednisone 1 mg tab, 10 mg tab, 2.5 mg tab, 20 mg tab, 5 mg tab, 50 mg tab	1	Preferred	DELTASONE	QL=5 días
prednisone (pak) 10 mg tab, 5 mg tab	1	Preferred	DELTASONE	QL=5 días
methylprednisolone 16 mg tab, 8 mg tab	2	Preferred	MEDROL	QL=5 días

• PA – Prior Authorization [Pre Autorización] • aPA – Administrative Prior Authorization [Pre Autorización Administrativa] • QL – Quantity Limit [Límite de Cantidad] • ST – Step Therapy [Terapia Escalonada] • AL – Age Página 17 de 22 Limit [Límite de Edad] • Net Cost [Costo Neto] – Please refer to page 9 for monthly net cost range [Ver página 9  Revisado 5/12/2017 para rangos de costo neto mensual] • P – Preferred Contracted Product [Producto Contratado Preferido]

SALUD FÍSICA

INFLAMMATORY BOWEL DISEASE [ENFERMEDAD INFLAMATORIA INTESTINAL]
Aminosalicylates [Aminosalicilatos]
DELZICOL 400 mg cap dr	5	Preferred		QL=5 días, P
ASACOL HD 800 mg tab dr	6	Preferred		QL=5 días, P
Sulfonamides [Sulfonamidas]
sulfasalazine 500 mg tab, 500 mg tab dr	1	Preferred	AZULFIDINE	QL=5 días
MINERALS & ELECTROLYTES [MINERALES Y ELECTROLITOS]
MUSCLE RELAXANTS [RELAJANTES MUSCULARES]
Antispasticity Agents [Agentes Antiespasticidad]
baclofen 10 mg tab, 20 mg tab	1	Preferred	LIORESAL	QL=5 días
dantrolene sodium 25 mg cap, 50 mg cap	2	Preferred	DANTRIUM	QL=5 días

Drug Name [Nombre del Medicamento]	Net Cost [Costo Neto]	Tier [Tier]	Reference Name [Nombre de Referencia]	Requirements/ Limits [Requerimientos/ Límites]
dantrolene sodium 100 mg cap	3	Preferred	DANTRIUM	QL=5 días
Skeletal Muscle Relaxants [Relajantes Musculoesqueletales]
cyclobenzaprine hcl 10 mg tab	1	Preferred	FLEXERIL	QL=5 días
OPHTHALMIC AGENTS [AGENTES OFTÁLMICOS]
Antiglaucoma Agents [Agentes Antiglaucoma]
brimonidine tartrate 0.2 % ophth soln	1	Preferred	ALPHAGAN	QL=1 frasco 5 ml / 15 días
dorzolamide hcl 2 % ophth soln	1	Preferred	TRUSOPT	QL=1 frasco / 30 días
levobunolol hcl 0.5 % ophth soln	1	Preferred	BETAGAN	QL=1 frasco / 15 días
levobunolol hcl 0.25 % ophth soln	1	Preferred	BETAGAN	QL=1 frasco / 15 días
timolol maleate 0.5 % ophth soln	1	Preferred	TIMOPTIC	QL=1 frasco / 30 días
timolol maleate 0.25 % ophth soln	1	Preferred	TIMOPTIC	QL=1 frasco / 25 días

• PA – Prior Authorization [Pre Autorización] • aPA – Administrative Prior Authorization [Pre Autorización Administrativa] • QL – Quantity Limit [Límite de Cantidad] • ST – Step Therapy [Terapia Escalonada] • AL – Age Página 18 de 22 Limit [Límite de Edad] • Net Cost [Costo Neto] – Please refer to page 9 for monthly net cost range [Ver página 9  Revisado 5/12/2017 para rangos de costo neto mensual] • P – Preferred Contracted Product [Producto Contratado Preferido]

SALUD FÍSICA

dorzolamide hcl-timolol mal ophth sol 22.3-6.8 mg/ml	1	Preferred	COSOPT	QL=1 frasco / 30 días
betaxolol hcl 0.5 % ophth soln	2	Non-Preferred	BETOPTIC	QL=1 frasco / 15 días
Ophthalmic Antibiotics [Antibióticos Oftálmicos]
gentamicin sulfate 0.3 % ophth oint	1	Preferred	GARAMYCIN	QL=5 días
gentamicin sulfate 0.3 % ophth soln	1	Preferred	GARAMYCIN	QL=5 días
tobramycin 0.3 % ophth soln	1	Preferred	TOBREX	QL=1 frasco / 5 días
Ophthalmic Prostaglandins [Prostaglandinas Oftálmicas]
latanoprost 0.005 % ophth soln	1	Preferred	XALATAN	QL=1 frasco / 25 días
Ophthalmic Steroids [Esteroides Oftálmicos]
neomycin -polymyxindexamethasone 3.5-100000.1 ophth oint, 3.5-100000.1 ophth susp	1	Preferred	MAXITROL

Drug Name [Nombre del Medicamento]	Net Cost [Costo Neto]	Tier [Tier]	Reference Name [Nombre de Referencia]	Requirements/ Limits [Requerimientos/ Límites]
prednisolone acetate 1 % ophth susp	2	Preferred	PRED FORTE	QL=1 frasco 5ml / 25 días
OTIC AGENTS [AGENTES OTICOS]
Miscellaneous Otic Agents [Agentes Oticos Misceláneos]
acetic acid 2 % otic soln	2	Preferred	VOSOL	QL= 1 frasco / 10 días
Otic Antibiotics [Antibióticos Oticos]
neomycin -polymyxin-hc 1 % otic soln, 3.5-10000-1 otic soln, 3.5-10000-1 otic susp	2	Preferred	CORTISPORIN	QL=1 frasco / 10 días
RESPIRATORY AGENTS [AGENTES RESPIRATORIOS]
Anticholinergic Bronchodilators [Broncodilatadores Anticolinérgicos]

 • PA – Prior Authorization [Pre Autorización] • aPA – Administrative Prior Authorization [Pre Autorización Administrativa] • QL – Quantity Limit [Límite de Cantidad] • ST – Step Therapy [Terapia Escalonada] • AL – Age Página 19 de 22 Limit [Límite de Edad] • Net Cost [Costo Neto] – Please refer to page 9 for monthly net cost range [Ver página 9  Revisado 5/12/2017 para rangos de costo neto mensual] • P – Preferred Contracted Product [Producto Contratado Preferido]

SALUD FÍSICA

ipratropium bromide 0.02 % inh soln	1	Non-Preferred	ATROVENT	QL=5 días
Antileukotrienes [Antileukotrienos]
montelukast sodium 10 mg tab, 4 mg tab chew, 5 mg tab chew	1	Preferred	SINGULAIR	QL=5 días
Antitussive-Expectorant [Expectorantes Antitusivos]
guaifenesin -codeine 100-10 mg/5ml soln	1	Preferred	CHERATUSSIN	QL=5 días
Inhaled Corticosteroids [Corticosteroides Inhalados]
FLOVENT DISKUS 100 mcg/blist inh aer pwdr, 250 mcg/blist inh aer pwdr, 50 mcg/blist inh aer pwdr	3	Preferred		QL=1 pompa / 30 días, P
FLOVENT HFA 110 mcg/act inh aer	3	Preferred		QL=1 pompa / 30 días, P
FLOVENT HFA 44 mcg/act inh aer	3	Preferred		QL=1 pompa / 30 días, P
budesonide 0.25 mg/2ml inh susp, 0.5 mg/2ml inh susp,	4	Non-Preferred	PULMICORT	QL=5 días, AL 012 años
budesonide 1mg/2ml inh susp	8	Non-Preferred	PULMICORT	AL 0-12 años
FLOVENT HFA 220 mcg/act inh aer	4	Preferred		QL=1 pompa / 30 días, P

 • PA – Prior Authorization [Pre Autorización] • aPA – Administrative Prior Authorization [Pre Autorización Administrativa] • QL – Quantity Limit [Límite de Cantidad] • ST – Step Therapy [Terapia Escalonada] • AL – Age Página 20 de 22 Limit [Límite de Edad] • Net Cost [Costo Neto] – Please refer to page 9 for monthly net cost range [Ver página 9  Revisado 5/12/2017 para rangos de costo neto mensual] • P – Preferred Contracted Product [Producto Contratado Preferido]

SALUD FÍSICA

Drug Name [Nombre del Medicamento]	Net Cost [Costo Neto]	Tier [Tier]	Reference Name [Nombre de Referencia]	Requirements/ Limits [Requerimientos/ Límites]
Sedating Histamine1 Blocking Agents [Sedantes Bloqueadores Histamine1]
promethazine hcl 12.5 mg tab, 25 mg tab, 50 mg tab, 6.25 mg/5ml soln, 6.25 mg/5ml syr	1	Preferred	PHENERGAN	QL=5 días
Sympathomimetic Bronchodilators [Broncodilatadores Simpatomiméticos]
albuterol sulfate (2.5 mg/3ml) 0.083% inh neb soln, (5 mg/ml) 0.5% inh neb soln, 2 mg/5ml syr	1	Preferred	PROVENTIL	QL=5 días
terbutaline sulfate 2.5 mg tab, 5 mg tab	1	Preferred	BRETHINE	QL=5 días
VENTOLIN HFA 108 (90 base) mcg/act inh aer	1	Preferred		QL=1 frasco / 30 días, P

 • PA – Prior Authorization [Pre Autorización] • aPA – Administrative Prior Authorization [Pre Autorización Administrativa] • QL – Quantity Limit [Límite de Cantidad] • ST – Step Therapy [Terapia Escalonada] • AL – Age Página 21 de 22 Limit [Límite de Edad] • Net Cost [Costo Neto] – Please refer to page 9 for monthly net cost range [Ver página 9  Revisado 5/12/2017 para rangos de costo neto mensual] • P – Preferred Contracted Product [Producto Contratado Preferido]

SALUD FÍSICA

SUB MENTAL

Drug Name [Nombre del Medicamento]	Net Cost [Costo Neto]	Tier [Tier]	Reference Name [Nombre de Referencia]	Requirements/ Limits [Requerimientos/ Límites]
THERAPEUTIC CATEGORY [CATEGORÍA TERAPÉUTICA]
Therapeutic Class [Clase Terapéutica]
ANTIANXIETY AGENTS [AGENTES PARA LA ANXIEDAD]
Benzodiazepines [Benzodiazepinas]
diazepam 10 mg tab, 2 mg tab, 5 mg tab	1	Preferred	VALIUM	QL=5 días
lorazepam 0.5 mg tab, 1 mg tab	1	Preferred	ATIVAN	QL=5 días
Sedating Histamine 1 Blocking Agents [Sedantes Bloqueadores Histamine 1]
hydroxyzine pamoate 100 mg cap, 25 mg cap, 50 mg cap	1	Preferred	VISTARIL	QL=30 días
ANTIDEPRESSANTS [ANTIDEPRESIVOS]
Miscellaneous Antidepressants [Antidepresivos Misceláneos]
bupropion hcl 75 mg tab	1	Preferred	WELLBUTRIN	QL=30 días
bupropion hcl er (sr) 100 mg tab er 12 hr, 150 mg tab er 12 hr, 200 mg tab er 12 hr	1	Preferred	WELLBUTRIN SR	QL=30 días
mirtazapine 15 mg tab, 30 mg tab, 45 mg tab, 7.5 mg tab	1	Preferred	REMERON	QL=30 días
trazodone hcl 100 mg tab, 150 mg tab, 50 mg tab	1	Preferred	DESYREL	QL=30 días
bupropion hcl 100 mg tab	2	Non-Preferred	WELLBUTRIN	QL=30 días
bupropion hcl er (xl) 150 mg tab er 24 hr, 300 mg tab er 24 hr	2	Non-Preferred	WELLBUTRIN XL	QL=30 días
mirtazapine 15 mg odt, 30 mg odt, 45 mg odt	3	Non-Preferred	REMERON	QL=30 días

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SUB MENTAL

Serotonin and/or Norepinephrine Modulators [Moduladores De Serotonina y/o Norepinefrina]
citalopram hydrobromide 10 mg tab, 20 mg tab, 40 mg tab	1	Preferred	CELEXA	QL=30 días
fluoxetine hcl 10 mg cap, 20 mg cap	1	Preferred	PROZAC	QL=30 días
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SUB MENTAL

Drug Name [Nombre del Medicamento]	Net Cost [Costo Neto]	Tier [Tier]	Reference Name [Nombre de Referencia]	Requirements/ Limits [Requerimientos/ Límites]
paroxetine hcl 20 mg tab, 30 mg tab, 40 mg tab	1	Preferred	PAXIL	QL=30 días
sertraline hcl 100 mg tab, 25 mg tab, 50 mg tab	1	Preferred	ZOLOFT	QL=30 días
venlafaxine hcl 100 mg tab, 25 mg tab, 37.5 mg tab, 50 mg tab, 75 mg tab	1	Preferred	EFFEXOR	QL=30 días
Tricyclic Agents [Tricíclicos]
amitriptyline hcl 10 mg tab, 100 mg tab, 150 mg tab, 25 mg tab, 50 mg tab, 75 mg tab	1	Preferred	ELAVIL	QL=30 días
doxepin hcl 10 mg cap, 25 mg cap, 50 mg cap, 75 mg cap	1	Preferred	SINEQUAN	QL=30 días
imipramine hcl 10 mg tab, 25 mg tab, 50 mg tab	1	Preferred	TOFRANIL	QL=30 días
nortriptyline hcl 10 mg cap, 25 mg cap, 50 mg cap, 75 mg cap	1	Preferred	PAMELOR	QL=30 días
doxepin hcl 100 mg cap, 150 mg cap	2	Preferred	SINEQUAN	QL=30 días
ANTIPARKINSON AGENTS [AGENTES ANTIPARKINSON]
Anticholinergics [Anticolinérgicos]
benztropine mesylate 0.5 mg tab, 1 mg tab, 2 mg tab	1	Preferred	COGENTIN	QL=30 días
ANTIPSYCHOTICS [ANTIPSICÓTICOS]
Atypical - Second Generation [Atípicos - Segunda Generación]
risperidone 0.25 mg tab, 0.5 mg tab, 1 mg tab, 2 mg tab, 3 mg tab, 4 mg tab	1	Preferred	RISPERDAL	QL=5 días
Typical - First Generation [Típicos - Primera Generación]
haloperidol 0.5 mg tab, 1 mg tab, 2 mg tab	1	Preferred	HALDOL	QL=5 días
haloperidol 5 mg tab	2	Preferred	HALDOL	QL=5 días
haloperidol 10 mg tab	3	Preferred	HALDOL	QL=5 días
haloperidol 20 mg tab	4	Preferred	HALDOL	QL=5 días

• PA – Prior Authorization [Pre Autorización] • aPA – Administrative Prior Authorization [Pre Autorización Administrativa] • QL – Quantity Limit [Límite de Cantidad] • ST – Step Therapy [Terapia Escalonada] • AL – Age Limit [Límite de Edad] • Net Cost [Costo Neto] – Please refer to page 7 for monthly net cost range [Ver  Página 3 de 7 página 7 para rangos de costo neto mensual] • P – Preferred Contracted Product [Producto Contratado Preferido] Revisado 5/12/2017

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SUB MENTAL

Drug Name [Nombre del Medicamento]	Net Cost [Costo Neto]	Tier [Tier]	Reference Name [Nombre de Referencia]	Requirements/ Limits [Requerimientos/ Límites]
DETOX TREATMENT [TRATAMIENTO DE DETOX]
Detox Treatment [Tratamiento De Detox]
clonidine hcl 0.1 mg tab	1	Preferred	CATAPRESS	QL=7 días
folic acid 1 mg tab	1	Preferred	FOLIC ACID	QL=7 días
ibuprofen 800 mg tab	1	Preferred	MOTRIN	QL=7 días
loperamide hcl 2 mg cap	1	Preferred	IMODIUM	QL=7 días
vitamin b-1 100 mg tab	1	Preferred	THIAMINE	QL=7 días
MOOD STABILIZERS [ESTABILIZADORES DEL ÁNIMO]
Bipolar Agents [Agentes Para Bipolaridad]
divalproex sodium 125 mg tab dr, 250 mg tab dr, 500 mg tab dr	1	Preferred	DEPAKOTE	QL=30 días
lamotrigine 100 mg tab, 150 mg tab, 200 mg tab, 25 mg tab	1	Preferred	LAMICTAL	QL=30 días
valproic acid 250 mg cap, 250 mg/5ml soln, 250 mg/5ml syr	1	Preferred	DEPAKENE	QL=30 días
PSYCHOSTIMULANTS [PSICOESTIMULANTES]
ADHD Amphetamines [Anfetaminas ADHD]
amphetamine- dextroamphetamine 15 mg tab, 30 mg tab	2	Preferred	ADDERALL	QL=30 días, AL 4-20 años, PA ≥ 21 años

• PA – Prior Authorization [Pre Autorización] • aPA – Administrative Prior Authorization [Pre Autorización Administrativa] • QL – Quantity Limit [Límite de Cantidad] • ST – Step Therapy [Terapia Escalonada] • AL – Age Limit [Límite de Edad] • Net Cost [Costo Neto] – Please refer to page 7 for monthly net cost range [Ver  Página 4 de7 página 7 para rangos de costo neto mensual] • P – Preferred Contracted Product [Producto Contratado Preferido] Revisado 5/12/2017

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SUB MENTAL

amphetaminedextroamphetamine 10 mg tab, 12.5 mg tab, 20 mg tab, 5 mg tab, 7.5 mg tab	3	Preferred	ADDERALL	QL=30 días, AL 4-20 años, PA ≥ 21 años
dextroamphetamine sulfate 10 mg tab, 5 mg tab	3	Preferred	DEXEDRINE	QL=30 días, AL 4-20 años, PA ≥ 21 años
dextroamphetamine sulfate er 5 mg cap er 24 hr, 10 mg cap er 24 hr	4	Non-Preferred	DEXEDRINE SR	QL=30 días, AL 4-20 años, PA ≥ 21 años
dextroamphetamine sulfate er 15 mg cap er 24 hr	5	Non-Preferred	DEXEDRINE SR	QL=30 días, AL 4-20 años, PA ≥ 21 años
DYANAVEL XR oral susp. er 2.5 mg/ mL	4	Non-Preferred	DYANAVEL XR	PA, AL 6-20 años

Drug Name [Nombre del Medicamento]	Net Cost [Costo Neto]	Tier [Tier]	Reference Name [Nombre de Referencia]	Requirements/ Limits [Requerimientos/ Límites]
ADHD Non-Amphetamines [No-Anfetaminas ADHD]
clonidine hcl 0.1 mg tab	1	Preferred	CATAPRESS	QL=7 días
dexmethylphenidate hcl 2.5 mg tab, 5 mg tab	2	Preferred	FOCALIN	QL=30 días, AL 6-20 años, PA ≥ 21 años
methylphenidate hcl 5 mg tab	2	Preferred	RITALIN	QL=30 días, AL 6-20 años, PA ≥ 21 años
dexmethylphenidate hcl 10 mg tab	3	Preferred	FOCALIN	QL=30 días, AL 6-20 años, PA ≥ 21 años
methylphenidate hcl 10 mg tab, 20 mg tab	3	Preferred	RITALIN	QL=30 días, AL 6-20 años, PA ≥ 21 años
STRATTERA 10 mg cap, 100 mg cap, 18 mg cap, 25 mg cap, 40 mg cap, 60 mg cap, 80 mg cap	4	Preferred		PA, QL=30 días, AL 6-20 años, PA ≥ 21 años, P

• PA – Prior Authorization [Pre Autorización] • aPA – Administrative Prior Authorization [Pre Autorización Administrativa] • QL – Quantity Limit [Límite de Cantidad] • ST – Step Therapy [Terapia Escalonada] • AL – Age Limit [Límite de Edad] • Net Cost [Costo Neto] – Please refer to page 7 for monthly net cost range [Ver  Página 5 de7 página 7 para rangos de costo neto mensual] • P – Preferred Contracted Product [Producto Contratado Preferido] Revisado 5/12/2017

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SUB MENTAL

SLEEP DISORDER AGENTS [DESORDENES DEL SUEÑO]
Benzodiazepines [Benzodiazepinas]
flurazepam hcl 15 mg cap, 30 mg cap	1	Preferred	DALMANE	QL=5 días
temazepam 15 mg cap, 30 mg cap	1	Preferred	RESTORIL	QL=5 días
Miscellaneous Sleep Disorder Agents [Agentes Misceláneos Desordenes Del Sueño]
zolpidem tartrate 10 mg tab, 5 mg tab	1	Preferred	AMBIEN	QL=5 días

• PA – Prior Authorization [Pre Autorización] • aPA – Administrative Prior Authorization [Pre Autorización Administrativa] • QL – Quantity Limit [Límite de Cantidad] • ST – Step Therapy [Terapia Escalonada] • AL – Age Limit [Límite de Edad] • Net Cost [Costo Neto] – Please refer to page 7 for monthly net cost range [Ver  Página 6 de7 página 7 para rangos de costo neto mensual] • P – Preferred Contracted Product [Producto Contratado Preferido] Revisado 5/12/2017

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DENTAL

Drug Name [Nombre del Medicamento]	Net Cost [Costo Neto]	Tier [Tier]	Reference Name [Nombre de Referencia]	Requirements/ Limits [Requerimientos/ Límites]
THERAPEUTIC CATEGORY [CATEGORÍA TERAPÉUTICA]
Therapeutic Class [Clase Terapéutica]
ANALGESICS [ANALGÉSICOS]
Nonsteroidal Anti-Inflammatory Agents (Nsaids) [Anti-Inflamatorios No Esteroidales]
ibuprofen 400 mg tab, 600 mg tab, 800 mg tab	1	Preferred	MOTRIN	QL=7 días
naproxen 250 mg tab, 375 mg tab, 500 mg tab	1	Preferred	NAPROSYN	QL=7 días
naproxen dr 375 mg tab dr, 500 mg tab dr	1	Preferred	NAPROSYN	QL=7 días
Short-Acting Opioid Analgesics [Analgésicos Opiodes De Corta Duración]
acetaminophen -codeine 120-12 mg/5ml soln, 300-15 mg tab, 300-30 mg tab, 300- 60 mg tab	1	Preferred	TYLENOL- CODEINE	QL=7 días
acetaminophen-codeine #2 300-15 mg tab	1	Preferred	TYLENOL- CODEINE	QL=7 días
acetaminophen-codeine #3 300-30 mg tab	1	Preferred	TYLENOL- CODEINE	QL=7 días
acetaminophen-codeine #4 300-60 mg tab	1	Preferred	TYLENOL- CODEINE	QL=7 días
hydrocodone- acetaminophen 10-325 mg tab, 5-325 mg tab, 7.5-325 mg tab	1	Preferred	VICODIN	QL=7 días
ANTIBACTERIALS [ANTIBACTERIANOS]
First Generation Cephalosporins [Cefalosporinas De Primera Generación]
cephalexin 125 mg/5ml susp, 250 mg cap, 500 mg cap	1	Preferred	KEFLEX
cefadroxil 250 mg/5ml susp	2	Non-Preferred	DURICEF	AL ≤ 12 años
cephalexin 250 mg/5ml susp	2	Preferred	KEFLEX
cefadroxil 500 mg/5ml susp	3	Non-Preferred	DURICEF	AL ≤ 12 años
Macrolides [Macrólidos]
ERY -TAB 500 mg tab dr	3	Preferred

DENTAL

Drug Name [Nombre del Medicamento]	Net Cost [Costo Neto]	Tier [Tier]	Reference Name [Nombre de Referencia]	Requirements/ Limits [Requerimientos/ Límites]
erythromycin base 250 mg cap dr prt, 250 mg tab, 500 mg tab	3	Preferred	ERY-TAB
erythromycin ethylsuccinate 400 mg tab	3	Preferred	E.E.S.
ERYTHROCIN STEARATE 250 mg tab	4	Non-Preferred
E.E.S. GRANULES 200 mg/5ml susp	5	Preferred
ERYPED 200 200 mg/5ml susp	5	Preferred
ERYPED 400 400 mg/5ml susp	6	Preferred
Miscellaneous Antibacterials [Antibacterianos Misceláneos]
clindamycin hcl 150 mg cap, 300 mg cap, 75 mg cap	1	Preferred	CLEOCIN
Penicillins [Penicilinas]
amoxicillin 125 mg/5ml susp, 200 mg/5ml susp, 250 mg cap, 250 mg/5ml susp, 400 mg/5ml susp, 500 mg cap, 500 mg tab, 875 mg tab	1	Preferred	AMOXIL
ampicillin 125 mg/5ml susp, 250 mg cap, 250 mg/5ml susp, 500 mg cap	1	Preferred	PRINCIPEN
penicillin v potassium 125 mg/5ml soln, 250 mg tab, 250 mg/5ml soln, 500 mg tab	1	Preferred	VEETIDS

DENTAL

FORMULARIO DE EMERGENCIA INTEGRADO (FEI)

Drug Name [Nombre del Medicamento]	Net Cost [Costo Neto]	Tier [Tier]	Reference Name [Nombre de Referencia]	Requirements/ Limits [Requerimientos / Límites]
THERAPEUTIC CATEGORY [CATEGORÍA TERAPÉUTICA]
Therapeutic Class [Clase Terapéutica]
ANALGESICS [ANALG ÉSICOS]
Nonsteroidal Anti-Inflammatory Agents (Nsaids) [ Anti-Inflamatorios No Esteroidales]
ibuprofen 400 mg tab, 600 mg tab, 800 mg tab	1	Preferred	MOTRIN	QL = 5 días
indomethacin 25 mg cap, 50 mg cap	1	Non-Preferred	INDOCIN	QL = 5 días
nabumetone 500 mg tab, 750 mg tab	1	Preferred	RELAFEN	QL = 5 días
naproxen 250 mg tab, 375 mg tab, 500 mg tab	1	Preferred	NAPROSYN	QL = 5 días
naproxen sodium 275 mg tab, 550 mg tab	1	Preferred	ANAPROX	QL = 5 días
salsalate 500 mg tab, 750 mg tab	1	Preferred	DISALCID	QL = 5 días
Short-Acting Opioid Analgesics [Analgésicos Opiodes De Corta Duración]
acetaminophen -codeine 120-12 mg/5ml soln, 300-15 mg tab, 300-30 mg tab, 300- 60 mg tab	1	Preferred	TYLENOL- CODEINE	QL = 5 días
acetaminophen-codeine #2 300-15 mg tab	1	Preferred	TYLENOL- CODEINE	QL = 5 días
acetaminophen-codeine #3 300-30 mg tab	1	Preferred	TYLENOL- CODEINE	QL = 5 días
acetaminophen-codeine #4 300-60 mg tab	1	Preferred	TYLENOL- CODEINE	QL = 5 días
butalbital-apap-caffeine 50325-40 mg tab	1	Preferred	FIORICET	QL = 5 días
tramadol hcl 50 mg tab	1	Preferred	ULTRAM	QL = 5 días
butalbital-apap-caffeine 50325-40 mg cap	2	Preferred	FIORICET	QL = 5 días

• PA - Prior Authorization [Pre Autorización] • aPA – Administrative Prior Authorization [Pre Autorización Administrativa] • QL - Quantity Limit [Límite de Cantidad] • ST - Step Therapy [Terapia Escalonada] • AL - Age Limit [Límite de Edad] • Net Cost [Costo Neto] - Please refer to page #12 for monthly net cost range [Ver página #12 para rangos de costo neto mensual] • P – Preferred Contracted Product [Producto Contratado Preferido]

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FORMULARIO DE EMERGENCIA INTEGRADO (FEI)

Drug Name [Nombre del Medicamento]	Net Cost [Costo Neto]	Tier [Tier]	Reference Name [Nombre de Referencia]	Requirements/ Limits [Requerimientos / Límites]
ANESTHETICS [ANESTÉSICOS]
Local Anesthetics [Anestésicos Locales]
lidocaine viscous 2 % mouth/throat soln	1	Preferred	XYLOCAINE	QL = 5 días
ANTIANXIETY AGENTS [AGENTES PARA LA ANXIEDAD]
Benzodiazepines [Benzodiazepinas]
clonazepam 0.5 mg tab, 1 mg tab, 2mg tab	1	Preferred	KLONOPIN	QL = 5 días
diazepam 10 mg tab, 2 mg tab, 5 mg tab	1	Preferred	VALIUM	QL = 5 días
lorazepam 0.5 mg tab, 1 mg tab	1	Preferred	ATIVAN	QL = 5 días
temazepam 15 mg cap, 30 mg cap	1	Preferred	RESTORIL	QL = 5 días
Miscellaneous Anxiolytics [Ansiolíticos Misceláneos]
hydroxyzine pamoate 100 mg cap, 25 mg cap, 50 mg cap	1	Preferred	VISTARIL	QL = 5 días
ANTIBACTERIALS [ANTIBACTERIANOS]
First Generation Cephalosporins [Cefalosporinas De Primera Generación]
cephalexin 125 mg/5ml susp, 250 mg cap, 500 mg cap	1	Preferred	KEFLEX	QL = 5 días

• PA - Prior Authorization [Pre Autorización] • aPA – Administrative Prior Authorization [Pre Autorización Administrativa] • QL - Quantity Limit [Límite de Cantidad] • ST - Step Therapy [Terapia Escalonada] • AL - Age Limit [Límite de Edad] • Net Cost [Costo Neto] - Please refer to page #12 for monthly net cost range [Ver página #12 para rangos de costo neto mensual] • P – Preferred Contracted Product [Producto Contratado Preferido]

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FORMULARIO DE EMERGENCIA INTEGRADO (FEI)

cefadroxil 250 mg/5ml susp	2	Non-Preferred	DURICEF	QL = 5 días, AL ≤ 12
cephalexin 250 mg/5ml susp	2	Preferred	KEFLEX	QL = 5 días
cefadroxil 500 mg/5ml susp	3	Non-Preferred	DURICEF	QL = 5 días, AL ≤ 12
Macrolides [Macrólidos]
azithromycin 250 mg tab, 500 mg tab	1	Preferred	ZITHROMAX	QL = 5 días
azithromycin 1 gm pckt, 100 mg/5ml susp, 200 mg/5ml susp, 600 mg tab	2	Preferred	ZITHROMAX	QL = 5 días

Drug Name [Nombre del Medicamento]	Net Cost [Costo Neto]	Tier [Tier]	Reference Name [Nombre de Referencia]	Requirements/ Limits [Requerimientos / Límites]
clarithromycin 125 mg/5ml susp, 250 mg tab, 500 mg tab	2	Preferred	BIAXIN	QL = 5 días
clarithromycin 250 mg/5ml susp	3	Preferred	BIAXIN	QL = 5 días
erythromycin base 250 mg cap dr prt, 250 mg tab, 500 mg tab	3	Preferred	ERY-TAB	QL = 5 días
erythromycin ethylsuccinate 400 mg tab	3	Preferred	E.E.S.	QL = 5 días
ERYTHROCIN STEARATE 250 mg tab	4	Non-Preferred		QL = 5 días
Miscellaneous Antibacterials [Antibacterianos Misceláneos]
clindamycin hcl 150 mg cap, 300 mg cap, 75 mg cap	1	Preferred	CLEOCIN	QL = 5 días
MACRODANTIN 25 mg cap	1	Preferred		QL = 5 días

 • PA - Prior Authorization [Pre Autorización] • aPA – Administrative Prior Authorization [Pre Autorización Administrativa] • QL - Quantity Limit [Límite de Cantidad] • ST - Step Therapy [Terapia Escalonada] • AL - Age Limit [Límite de Edad] • Net Cost [Costo Neto] - Please refer to page #12 for monthly net cost range [Ver página #12 para rangos de costo neto mensual] • P – Preferred Contracted Product [Producto Contratado Preferido]

Página 3 de 28

FORMULARIO DE EMERGENCIA INTEGRADO (FEI)

metronidazole 250 mg tab, 500 mg tab	1	Preferred	FLAGYL	QL = 5 días
nitrofurantoin macrocrystal 50 mg cap	1	Preferred	MACRODANTIN	QL = 5 días
nitrofurantoin macrocrystal 100 mg cap	2	Preferred	MACRODANTIN	QL = 5 días
nitrofurantoin oral suspension 25 MG/5ML	6	Non-Preferred	FURADANTIN
nitrofurantoin monohyd macro 100 mg cap	2	Preferred	MACROBID	QL = 5 días
Penicillins [Penicilinas]
amoxicillin 125 mg/5ml susp, 200 mg/5ml susp, 250 mg cap, 250 mg/5ml susp, 400 mg/5ml susp, 500 mg cap, 500 mg tab, 875 mg tab	1	Preferred	AMOXIL	QL = 5 días

Drug Name [Nombre del Medicamento]	Net Cost [Costo Neto]	Tier [Tier]	Reference Name [Nombre de Referencia]	Requirements/ Limits [Requerimientos / Límites]
amoxicillin-pot clavulanate 200-28.5 mg/5ml susp, 40057 mg/5ml susp, 500-125 mg tab, 600-42.9 mg/5ml susp, 875-125 mg tab	1	Preferred	AUGMENTIN	QL = 5 días
ampicillin 125 mg/5ml susp, 250 mg cap, 250 mg/5ml susp, 500 mg cap	1	Preferred	PRINCIPEN	QL = 5 días
penicillin v potassium 125 mg/5ml soln, 250 mg tab, 250 mg/5ml soln, 500 mg tab	1	Preferred	VEETIDS	QL = 5 días
amoxicillin-pot clavulanate 250-125 mg tab, 250-62.5 mg/5ml susp	3	Preferred	AUGMENTIN	QL = 5 días

 • PA - Prior Authorization [Pre Autorización] • aPA – Administrative Prior Authorization [Pre Autorización Administrativa] • QL - Quantity Limit [Límite de Cantidad] • ST - Step Therapy [Terapia Escalonada] • AL - Age Limit [Límite de Edad] • Net Cost [Costo Neto] - Please refer to page #12 for monthly net cost range [Ver página #12 para rangos de costo neto mensual] • P – Preferred Contracted Product [Producto Contratado Preferido]

Página 4 de 28

FORMULARIO DE EMERGENCIA INTEGRADO (FEI)

Quinolones [Quinolonas]
ciprofloxacin hcl 250 mg tab, 500 mg tab, 750 mg tab	1	Preferred	CIPRO	QL = 5 días
levofloxacin 250 mg tab, 500 mg tab, 750 mg tab	1	Preferred	LEVAQUIN	QL = 5 días
ciprofloxacin 500 mg/5ml (10%) susp	3	Preferred	CIPRO	QL = 5 días
ciprofloxacin 250 mg/5ml (5%) susp	4	Preferred	CIPRO	QL = 5 días
Second Generation Cephalosporins [Cefalosporinas De Segunda Generación]
cefaclor 250 mg cap, 500 mg cap	2	Preferred	CECLOR	QL = 5 días
cefprozil 125 mg/5ml susp, 250 mg tab, 250 mg/5ml susp, 500 mg tab	2	Preferred	CEFZIL	QL = 5 días
Sulfonamides [Sulfonamidas]
sulfamethoxazole -tmp ds 800-160 mg tab	1	Preferred	SEPTRA	QL = 5 días

Drug Name [Nombre del Medicamento]	Net Cost [Costo Neto]	Tier [Tier]	Reference Name [Nombre de Referencia]	Requirements/ Limits [Requerimientos / Límites]
sulfamethoxazoletrimethoprim 200-40 mg/5ml susp, 400-80 mg tab	1	Preferred	SEPTRA	QL = 5 días
Third Generation Cephalosporins [Cefalosporinas De Tercera Generación]
cefdinir 125 mg/5ml susp, 300 mg cap	2	Preferred	OMNICEF	QL = 5 días
cefdinir 250 mg/5ml susp	3	Preferred	OMNICEF	QL = 5 días

 • PA - Prior Authorization [Pre Autorización] • aPA – Administrative Prior Authorization [Pre Autorización Administrativa] • QL - Quantity Limit [Límite de Cantidad] • ST - Step Therapy [Terapia Escalonada] • AL - Age Limit [Límite de Edad] • Net Cost [Costo Neto] - Please refer to page #12 for monthly net cost range [Ver página #12 para rangos de costo neto mensual] • P – Preferred Contracted Product [Producto Contratado Preferido]
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FORMULARIO DE EMERGENCIA INTEGRADO (FEI)

ANTICONVULSANTS [ANTICONVULSIVANTES]
Anticonvulsants [Anticonvulsivantes]
carbamazepine 100 mg tab chew, 200 mg tab	1	Preferred	TEGRETOL	QL = 5 días
clonazepam 0.5 mg tab, 1 mg tab, 2mg tab	1	Preferred	KLONOPIN	QL = 5 días
divalproex sodium 125 mg tab dr, 250 mg tab dr, 500 mg tab dr	1	Preferred	DEPAKOTE	QL = 5 días
gabapentin 100 mg cap, 300 mg cap, 400 mg cap, 600 mg tab, 800 mg tab	1	Preferred	NEURONTIN	QL = 5 días
lamotrigine 100 mg tab, 150 mg tab, 200 mg tab, 25 mg tab	1	Preferred	LAMICTAL	QL = 5 días
lamotrigine chew tab 5 mg, 25 mg	3	Non-Preferred	LAMICTAL
levetiracetam 250 mg tab, 500 mg tab	1	Preferred	KEPPRA	QL = 5 días
levetiracetam er 24 hrs 500 mg tab, 750 mg	3	Non-Preferred	KEPPRA XR
oxcarbazepine 150 mg tab	1	Preferred	TRILEPTAL	QL = 5 días
phenobarbital 100 mg tab, 15 mg tab, 16.2 mg tab, 30 mg tab, 32.4 mg tab, 60 mg tab, 64.8 mg tab, 97.2 mg tab	1	Preferred	PHENOBARBITAL	QL = 5 días

Drug Name [Nombre del Medicamento]	Net Cost [Costo Neto]	Tier [Tier]	Reference Name [Nombre de Referencia]	Requirements/ Limits [Requerimientos / Límites]
primidone 250 mg tab, 50 mg tab	1	Preferred	MYSOLINE	QL = 5 días

 • PA - Prior Authorization [Pre Autorización] • aPA – Administrative Prior Authorization [Pre Autorización Administrativa] • QL - Quantity Limit [Límite de Cantidad] • ST - Step Therapy [Terapia Escalonada] • AL - Age Limit [Límite de Edad] • Net Cost [Costo Neto] - Please refer to page #12 for monthly net cost range [Ver página #12 para rangos de costo neto mensual] • P – Preferred Contracted Product [Producto Contratado Preferido]

Página 6 de 28

FORMULARIO DE EMERGENCIA INTEGRADO (FEI)

topiramate 100 mg tab, 200 mg tab, 25 mg tab, 50 mg tab	1	Preferred	TOPAMAX	QL = 5 días
valproic acid 250 mg cap, 250 mg/5ml soln, 250 mg/5ml syr	1	Preferred	DEPAKENE	QL = 5 días
zonisamide 50 mg cap	1	Preferred	ZONEGRAN	QL = 5 días
DILANTIN 30 mg cap	2	Preferred		QL = 5 días
levetiracetam 1000 mg tab, 750 mg tab	2	Preferred	KEPPRA	QL = 5 días
oxcarbazepine 300 mg tab, 600 mg tab	2	Preferred	TRILEPTAL	QL = 5 días
phenytoin 125 mg/5ml susp, 50 mg tab chew	2	Preferred	DILANTIN	QL = 5 días
phenytoin sodium extended 100 mg cap, 200 mg cap, 300 mg cap	2	Preferred	DILANTIN	QL = 5 días
zonisamide 100 mg cap, 25 mg cap	2	Preferred	ZONEGRAN	QL = 5 días
ethosuximide 250 mg cap, 250 mg/5ml soln	3	Preferred	ZARONTIN	QL = 5 días
phenobarbital 20 mg/5ml oral elix, 20 mg/5ml soln	3	Preferred	PHENOBARBITAL	QL = 5 días
ANTIDEMENTIA AGENTS [AGENTES ANTIDEMENCIA]
Cholinesterase Inhibitors [Inhibidores De Colinesterasa
donepezil hcl 10 mg tab, 5 mg tab	1	Preferred	ARICEPT	QL = 5 días
rivastigmine tartrate 1.5 mg cap, 3 mg cap, 4.5 mg cap, 6 mg cap	3	Preferred	EXELON	QL = 5 días

 • PA - Prior Authorization [Pre Autorización] • aPA – Administrative Prior Authorization [Pre Autorización Administrativa] • QL - Quantity Limit [Límite de Cantidad] • ST - Step Therapy [Terapia Escalonada] • AL - Age Limit [Límite de Edad] • Net Cost [Costo Neto] - Please refer to page #12 for monthly net cost range [Ver página #12 para rangos de costo neto mensual] • P – Preferred Contracted Product [Producto Contratado Preferido]

Página 7 de 28

FORMULARIO DE EMERGENCIA INTEGRADO (FEI)

Drug Name [Nombre del Medicamento]	Net Cost [Costo Neto]	Tier [Tier]	Reference Name [Nombre de Referencia]	Requirements/ Limits [Requerimientos / Límites]
ANTIDEPRESSANTS [ANTIDEPRESIVOS]
Miscellaneous Antidepressants [Antidepresivos Misceláneos]
trazodone hcl 100 mg tab, 150 mg tab, 50 mg tab	1	Preferred	DESYREL	QL = 5 días
Monoamine Oxidase (Mao) Inhibitors [Inhibidores De Mao]
selegiline hcl 5 mg tab	3	Non-Preferred	CARBEX	QL = 5 días
ANTIDIABETIC AGENTS [AGENTES ANTIDIABÉTICOS]
Alpha-Glucosidase Inhibitors [Inhibidores De Alfa Glucosidasa]
acarbose 100 mg tab, 25 mg tab, 50 mg tab	2	Preferred	PRECOSE	QL = 5 días
Biguanides [Biguanidas]
metformin hcl 1000 mg tab, 500 mg tab, 850 mg tab	1	Preferred	GLUCOPHAGE	QL = 5 días
Dipeptidyl Peptidase-4 (Dpp-4) Inhibitors [Inhibidores De Dpp-4]
KOMBIGLYZE XR 2.5 -1000 mg tab er 24 hr, 5-1000 mg tab er 24 hr, 5-500 mg tab er 24 hr	3	Preferred		QL = 5 días, ST, P
ONGLYZA 2.5 mg tab, 5 mg tab	3	Preferred		QL = 5 días, ST, P
Insulin Mixtures [Mezclas De Insulinas]
HUMULIN 70/30 (70 -30) 100 unit/ml sc susp	2	Preferred		QL = 1 Vial 10 ML/30 días, P
Insulin Sensitizing Agents [Agentes Sensibilizantes De Insulin]
pioglitazone hcl 15 mg tab, 30 mg tab, 45 mg tab	1	Preferred	ACTOS	QL = 5 días
Intermediate-Acting Insulins [Insulinas De Duración Intermedia]
HUMULIN N 100 unit/ml sc susp	2	Preferred		QL = 1 Vial 10 ML/30 días, P
Short-Acting Insulins [Insulinas De Corta Duración]
HUMULIN R 100 unit/ml inj soln	2	Preferred		QL = 1 Vial 10 ML/30 días, P

 • PA - Prior Authorization [Pre Autorización] • aPA – Administrative Prior Authorization [Pre Autorización Administrativa] • QL - Quantity Limit [Límite de Cantidad] • ST - Step Therapy [Terapia Escalonada] • AL - Age Limit [Límite de Edad] • Net Cost [Costo Neto] - Please refer to page #12 for monthly net cost range [Ver página #12 para rangos de costo neto mensual] • P – Preferred Contracted Product [Producto Contratado Preferido]

Página 8 de 28

FORMULARIO DE EMERGENCIA INTEGRADO (FEI)

Drug Name [Nombre del Medicamento]	Net Cost [Costo Neto]	Tier [Tier]	Reference Name [Nombre de Referencia]	Requirements/ Limits [Requerimientos / Límites]
Sulfonylureas [Sulfonilureas]
glimepiride 1 mg tab, 2 mg tab, 4 mg tab	1	Preferred	AMARYL	QL = 5 días
glipizide 10 mg tab, 5 mg tab	1	Preferred	GLUCOTROL	QL = 5 días
ANTIEMETICS [ANTIEMÉTICOS]
Miscellaneous Antiemetics [Antieméticos Misceláneos]
metoclopramide hcl 10 mg tab, 5 mg tab, 5 mg/ml inj soln	1	Preferred	REGLAN	QL = 5 días
ormir 50 mg cap	1	Preferred	BENADRYL	QL = 5 días
pharbedryl 50 mg cap	1	Preferred	BENADRYL	QL = 5 días
trimethobenzamide hcl 300 mg cap	1	Preferred	TIGAN	QL = 5 días
Phenothiazines [Fenotiazinas]
prochlorperazine maleate 10 mg tab, 5 mg tab	1	Preferred	COMPAZINE	QL = 5 días
prochlorperazine 25 mg rect supp	4	Non-Preferred	COMPAZINE	QL = 5 días

 • PA - Prior Authorization [Pre Autorización] • aPA – Administrative Prior Authorization [Pre Autorización Administrativa] • QL - Quantity Limit [Límite de Cantidad] • ST - Step Therapy [Terapia Escalonada] • AL - Age Limit [Límite de Edad] • Net Cost [Costo Neto] - Please refer to page #12 for monthly net cost range [Ver página #12 para rangos de costo neto mensual] • P – Preferred Contracted Product [Producto Contratado Preferido]

Página 9 de 28

FORMULARIO DE EMERGENCIA INTEGRADO (FEI)

ANTIGOUT AGENTS [AGENTES ANTIGOTA]
Antigout Agents [Agentes Antigota]
allopurinol 100 mg tab, 300 mg tab	1	Preferred	ZYLOPRIM	QL = 5 días
colchicine 0.6 mg cap	3	Preferred	MITIGARE	PA
COLCRYS 0.6 mg tab	4	Non-Preferred		QL= 3 tab, 15días
Uricosurics [Uricosúricos]
probenecid 500 mg tab	1	Preferred	BENEMID	QL = 5 días
ANTIHYPERTENSIVES [ANTIHIPERTENSIVOS]
Alpha-Adrenergic Agonists [Agonistas Alfa Adrenérgicos]
clonidine hcl 0.1 mg tab, 0.2 mg tab, 0.3 mg tab	1	Preferred	CATAPRESS	QL = 5 días
methyldopa 250 mg tab, 500 mg tab	1	Preferred	ALDOMET	QL = 5 días

Drug Name [Nombre del Medicamento]	Net Cost [Costo Neto]	Tier [Tier]	Reference Name [Nombre de Referencia]	Requirements/ Limits [Requerimientos / Límites]
Alpha-Adrenergic Blocking Agents [Bloqueadores Alfa Adrenérgicos]
terazosin hcl 1 mg cap, 10 mg cap, 2 mg cap, 5 mg cap	1	Preferred	HYTRIN	QL = 5 días
Angiotensin II Receptor Blockers (ARB) [Antagonistas Del Receptor Angiotensina II]
losartan potassium 100 mg tab, 25 mg tab, 50 mg tab	1	Preferred	COZAAR	QL = 5 días
losartan potassium-hctz 100-12.5 mg tab, 100-25 mg tab, 50-12.5 mg tab	1	Preferred	HYZAAR	QL = 5 días

 • PA - Prior Authorization [Pre Autorización] • aPA – Administrative Prior Authorization [Pre Autorización Administrativa] • QL - Quantity Limit [Límite de Cantidad] • ST - Step Therapy [Terapia Escalonada] • AL - Age Limit [Límite de Edad] • Net Cost [Costo Neto] - Please refer to page #12 for monthly net cost range [Ver página #12 para rangos de costo neto mensual] • P – Preferred Contracted Product [Producto Contratado Preferido]

Página 10 de 28

FORMULARIO DE EMERGENCIA INTEGRADO (FEI)

Angiotensin-Converting Enzyme (ACE) Inhibitors [Inhibidores De La Enzima Convertidora De Angiotensina]
lisinopril 10 mg tab, 2.5 mg tab, 20 mg tab, 30 mg tab, 40 mg tab, 5 mg tab	1	Preferred	ZESTRIL	QL = 5 días
lisinopril-hydrochlorothiazide 10-12.5 mg tab, 20-12.5 mg tab, 20-25 mg tab	1	Preferred	ZESTORETIC	QL = 5 días
Calcium Channel Blocking Agents [Bloqueadores De Canales De Calcio]
amlodipine besylate 10 mg tab, 2.5 mg tab, 5 mg tab	1	Preferred	NORVASC	QL = 5 días
diltiazem hcl 120 mg tab, 30 mg tab, 60 mg tab, 90 mg tab	1	Preferred	CARDIZEM	QL = 5 días
verapamil hcl 120 mg tab, 40 mg tab, 80 mg tab	1	Preferred	CALAN	QL = 5 días
Carbonic Anhydrase Inhibitors Diuretics [Diuréticos Inhibidores De Anhidrasa Carbónica]
acetazolamide 125 mg tab, 250 mg tab	3	Preferred	DIAMOX	QL = 5 días
Cardioselective Beta Blocking Agents [Bloqueadores Beta Cardioselectivos]
atenolol 100 mg tab, 25 mg tab, 50 mg tab	1	Preferred	TENORMIN	QL = 5 días

Drug Name [Nombre del Medicamento]	Net Cost [Costo Neto]	Tier [Tier]	Reference Name [Nombre de Referencia]	Requirements/ Limits [Requerimientos / Límites]
metoprolol succinate er 25 mg tab er 24 hr, 50 mg tab er 24 hr	1	Preferred	LOPRESSOR	QL = 5 días
metoprolol tartrate 100 mg tab, 25 mg tab, 50 mg tab	1	Preferred	LOPRESSOR	QL = 5 días

 • PA - Prior Authorization [Pre Autorización] • aPA – Administrative Prior Authorization [Pre Autorización Administrativa] • QL - Quantity Limit [Límite de Cantidad] • ST - Step Therapy [Terapia Escalonada] • AL - Age Limit [Límite de Edad] • Net Cost [Costo Neto] - Please refer to page #12 for monthly net cost range [Ver página #12 para rangos de costo neto mensual] • P – Preferred Contracted Product [Producto Contratado Preferido]

Página 11 de 28

FORMULARIO DE EMERGENCIA INTEGRADO (FEI)

metoprolol succinate er 100 mg tab er 24 hr, 200 mg tab er 24 hr	2	Preferred	LOPRESSOR	QL = 5 días
Cardioselective Beta-Adrenergic Blocking Agents [Bloqueadores Beta-Adrenérgicos Cardioselectivos]
atenolol -chlorthalidone 10025 mg tab, 50-25 mg tab	1	Preferred	TENORETIC	QL = 5 días
metoprolol- hydrochlorothiazide 50-25 mg tab	2	Non-Preferred	LOPRESSOR HCT	QL = 5 días
metoprololhydrochlorothiazide 100-25 mg tab, 100-50 mg tab	3	Non-Preferred	LOPRESSOR HCT	QL = 5 días
Loop Diuretics [Diuréticos Del Asa]
furosemide 10 mg/ml soln, 20 mg tab, 40 mg tab, 80 mg tab	1	Preferred	LASIX	QL = 5 días
Nonselective Beta Blocking Agents [Bloqueadores Beta No-Selectivos]
propranolol hcl 10 mg tab, 20 mg tab, 40 mg tab, 80 mg tab	1	Preferred	INDERAL	QL = 5 días
propranolol hcl 60 mg tab	2	Preferred	INDERAL	QL = 5 días
Potassium-Sparing Diuretics [Diuréticos Conservadores De Potasio]
spironolactone 100 mg tab, 25 mg tab, 50 mg tab	1	Preferred	ALDACTONE	QL = 5 días
triamterene-hctz 37.5-25 mg cap, 37.5-25 mg tab, 75-50 mg tab	1	Preferred	MAXZIDE	QL = 5 días

• PA - Prior Authorization [Pre Autorización] • aPA – Administrative Prior Authorization [Pre Autorización Administrativa] • QL - Quantity Limit [Límite de Cantidad] • ST - Step Therapy [Terapia Escalonada] • AL - Age Limit [Límite de Edad] • Net Cost [Costo Neto] - Please refer to page #12 for monthly net cost range [Ver página #12 para rangos de costo neto mensual] • P – Preferred Contracted Product [Producto Contratado Preferido]

Página 12 de 28

FORMULARIO DE EMERGENCIA INTEGRADO (FEI)

Drug Name [Nombre del Medicamento]	Net Cost [Costo Neto]	Tier [Tier]	Reference Name [Nombre de Referencia]	Requirements/ Limits [Requerimientos / Límites]
Thiazide Diuretics [Diuréticos Tiazidas]
chlorothiazide 250 mg tab, 500 mg tab	1	Preferred	DIURIL	QL = 5 días
chlorthalidone 25 mg tab, 50 mg tab	1	Non-Preferred	HYGROTON	QL = 5 días
DIURIL 250 mg/5ml susp	1	Preferred		QL = 5 días
hydrochlorothiazide 12.5 mg tab, 25 mg tab, 50 mg tab	1	Preferred	MICROZIDE	QL = 5 días
indapamide 1.25 mg tab, 2.5 mg tab	1	Preferred	LOZOL	QL = 5 días
metolazone 2.5 mg tab, 5 mg tab	1	Non-Preferred	ZAROXOLYN	QL = 5 días
chlorthalidone 100 mg tab	2	Non-Preferred	HYGROTON	QL = 5 días
metolazone 10 mg tab	2	Non-Preferred	ZAROXOLYN	QL = 5 días
Vasodilator Beta Blockers [Bloqueadores Beta Vasodilatadores]
carvedilol 12.5 mg tab, 25 mg tab, 3.125 mg tab, 6.25 mg tab	1	Preferred	COREG	QL = 5 días
Vasodilators [Vasodilatadores]
hydralazine hcl 10 mg tab, 100 mg tab, 25 mg tab, 50 mg tab	1	Preferred	APRESOLINE	QL = 5 días
ANTIMIGRAINE AGENTS [AGENTES ANTIMIGRAÑA]
Beta-Adrenergic Blocking Agents [Bloqueadores Beta Adrenérgicos]
divalproex sodium 125 mg tab dr, 250 mg tab dr, 500 mg tab dr	1	Preferred	DEPAKOTE	QL = 5 días
topiramate 100 mg tab, 200 mg tab, 25 mg tab, 50 mg tab	1	Preferred	TOPAMAX	QL = 5 días, ST
ANTIMYASTHENIC AGENTS [AGENTES ANTIMIASTÉNICOS]
Parasympathomimetics [Parasimpatomiméticos]
pyridostigmine bromide 60 mg tab	2	Preferred	MESTINON	QL = 5 días

• PA - Prior Authorization [Pre Autorización] • aPA – Administrative Prior Authorization [Pre Autorización Administrativa] • QL - Quantity Limit [Límite de Cantidad] • ST - Step Therapy [Terapia Escalonada] • AL - Age Limit [Límite de Edad] • Net Cost [Costo Neto] - Please refer to page #12 for monthly net cost range [Ver página #12 para rangos de costo neto mensual] • P – Preferred Contracted Product [Producto Contratado Preferido]

Página 13 de 28

FORMULARIO DE EMERGENCIA INTEGRADO (FEI)

Drug Name [Nombre del Medicamento]	Net Cost [Costo Neto]	Tier [Tier]	Reference Name [Nombre de Referencia]	Requirements/ Limits [Requerimientos / Límites]
MESTINON 60 mg/5ml syr	4	Non-Preferred		QL = 5 días
pyridostigmine bromide 180 mg tab er	6	Non-Preferred	MESTINON	QL = 5 días
ANTIMYCOBACTERIALS [ANTIMICOBACTERIANOS]
Antituberculars [Antituberculosos]
CAPASTAT SULFATE 1 gm inj soln				QL = 5 días Puerto Rico Department Tuberculosis Control Program
cycloserine 250 mg cap			SEROMYCIN
RIFAMATE 150-300 mg cap
TRECATOR 250 mg tab
rifabutin 150 mg cap	7		MYCOBUTIN
isoniazid 100 mg tab, 300 mg tab	1	Preferred	ISONIAZID	QL = 5 días
rifampin 150 mg cap	1	Preferred	RIFADIN	QL = 5 días
ethambutol hcl 100 mg tab	2	Non-Preferred	MYAMBUTOL	QL = 5 días
pyrazinamide 500 mg tab	2	Non-Preferred	PYRAZINAMIDE	QL = 5 días
rifampin 300 mg cap	2	Preferred	RIFADIN	QL = 5 días
ethambutol hcl 400 mg tab	3	Non-Preferred	MYAMBUTOL	QL = 5 días
isoniazid 50 mg/5ml syr	5	Non-Preferred	ISONIAZID	QL = 5 días
ANTIPARASITICS [ANTIPARASITARIOS]
Antimalarials [Antimaláricos]
chloroquine phosphate 250 mg tab, 500 mg tab	1	Preferred	ARALEN	QL = 5 días

• PA - Prior Authorization [Pre Autorización] • aPA – Administrative Prior Authorization [Pre Autorización Administrativa] • QL - Quantity Limit [Límite de Cantidad] • ST - Step Therapy [Terapia Escalonada] • AL - Age Limit [Límite de Edad] • Net Cost [Costo Neto] - Please refer to page #12 for monthly net cost range [Ver página #12 para rangos de costo neto mensual] • P – Preferred Contracted Product [Producto Contratado Preferido]

Página 14 de 28

FORMULARIO DE EMERGENCIA INTEGRADO (FEI)

hydroxychloroquine sulfate 200 mg tab	1	Preferred	PLAQUENIL	QL = 5 días
quinine sulfate 324 mg cap	4	Preferred	QUININE	QL = 5 días
DARAPRIM 25 mg tab	7	Non-Preferred		PA, QL = 5 días
ANTIPARKINSON AGENTS [AGENTES ANTIPARKINSON]
Anticholinergics [Anticolinérgicos]
benztropine mesylate 0.5 mg tab, 1 mg tab, 2 mg tab	1	Preferred	COGENTIN	QL = 5 días
Antiparkinson Dopaminergics [Dopaminérgicos Antiparkinson]
amantadine hcl 50 mg/5ml syr	1	Preferred	SYMMETREL	QL = 5 días

Drug Name [Nombre del Medicamento]	Net Cost [Costo Neto]	Tier [Tier]	Reference Name [Nombre de Referencia]	Requirements/ Limits [Requerimientos / Límites]
pramipexole dihydrochloride 0.125 mg tab, 0.25 mg tab, 0.5 mg tab, 0.75 mg tab, 1 mg tab, 1.5 mg tab	1	Preferred	MIRAPEX	QL = 5 días
ropinirole hcl 0.25 mg tab, 0.5 mg tab, 1 mg tab, 3 mg tab, 4 mg tab, 5 mg tab	1	Preferred	REQUIP	QL = 5 días
ropinirole hcl 2 mg tab	2	Preferred	REQUIP	QL = 5 días
amantadine hcl 100 mg cap	3	Preferred	SYMMETREL	QL = 5 días
bromocriptine mesylate 2.5 mg tab	3	Preferred	PARLODEL	QL = 5 días
carbidopa-levodopaentacapone 18.75-75-200 mg tab	4	Non-Preferred	STALEVO	QL = 5 días
carbidopa-levodopaentacapone 12.5-50-200 mg tab, 25-100-200 mg tab, 31.25-125-200 mg tab, 37.5150-200 mg tab, 50-200-200 mg tab	5	Non-Preferred	STALEVO	QL = 5 días

• PA - Prior Authorization [Pre Autorización] • aPA – Administrative Prior Authorization [Pre Autorización Administrativa] • QL - Quantity Limit [Límite de Cantidad] • ST - Step Therapy [Terapia Escalonada] • AL - Age Limit [Límite de Edad] • Net Cost [Costo Neto] - Please refer to page #12 for monthly net cost range [Ver página #12 para rangos de costo neto mensual] • P – Preferred Contracted Product [Producto Contratado Preferido]

Página 15 de 28

FORMULARIO DE EMERGENCIA INTEGRADO (FEI)

Dopamine Precursors [Precursores De Dopamina]
carbidopa -levodopa 10-100 mg tab, 25-100 mg tab	1	Preferred	SINEMET	QL = 5 días
carbidopa-levodopa 25-250 mg tab	2	Preferred	SINEMET	QL = 5 días
carbidopa-levodopa er 25100 mg tab er, 50-200 mg tab er	2	Preferred	SINEMET CR	QL = 5 días
ANTIPSYCHOTICS [ANTIPSICÓTICOS]
Atypical - Second Generation [Atípicos - Segunda Generación]
risperidone 0.25 mg tab, 0.5 mg tab, 1 mg tab, 2 mg tab, 3 mg tab, 4 mg tab	1	Preferred	RISPERDAL	QL = 5 días

Drug Name [Nombre del Medicamento]	Net Cost [Costo Neto]	Tier [Tier]	Reference Name [Nombre de Referencia]	Requirements/ Limits [Requerimientos / Límites]
Typical - First Generation [Típicos - Primera Generación]
haloperidol 0.5 mg tab, 1 mg tab, 2 mg tab	1	Preferred	HALDOL	QL = 5 días
haloperidol 5 mg tab	2	Preferred	HALDOL	QL = 5 días
haloperidol 10 mg tab	3	Preferred	HALDOL	QL = 5 días
haloperidol 20 mg tab	4	Preferred	HALDOL	QL = 5 días

• PA - Prior Authorization [Pre Autorización] • aPA – Administrative Prior Authorization [Pre Autorización Administrativa] • QL - Quantity Limit [Límite de Cantidad] • ST - Step Therapy [Terapia Escalonada] • AL - Age Limit [Límite de Edad] • Net Cost [Costo Neto] - Please refer to page #12 for monthly net cost range [Ver página #12 para rangos de costo neto mensual] • P – Preferred Contracted Product [Producto Contratado Preferido]

Página 16 de 28

FORMULARIO DE EMERGENCIA INTEGRADO (FEI)

ANTIVIRALS [ANTIVIRALES]
Anti-Cytomegalovirus (Cmv) Agents [Agentes Anti-Citomegalovirus]
valganciclovir hcl 450 mg tab	13	Non-Preferred	VALCYTE	PA, QL = 5 días
Antiherpetic Agents [Agentes Antiherpéticos]
acyclovir 200 mg cap, 400 mg tab, 800 mg tab	1	Preferred	ZOVIRAX	QL = 5 días
acyclovir 200 mg/5ml susp	2	Preferred	ZOVIRAX	QL = 5 días
Anti-Influenza Agents [Agentes Antiinfluenza]
amantadine hcl 50 mg/5ml syr	1	Preferred	SYMMETREL	QL = 5 días
amantadine hcl 100 mg cap	3	Preferred	SYMMETREL	QL = 5 días
oseltamivir phosphate 30 mg cap, 45 mg cap, 75 mg	4	Preferred	TAMIFLU
TAMIFLU 6 mg/ ml susp	5	Non-Preferred
BENIGN PROSTATIC HYPERTROPHY AGENTS [AGENTES PARA HIPERTROFIA PROSTÁTICA BENIGNA]
Alpha-Adrenergic Blocking Agents [Bloqueadores Alfa Adrenérgicos]
terazosin hcl 1 mg cap, 10 mg cap, 2 mg cap, 5 mg cap	1	Preferred	HYTRIN	QL = 5 días
BLOOD MODIFIERS [MODIFICADORES DE LA SANGRE]
Anticoagulants [Anticoagulantes]
warfarin sodium 1 mg tab, 10 mg tab, 2 mg tab, 2.5 mg tab, 3 mg tab, 4 mg tab, 5 mg tab, 6 mg tab, 7.5 mg tab	1	Preferred	COUMADIN	QL = 5 días
heparin sodium (porcine) 1000 unit/ml inj soln	2	Preferred	HEPARIN	QL = 5 días

• PA - Prior Authorization [Pre Autorización] • aPA – Administrative Prior Authorization [Pre Autorización Administrativa] • QL - Quantity Limit [Límite de Cantidad] • ST - Step Therapy [Terapia Escalonada] • AL - Age Limit [Límite de Edad] • Net Cost [Costo Neto] - Please refer to page #12 for monthly net cost range [Ver página #12 para rangos de costo neto mensual] • P – Preferred Contracted Product [Producto Contratado Preferido]

Página 17 de 28

FORMULARIO DE EMERGENCIA INTEGRADO (FEI)

Drug Name [Nombre del Medicamento]	Net Cost [Costo Neto]	Tier [Tier]	Reference Name [Nombre de Referencia]	Requirements/ Limits [Requerimientos / Límites]
heparin sodium (porcine) 10000 unit/ml inj soln, 5000 unit/ml inj soln	3	Preferred	HEPARIN	QL = 5 días
heparin sodium (porcine) pf 5000 unit/0.5ml inj soln	3	Preferred	HEPARIN	QL = 5 días
heparin sodium (porcine) 2000 unit/ml iv soln	8	Preferred	HEPARIN	QL = 5 días
Colony Stimulating Factors [Estimulantes Mieloides]
NEULASTA 6 mg/0.6ml sc soln	12	Preferred		PA, QL = 5 días, P
NEULASTA DELIVERY KIT 6 mg/0.6ml sc soln	12	Preferred		PA, QL = 5 días, P
Platelet Modifying Agents [Modificadores De Plaquetas]
cilostazol 100 mg tab, 50 mg tab	1	Preferred	PLETAL	QL = 5 días
clopidogrel bisulfate 75 mg tab	1	Preferred	PLAVIX	QL = 5 días
CARDIOVASCULAR AGENTS [AGENTES CARDIOVASCULARES]
Antiarrhythmics Class Ii [Antiar rítmicos Clase Ii]
propranolol hcl 10 mg tab, 20 mg tab, 40 mg tab, 80 mg tab	1	Preferred	INDERAL	QL = 5 días
sotalol hcl 120 mg tab, 160 mg tab, 240 mg tab, 80 mg tab	1	Preferred	BETAPACE	QL = 5 días
sotalol hcl (af) 120 mg tab, 160 mg tab, 80 mg tab	1	Preferred	BETAPACE	QL = 5 días
propranolol hcl 60 mg tab	2	Preferred	INDERAL	QL = 5 días
Antiarrhythmics Type I-A [Antiarrítmicos Tipo I-A]
quinidine sulfate 200 mg tab, 300 mg tab	1	Preferred	QUINIDINE SULFATE	QL = 5 días
quinidine gluconate er 324 mg tab er	2	Preferred	QUINAGLUTE	QL = 5 días
quinidine sulfate er 300 mg tab er	2	Preferred	QUINIDINE SULFATE	QL = 5 días

• PA - Prior Authorization [Pre Autorización] • aPA – Administrative Prior Authorization [Pre Autorización Administrativa] • QL - Quantity Limit [Límite de Cantidad] • ST - Step Therapy [Terapia Escalonada] • AL - Age Limit [Límite de Edad] • Net Cost [Costo Neto] - Please refer to page #12 for monthly net cost range [Ver página #12 para rangos de costo neto mensual] • P – Preferred Contracted Product [Producto Contratado Preferido]

Página 18 de 28

FORMULARIO DE EMERGENCIA INTEGRADO (FEI)

Drug Name [Nombre del Medicamento]	Net Cost [Costo Neto]	Tier [Tier]	Reference Name [Nombre de Referencia]	Requirements/ Limits [Requerimientos / Límites]
Antiarrhythmics Type I-B [Antiarrítmicos Tipo I-B]
mexiletine hcl 150 mg cap	2	Preferred	MEXITIL	QL = 5 días
mexiletine hcl 200 mg cap	3	Preferred	MEXITIL	QL = 5 días
Antiarrhythmics Type I-C [Antiarrítmicos Tipo I-C]
flecainide acetate 100 mg tab, 50 mg tab	1	Preferred	TAMBOCOR	QL = 5 días
propafenone hcl 150 mg tab, 225 mg tab	1	Preferred	RYTHMOL	QL = 5 días
flecainide acetate 150 mg tab	2	Preferred	TAMBOCOR	QL = 5 días
propafenone hcl 300 mg tab	3	Preferred	RYTHMOL	QL = 5 días
Antiarrhythmics Type Iii [Antiarrítmicos Tipo Iii]
amiodarone hcl 200 mg tab	1	Preferred	CORDARONE	QL = 5 días
Miscellaneous Cardiovascular Agents [Agentes Cardiovasculares Misceláneos]
digoxin 125 mcg tab, 250 mcg tab	2	Preferred	LANOXIN	QL = 5 días
Vasodilators [Vasodilatadores]
isosorbide mononitrate 10 mg tab, 20 mg tab	1	Preferred	ISORDIL	QL = 5 días

• PA - Prior Authorization [Pre Autorización] • aPA – Administrative Prior Authorization [Pre Autorización Administrativa] • QL - Quantity Limit [Límite de Cantidad] • ST - Step Therapy [Terapia Escalonada] • AL - Age Limit [Límite de Edad] • Net Cost [Costo Neto] - Please refer to page #12 for monthly net cost range [Ver página #12 para rangos de costo neto mensual] • P – Preferred Contracted Product [Producto Contratado Preferido]

Página 19 de 28

FORMULARIO DE EMERGENCIA INTEGRADO (FEI)

isosorbide mononitrate er 120 mg tab er 24 hr, 30 mg tab er 24 hr, 60 mg tab er 24 hr	1	Preferred	IMDUR	QL = 5 días
NITROSTAT 0.3 mg tab subl, 0.4 mg tab subl, 0.6 mg tab subl	1	Preferred		QL = 5 días
DENTAL AND ORAL AGENTS [AGENTES DENTALES Y ORALES]
Antifungals [Antifungales]
clotrimazole 10 mg mouth/throat lozenge, 10 mg mouth/throat troche	1	Preferred	MYCELEX	QL = 5 días
nystatin 100000 unit/ml mouth/throat susp, 100000 unit/ml crm	1	Preferred	NYSTATIN	QL = 5 días

Drug Name [Nombre del Medicamento]	Net Cost [Costo Neto]	Tier [Tier]	Reference Name [Nombre de Referencia]	Requirements/ Limits [Requerimientos / Límites]
DERMATOLOGICAL AGENTS [AGENTES DERMATOLÓGICOS]
Pediculicides And Scabicides [Pediculicidas Y Escabicidas]
permethrin 5 % crm	3	Preferred	ELIMITE	QL = 5 días
Topical Antibiotics [Antibióticos Tópicos]
mupirocin 2 % oint	1	Preferred	BACTROBAN	QL = 5 días
silver sulfadiazine 1 % crm	1	Preferred	SILVADENE	QL = 5 días
terbinafine 1% crm	1	Preferred	LAMISIL	OTC, QL = 5días
DYSLIPIDEMICS [DISLIPIDÉMICOS]
Bile Acid Sequestrants [Secuestradores De Ácidos Biliares]
cholestyramine 4 gm pckt, 4 gm/dose oral pwdr	3	Preferred	QUESTRAN	QL = 5 días

• PA - Prior Authorization [Pre Autorización] • aPA – Administrative Prior Authorization [Pre Autorización Administrativa] • QL - Quantity Limit [Límite de Cantidad] • ST - Step Therapy [Terapia Escalonada] • AL - Age Limit [Límite de Edad] • Net Cost [Costo Neto] - Please refer to page #12 for monthly net cost range [Ver página #12 para rangos de costo neto mensual] • P – Preferred Contracted Product [Producto Contratado Preferido]

Página 20 de 28

FORMULARIO DE EMERGENCIA INTEGRADO (FEI)

cholestyramine light 4 gm pckt, 4 gm/dose oral pwdr	3	Preferred	QUESTRAN	QL = 5 días
Fibric Acid Derivatives [Derivados De Ácido Fíbrico]
gemfibrozil 600 mg tab	1	Preferred	LOPID	QL = 5 días
Hmg-Coa Reductase Inhibitors [Inhibidores De La Hmg-Coa Reductasa]
atorvastatin calcium 10 mg tab, 20 mg tab, 40 mg tab, 80 mg tab	1	Preferred	LIPITOR	QL = 5 días
simvastatin 10 mg tab, 20 mg tab, 40 mg tab, 5 mg tab	1	Preferred	ZOCOR	QL = 5 días
GASTROINTESTINAL AGENTS [AGENTES GASTROINTESTINALES]
Histamine2 (H2) Receptor Antagonists [Antagonistas Del Receptor De H2]
famotidine 20 mg tab, 40 mg tab	1	Preferred	PEPCID	QL = 5 días
ranitidine hcl 15 mg/ml syr, 150 mg/10ml syr, 300 mg tab, 75 mg/5ml syr	1	Preferred	ZANTAC	QL = 5 días
Miscellaneous Gastrointestinal Agents [Agentes Gastrointestinales Misceláneos]
ursodiol 300 mg cap	2	Preferred	ACTIGALL	PA, QL = 5 días

Drug Name [Nombre del Medicamento]	Net Cost [Costo Neto]	Tier [Tier]	Reference Name [Nombre de Referencia]	Requirements/ Limits [Requerimientos / Límites]
Proton Pump Inhibitors [Inhibidores De La Bomba De Protones]
omeprazole 10 mg cap dr, 20 mg cap dr, 40 mg cap dr	1	Preferred	PRILOSEC	QL=180 caps/ 365 días
GENITOURINARY AGENTS [AGENTES GENITOURINARIOS]
Miscellaneous Genitourinary Agents [Agentes Genitourinarios Misceláneos]

• PA - Prior Authorization [Pre Autorización] • aPA – Administrative Prior Authorization [Pre Autorización Administrativa] • QL - Quantity Limit [Límite de Cantidad] • ST - Step Therapy [Terapia Escalonada] • AL - Age Limit [Límite de Edad] • Net Cost [Costo Neto] - Please refer to page #12 for monthly net cost range [Ver página #12 para rangos de costo neto mensual] • P – Preferred Contracted Product [Producto Contratado Preferido]

Página 21 de 28

FORMULARIO DE EMERGENCIA INTEGRADO (FEI)

phenazopyridine hcl 100 mg tab, 200 mg tab	1	Preferred	PYRIDIUM	QL = 3 días
HORMONAL AGENTS [AGENTES HORMONALES]
Antithyroid Agents [Agentes Antitiroide]
methimazole 10 mg tab, 5 mg tab	1	Preferred	TAPAZOLE	QL = 5 días
propylthiouracil 50 mg tab	2	Preferred	PROPYLTHIOURA CIL	QL = 5 días
Calcimimetic Agents [Agentes Calcimiméticos]
SENSIPAR 30 mg tab	7	Preferred		PA, QL = 5 días
SENSIPAR 60 mg tab	9	Preferred		PA, QL = 5 días
SENSIPAR 90 mg tab	10	Preferred		PA, QL = 5 días
Dopamine Agonists [Agonistas De Dopamina]
bromocriptine mesylate 2.5 mg tab	3	Preferred	PARLODEL	QL = 5 días
Thyroid Hormones [Hormona Tiroidea]
SYNTHROID 100 mcg tab, 112 mcg tab, 125 mcg tab, 137 mcg tab, 150 mcg tab, 175 mcg tab, 200 mcg tab, 25 mcg tab, 300 mcg tab, 50 mcg tab, 75 mcg tab, 88 mcg tab	1	Preferred		QL = 5 días, P

• PA - Prior Authorization [Pre Autorización] • aPA – Administrative Prior Authorization [Pre Autorización Administrativa] • QL - Quantity Limit [Límite de Cantidad] • ST - Step Therapy [Terapia Escalonada] • AL - Age Limit [Límite de Edad] • Net Cost [Costo Neto] - Please refer to page #12 for monthly net cost range [Ver página #12 para rangos de costo neto mensual] • P – Preferred Contracted Product [Producto Contratado Preferido]

Página 22 de 28

FORMULARIO DE EMERGENCIA INTEGRADO (FEI)

Drug Name [Nombre del Medicamento]	Net Cost [Costo Neto]	Tier [Tier]	Reference Name [Nombre de Referencia]	Requirements/ Limits [Requerimientos / Límites]
IMMUNOSUPPRESSANTS [IMMUNOSUPRESORES]
Glucocorticosteroids [Glucocorticoides]
dexamethasone 0.5 mg tab, 0.5 mg/5ml oral elix, 0.5 mg/5ml soln, 0.75 mg tab, 1 mg tab, 1.5 mg tab, 2 mg tab, 4 mg tab, 6 mg tab	1	Preferred	DECADRON	QL = 5 días
methylprednisolone 32 mg tab, 4 mg tab	1	Preferred	MEDROL	QL = 5 días
prednisone 1 mg tab, 10 mg tab, 2.5 mg tab, 20 mg tab, 5 mg tab, 50 mg tab	1	Preferred	DELTASONE	QL = 5 días
prednisone (pak) 10 mg tab, 5 mg tab	1	Preferred	DELTASONE	QL = 5 días
methylprednisolone 16 mg tab, 8 mg tab	2	Preferred	MEDROL	QL = 5 días
Immune Globulins [Immunoglobulinas]
RHOGAM ultra-filtered plus im soln 1500 unit	4	Preferred
INFLAMMATORY BOWEL DISEASE [ENFERMEDAD INFLAMATORIA INTESTINAL]
Aminosalicylates [Aminosalicilatos]
DELZICOL 400 mg cap dr	5	Preferred		QL = 5 días, P
ASACOL HD 800 mg tab dr	6	Preferred		QL = 5 días, P
Sulfonamides [Sulfonamidas]
sulfasalazine 500 mg tab, 500 mg tab dr	1	Preferred	AZULFIDINE	QL = 5 días
MINERALS & ELECTROLYTES [MINERALES Y ELECTROLITOS]
Calcium Regulating Agents [Agentes Reguladores De Calcio]
vitamin d 400 unit cap	1	Preferred	VITAMIN D	QL = 5 días
MUSCLE RELAXANTS [RELAJANTES MUSCULARES]
Antispasticity Agents [Agentes Antiespasticidad]
baclofen 10 mg tab, 20 mg tab	1	Preferred	LIORESAL	QL = 5 días

• PA - Prior Authorization [Pre Autorización] • aPA – Administrative Prior Authorization [Pre Autorización Administrativa] • QL - Quantity Limit [Límite de Cantidad] • ST - Step Therapy [Terapia Escalonada] • AL - Age Limit [Límite de Edad] • Net Cost [Costo Neto] - Please refer to page #12 for monthly net cost range [Ver página #12 para rangos de costo neto mensual] • P – Preferred Contracted Product [Producto Contratado Preferido]

Página 23 de 28

FORMULARIO DE EMERGENCIA INTEGRADO (FEI)

Drug Name [Nombre del Medicamento]	Net Cost [Costo Neto]	Tier [Tier]	Reference Name [Nombre de Referencia]	Requirements/ Limits [Requerimientos / Límites]
dantrolene sodium 25 mg cap, 50 mg cap	2	Preferred	DANTRIUM	QL = 5 días
dantrolene sodium 100 mg cap	3	Preferred	DANTRIUM	QL = 5 días
Skeletal Muscle Relaxants [Relajantes Musculoesqueletales]
cyclobenzaprine hcl 10 mg tab	1	Preferred	FLEXERIL	QL = 5 días
OPHTHALMIC AGENTS [AGENTES OFTÁLMICOS]
Antiglaucoma Agents [Agentes Antiglaucoma]
brimonidine tartrate 0.2 % ophth soln	1	Preferred	ALPHAGAN	QL = 1 Frasco 5 ML/15 días
dorzolamide hcl 2 % ophth soln	1	Preferred	TRUSOPT	QL = Frasco 10 ML/30 días
levobunolol hcl 0.5 % ophth soln	1	Preferred	BETAGAN	QL = 1 Frasco 5 ML/25 días
levobunolol hcl 0.25 % ophth soln	1	Preferred	BETAGAN	QL = 1 Frasco 5 ML/15 días
timolol maleate 0.5 % ophth soln	1	Preferred	TIMOPTIC	QL = 1 Frasco 5 ML/30 días
dorzolamide hcl-timolol mal ophth sol 22.3-6.8 mg/ml	1	Preferred	COSOPT	QL = 1 Frasco 5 ML/30 días
timolol maleate 0.25 % ophth soln	1	Preferred	TIMOPTIC	QL = 1 Frasco 5 ML/25 días
betaxolol hcl 0.5 % ophth soln	2	Non-Preferred	BETOPTIC	QL = 1 Frasco 5 ML/15 días
Ophthalmic Antibiotics [Antibióticos Oftálmicos]
gentamicin sulfate 0.3 % ophth oint	1	Preferred	GARAMYCIN	QL = 1 Tubo 3.5 GM/5 días
gentamicin sulfate 0.3 % ophth soln	1	Preferred	GARAMYCIN	QL = 1 Frasco 5 ML/5 días
tobramycin 0.3 % ophth soln	1	Preferred	TOBREX	QL = 1 Frasco 5 ML/5 días
Ophthalmic Prostaglandins [Prostaglandinas Oftálmicas]
latanoprost 0.005 % ophth soln	1	Preferred	XALATAN	QL = 1 Frasco/25 días

• PA - Prior Authorization [Pre Autorización] • aPA – Administrative Prior Authorization [Pre Autorización Administrativa] • QL - Quantity Limit [Límite de Cantidad] • ST - Step Therapy [Terapia Escalonada] • AL - Age Limit [Límite de Edad] • Net Cost [Costo Neto] - Please refer to page #12 for monthly net cost range [Ver página #12 para rangos de costo neto mensual] • P – Preferred Contracted Product [Producto Contratado Preferido]

Página 24 de 28

FORMULARIO DE EMERGENCIA INTEGRADO (FEI)

Drug Name [Nombre del Medicamento]	Net Cost [Costo Neto]	Tier [Tier]	Reference Name [Nombre de Referencia]	Requirements/ Limits [Requerimientos / Límites]
Ophthalmic Steroids [Esteroides Oftálmicos]
neomycin -polymyxindexamethasone 3.5-100000.1 ophth oint, 3.5-100000.1 ophth susp	1	Preferred	MAXITROL	QL = 1Frasco 5ML/5 días
prednisolone acetate 1 % ophth susp	2	Preferred	PRED FORTE	QL = 1 Frasco 5 ML/5 días
OTIC AGENTS [AGENTES OTICOS]
Miscellaneous Otic Agents [Agentes Oticos Misceláneos]
acetic acid 2 % otic soln	2	Preferred	VOSOL	QL = 1 Frasco 15 ML/10 días
Otic Antibiotics [Antibióticos Oticos]
neomycin -polymyxin-hc 1 % otic soln, 3.5-10000-1 otic soln, 3.5-10000-1 otic susp	2	Preferred	CORTISPORIN	QL = 1 Frasco 10 ML/10 días
RESPIRATORY AGENTS [AGENTES RESPIRATORIOS]
Anticholinergic Bronchodilators [Broncodilatadores Anticolinérgicos]
ipratropium bromide 0.02 % inh soln	1	Non-Preferred	ATROVENT	QL = 5 días

• PA - Prior Authorization [Pre Autorización] • aPA – Administrative Prior Authorization [Pre Autorización Administrativa] • QL - Quantity Limit [Límite de Cantidad] • ST - Step Therapy [Terapia Escalonada] • AL - Age Limit [Límite de Edad] • Net Cost [Costo Neto] - Please refer to page #12 for monthly net cost range [Ver página #12 para rangos de costo neto mensual] • P – Preferred Contracted Product [Producto Contratado Preferido]

Página 25 de 28

FORMULARIO DE EMERGENCIA INTEGRADO (FEI)

Antileukotrienes [Antileukotrienos]
montelukast sodium 10 mg tab, 4 mg tab chew, 5 mg tab chew 1 Preferred SINGULAIR QL = 5 días
Antitussive-Expectorant [Expectorantes Antitusivos]
benzonatate 100 mg cap	1	Preferred	TESSALON	QL = 5 días
guaifenesin-codeine 100-10 mg/5ml soln	1	Preferred	CHERATUSSIN	QL = 5 días
Inhaled Corticosteroids [Corticosteroides Inhalados]
FLOVENT DISKUS 100 mcg/blist inh aer pwdr, 250 mcg/blist inh aer pwdr, 50 mcg/blist inh aer pwdr	3	Preferred		QL = 1 Inh 60 EA/30 días, P

Drug Name [Nombre del Medicamento]	Net Cost [Costo Neto]	Tier [Tier]	Reference Name [Nombre de Referencia]	Requirements/ Limits [Requerimientos / Límites]
FLOVENT HFA 110 mcg/act inh aer	3	Preferred		QL = 1 Inh 12 EA/30 días, P
FLOVENT HFA 44 mcg/act inh aer	3	Preferred		QL = 1 Inh 10.6 EA/30 días, P
budesonide 0.25 mg/2ml inh susp, 0.5 mg/2ml inh susp, 1mg/2ml inh susp	4	Non-Preferred	PULMICORT	AL </=12
budesonide 1mg/2ml inh susp	8	Non-Preferred	PULMICORT	AL </=12
FLOVENT HFA 220 mcg/act inh aer	4	Preferred		QL = 1 Inh 12EA/30 días, P

• PA - Prior Authorization [Pre Autorización] • aPA – Administrative Prior Authorization [Pre Autorización Administrativa] • QL - Quantity Limit [Límite de Cantidad] • ST - Step Therapy [Terapia Escalonada] • AL - Age Limit [Límite de Edad] • Net Cost [Costo Neto] - Please refer to page #12 for monthly net cost range [Ver página #12 para rangos de costo neto mensual] • P – Preferred Contracted Product [Producto Contratado Preferido]

Página 26 de 28

FORMULARIO DE EMERGENCIA INTEGRADO (FEI)

Sedating Histamine1 Blocking Agents [Sedantes Bloqueadores Histamine1]
promethazine hcl 12.5 mg tab, 25 mg tab, 50 mg tab, 6.25 mg/5ml soln, 6.25 mg/5ml syr	1	Preferred	PHENERGAN	QL = 5 días
Sympathomimetic Bronchodilators [Broncodilatadores Simpatomiméticos]
albuterol sulfate (2.5 mg/3ml) 0.083% inh neb soln, (5 mg/ml) 0.5% inh neb soln, 2 mg/5ml syr	1	Dl	ALBUTEROL	QL = 5 días
terbutaline sulfate 2.5 mg tab, 5 mg tab	1	Preferred	BRETHINE	QL = 5 días
VENTOLIN HFA 108 (90 base) mcg/act inh aer	1	Preferred		QL = 1 Inh 18 EA/30 días, P

• PA - Prior Authorization [Pre Autorización] • aPA – Administrative Prior Authorization [Pre Autorización Administrativa] • QL - Quantity Limit [Límite de Cantidad] • ST - Step Therapy [Terapia Escalonada] • AL - Age Limit [Límite de Edad] • Net Cost [Costo Neto] - Please refer to page #12 for monthly net cost range [Ver página #12 para rangos de costo neto mensual] • P – Preferred Contracted Product [Producto Contratado Preferido]
Página 27 de 28

ESTADO LIBRE ASOCIADO DE
PUERTO RICO

Departamento de Salud

ASES

Administración de Seguros de Salud de Puerto Rico

 PUERTO RICO MEDICAID PROGRAM

 Cost Sharing Policy (Copayments) for Medicaid and CHIP Beneficiaries

 Introduction

On July 15, 2013, the Centers for Medicare and Medicaid Services (CMS) published the final rule to update and simplify the Medicaid premium and cost sharing requirements, to promote the most effective use of services, and to assist states in identifying cost sharing flexibilities, (78 Federal Register page 42,100).

The federal regulation defines "cost sharing" as any copayment, coinsurance, deductible, or other similar charge.  Copayment is a fixed amount (for example, $1) that the beneficiary pays directly to a provider for each covered health care service, usually when he or she receives at the time of the service.

The Puerto Rico Medicaid State Plan dictates that Medicaid beneficiaries may pay cost sharing.  The Puerto Rico Department of Health (PRDoH), through the Puerto Rico Medicaid Program (Medicaid Program), and the Puerto Rico Health Insurance Administration (PRHIA, Administración de Seguros de Salud de Puerto Rico, or ASES, from its acronym in Spanish) have issued this "Cost Sharing Policy (Copayments) for Medicaid and CHIP Beneficiaries" to establish copayment rules, as required by:

1.	The Social Security Act (SSA), Sections 1916 and 1916A.

2.	The federal regulation, 42 CFR §§447.50-447.57 (excluding 42 CFR §447.55) of the federal regulation.

3.	The Puerto Rico State Plan Amendment (SPA) for Cost Sharing.

4.	The New Cost Sharing (Copayment) Structure for Medicaid and CHIP Beneficiaries.

The federal regulation addresses the following topics:

Medicaid Premiums and Cost Sharing

42 CFR §447.50 Premiums and cost sharing: Basis and purpose.

42 CFR §447.51	Definitions.

42 CFR §447.52	Cost sharing.

42 CFR §447.53	Cost sharing for drugs.

42 CFR §447.54	Cost sharing for services furnished in a hospital emergency department.

42 CFR §447.55	Premiums.

42 CFR §447.56	Limitations on premiums and cost sharing.

42 CFR §447.57	Beneficiary and public notice requirements.

The Policy establishes the following copayments rules, among others:

1.	Medicaid beneficiaries are only subject to copayments and to no other form of cost sharing, such as coinsurances or deductibles.

2.	CHIP beneficiaries (Children Health Insurance Program or Medicaid Optional Targeted Low-Income Children) do not pay cost sharing or any other form of cost sharing, such as coinsurances or deductibles.

3.	Certain beneficiaries and services are exempt from any cost sharing, which mean that no copayment will be charged in these instances.

4.	Copayment amounts can vary by coverage codes and by the type of covered health care service.

5.	This Policy does not apply to individuals eligible for the Government Health Plan (GHP) as State or Commonwealth beneficiary.

 Medicaid and CHIP Cost Sharing (Copayments) Structure Prior to July 1, 2016

Cost Sharing (Copayments) Policy for Medicaid and CHIP Beneficiaries:

1.	The Cost Sharing (Copagos) Structure, coverage codes, and copayment amounts applied to all Medicaid and CHIP beneficiaries, were effective from November 1, 2011 through June 30, 2016.

2.
The coverage codes were determined on the basis of the beneficiary Eligibility Monthly Income and the number of Members in the Family Unit.  For example: if the Eligibility Income of a Medicaid beneficiary is $300 per month and the Members in the Family Unit is two (2), the coverage code assigned is 110.  The evaluation uses Table I as follows:

a.	Eligibility Monthly Income = $300;

b.	Members in Family Unit = 2;

c.	Position on the row for Members in Family Unit of 2;

d.	Determine in which column of Coverage Codes on the row the Eligibility Monthly Income of $300 fits;

e.	The eligibility monthly income of $300 fits in range $249-UP which is under column 110; and

f.	Therefore, the beneficiary is assigned coverage code 110.

3.	It does not apply to anyone who is eligible as a State or Commonwealth beneficiary.

The following three (3) tables illustrate the Cost Sharing (Copayments) Structure for Medicaid and CHIP Beneficiaries prior July 1, 2016:

1.	Table I - Medicaid Coverage Codes, determined on the basis of eligibility monthly income and the number of members in the beneficiary’s family unit.

2.	Table II - CHIP Coverage Codes, determined on the basis of eligibility monthly income and the number of members in the beneficiary’s family unit.

3.	Table III - Medicaid and CHIP Coverage Codes and the applicable copayment amounts for each service.

TABLE I
Medicaid Cost Sharing (Copayments) Structure Prior to July 1st, 2016 Coverage Codes and Its Determination
Members in Family Unit	Eligibility Monthly Income Range by Coverage Code
	100	110
1	$0-$200	$201-UP
2	$0-$248	$249-UP
3	$0-$295	$296-UP
4	$0-$343	$344-UP
5	$0-$390	$391-UP
6	$0-$438	$439-UP
7	$0-$485	$486-UP
8	$0-$533	$534-UP
9	$0-$580	$581-UP
10	$0-$628	$629-UP
11	$0-$675	$676-UP
12	$0-$723	$724-UP
13	$0-$770	$771-UP
14	$0-$818	$819-UP
15	$0-$865	$866-UP

TABLE II
CHIP Cost Sharing Structure (Copayments) Prior to July 1st, 2016 Coverage Codes and Its Determination
Members in Family Unit	Eligibility Monthly Income Range by Coverage Code
230
1	$551-$1,100
2	$551-$1,300
3	$551-$1,500
4	$551-$1,700
5	$551-$1,900
6	$551-$2,100
7	$551-$2,300
8	$551-$2,500
9	$551-$2,700
10	$551-$2,900
11	$551-$3,100
12	$551-$3,300
13	$551-$3,500
14	$551-$3,700
15	$551-$3,900

TABLE III
Medicaid and CHIP Cost Sharing (Copayments) Structure Prior to July 1st, 2016 Applicable Copayment Amounts for Each Service by Coverage Code
Service	Coverage Codes and Copayments Amounts
	Medicaid		CHIP
	100	110	230
Hospital Admission, (per entire stay)	$0.00	$3.00	$0.00
Non-emergency Services Provided in a Hospital Emergency Room (ER), (per visit)	$3.80	$3.80	$0.00
Visit to Primary Care Physician (PCP), (per visit)	$0.00	$1.00	$0.00
Visit to Specialist, (per visit)	$0.00	$1.00	$0.00
Visit to Sub-Specialist, (per visit)	$0.00	$1.00	$0.00
High-Tech Laboratories, (per procedure)	$0.00	$0.50	$0.00

TABLE III
Medicaid and CHIP Cost Sharing (Copayments) Structure Prior to July 1st, 2016 Applicable Copayment Amounts for Each Service by Coverage Code
Service	Coverage Codes and Copayments Amounts
	Medicaid		CHIP
	100	110	230
Clinical Laboratories, (per procedure)	$0.00	$0.50	$0.00
X-Rays, (per procedure)	$0.00	$0.50	$0.00
Special Diagnostic Test, (per procedure)	$0.00	$1.00	$0.00
Therapy - Physical, (per procedure)	$0.00	$1.00	$0.00
Therapy - Respiratory, (per procedure)	$0.00	$1.00	$0.00
Therapy - Occupational, (per procedure)	$0.00	$1.00	$0.00
Dental - Preventative, (per procedure)	$0.00	$1.00	$0.00
Dental - Restorative, (per procedure)	$0.00	$1.00	$0.00
Pharmacy - Generic, (per drug)	$1.00	$1.00	$0.00
Pharmacy - Brand, (per drug)	$3.00	$3.00	$0.00
All Other Services or Items Not Specified Above	$0.00	$0.00	$0.00

Medicaid and CHIP Cost Sharing (Copagos) Structure to be Effective On and After July 1, 2016

The New Cost Sharing Structure (Copayments) will apply to all Medicaid and CHIP beneficiaries and:

1.
Be effective on July 1st, 2016; except for those Medicaid dual beneficiaries with Medicare Part A and B and who are enrolled in a Medicare Advantage (MA) Plan contracted with ASES, commonly known as Platino Plan.  In Platino Plans, the New Cost Sharing Structure will be implemented on January 1st, 2017.

2.	Assign the Medicaid and CHIP Coverage Codes on the basis of:

a.	MAGI: Obamacare provides a new method for determining eligibility of individuals for Medicaid and CHIP, based on what is called Modified Adjusted Gross Income (MAGI).

b.
At July 1, 2016 and until implementation of MAGI Methodologies for determining Medicaid and CHIP eligibility, the Medicaid Program will continue assigning Medicaid and CHIP Coverage Codes for a beneficiary on the basis of the eligibility monthly income and the number of members in the family unit of the beneficiary, as illustrates on Tables I and II.

c.	On and after implementation of MAGI Methodologies for determining Medicaid and CHIP eligibility:

(1)	The Medicaid Program will be assigned the Medicaid and CHIP Coverage Codes for an individual on the basis of MAGI Monthly Income and MAGI Household Size of the individual.

(2)	Coverage Codes vary by household monthly income ranges.

(3)	Medicaid and CHIP Coverage Codes are based on ranges of MAGI Monthly Income as a percentage of the Puerto Rico Poverty Level (PRPL) in effect.

(4)	Example: if the MAGI Monthly Income of a Medicaid beneficiary is $300 per month with a MAGI household size of two (2) the coverage code assigned is 110. The evaluation uses Table IV as follows:

(a)	MAGI Monthly Income = 300;

(b)	MAGI household size = 2;

(c)	Position on the row for MAGI Household Size of 2;

(d)	Determine in which column of Coverage Code 100, 110, 120 ó 130 on the row, the MAGI Monthly Income of $300 fits;

(e)	MAGI Monthly Income of $300 fits in range $272-$542 which is under column 110; and,

(f)	Therefore, the beneficiary is assigned coverage code 110.

3.	Expand the number of coverage codes:

a.	The new coverage codes 120, 130, and 220 and the copayments amounts associate with these codes will be implemented on and after MAGI eligibility evaluation system go-lives.

b.	The new coverage codes will be assigned on the basis of MAGI Monthly Income and MAGI Household Size of the individual.

4.	Revise some copayments amounts on existing coverage codes, and establish copayment amounts on new coverage codes.

a.	Starting on July 1st, 2016:

(1)	All Medicaid beneficiaries with the coverage codes 100 or 110 will pay the new the copayments amounts associate with these codes, as illustrate on Table VI.

(2)	All CHIP beneficiaries with the coverage code 230 will continue paying the copayments amounts associate with this code, which remains as zero ($0) as illustrate on Table VI.

b.	On and after the implementation of MAGI methodologies for determining Medicaid or CHIP eligibility:

(1)	All Medicaid beneficiaries assigned the new coverage codes 120 and 130 will pay the copayment amounts associate with these codes, as illustrate on Table VI.

(2)	All CHIP beneficiaries with the coverage code 220 will pay the copayments amounts associate with this codes, which is zero ($0) as illustrate on Table VI.

5.	Copayment amount vary by coverage codes and by service.

The following three (3) tables illustrate the Cost Sharing (Coapyments) Structure for Medicaid or CHIP Beneficiaries to be effective on and after July 1st, 2016:

1.
Table IV - Medicaid Coverage Codes, determined on the basis of MAGI Monthly Income and the MAGI Household Size of the individual.  Coverage codes are assigned according to monthly income ranges defines as a percentage of the PRPL.

2.
Table V - CHIP Coverage Codes, determined on the basis of MAGI Monthly Income and the MAGI Household Size of the individual.  Coverage codes are assigned according to income ranges defines as a percentage of the PRPL.

3.	Table VI - Medicaid and CHIP Coverage Codes and the applicable copayment amounts for each service.

TABLE IV
Medicaid Cost Sharing Structure (Copayments) to be Effective On and After July 1, 2016 Coverage Codes and Its Determination
MAGI Household Size	Puerto Rico Poverty Level (PRPL)	MAGI Monthly Income Range by Coverage Code
		100	110	120	130
Percentage of PRPL
		0%-50%	51%-100%	101%-150%	151%-UP
1	$0-$459	$0-$230	$231-$459	$460-$689	$690-UP
2	$0-$542	$0-$271	$272-$542	$543-$813	$814-UP
3	$0-$626	$0-$313	$314-$626	$627-$939	$940-UP
4	$0-$709	$0-$355	$356-$709	$710-$1,064	$1,065-UP
5	$0-$792	$0-$396	$397-$792	$793-$1,188	$1,189-UP
6	$0-$876	$0-$438	$438-$876	$877-$1,314	$1,315-UP
7	$0-$959	$0-$480	$481-$959	$960-$1,439	$1,440-UP
8	$0-$1,043	$0-$522	$523-$1,043	$1,044-$1,565	$1,566-UP
9	$0-$1,126	$0-$563	$564-$1,126	$1,127-$1,689	$1,690-UP
10	$0-$1,210	$0-$605	$606-$1,210	$1,211-$1,815	$1,816-UP
11	$0-$1,293	$0-$647	$648-$1,293	$1,294-$1,940	$1,941-UP
12	$0-$1,377	$0-$689	$690-$1,377	$1,378-$2,066	$2,067-UP
13	$0-$1,460	$0-$730	$731-$1,460	$1,461-$2,190	$2,191-UP
TABLE IV
Medicaid Cost Sharing Structure (Copayments) to be Effective On and After July 1, 2016 Coverage Codes and Its Determination
MAGI Household Size	Puerto Rico Poverty Level (PRPL)	MAGI Monthly Income Range by Coverage Code
		100	110	120	130
Percentage of PRPL
		0%-50%	51%-100%	101%-150%	151%-UP
14	$0-$1,544	$0-$772	$773-$1,544	$1,545-$2,316	$2,317-UP
15	$0-$1,627	$0-$814	$815-$1,627	$1,628-$2,441	$2,442-UP

TABLE V
CHIP Cost Sharing Structure (Copayments) to be Effective On and After July 1, 2016 Coverage Codes and Its Determination
MAGI Household Size	Puerto Rico Poverty Level (PRPL)	MAGI Monthly Income Range by Coverage Code
		220	230
Percentage of PRPL
		0%-150%	151%-UP
1	$0-$459	$0-$689	$690-UP
2	$0-$542	$0-$813	$814-UP
3	$0-$626	$0-$939	$940-UP
4	$0-$709	$0-$1,064	$1,065-UP
5	$0-$792	$0-$1,188	$1,189-UP
6	$0-$876	$0-$1,314	$1,315-UP
7	$0-$959	$0-$1,439	$1,440-UP
8	$0-$1,043	$0-$1,565	$1,566-UP
9	$0-$1,126	$0-$1,689	$1,690-UP
10	$0-$1,210	$0-$1,815	$1,816-UP
11	$0-$1,293	$0-$1,940	$1,941-UP
12	$0-$1,377	$0-$2,066	$2,067-UP
13	$0-$1,460	$0-$2,190	$2,191-UP
14	$0-$1,544	$0-$2,316	$2,317-UP
15	$0-$1,627	$0-$2,441	$2,442-UP

TABLE VI
Medicaid and CHIP Cost Sharing Structure (Copayments) to be Effective On and After July 1, 2016 Applicable Copayment Amounts for Each Service by Coverage Code
Service	Coverage Codes and Copayments Amounts
	Medicaid				CHIP
	100	110	120	130	220	230
Hospital Admission, (per entire stay)	$0.00	$4.00	$5.00	$8.00	$0.00	$0.00
Non-Emergency Services Provided in a Hospital Emergency Room, (per visit)	$0.00	$4.00	$5.00	$8.00	$0.00	$0.00
Non-Emergency Services Provided in a non-Hospital / Freestanding Emergency Room, (per visit)	$0.00	$2.00	$3.00	$4.00	$0.00	$0.00
Visit to Primary Care Physician (PCP), (per visit)	$0.00	$1.00	$1.50	$2.00	$0.00	$0.00
Visit to Specialist, (per visit)	$0.00	$1.00	$1.50	$2.00	$0.00	$0.00
Visit to Sub-Specialist, (per visit)	$0.00	$1.00	$1.50	$2.00	$0.00	$0.00
High-Tech Laboratories, (per procedure)	$0.00	$0.50	$1.00	$1.50	$0.00	$0.00
Clinical Laboratories, (per procedure)	$0.00	$0.50	$1.00	$1.50	$0.00	$0.00
X-Rays, (per procedure)	$0.00	$0.50	$1.00	$1.50	$0.00	$0.00
Special Diagnostic Test, (per procedure)	$0.00	$1.00	$1.50	$2.00	$0.00	$0.00
Therapy - Physical, (per procedure)	$0.00	$1.00	$1.50	$2.00	$0.00	$0.00
Therapy - Respiratory, (per procedure)	$0.00	$1.00	$1.50	$2.00	$0.00	$0.00
Therapy - Occupational, (per procedure)	$0.00	$1.00	$1.50	$2.00	$0.00	$0.00
Dental - Preventative, (per procedure)	$0.00	$1.00	$1.50	$2.00	$0.00	$0.00
Dental - Restorative, (per procedure)	$0.00	$1.00	$1.50	$2.00	$0.00	$0.00
Pharmacy - Preferred Drugs, (per drug)	$0.00	$1.00	$2.00	$3.00	$0.00	$0.00
Pharmacy - Non-Preferred Drugs, (per drug)	$0.00	$3.00	$4.00	$6.00	$0.00	$0.00
All Other Services or Items Not Specified Above	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Contracts between ASES and Managed Care Organizations (MCOs), Medicare Advantage Organizations (MAOs), Pharmacy Benefit Managers (PBMs), Managed Behavioral Healthcare Organizations (MBHOs), and Third Party Administrators (TPAs), among others, shall include this Cost Sharing Policy.  Each entity is required by contract to make this Cost Sharing (Copayments) Policy known to beneficiaries and providers.  Compliance with this Cost Sharing Policy will be monitored by ASES.

 Medicaid Beneficiaries Enrolled in a Platino Plan

The Medicaid dual beneficiaries with Medicare Part A and B have the option to be enrolled in a Medicare Advantage (MA) Plan contracted with ASES, commonly known as Platino Plan.  For Platino Plans, the New Cost Sharing Structure will be implemented on January 1, 2017.

MAO contracts, or Platino Plan contracts, are based on calendar year, from January 1st to December 31st of each year.  The January 1st, 2017 implementation date will allow the changes in copayments to be incorporated under premiums and contract negotiation with each MAO, which will take effect in 2017.

Therefore, from July 1st to December 31s, 2016, MAOs will continue using the Cost Sharing Structure as indicated in Table I, II and III for the Platino Plans.  The beneficiary will continue using his/her Platino ID Card up to December 31, 2016.  If during the period from July 1st to December 31st 2016 the Medicaid Program:

1.	Performs a Medicaid beneficiary determination or redetermination on a beneficiary who enrolls in, or is enrolled in, a Platino Plan, and

2.	The beneficiary is assigned a coverage 120 or 130,

3.	The MAO will treat that beneficiary as if the coverage code was assigned as 110.

On January 1st, 2017:

1.	The MAOs will implement the New Cost Sharing Structure, as indicated in Tables IV, VI, and VI.

2.	The MAOs will issue to each beneficiary a new ID Card with (i) the coverage code assigned by the Medicaid Program and (ii) copayments amount applicable to such code, as indicated in Table VI.

4.	The beneficiary will discard the old ID Card and use the new ID Card.

5.	The beneficiary will only be liable to pay the Table VI's copayments amount as a maximum.

A Platino beneficiary can submit a reimbursement request as soon as he/she believes he/she has exceeded the 5% limit per quarter as it is described under the section "Five Percent (5%) Limit or Cap Per Quarter on all Copayments".

MAOs cannot impose cost sharing requirements on specified Medicaid beneficiary with a Platino Plan that would exceed the amounts permitted under the Medicaid State Plan for Medicaid beneficiaries not enrolled in a Platino Plan.  Therefore, MAOs are not allowed to charge any other cost sharing for Medicaid covered services except for the copayment amounts establish in the Puerto Rico Medicaid State Plan, as described in this "Cost Sharing Policy for Medicaid and CHIP Beneficiaries".

Contracts between ASES and MAOs shall include this Cost Sharing Policy.  The MAOs are required by contract to make this Cost Sharing Policy knows to beneficiaries, providers, and any other person that provides health care services to beneficiaries.  Compliance with this Cost Sharing Policy will be monitored by ASES.

 Beneficiaries Copayments Exemptions

Pursuant to the federal regulation, 42 CFR §447.56(a)(1), Puerto Rico Medicaid State Plan states that certain groups of individuals are exempted from any copayments.  No copayment will be charged to the following Medicaid or CHIP beneficiaries:

1.	Children from 0 to less than 21 years of age.

2.
Pregnant women, during pregnancy and the post-partum period.  The post-partum period begins on the last day of pregnancy and extends through the end of the month in which a 60-day period following the last day of pregnancy ends.  Example: If March 3 is the last day of pregnancy, May 2 is the end of the 60-days, and May 31 is the last day of the month in which post-partum ends.

3.	Institutionalized Individuals, such as a nursing home.

4.
Beneficiaries receiving hospice care.  As defined in Section 1905(o) of the Social Security Act, hospice care means the care furnished by a hospice program to a terminally ill individual who has voluntarily elected to have payment made for hospice care.

5.	American Indians and Alaskan Natives (AI/AN).

Contracts between ASES and MCOs, MAOs and PBMs include the requirement to exempt these group of beneficiaries, as defined at 42 CFR §447.56(a)(1).  MCOs, MAOs, and PBMs are required by contract to make these exemptions known to beneficiaries, providers, and any other person that provides health care services to beneficiaries.  Compliance with these cost sharing exemptions will be monitored by ASES.

 Health Care Services Copayments Exemptions

Pursuant to the federal regulation, 42 CFR §447.56(a)(2), Puerto Rico Medicaid State Plan establishes that certain health care services are exempted from any copayments.  All Medicaid and CHIP beneficiaries are exempt from copayments for the following services:

1.	Emergency services, (including ambulatory, hospital, and post-stabilization services), as defined at Section 1932(b)(2) of the Social Security Act and in the federal regulation, 42 CFR §438.114(a).

2.
Family planning services and supplies as described in Section 1905(a)(4)(C) of the Social Security Act, including contraceptives and pharmaceuticals for which the Puerto Rico claims or could claim Federal match at the enhanced rate under Section 1903(a)(5) of the Social Security Act for family planning services and supplies.

3.	Preventive services provided to children under 18 years of age, as described in the federal regulation at 42 CFR §457.520 of chapter D.

4.
Pregnancy-related services, including those services as defined in the federal regulation, 42 CFR §440.210(a)(2) and 42 CFR §440.250(p), and counseling services and drugs for cessation of tobacco use.  All services provided to pregnant women, during pregnancy and the 60-day post-partum period, will be considered as pregnancy-related.

5.	Provider-preventable services as defined in the federal regulation, 42 CFR §447.26(b).

Contracts between ASES and MCOs, MAOs and PBMs include the requirement to exempt these services, as defined in 42 CFR §447.56(a)(2).  MCOs, MAOs, and PBMs are required by contract to make these exemptions known to beneficiaries, providers, and any other person that provides health care services to beneficiaries.  Compliance with these cost sharing exemptions will be monitored by ASES.

 Other Copayments Exemptions

Preferred Provider Network (PPN) Copayment Exemption:

1.	The Preferred Provider Network is a subset of providers within the MCO General Network of Providers. The objectives of the Preferred Provider model are to:

a.	Increase access to Providers and needed services;

b.	Improve timely receipt of services;

c.	Improve the quality of beneficiary care;

d.	Enhance continuity of care; and

e.	Facilitate effective exchange of personal health information between providers and the MCO.

2.	Copayments do not apply to any service provided to a Medicaid beneficiary by a provider participating in the Preferred Provider Network.

3.	A provider who is a member of the Preferred Provider Network provides services to beneficiaries without the requirement for referrals and copayments.

4.	The MCO’s contracts with a provider who is a member of the Preferred Provider Network shall prohibit the provider from collecting copayments from Medicaid beneficiary.

5.
The Medicaid beneficiary is not required to use the Preferred Provider Network.  But, if the Medicaid beneficiary chooses a provider from the MCO General Network of Providers, he/she is subject to the applicable copayments amount.

6.
If the Medicaid beneficiary needs a covered service and cannot have access to a specialist within the Preferred Provider Network within thirty (30) calendar days, the beneficiary shall have access to the specialist within the MCO General Network of Providers, without the imposition of copayments, but shall return to the PPN specialist once the PPN specialist is available to treat the beneficiary.

7.	Dentists and Pharmacies are not part of the Preferred Provider Network.

8.	For a Platino Plan, MAOs have to be in compliance with this exemption, if they operate a Preferred Provider Network model.

Medical Advice Service Line Copayment Exemption:

1.	The Puerto Rico Medicaid State Plan does not allow charging copayment for non-emergency services provided in a hospital emergency room to a Medicaid or CHIP beneficiary when the beneficiary:

a.	Calls the MCO Medical Advice Service Line, prior to visiting the hospital emergency room;

b.	Receives a code or an identification number;

c.	Presents such number at the time of the visit to the hospital emergency room; and

d.	The hospital emergency room will waive the beneficiary copayment for non-emergency services provided in a hospital emergency room.

2.
Regardless of whether the beneficiary uses or does not use the MCO Medical Advice Service Line, under no circumstance will a copayment be imposed on a Medicaid or CHIP Beneficiary for the treatment of an Emergency Medical Condition or Psychiatric Emergency provided.

3.	For a Platino Plan, MAOs will comply with the "Medical Advice Service Line Copayment Exemption", as described herein.

Preventive Services:

All Medicaid beneficiaries do not pay copayments for the following diagnostics tests when these services are required as part of a preventive service.

1.	High-Tech Laboratories.

2.	Clinical Laboratories.

3.	X-Rays.

4.	Special Diagnostic Test.

Contracts between ASES and MCOs, MAOs, and PBMs include the requirement to exempt Medicaid beneficiaries from these copayments when he/she complies with the rules as described under this section.  MCOs, MAOs, and PBMs are required by contract to make these exemptions known to beneficiaries, providers, and any other person that provides health care services to the beneficiaries.  Compliance with this Policy Cost Sharing section will be monitored by ASES.

 Copayment for Non-Emergency Services Provided in a Hospital Emergency Room (ER)

Pursuant the federal regulation, 42 CFR §447.51, Non-Emergency Services means any care or services that are not considered emergency services, as it concept is defined and described in 42 CFR §438.114 (Emergency and Post-Stabilization Services).  Non-Emergency Services do not include any services furnished in a hospital emergency department that are required to be provided as an appropriate medical screening examination or stabilizing examination and treatment under Section 1867 of the Social Security Act, (Examination and Treatment for Emergency Medical Conditions and Women In Labor, also known as EMTALA).

Emergency and Post-Stabilization Services are defined as follows:

1.
Emergency medical condition means a medical condition manifesting itself by acute symptoms of sufficient severity (including severe pain) that a prudent layperson, who possesses an average knowledge of health and medicine, could reasonably expect the absence of immediate medical attention to result in the following:

a.	Placing the health of the individual (or, with respect to a pregnant woman, the health of the woman or her unborn child) in serious jeopardy;

b.	Serious impairment to bodily functions; and

c.	Serious dysfunction of any bodily organ or part.

2.	Emergency services means covered inpatient and outpatient services that are:
a.	Furnished by a provider that is qualified to furnish these services under 42 CFR §438.114 and
b.	Needed to evaluate or stabilize an emergency medical condition.

3.
Post-Stabilization care services means covered services, related to an emergency medical condition that are provided after an enrollee is stabilized in order to maintain the stabilized condition, or to improve or resolve the enrollee's condition.

The Puerto Rico Medicaid State Plan allows charging cost sharing for non-emergency services provided in the hospital emergency room.  It is expected that all participating hospital emergency rooms will charge the applicable copayment amount to all non-exempt Medicaid beneficiaries for the non-emergency services provided in a hospital emergency room.

The Puerto Rico Medicaid State Plan does not allow charging cost sharing for non-emergency services provided in the hospital emergency room in the following instances:

1.	To Medicaid beneficiary when he/she:

a.	Calls the MCO Medical Advice Service Line, previous to visit the hospital emergency room,

b.	Receives a code or an identification number, and

c.	Presents such number at the time of the visit to the hospital emergency room. In this instance, the copayment is waived.

2.	To Medicaid exempted groups of individuals listed in this Cost Sharing Policy under section "Copayments Are Not Charged To The Following Beneficiaries".

3.	Copayments do not apply to any service provided to a Medicaid beneficiary by a hospital emergency room participating in the Preferred Provider Network (PPN).

4.
For Medicaid beneficiaries with a Platino Plan, MAOs have to be in compliance with the "Preferred Provider Network (PPN) Copayment Exemption" and the "Medical Advice Service Line Copayment Exemption", as described under section "Other Copayments Exemptions".

If the beneficiary does not follow the copayment exemption describes under section "Medical Advice Service Line Copayment Exemption" of this Cost Sharing Policy, the non-preferred hospital's emergency room may charge the applicable copayment for this service only if, before providing non-emergency services and imposing the applicable copayment for such services, the hospital's emergency room must complies with the following requirements:

1.	First, conducts an appropriate medical screening to determine
a.	Whether or not an emergency medical condition exists as required under 42 CFR §489.24 subpart G and b. That the individual does not need emergency services.

2.	Second, if not an emergency medical condition exists and before providing non-emergency services and imposing cost sharing for such services, the hospital's emergency room:

a.	Informs the beneficiary of the amount of his or her copayment obligation for non-emergency services provided in the hospital emergency room;

b.	Provides the beneficiary with the name and location of an available and accessible alternative non-emergency services provider;

c.
Determines that the alternative provider can provide services to the individual in a timely manner with the imposition of a lesser copayment amount or no copayment if the beneficiary is otherwise exempt from copayment; and

d.	Provides a referral to coordinate scheduling for treatment by the alternative provider.

3.
The federal regulation, 42 CFR §447.51, defines Alternative Non-Emergency Services Provider as a Medicaid provider, such as a physician's office, health care clinic, community health center, hospital outpatient department, or similar provider that can provide clinically appropriate services in a timely manner.

4.	Therefore, the hospital emergency room cannot charge the copayment if it does not follow and comply with the process as described herein.

The Puerto Rico Medicaid Program and ASES ensure that:

1.	Before providing non-emergency services and imposing the applicable copayment for such services the hospital's emergency room will comply with the above mentioned requirements.

2.	There is a process in place to identify hospital emergency room services as non-emergency's room services for purposes of imposing cost sharing. This process does not:

a.	Limit hospital's obligations for screening and stabilizing treatment of an emergency medical condition under section 1867 of the Social Security Act (EMTALA); or

b.
Modify any obligations under either state or federal standards relating to the application of a prudentlayperson standard for payment or coverage of emergency medical services by any MCO (MAO for a Platino Plan).

3.
As part of the New Cost Sharing Structure, all participating hospital emergency rooms located in Puerto Rico will have their payments reduced by the copayment amount for non-emergency services provided at the hospital emergency room.

4.
Contracts between ASES and MCOs and MAOs include the non-emergency hospital emergency room copayment rules.  MCOs and MAOs are required by contract to make these rules know to beneficiaries and providers.  Compliance with these cost sharing rules will be monitored by ASES.

The Puerto Rico Medicaid State Plan does not allow charging the copayment for "Non-Emergency Services Provided in a Hospital Emergency Room" when the non-emergency services is provided in a nonhospital/freestanding emergency room.  In non-hospital/freestanding emergency room facilities, the provider can only charge, per visit, the copayment applicable for "Non-Emergency Services Provided in a nonHospital/Freestanding Emergency Room", as indicated in "TABLE VI".

The List of Hospital Emergency Rooms by MCO, that may charge the copayment for non-emergency services provided in the hospital emergency room, is available in any of the Medicaid Local Offices throughout the Island or at the ASES Central Office (physical address: #1549 Calle Alda, Urbanización Caribe, Río Piedras, Puerto Rico  00926-2712).  Additionally, the list of MCO's Hospital Emergency Rooms can be downloaded, reviewed, and printed from the Medicaid Program website (https://www.medicaid.pr.gov/) or the ASES website (http://www.asespr.org/ or http://ases.pr.gov/).

The List of Hospital Emergency Rooms by MCO may be changed to add or remove its participating Hospital Emergency Rooms at any time.  ASES will notify and post such changes through its ASES website.

Each MCO will post its Hospital Emergency Rooms List through its website, as well as any change to add or remove its participating Hospital Emergency Rooms at any time.

Each MAO will post its Hospital Emergency Rooms List through its website not later than January 1st, 2017, as well as any change to add or remove its participating Hospital Emergency Rooms at any time.

Contracts between ASES and MCOs, MAOs, and PBMs include these copayment rules.  MCOs, MAOs, and PBMs are required by contract to make these rules known to beneficiaries, providers, and any other person that provides health care services to the beneficiaries.  Compliance with these copayment rules will be monitored by ASES.

 Preferred Drug List

Pursuant to the federal regulation, 42 CFR §447.51, preferred drugs means drugs that the state has identified on a publicly available schedule as being determined by a pharmacy and therapeutics committee for clinical efficacy as the most cost effective drugs within each therapeutically equivalent or therapeutically similar class of drugs.

The Medicaid Program and ASES differentiate between preferred and non-preferred drugs.  The Preferred Drug List (PDL) was revised to produce a new Drugs Formulary (“Formulario de Medicamentos en Cubierta del Plan de Salud del Gobierno de PR”).  The review was performed by ASES’ Pharmacy Administrative Committee, composed of a clinical pharmacist, an epidemiology analyst, a medical doctor from the Pharmacy Program Administrator (PPA), two clinical pharmacists, a system implementation manager from the contracted PBM, ASES Clinical Medical Doctor Representative, and ASES Clinical Department Manager.  All drugs included have been previously approved by the ASES Pharmacy and Therapeutics Committee, composed of thirteen (13) voluntary community representatives, community medical doctors, and pharmacist representatives.  All decisions have been managed and documented under the contracted PBM for such purposes.

For the determination of which medication will be covered as preferred or non-preferred drug, the Pharmacy Administrative Committee evaluated each therapeutic category based on the amount of alternatives available with similar efficacy, utilization frequency, and total cost impact.  As a result of such analysis the majority of the generic drugs were considered as preferred drugs, with some exceptions where other more cost-effective drugs were available within the same therapeutic category.  All branded products with contracted rebates were considered preferred drugs, but depending on availability on a class category, some non-rebatable, branded drugs were also considered preferred drugs.

The drugs in the Formulary are divided into two categories (Tiers): Preferred and Non-preferred drugs, as permitted by the federal regulation applicable to Medicaid.  The criteria used for the drug classifications were based on their safety profile, established efficacy (cost-effectiveness), generic drug availability, and treatment cost.  The Medicaid Program and ASES define both categories as follows:

Preferred Drugs means:

1.	All generic drugs, except for:

a.	Those with a significantly higher cost compared to their therapeutic alternatives, in which case they are classified as non-preferred drugs.

b.	Those with a low safety profile compared to their therapeutic alternatives, in which case they are classified as non-preferred drugs.

2.	Branded drugs that:

a.	Have no generic available and their net cost does not exceed a certain limit, otherwise they are classified as non-preferred.

b.	Their generic drug alternative is more expensive.

c.	Are contracted by ASES.

3.	Specialty drugs contracted by ASES.

Non-Preferred Drugs means:

1.	Branded drugs, except for:

a.	Those that have no generic drug available and their cost does not exceed a certain limit, in which case they are classified as preferred drug.

b.	Those with a more expensive generic (net cost), in which case they are classified as preferred drug.

c.	Are contracted by ASES, in which case they are classified as preferred drugs.

2.	Generic drugs that their established safety, efficacy, and cost profile (cost-effectiveness) are low compared to their therapeutic alternatives.

3.	Specialty drugs not contracted by ASES.

The Puerto Rico Medicaid State Plan allows charging copayments for preferred and non-preferred drugs.  However, the Medicaid State Plan does not allow charging those copayments in the following instances:

1.	To Medicaid beneficiaries exempted groups of individuals listed in this Cost Sharing (Copayments) Policy under section Beneficiaries Copayments Exemptions

2.
To Medicaid exempted services as described in this Cost Sharing (Copayments) Policy under section Health Care Services Copayments Exemptions, such as contraceptives for family planning services and drugs for cessation of tobacco use.

3.	For Platino Plans, MAOs will comply with this rule on January 1st, 2017.

The Puerto Rico Medicaid State Plan requires charging the applicable copayment for preferred drug instead of the non-preferred drug copayment in the following instances:

1.	The beneficiary's prescribing provider determines based on medical necessity that:

a.
A Formulary non-preferred drug can be covered when a Formulary preferred drug for treatment of the same health condition either: (i) is less effective for the beneficiary health condition, (ii) has adverse effects for the beneficiary, or (iii) both.

b.
A non-Formulary drug can be covered when a Formulary preferred or non-preferred drug for treatment of the same health condition either: (i) is less effective for the beneficiary health condition, (ii) has adverse effects for the beneficiary, or (iii) both.

2.	The MCOs and the provider follow the usual pre-authorization procedure to consider these cases.

a.	The exception process is utilized when there is an indication that there is a medically necessary reason to cover a non-preferred drug or non-Formulary drug.

b.
When an exception is requested by the beneficiary, the MCO will do a clinical evaluation to consider and review the justification given by the prescribing provider, beneficiary's medical records, and any other relevant documentation to determine medical necessity based on the following criteria:

(1)	Contraindications to the medication listed in the Formulary.

(2)	History of adverse reactions to the medication listed in the Formulary.

(3)	Therapeutic failure of all available alternatives in the Formulary.

(4)	Non-existence of alternative therapy in the Formulary.

c.	If the documents and information provided supports the exception, the preauthorization is granted.

d.	The beneficiary has the right to file an appeal and request a fair hearing to review the determination that has been notified by the MCO.

3.
If the authorization is granted, the Medicaid Program and ASES have a timely process in place in which the pharmacy only charges to the Medicaid beneficiary the copayment applicable to a preferred drug, which is: $1 to beneficiaries with coverage code 110, $2 with coverage code 120, and $3 with coverage code 130.

4.	According with the federal regulation, 42 CFR §447.53(e), the Medicaid Program and ASES certify that in such cases the reimbursement to the pharmacy is based on the appropriate copayment amount.

5.	For Platino Plans, MAOs will comply with this rule on January 1st, 2017.

In addition to, the Puerto Rico Medicaid State Plan indicates that:

1.
In the event a beneficiary needs a drug or medicine that is not included in Puerto Rico Medicaid Formulary, the MCOs and providers will follow the usual pre-authorization procedure to allow beneficiaries to obtain drugs not included in the Formulary.

2.
The use of bioequivalent medications and drugs approved by the FDA and local regulations is authorized, unless contraindicated for the beneficiary by the physician or dentist who prescribed the medication.

3.	The absence of bioequivalent medications and drugs in stock does not exonerate the pharmacist from dispensing the medication nor does it entail the payment of additional surcharges by beneficiaries.

4.	Brand name drugs will be dispensed if the bioequivalent is not available at the pharmacy.

5.	All prescriptions shall be filled and dispensed at a participating pharmacy properly licensed under the laws of Puerto Rico freely chosen by the beneficiary.

6.	Pharmacies and Dentists are not part of the Preferred Provider Network.

7.	The MCO and/or provider cannot establish a different drug formulary nor limit in any way the drugs and medications included in the Puerto Rico Medicaid Formulary.

The Drugs Formulary is available in any of the Medicaid Local Offices throughout the Island or at ASES Central Office (physical address: #1549 Calle Alda, Urbanización Caribe, Río Piedras, Puerto Rico  00926-2712).  Additionally, the Drugs Formulary can be downloaded, reviewed, and printed from the Medicaid Program website (https://www.medicaid.pr.gov/) or the ASES website (http://www.asespr.org/ or http://ases.pr.gov/).

The Drugs Formulary may be amended to add or remove drugs, as well as to classify a drug as a preferred or non-preferred, at any time according to the ASES' Pharmacy Administrative Committee.  ASES will notify and post such changes through its ASES website.

Each MCO and PBM will post the“Formulario de Medicamentos en Cubierta del Plan de Salud del Gobierno de PR”, as well as any amendment approved by the ASES' Pharmacy Administrative Committee to add or remove drugs or to classify a drug as a preferred or non-preferred, through its website.

Each MAO has its own drugs formulary that has to be in compliance with Medicare and Medicaid federal regulation.  The Medicaid beneficiaries with a Platino Plan will use the MAO's Drugs Formulary.  The MAO's Drugs Formulary, as well as any amendment, will be posted through the MAO's website.  Pursuant the federal regulation, each MAO must be in compliance with the copayment rules state under the Puerto Rico Medicaid State Plan and this Cost Sharing Policy.

Contracts between ASES and MCOs, MAOs, and PBMs include these copayment rules.  MCOs, MAOs, and PBMs are required by contract to make these rules known to beneficiaries, providers, and any other person that provides health care services to the beneficiaries.  Compliance with these copayment rules will be monitored by ASES.

 Five Percent (5%) Limit or Cap Per Quarter on all Copayments

The federal regulation, 42 CFR §447.56(f), provides that Medicaid or CHIP copayments incurred by all eligible beneficiary in his/her Medicaid and CHIP household may not exceed an aggregate limit of five percent (5%) of the household's income applied on a quarterly basis.  The 5% cap on total copayments per quarter is determined on the basis of:

1.
At July 1st, 2016 and until implementation of MAGI Methodologies for determining Medicaid & CHIP eligibility, the Medicaid Program will continue determining the 5% cap on total copayments per quarter for a beneficiary on the basis of the eligibility monthly income and the number of members in the family unit of the beneficiary.

2.
On and after implementation of MAGI Methodologies for determining Medicaid & CHIP eligibility, the Medicaid Program will determine the 5% cap on total copayments per quarter for a beneficiary on the basis of his/her MAGI Monthly Income and his/her MAGI Household Size.

3.	For example: if a beneficiary Monthly Income is $300 per month, his/her quarterly copayment limit will be $45 ($300 x 3 months = $900 x 5% = $45).

Each beneficiary has his/her own quarters, which are based on the eligibility month.  For example, if the
Medicaid Program determines that the individual is eligible starting in February, he/she's quarters are: February, March, and April (first quarter); May, June, and July (second quarter); August, September and October (third quarter); and November, December, and January (fourth quarter).

Any Medicaid beneficiary can request to the Medicaid Program a reassessment of his/her aggregate limit of 5 percent (5%) if he/she has a change in circumstances, such as:

1.	Increase or decrease in income.

2.	Increase or decrease in household size.

A beneficiary's 5% cap or limit will be reached, if copayments paid in a quarter by his/her family unit or MAGI household members who are Medicaid and CHIP are summed together and the result exceeds the calculated 5% cap amount per quarter.

The New Cost Sharing Structure does not place beneficiaries at risk of reaching the copayment aggregate limit of 5% per quarter of the family unit or MAGI household income applied on a quarterly basis.  The Medicaid Program and ASES have a "Process for Requesting Reimbursement of Excess Cost Sharing Payments" for individuals that believe they have incurred cost sharing over the aggregate limit for a quarterly cap period, which includes an explanation of his/her right to appeal any decision and request a fair hearing.

If, over the course of a period of Medicaid or CHIP eligibility, a Medicaid or CHIP beneficiary believes that copayments in a quarter have been paid in excess of the 5% cap, he/she can submit a Cost Sharing Reimbursement Request, which will be evaluated by ASES.  The Process for Requesting Reimbursement of Excess Cost Sharing Payments establishes that:

1.	The reimbursement requests must be submitted no later than two (2) calendar months after the end of the quarter.

2.	Reimbursement requests must include all minimum mandatory information, as instructed on the reimbursement request form, and can be submitted:

a.	In person: at ASES Central Office (physical address: #1549 Calle Alda, Urbanización Caribe, Río Piedras, Puerto Rico 00926-2712) or in any of the Medicaid Local Offices throughout the Island;

b.	By mail, to following postal address: ASES Client Services, PO Box 195661, San Juan, PR, 00919-5661; or

c.	By Facsimile (Fax), to ASES Fax number: 787-474-3347.

3.
ASES will conduct an investigation to evaluate reimbursement requests which will be completed no later than four (4) months from the end of the quarter for which the reimbursement request is made.  The results of the investigation of any reimbursement request will be notified to the beneficiary no later than fifteen (15) calendar days from the limit date for the investigation.  ASES will send a written communication to the beneficiary explaining the results of the reimbursement process investigation, and:

a.
If the amount to be reimbursed is five dollars ($5) or more, ASES will issue a reimbursement and will send a written communication to the beneficiary explaining the results of the reimbursement process investigation.

b.	If the amount to be reimbursed is less than five dollars ($5), the amount will be kept as a credit for a two
(2) years period and can be added to the result of reimbursement request for another quarter.

4.
The individual has the right to file an appeal and request a fair hearing to review the determination that has been notified by ASES.  The appeal must be presented in writing and within a period of thirty (30) days, counting from the date of the ASES' notice.  The appeal may be submitted:

a.	In person: at the ASES Central Office (physical address: #1549 Calle Alda, Urbanización Caribe, Río Piedras, Puerto Rico, 00926-2712);

b.	By mail, to following postal address: ASES Client Services, PO Box 195661, San Juan, PR, 00919-5661; or

c.	By Facsimile (Fax), to ASES Fax number: 787-474-3347.

5.	The determination will be final if the individual does not appeal within the term of thirty (30) days.

The "Process for Requesting Reimbursement of Excess Cost Sharing Payments" and the reimbursement request form (in English or Spanish) are available in any of the Medicaid Local Offices throughout the Island or at the ASES Central Office (physical address: #1549 Calle Alda, Urbanización Caribe, Río Piedras, Puerto Rico  00926-2712).  These documents can also be downloaded, reviewed, and printed from the Medicaid Program website (https://www.medicaid.pr.gov/) or the ASES website (http://www.asespr.org/ or http://ases.pr.gov/).

 The Consequences for a Beneficiary Who Does Not Pay a Cost Sharing Charge

A Medicaid beneficiary is expected to pay a copayment at the time of receiving the health care service.  Therefore, the provider may request and collect the copayment amount each time a beneficiary receives a service.

A beneficiary does not have to pay copayments for any service provided by a provider participating in the Preferred Provider Network.  The MCO’s (MAO for a Platino Plan) contracts with a provider who is a member of the Preferred Provider Network shall prohibit the provider from collecting copayments from Medicaid beneficiary.

The Medicaid beneficiary, who chooses a provider from MCO's General Network of Providers (MAO for a Platino Plan) and with coverage code 110, 120 or 130, is subject to the applicable copayments amount.

Pursuant the federal regulation, 42 CFR §447.52(e), the Puerto Rico Medicaid State Plan dispone:

1.	Beneficiaries with an eligibility monthly income at or below 100 percent (100%) of the PRPL:

a.
When copayment charge is allowed or the beneficiary is not part of an otherwise exempt group, the provider, including a pharmacy or dentist, may request the applicable copayment amount, but cannot not deny services to a beneficiary on account of the his/her inability to pay the copayment amount at the time of receiving a service.

b.	The beneficiary will receive the health care service without paying the cost sharing at the time of receiving the service.

c.	Although services may not be denied, the beneficiary is still obligated to pay the cost sharing unless it is waived by the provider.

d.	If the copayment is not waived, the provider may ask the beneficiary for outstanding copayments amount the next time the beneficiary comes in for a service and/or send a bill to the beneficiary.

e.
In these cases, a hospital can charge the applicable copayment for non-emergency services furnished in its emergency room, if the conditions under 42 CFR 447.54(d) and the copayment rules for this service have been satisfied.

f.	Nothing prohibits a provider from choosing to reduce or to waive the copayment on a case-by-case basis.

g.	Medicaid beneficiaries identified by coverage code 100:

(1)	Prior MAGI Implementation and as illustrate on Table VII, all Medicaid beneficiaries identified by coverage code 100 have an Eligibility Monthly Income unit below 100% of the PRPL.

(2)	On and After MAGI Implementation and as illustrate on Table VIII, all Medicaid beneficiaries identified by coverage code 100 have a MAGI household monthly income below 100% of the PRPL.

h.	Medicaid beneficiaries identified by coverage code 110:

(1)	Prior MAGI Implementation and as illustrate on Table VII, there are some Medicaid beneficiaries identified by coverage code 110 have an Eligibility Monthly Income at or below 100% of the PRPL.

(2)	On and After MAGI Implementation and as illustrate on Table VIII, all Medicaid beneficiaries identified by coverage code 110 have a MAGI household monthly income at or below 100% of the PRPL.

2.	Beneficiaries with MAGI household monthly income above 100 percent (100%) of the PRPL:

a.
When copayment charge is allowed or the beneficiary is not part of an otherwise exempt group, the provider, including a pharmacy and a dentist, may request the applicable copayment amount as a condition for receiving the service.

b.
In these cases, a hospital can charge the applicable copayment for non-emergency services furnished in its emergency room, if the conditions under 42 CFR 447.54(d) and the copayment rules for this service have been satisfied.

c.	Nothing prohibits a provider from choosing to reduce or to waive the copayment on a case-by-case basis.

d.
Medicaid beneficiaries identified by coverage code 110: Prior MAGI Implementation and as illustrate on Table VII, there are some Medicaid beneficiaries identified by coverage code 110 have an Eligibility Monthly Income above 100% of the PRPL.

e.
Medicaid beneficiaries identified by coverage code 120 or 130: On and After MAGI Implementation and as illustrate on Table VIII, all Medicaid beneficiaries identified by coverage code 120 or 130 have a MAGI household monthly income above 100% of the PRPL.

3.	The following tables show Puerto Rico Poverty Level (PRPL) for Medicaid and CHIP and the coverage codes:

a.	Table VII: Puerto Rico Poverty Level (PRPL) Prior MAGI Implementation.

b.	Table VIII: Puerto Rico Poverty Level (PRPL) On and After MAGI Implementation.

TABLE VII
Puerto Rico Poverty Level (PRPL) Prior MAGI Implementation
Member in Family Unit	Puerto Rico Poverty Level (PRPL)	Eligibility Monthly Income Ranges by Coverage Codes
		At or Below 100% of the PRPL		Above 100% of the PRPL
		100	110	Ranges Above 100% PRPL	110
1	$0-$413.53	$0-$200	$201-$413.53	$413.54-UP	$413.54-$550
2	$0-$488.72	$0-$248	$249-$488.72	$488.73-UP	$488.73-$650
3	$0-$563.91	$0-$295	$296-$563.91	$563.92-UP	$563.92-$750
4	$0-$639.10	$0-$343	$344-$639.10	$639.11-UP	$639.11-$850
5	$0-$714.29	$0-$390	$391-$714.29P	$714.30-UP	$714.30-$950
6	$0-$789.47	$0-$438	$439-$789.47	$789.48-UP	$789.48-$1,050
7	$0-$864.66	$0-$485	$486-$864.66	$864.67-UP	$864.67-$1,150
8	$0-$939.85	$0-$533	$534-$939.85	$939.86-UP	$939.86-$1,250
9	$0-$1,015.04	$0-$580	$581-$1,015.04	$1,015.05-UP	$1,015.05-$1,350
10	$0-$1,090.23	$0-$628	$629-$1,090.23	$1,090.24-UP	$1,090.24-$1,450
11	$0-$1,165.41	$0-$675	$676-$1,165.41	$1,165.42-UP	$1,165.42-$1,550
12	$0-$1,240.60	$0-$723	$724-$1,240.60	$1,240.61-UP	$1,240.61-$1,650
13	$0-$1,315.79	$0-$770	$771-$1,315.79	$1,315.79-UP	$1,315.79-$1,750
14	$0-$1,390.98	$0-$818	$819-$1,390.98	$1,390.98-UP	$1,390.98-$1,850
15	$0-$1,466.17	$0-$865	$866-$1,466.17	$1,466.17-UP	$1,466.17-$1,950

TABLE VIII
Puerto Rico Poverty Level (PRPL) To Be Effective Implemented On and After MAGI Implementation
MAGI Household Size	Puerto Rico Poverty Level (PRPL)	MAGI Monthly Income Range by Coverage Code
		100	110	120	130
		At or Below 100% of the PRPL		Above 100% of the PRPL
		0%-50%	51%-100%	101%-150%	151%-UP
1	$0-$459	$0-$230	$231-$459	$460-$689	$690-UP
2	$0-$542	$0-$271	$272-$542	$543-$813	$814-UP
3	$0-$626	$0-$313	$314-$626	$627-$939	$940-UP
TABLE VIII
Puerto Rico Poverty Level (PRPL) To Be Effective Implemented On and After MAGI Implementation
MAGI Household Size	Puerto Rico Poverty Level (PRPL)	MAGI Monthly Income Range by Coverage Code
		100	110	120	130
		At or Below 100% of the PRPL		Above 100% of the PRPL
		0%-50%	51%-100%	101%-150%	151%-UP
4	$0-$709	$0-$355	$356-$709	$710-$1,064	$1,065-UP
5	$0-$792	$0-$396	$397-$792	$793-$1,188	$1,189-UP
6	$0-$876	$0-$438	$438-$876	$877-$1,314	$1,315-UP
7	$0-$959	$0-$480	$481-$959	$960-$1,439	$1,440-UP
8	$0-$1,043	$0-$522	$523-$1,043	$1,044-$1,565	$1,566-UP
9	$0-$1,126	$0-$563	$564-$1,126	$1,127-$1,689	$1,690-UP
10	$0-$1,210	$0-$605	$606-$1,210	$1,211-$1,815	$1,816-UP
11	$0-$1,293	$0-$647	$648-$1,293	$1,294-$1,940	$1,941-UP
12	$0-$1,377	$0-$689	$690-$1,377	$1,378-$2,066	$2,067-UP
13	$0-$1,460	$0-$730	$731-$1,460	$1,461-$2,190	$2,191-UP
14	$0-$1,544	$0-$772	$773-$1,544	$1,545-$2,316	$2,317-UP
15	$0-$1,627	$0-$814	$815-$1,627	$1,628-$2,441	$2,442-UP

 ASES requires that the MCOs, MAOs, and PBMs inform providers whether the copayment for a specific service may be imposed on a beneficiary and whether the provider may require the beneficiary to pay the copayment, as a condition for receiving the service, through an indicator:

1.	In the Eligibility and Enrollment System;

2.	In the Eligibility Verification System; and

3.	On the Beneficiary Identification Card.

Contracts between ASES and MCOs, MAOs, and PBMs include this copayment rule.  MCOs, MAOs, and PBMs are required by contract to make these rules known to beneficiaries, providers, and any other person that provides health care services to the beneficiaries.  Compliance with these copayment rules will be monitored by ASES.

 Mechanisms for Required Cost Sharing Charges and Payments to Providers

The MCOs, MAOs, and PBMs contracted by ASES may impose copayments on beneficiaries up to the amounts specified under the Puerto Rico Medicaid State Plan, and the requirements set forth in 42 CFR 447.50 through 447.57”as presented in this Policy.

Therefore, the ASES' contract with these entities will provide that any copayment charges the MCO, MAO or PBM impose on Medicaid and CHIP beneficiaries are implemented and administered in accordance with:

1.	The Social Security Act (SSA), Sections 1916 and 1916A.

2.	The federal regulation, 42 CFR §§447.50-447.57 (excluding 42 CFR §447.55) of the federal regulation.

3.	The Puerto Rico Medicaid and CHIP State Plans.
El Plan Estatal Medicaid y el de CHIP de Puerto Rico.

4.	Cost Sharing Policy (Copayments) for Medicaid and CHIP Beneficiaries.

5.	The New Cost Sharing (Copayment) Structure for Medicaid and CHIP Beneficiaries.

Payments to MCOs and MAOs:

1.	ASES has contracted with more than one MCO (MAO for a Platino Plan) to deliver the health care services establish under Puerto Rico Medicaid State Plan.

2.
ASES provides assurance that it calculates the payments to MCOs (MAOs for a Platino Plan) to take into account the copayments established under the Medicaid State Plan for beneficiaries or services not exempt from copayment, regardless of whether the MCO (MAO for a Platino Plan) imposes the copayment or the copayment is collected by the providers.

3.
Any MCO, MAO, or PBM contracted by ASES is allowed to impose copayments on beneficiaries up to the amounts specified in this Cost Sharing (Copagos) Policy, but such MCO, MAO, or PBM cannot exceed the copayment amounts established under the Puerto Rico Medicaid State Plan, as shown in this Policy.

4.	Contracts between ASES and MCOs, MAOs, and PBMs shall include this Cost Sharing Policy.

5.	MCOs and PBMs are required by contract:

a.	To make these rules know to beneficiaries and providers.

b.	To comply with this Cost Sharing Policy and the Puerto Rico Medicaid State Plan.

6.	For Platino Plans, MAOs have to be in compliance with this rule on January 1st, 2017.

7.	ASES will monitor the compliance with this Cost Sharing Policy.

Payments to Providers:

1.
Except as provided under federal regulation 42 CFR §§447.56(c)(2) and (c)(3), each MCO must reduce the payment it makes to a provider by the amount of a beneficiary's copayment obligation, regardless of whether the provider has collected the copayment or has waived the copayment.  Where the MCO contracts a provider on a capitated basis, the beneficiary’s copayment obligation is taken into account in calculating capitated rates.

2.	Contracts between ASES and MCOs shall include this Cost Sharing (Copagos) Policy. ASES will monitor the MCOs compliance with this Cost Sharing Policy's requirement.

3.	Contracts between ASES and MCOs and providers shall include this Cost Sharing Policy. MCOs will monitor the providers' compliance with this Cost Sharing Policy's requirement.

4.	For Platino Plans, MAOs have to be in compliance with this rule on January 1st, 2017. ASES will monitor the MCOs compliance with this Cost Sharing Policy's requirement.

Notice of the Results of Coverage Code and Cost Sharing (Copayments) Determination

The Medicaid or CHIP Beneficiary is notified to his/her coverage code and copayments amount through:

1.
The Medicaid Program notifies the beneficiary the "Results of Cost Sharing Determination" through the MA-10 Form (Notification of Action Taken on Application and/or Recertification), which is provided after a determination or redetermination of eligibility or when the Results of Cost Sharing Determination is revised.

2.	ASES notifies to the beneficiary the assign coverage code and the copayments amounts through the ID Card, which is provided by the MCO (MAO for a Platino Plan).

Before July 1st, 2016, each MCO contracted by ASES will send a certification coverage letter to the beneficiary to notify the coverage code assigned by the Medicaid Program and the copayments amount applicable to such code for each service.  The beneficiary will use said letter as his/her ID Card up to his/her eligibility redetermination, when the MCO will issue a new ID Card.  ASES will monitor the MCOs compliance with this Cost Sharing Policy's requirement.

For Platino Plans, the MAOs will implement the New Cost Sharing (Copayments) Structure on January 1st, 2017.
The MAOs will issue to each beneficiary a new ID Card with the coverage code assigned by the Medicaid Program and copayments amount, as applicable to such code.  The beneficiary will discard the old ID Card and use the new ID Card.  ASES will monitor the MCOs compliance with this Cost Sharing Policy's requirement.

ASES requires that the MCOs, MAOs, and PBMs inform providers whether the copayment for a specific service may be imposed on a beneficiary and whether the provider may require the beneficiary to pay the copayment, as a condition for receiving the service, through an indicator:

1.	In the Eligibility and Enrollment System;

2.	In the Eligibility Verification System; and

3.	On the Beneficiary Identification Card.

 Right to Appeal Coverage Code and Cost Sharing (Copayments) Determination

The beneficiary is entitled to file an appeal and to request a fair hearing to the Medicaid Program to review the "Results of Cost Sharing Determination" that it is notified through the MA-10 Form (Notification of Action Taken on Application and/or Recertification) when he/she is not in agreement with the decision made in his/her case.

The request for review must be presented in writing and within a period of thirty (30) days, counting from the Certification Date shown on the MA-10.  This request for review can be submitted:

1.	In person: at any Puerto Rico Medicaid Program Local Office throughout the Island;

2.	By mail, to the following postal address: Medicaid Program, Puerto Rico Department of Health, P.O. Box 70184, San Juan, P.R. 00936-8184; or

3.	By Facsimile (Fax) to: (787) 759-8361.

 Access to the Cost Sharing (Copayment) Policy

The Medicaid and CHIP Beneficiaries have access to the New Cost Sharing Structure (Copayments) through the Enrollee Handbook or Guide, which is provided by the MCO (MAO for a Platino Plan).

The Cost Sharing Policy and the Puerto Rico Medicaid SPA for a New Cost Sharing Structure are available in any of the Medicaid Local Offices throughout the Island or at the ASES Central Office (physical address: #1549 Calle Alda, Urbanización Caribe, Río Piedras, Puerto Rico, 00926-2712).  These documents can also be downloaded, reviewed, and printed from the Medicaid Program website (https://www.medicaid.pr.gov/) or the ASES website (http://www.asespr.org/ or http://ases.pr.gov/).

In compliance with the federal regulation, 42 CFR §435.905(b), the Medicaid Program will provided access to this Policy, upon request, to individuals living with disabilities through the provision of auxiliary aids and services at no cost to the individual in accordance with the Americans with Disabilities Act and Section 504 of the Rehabilitation Act.

Attestation The Medicaid Program and ASES assure that:

1.	They administer the Medicaid and CHIP Cost Sharing (Copagos) Policy in accordance with:

a.	The Social Security Act (SSA), Sections 1916 and 1916A

b.	The federal regulation, 42 CFR §§447.50-447.57 (excluding 42 CFR §447.55) of the federal regulation,

c.	The Puerto Rico Medicaid and CHIP State Plan.

2.	The cost sharing amount established for each service is always less than the amount that is paid for the service.

3.
The contracts with the MCOs, MAOs, and PBMs provide that any copayment charges imposes on Medicaid or CHIP beneficiaries are in accordance with the Puerto Rico Medicaid State Plan and this Cost Sharing (Copayments) Policy.

The Medicaid Program and ASES, as required by the federal regulation (42 CFR 447.57):

1.	Issued a Public Notice, in English and Spanish, to inform the beneficiaries, applicants, providers, and general public of the Cost Sharing SPA that specifies, among other topics:

a.	The copayment amounts for each service by coverage code.

b.	The beneficiaries who are subject to the copayment charges.

c.	The consequences, if any, for a beneficiary who does not pay a copayment amount.

2.	Have provided a reasonable opportunity for stakeholder comments about the Medicaid SPA for the New Cost Sharing Structure.

Effective Date

This Cost Sharing (Copagos) Policy is effective on July 1st, 2016.

ENROLLMENT MANUAL

		Page #
I.	INTRODUCTION	5

II.	DEFINITIONS	7

III.	ELIGIBILITY	16

1. ELIGIBILITY CONCEPTS	17
1.1 Eligibility Determination
1.2 MA-10
1.3 Eligibility Effective Date
1.4 Certification Date and its Relation with the Effective Date
1.5 Eligibility Effective Date in the Case of a Newborn

2. MAGI ELIGIBILITY RULES	19
2.1 Transfer of Eligibility Files from Medicaid
2.2 Medicaid Family Record Changes
2.3 Medicaid Member Record Changes
2.4 Eligibility Records Concerning Household
2.5 Additional Health Insurance Record

3. MEDICAID/CHIP RETROACTIVE ELIGIBILITY	23
3.1 Medicaid or CHIP’s Retroactive Eligibility Effective Date
3.2 Group of Records for Retroactive Periods

4.TERMINATION OF ELIGIBILITY AND RECERTIFICATION PROCESS	24

5. ELIGIBILITY PERIOD EXTENSION	23
5.1 Appeals Process for Re-Certification
5.2 Appealing a Certification
5.3 Eligibility Extension Due to Pregnancy

6. ELIGIBILITY PERIOD TERMINATION..	26

IV. ENROLLMENT PROCESSES

7. DATA EXCHANGE	27

8. VALIDATION PROCESS	28

9. ENROLLMENT FILES	30
9.1 Enrollment Files (.sus)
9.2 Eligibility Files (.ref)
9.3 Data Export Files (.exp)
9.4 Rejected Enrollment File (.rjc)

9.5 Eligibility Query File (.query)
9.6 Eligibility Query Response File (.res)

10. GHIP PLAN BENEFICIARY ENROLLMENT	31
10.1 Effective Date of Enrollment
10.2 Date of Enrollment in the Case of Newborns
10.3 Date of Re-enrollment of Dependent Children in Pregnancy Status
10.4 Date of Re-enrollment in Cases of Loss of Eligibility
10.5 PCP/PMG Change Enrollment Effective Date
10.6 Changes in Coverage Codes and Enrollment
10.7 Process Date

11. MEDICARE PLATINO ENROLLMENT PROCESS	32
11.1 Eligibility Query Preceding a Medicare Platino Enrollment
11.2 Transfer of Beneficiaries to Platino Products
11.3 Effective Date of Medicare Platino Enrollment
11.4 Recovery of Eligibility and Prospective Enrollment
12. RETROACTIVE ENROLLMENT	34
12.1 Retroactive Enrollment for Federal and State Category
12.2 Retroactive Enrollment for Platino Plans

13. ENROLLMENT RECORD	36

14. ENROLLMENT RECORD FIELDS	37

15. REJECTION OF AN ENROLLMENT RECORD	43

16. REJECTED ENROLLMENTS MANAGEMENT	43

17. ERROR CODES	43

18. NEW ERROR CODES UNDER MAGI	44

19. ERROR CODES TABLE	44

20. DISENROLLMENT	55
20.1 Disenrollment under GHIP and Medicare Platino
20.2 Effective Date of Disenrollment

21. GHIP PLAN DISENROLLMENT	55
21.1 Disenrollment Made by ASES or Medicaid
21.2 Effective Date of the Programmatic Disenrollment

22. MEDICARE PLATINO DISENROLLMENT	57
22.1 Disenrollment by Beneficiary Request
22.2 Automatic Disenrollment
22.3 Retroactive Disenrollment

23. UPDATES TO NEW ENROLLMENT AND ENROLLING OMITTED BENEFICIARIE	58

24. CARRIERS RESPONSIBILITIES IN THE ENROLLMENT PROCESSES	59

V. PREMIUM PAYMENT	61

25 PREMIUM PAYMENTS GENERAL	62

26. TYPES OF PAYMENT	62
26.1 Monthly Payments
26.2 Prorated Payments
26.3 Retroactive Payments
26.4 Prorated-retroactive payment
26.5 Adjustments
26.6 Special Adjustments
26.7 Reasons why ASES will not execute a premium payment
26.8 EDI 820 Payment File

VI. SYSPREM: ENROLLMENT IN HISTORICAL DATA	65

27. ENROLLMENT IN HISTORICAL DATA	65
27.1 SYSPREM Functionality
27.2 Carrier’s Eligibility File
27.3 Premium Payment for SYSPREM
27.4 SYSPREM Error Codes

I. Introduction

I.	INTRODUCTION

Enrollment Manual	6

I. Introduction

I. INTRODUCTION

The Puerto Rico Health Insurance Administration, hereinafter known as PRHIA or ASES, is a government corporation created in accordance with the Act No. 72 of September 7, 1993 as amended, also known as the “Puerto Rico Health Insurance Administration Act”. PRHIA is created with the purpose of management, negotiation and contracting of health insurance plans that enable it to obtain, for its beneficiaries, particularly the medically needy, quality hospital and other medical services.

This document constitutes a reference manual, which establishes the requirements in the development of the systems, between the Information Systems Office of PRHIA and the contracted insurers, in the different products according to contract. This includes processes of eligibility, subscription, premium payment.  Any conflicts between this document and the applicable statutes, regulations and guidance from the Centers for Medicare and Medicaid Services (CMS) or Contracts for the Provision of Physical and Behavioral Health Services Under the Government Health Plan Program as between PRHIA and the Managed Medicaid managed care organizations shall be resolved in favor of CMS guidance and such contracts, as amended.

Changes are incorporated as required by CMS for Modified Adjusted Gross Income (MAGI) effective July 1, 2017.

Enrollment Manual	7

II Definitions

II.	DEFINITIONS

Enrollment Manual	8

II Definitions

II. DEFINITIONS

Adjusted Payment
Reversal of a payment that has been adjudicated during the payment process of a previous premium payment cycle.

ASES
Administración de Seguros de Salud de Puerto Rico (the Puerto Rico Health Insurance Administration (PRHIA), the entity in the Commonwealth responsible for oversight and administration of the Government Health Insurance Plan (GHIP) or its Agent.

Auto-Assignment
The assignment of an Enrollee to a PMG and a PCP by the carrier, normally at the same time that ASES or the carrier auto-enrolls the person in the GHIP.

Auto-Enrollment
The enrollment of a Potential Beneficiary in the GHIP by the carrier's database, in compliance with Article 5 of the Contract between ASES and the carriers, without any action by the Potential Beneficiary.

Beneficiary
A person who is eligible and receives services in the health plan, as established in Section 1.3.1 of the contract between ASES and contracted insurers.

Business Day
Traditional workdays, including Monday, Tuesday, Wednesday, Thursday and Friday.  Puerto Rico Holidays are excluded.

Calendar Days
The seven days of the week.

Capitation
A contractual agreement through which a carrier or provider agrees to provide specified health care services to members for a fixed payment per month.

Carrier
Provides Managed Care Services in an ASES region. It is responsible for contracting with PMG’s, PCP’s and other providers.

Centers for Medicare and Medicaid Services (“CMS”)
The agency within the U.S. Department of Health and Human Services which is responsible for the Medicare, Medicaid and the Children’s Health Insurance Program (CHIP).

Certification
A decision by the Puerto Rico Medicaid Office, that a person is eligible for services under the GHIP because the person is Medicaid Eligible, CHIP Eligible, or a member of the Commonwealth Population.

Enrollment Manual	9

II Definitions

Certification Date
Date when the Medicaid Office completes a beneficiary’s evaluation of eligibility for healthcare services.

Children's Health Insurance Program (“CHIP”)
The Children’s Health Insurance Program established pursuant to Title XXI of the Social Security Act.

Copayment
A cost-sharing requirement that constitutes a fixed amount paid by the beneficiary to a provider for the provision of medical services covered by the health plan. Copayments are defined by ASES for each of the coverage codes.

Coverage Code
Code assigned by the Puerto Rico Medicaid Office to eligible beneficiaries, according to Federal, CHIP and State indigence criteria. Under GHIP, the coverage code will coincide with the Plan Version.

Daily Run Processes Date
It is the date of the day, when the eligibility process is received, received by the Medicaid Office and the subscriptions submitted by the contracted insurers. These processes are performed in the Office of Information Systems.

Deemed newborns
Are children born to a mother with Medicaid eligibility.

Disenrollment
The termination of an individual’s enrollment in the GHIP or carrier’s plan.

Dual Eligible Beneficiary
An Enrollee or potential enrollee eligible for both Medicaid and Medicare.

Effective Date of Disenrollment
The date on which an Enrollee ceases to be covered under the carrier’s plan.

Effective Date of Eligibility
The date of eligibility of the beneficiary in the GHIP, described in the contract established with the corresponding insurer.

Enrollment Effective Date
The date when you subscribe to the eligible beneficiary in the contracted insurer's database.

PCP Effective Date
Date on which a PCP1 or PCP2 change becomes effective.

Recertification Effective Date
Date the Medicaid Office reevaluates the eligibility of the beneficiary.

Enrollment Manual	10

II Definitions

Eligibility
Eligibility is determined by the Medicaid Office of the Puerto Rico Department of Health except for populations covered under code 400.

Eligible Person
A person who meets the requirements and standards established by the Medicaid Office to be eligible for the GHIP. Eligibility for populations covered under code 400 are not determined by the Medicaid Office of the Puerto Rico Department of Health.

Enrollee
A person who is eligible and is enrolled in the GHIP.

Enrollment
The process by which an eligible person becomes an Enrollee.

Federal Category
Classification established by the Medicaid Office of the Puerto Rico Department of Health for a beneficiary, according to established criteria of indigence levels.

Government Health Insurance Plan (GHIP)
The Government Health Services Program (also known as “La Reforma” or “Mi Salud”) offered by the Government of Puerto Rico, and administered by ASES, which serves mixed population of Medicaid Eligible, CHIP Eligible, and other Eligible Persons, and emphasizes integrated delivery of physical and behavioral health services.

Health Insurance Claim Number (HICN)
Is a Medicare beneficiary’s identification number, appears in the beneficiary's insurance card. All Medicare beneficiary claims are processed according to this number.

Identification Card (ID)
A card bearing an Enrollee’s name, contract number, and co-payment amounts, and a customer service telephone number, which is used to identify the Enrollee in connection with the provision of services.

Managed Care Organization (MCO)
An entity that is organized for the purpose of providing health care and is licensed as an insurer by Puerto Rico Commissioner of Insurance (“PRICO”), which contracts with ASES for provision of Coverage Services and Benefits in designated Service Regions on the basis of PMPM Payments, under the GHIP.

MA-10
Form issued by the Puerto Rico Medicaid Office, entitled “Notice of Action Taken or Application and/or Recertification” containing the Certification decision (whether a person was determined eligible or ineligible for Medicaid, CHIP, or the Commonwealth Population).

MAGI
Modified Adjusted Gross Income is a method that is used to standardize the way in which income is calculated to determine Medicaid/CHIP eligibility. This new method introduces changes to the real structure of addressing and complying with the specifications established by the Centers for Medicare & Medicaid Services (CMS).

Enrollment Manual	11

II Definitions

Master Patient Index (MPI)
Master Patient Index. Unique number which identifies a Member in ASES and the Medicaid Office databases.

Medicaid Office
The medical assistance federal/state joint government program established by Title XIX of the Social Security Act.

Medicare
The Federal Program of medical assistance for persons over sixty-five (65) and certain disabled persons under Title XVIII of the Social Security Act.

Medicare Beneficiaries
People older than sixty-five (65) years of age or disabled or people who have end state renal disease (ESRD), who are eligible for Medicare Part A coverage which covers hospital services or Parts A and B, which cover hospital, ambulatory and medical care services.

Medicare Part A
The part of the Medicare program that covers inpatient hospital stays, skilled nursing facilities, home health and hospice care.

Medicare Part B
The part of the Medicare program that covers physician, laboratories, outpatient, and preventive services.

Medicare Part C
The part of the Medicare program that permits Medicare recipients to select coverage among various private insurance plans.

Medicare Part D
The Medicare prescription outpatient drug benefit.

Medicare Platino
A program administered by ASES for Dual Eligible Beneficiaries, in which MCOs or other carriers under contract with ASES function as Part C plans to provide services covered by Medicare, and also to provide a “wrap-around” Benefit of Covered Services and Benefits under the GHIP.

Newborn
For purposes of the agreement, is a child born during the eligibility period of his/her mother to the GHIP.

Participating Provider
All of the healthcare service providers contracted by the carriers to provide healthcare services to the beneficiaries represented by ASES.

Enrollment Manual	12

II Definitions

Plan Type
Code 01 to identify members with GHIP and code 02 to identify member with Medicare Platino.

Plan Version
Product identification number that corresponds with the Plan Type. For GHIP, the Plan Version will be the same as the coverage code assigned to the beneficiaries by the Medicaid Office. For Platino Plans, ASES will assign a Plan Version code for each contracted product.

Platino Health Plans
Specific health plans offered by Medicare Advantage Organizations contracted by ASES that cover beneficiaries with dual eligibility (Medicaid and Medicare Part A and Part B). ASES pays a monthly premium to these insurance companies to cover the differential between Medicaid coverage and Medicare Advantage coverage.

Platino Plan Beneficiaries
Medicaid beneficiaries covered by Medicare Part A and Part B who are 65 years old or older or disabled.  Commonwealth Beneficiaries funded solely through state funds are not eligible to be enrolled in a Platino Plan.

PMPM Premium (“Per Member Per Month” Payment)
The fixed monthly amount that the Contracted Insurer is paid by ASES for each Enrollee to ensure that benefits under this contract are provided. This payment is made regardless of whether the enrollee receives benefits during the period covered by the payment.

Potential Enrollee
A person who has been certified by the Puerto Rico Medicaid Office as eligible to enroll in the GHIP (whether on the basis of Medicaid Eligibility, CHIP eligibility or eligibility as a member of the Commonwealth Population, but who has not yet enrolled with the Contracted Insurer.

Primary Care Physician (PCP)
A licensed medical doctor (MD) who is a Provider and who, within the scope of practice and in accordance with Puerto Rico Certification and licensure requirements, is responsible for providing all required care to Enrollees.  The PCP is responsible for determining services required by Enrollees, provides continuity of care, and provides Referrals for Enrollees when Medically Necessary.  A PCP may be a general practitioner, family physician, internal medicine physician, obstetrician/gynecologist, or pediatrician.

Primary Medical Group (PMG)
A grouping of associated Primary Care Physicians and other Providers for the delivery of services to GHIP Enrollees using a coordinated care model. PMGs may be organized as Provider care organizations, or as another group of Providers who have contractually agreed to offer a coordinated care model to GHIP Enrollees under the terms of the Contract. This Type of provider is contracted by the Carrier on a PMPM basis.

Process Date
The date on which the beneficiary acquires the cover of services with the contracted insurer.

Enrollment Manual	13

II Definitions

Prorated Payment
A back payment that covers a fraction of the month prior to the month in which the premium payment is made.

Provider
Any physician, hospital, facility, or other Health Care Provider who is licensed or otherwise authorized to provide physical or Behavioral Health Services in the jurisdiction in which they are furnished.

Puerto Rico Medicaid Office
The subdivision of the Health Department that conducts eligibility determinations under GHP for Medicaid, CHIP, and the Commonwealth Population.

Re-enrollment
Refers to the process of re-enrollment for a beneficiary of Federal GHIP populations (Medicaid or CHIP), state funded GHIP beneficiaries (Commonwealth), or Platino beneficiaries who have lost eligibility for a period of two (2) months.

Recertification
A determination by the Puerto Rico Medicaid Office that a person previously enrolled in the GHIP is again eligible for services under the GHIP.

Redetermination
The periodic redetermination of eligibility of an individual for Medicaid, CHIP or the Commonwealth Population, conducted by the Puerto Rico Medicaid Office.

Retroactive Payment
Refers to a payment that corresponds to a period prior to the month in which the premium payment is made.

Retroactivity
Identifying a premium payment that corresponds to a period prior to the current one.

Special PMG
The assignment of a PMG (“Primary Medical Group”) to a beneficiary who does not belong with the PMG assigned to his family.

State/Commonwealth Population: A group eligible to participate in the GHIP as well as other eligible individuals, who do not receive federal coverage, made up by low income people and other groups listed in Section 1.3.1.2 of the contract between ASES and carriers.

Suspension of Healthcare Services
The culmination of the eligibility period allowed by the Medicaid Office.

Enrollment Manual	14

II Definitions

SYSPREM
System that provides for the enrollment of a beneficiary in historical data. It allows the update and/or enrollment of data that corresponds to eligibility periods prior to the cancellation period of the eligibility of a beneficiary or before an enrollment to a different carrier comes into effect.

Enrollment Manual	15

III. Eligibility

III.	ELIGIBILITY
Enrollment Manual	16

III. Eligibility

1. ELIGIBILITY CONCEPTS

1.1 Eligibility Determination

 The Medicaid Office, which administers the Puerto Rico Medical Assistance Program, is the body with authority to determine whether a person is eligible to receive medical services under the GHIP, either in the federal category (Medicaid and CHIP) or in the Commonwealth Population. This includes certification of beneficiaries with Medicare Platino coverage.

 The eligibility criteria for the beneficiaries are set by CMS requirements, including their level of indigence. In Medicare Platino, the age of the applicant (aged 65 or older) or the disability status as mentioned in Title XVIII of the Social Security Act is considered.

Medicaid, CHIP and state funded Commonwealth beneficiaries are annually certified for an eligibility period of twelve (12) months.   The Medicare or Medicaid eligibility period may be less than twelve (12) months in situations where:  the beneficiary notifies that his/her circumstances have changed and adversely affect his/her eligibility, persons with medical expenses fail to qualify under the "spend down" method, deceased or incarcerated persons, or others as determined by the Medicaid Office. Children identified as Deemed Newborn are certified until thirteen (13) months of age.

1.2 MA-10

The eligibility determination of the Puerto Rico Medicaid Office granted to an applicant for the GHIP or Medicare Platino is contained in Form MA-10, and is provided to the beneficiary on the day he/she is certified.

The beneficiary will continue to receive coverage for services based on the day they were certified by the Medicaid Office, as written on the Form MA-10, until the day they receive their health insurance card by regular mail. The MA-10 form may be used for a period of 30 days from the date of certification for the purpose of demonstrating eligibility and receiving services without an identification card issued by an MCO.

We will have two (2) MA-10 models in force. The current (rev. 10/2015): These are the MA-10 forms that were issued between July 1, 2016 and June 30, 2017, which will continue to be valid until the beneficiary is re-evaluated and recertified following the rules of MAGI. The new (Rev. 6/2017): These are the MA-10 forms that will be issued after July 1, 2017, after the applicant or beneficiary has been evaluated or recertified following the MAGI rules.

Enrollment Manual	17

III. Eligibility

1.3 Eligibility Effective Date

The Effective Date for purposes of a Medicaid or CHIP Enrollee is the first of the month in which the Medicaid Office determines eligibility.  This should be the same date indicated as the period of eligibility on the MA-10 form. For purposes of a state funded Commonwealth beneficiary, it is the Date of Certification.

When a re-certification is filed, and the person is again eligible for Medicaid/CHIP, the eligibility date is generally the 1st of the month after eligibility expires.  However, if the Enrollee’s eligibility was lost for less than two (2) months, enrollment should be effective as of the eligibility period specified on the MA-10, and the person should be automatically enrolled in its previous PCP/PMG.

A person may apply for Medicaid/CHIP on behalf of a person who has died in the same month in which they apply or up to three months retroactively in the event the person would have been eligible in those months. The eligibility period will be from the first (1st) day of the month of the application until the date of death. This provision does not apply to state funded Commonwealth beneficiaries.

All pregnant women under both federal Medicaid/CHIP and State-funded) may have a period of eligibility greater than twelve 12 months when adding the required 60 days of postpartum coverage. The expiration date will be the last day of the month at the end of these 60 days.

Retroactivity on the effective date is granted when the applicant indicates that he/she has medical expenses prior to the effective date, including any Medicaid-covered service that has not been paid for. The effective date will be within three (3) months before the month in which the Enrollee is applying. If the applicant is Medicaid or CHIP eligible in the month in which the service was eligible, the applicant will be granted retroactivity. This retroactive benefit does not apply to eligible state category.

In a recertification for state funded Commonwealth beneficiaries in which the person is eligible again, the effective date is the first day of the month after the current eligibility expires.

The date of certification for state category will be when the evaluation is completed.

No retroactive eligibility is contemplated in the state funded category for Commonwealth beneficiaries.

Enrollment Manual	18

III. Eligibility

1.4 Certification Date and its Relation with the Effective Date

The date when the Medicaid Office issued an eligibility determination is known as the Certification Date. In the state funded category for Commonwealth beneficiaries, the Effective Date will always coincide with the Date of Certification and would mark the beginning of the eligibility period granted to the beneficiary. In the Medicaid/CHIP category, the Effective Date will be the first day of the month in which the beneficiary was certified by the Medicaid Office. In both cases, the Certification Date is provided on Form MA-10.

1.5 Eligibility Effective Date in the Case of a Newborn

The eligibility to be granted to the child is the same as the mother’s at the time of birth. A newborn born to a mother who is a Medicaid Enrollee shall have an Eligibility Effective Date of the date of birth. In the event that the mother is retroactively eligible as a federal Medicaid beneficiary at the time of the newborn’s birth, the newborn’s eligibility shall also have an Eligibility Effective Date retroactive to the date of birth.  All federally eligible newborns are auto-enrolled into the program and provided coverage from the date of birth. 1 If the mother was a state funded Commonwealth beneficiary, the Eligibility Effective Date of the newborn shall be the Certification Date.

2. MAGI ELIGIBILITY RECORDS CHANGES

2.1 Transfer of Eligibility Files from Medicaid

Once eligibility processes are completed by the Medicaid Office, the data of certified beneficiaries are received via FTP Server by ASES, where ASES, in turn, completes a daily process of updating the data received in their systems.

ASES - "ASSIST" systems and Office of Medicaid - "MEDITI" systems currently handle eligibility using the concept of FAMILY. For this purpose, they will be kept in the same concept, in that each FAMILY will consist of a single member and the suffix "01", a constant that will remain in each register of the member. The FAMILY code will become the last 11 digits of the MPI number.

1 See Sections 5.2.2.2 and 5.2.6.2 of the GHIP Contract.

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As of the date of change to MAGI, ASES will convert the data from January 2010 to the present. Data prior to 2010 will be archived. This will be the definition:

RECORD TYPE	CODE
A Family Record	(F)- Required
A Member Record	(M)-Required
A Household Record (A group of related members)	(O)-Required
One or several additional insurance records.	(I)- If applicable
One or several Spend-Down Records	(S)- If applicable

2.2 Medicaid Family Record Changes since July 1st, 2017

There will be fields that will not be used. These are labeled in the layout specification for the file and will remain as zeros or spaces. There will be a family register per group. See the changes below in the family log design.

FIELD	DESCRIPTION
Record_type	It is labeled with the letter “F” in the Record_type column.
Family Code	The last 11 digits of the MPI Number will be included in the family code column.
Tran_id	New values (‘1’, ‘2’, ‘3’) were added to the Tran_id column to identify retroactive eligibility periods. This will be explained further below, in the MAGI Retroactive Eligibility Period Section.
Contact last name 1	Paternal surname of the contact person. Required.
Contact last name 2	Maternal surname of the contact person. Required.
Contact first name	First name of the contact person. Required.
Residence-zip	Postal zone of the physical address. Required.
Residence-zip4	Additional digits for the postal zone.
PCT-of-poverty-level	This field will not be used. It must be filled with zeroes.
Deductible-level-code	This field will not be used. It must be filled with zeroes.
ELA_errors	This field will not be used. It must be fill with zeroes.
Mancomunado	This field will not be used. It must be fill with zeroes.
Application Number [new field]
 This number corresponds to a unique number, linked to the way people fill out in the Medicaid Office, when they request the GHIP or when a recertification occurs. This number changes each time the "Family" group is to be re-certified.

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2.3 Medicaid Member Record Changes since July 1st, 2017

There is a member record per group. There are many fields in this record that will no longer be in use. These are labeled in the layout specification for the file and will remain as zeroes or spaces. See changes below to the member record layout.

FIELD	DESCRIPTION
Record Type	This record is identified with the letter "M" in this column.
Member suffix	The content of the Member suffix column will always be “01”.
Tran_id	New values (‘1’, ‘2’, ‘3’) were added to the Tran_id column to identify retroactive eligibility periods. This will be explained further below.
Contact Member
New field. The MPI number of the contact member will be included in this field. If the contact person or guardian does not belong to the medically indigent population, Medicaid will assign him/her a number. This field is tied to the contact name in the family record.

Relationship	This field will not be used. Its content will consist of zeroes or spaces.
Place-of-Birth	This field will not be used. Its content will consist of zeroes or spaces.
Category	This field will not be used. Its content will consist of zeroes or spaces.
Category-2	This field will not be used. Its content will consist of zeroes or spaces.
Condition	This field will not be used. Its content will consist of zeroes or spaces.
Med-ins-code	This field will not be used. Its content will consist of zeroes or spaces.
Policy	This field will not be used. Its content will consist of zeroes or spaces.
Class	This field will not be used. Its content will consist of zeroes or spaces.
Class-2	This field will not be used. Its content will consist of zeroes or spaces.
Denial-cat	This field will not be used. Its content will consist of zeroes or spaces.
Denial-cat 2	This field will not be used. Its content will consist of zeroes or spaces.
Pilot-cat	This field will not be used. Its content will consist of zeroes or spaces.
Pilot-class	This field will not be used. Its content will consist of zeroes or spaces.
Pilot-denial	This field will not be used. Its content will consist of zeroes or spaces.
Cost-Sharing Flag
New Field.  The accepted values are:
N = No exception,
C = Child,
P =  Pregnant,
A = American Indian,
I =   Institutionalized,
H = Hospice.  For the moment, this piece of information will remain informational in nature.

Max-copay	New field. This is the maximum co-pay amount that a beneficiary can pay within a given period. For the moment, this piece of information will remain informational in nature.
Extension-Flag
New field. Its content will be:
N = Not undergoing an appeals process
A = Currently undergoing an appeals process
U = Close of the appeal
P = Extension due to pregnancy
X = Extension due to other reasons
The appeals process will be explained further below (See Section 8.1).

Spend Down Flag
New field. This field indicates whether or not “S” (“Spend-down”) records are included. If it does not contain this type of record, this field will show the letter “N”. If it does contain this type of record, it will show the letter “S”.

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2.4. Eligibility Records Concerning Household, new record since July 1st, 2017
A Household record will be included in each group of records. It contains all the MPI’s related to the member at the time that his/her eligibility is evaluated. See changes below to the household record layout.

FIELD	DESCRIPTION
Record_type	It is labeled with the letter “O”.
Tran_id	This field will have the same content as the Family and Member records.
Process_date	Will have the same date contained in the Family and Member records.
MPI_1 al MPI_18	These are the MPIs of each member related to the member in the Member_id field at the time during which the eligibility evaluation is being carried out at Medicaid’s Offices.

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2.5 Additional Health Insurance Record (Insurance Record)
There can be more than one additional health insurance record in the group. See changes below to the additional health insurance record layout.

FIELD	DESCRIPTION
Record_type	It is labeled with the letter “I”.
Tran_id	New values (‘1’, ‘2’, ‘3’) were added to the Tran_id column to identify retroactive eligibility periods. This will be explained further below in Medicaid or CHIP Retroactive Eligibility Record.

NOTE:
The file layouts are in the Appendix 9 for GHIP contract and Appendix K for Platino contract

3. MEDICAID /CHIP’S RETROACTIVE ELIGIBILITY

The new MAGI changes have implications for the treatment of enrollments and payments related to periods of retroactive eligibility under the federal Medicaid and CHIP category. The new rules applicable to this topic are described below.

3.1 Medicaid/CHIP’s Retroactive Eligibility Effective Date

Under Medicaid or CHIP, the Effective Date of the Eligibility for the enrollments that correspond to a retroactive period will be determined month by month. Each retroactive period or record shall correspond to one (1) calendar month. The Medicaid Office may grant up to four (4) eligibility periods for the same beneficiary which may be comprised of three (3) retroactive periods and one (1) record for the current period. Each record of retroactivity will mark the beginning and end of the eligibility in relation to the period to which it corresponds. That is, each of the retroactive periods of eligibility granted will determine the start and completion of the Eligibility Effective Date for that particular period.

3.2 Group of Records for Retroactive Periods – if applicable.

Each retroactive eligibility period involves a group of records. The beneficiary labeled as Federal (Medicaid, CHIP) could have one (1) to three (3) retroactive eligibility periods. Each retroactivity period runs from the first day of the month until the last. Each retroactivity period is evaluated separately. Therefore, there can be a change in coverage from one period to the next.

The evaluation of the retroactive eligibility period is independent from that of the current period. A member can have retroactive eligibility periods and not be currently eligible.

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Retroactive eligibility periods will be confirmed and sent to insurance carriers in the daily eligibility file (.exp). Each period will have a group of records labeled with the ‘1’, ‘2’, ‘3’ indicators in the Tran_id column. The indicators are unrelated to the order of the periods; they are only used to unify the group of records.

ASES could receive, for a single member, up to three (3) retroactive eligibility enrollment records and one (1) current eligibility enrollment record in an enrollments file. A member may be eligible for one (1) to three (3) retroactive periods and not be eligible for the current term. In this case, sets of records for the retroactive periods may be received but none for the current eligibility period. Retroactive eligibility period will be from the first day of the month of retroactive eligibility until the last day of the month of retroactivity.

4. TERMINATION OF ELIGIBILITY AND RECERTIFICATION PROCESS

After a period of eligibility is granted to a beneficiary, a Recertification Process will be initiated whereby a new eligibility evaluation will be carried out, which will allow the renewal of the health services for the corresponding period. The Re-certification Effective Date refers to the date Medicaid re-evaluates a beneficiary's eligibility. This date is provided on the MA-10 form. The Eligibility Expiration Date refers to the expiration date of the eligibility period granted to the beneficiary by the Medicaid Office

A federal beneficiary of the GHIP (Medicaid or CHIP), or a beneficiary of the GHIP whose coverage is funded solely through state funds (Commonwealth) who, as a result of a Recertification Process, receives a negative eligibility determination for GHIP, will continue to be eligible to receive services under the GHIP until the date specified in the document titled Negative Redetermination Decision on MA-10 issued by the Puerto Rico Medicaid Office. The cancellation of health services transaction due to the expiration of the eligibility period will be notified by the Medicaid Office and will be reflected in the ASES databases on the last day of each month. Only the Medicaid Office may cancel and provide notice of the cancellation of a beneficiary's eligibility.

5. ELIGIBILITY PERIOD EXTENSION

5.1 Appeals Process for Re-Certification

When a beneficiary does not qualify during his/her re-certification process, he/she has the right to appeal his/her eligibility within a term of fifteen (15) days. If a previously eligible Medicaid or CHIP member appeals within fifteen (15) days of an adverse eligibility determination, content “A” or “X” will be sent to the insurance carrier in the Extension_flag field. The member may not be cancelled during the appeals process even if the expiration date passes. When the appeals process is completed, Medicaid will send an update of the member’s status to ASES. If the appeal is presented after the first fifteen (15) days after the adverse eligibility determination, no extension will be issued. In this case, a cancellation will be received from Medicaid at the end of eligibility period or fifteen (15) days after the evaluation for disenrollment exceptions.

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(1) If the appeal finds in favor of the beneficiary: the expiration date will be updated to the appropriate one. He/she will be identified as eligible and the termination of the appeals process will be labeled with a “U” and a new eligibility period. If there were to be a change in coverage, a new enrollment with the new coverage must be sent, just as is currently done.

(2) If the appeal finds against the beneficiary: the Medicaid Office will send a cancellation with the original expiration date. He/she will be identified as ineligible and the termination of the appeals process will be labeled with a “U”. The insurance carrier will keep offering services to the beneficiary until it receives the cancellation in the eligibility file sent by ASES. ASES will continue paying premiums until the cancellation is received from Medicaid Office. Only Medicaid Office may cancel a beneficiary. The cancellation’s effective date will reflect the date in which ASES receives said cancellation.

(3) If the appeal is resolved only after a cancellation, the insurance carrier will receive the eligibility information only if the appeal is in favor of the beneficiary and with updated dates with the new eligibility period.

5.2 Appealing a Certification (either new or not active at the time)

If a person who is not active in the Medicaid Program requests eligibility and he/she does not qualify, he/she has the right to appeal the result of the evaluation. This type of appeal is an internal Medicaid Office process. The Medicaid Office will not send to ASES records of these processes unless the appeal is decided in the person’s favor. In the case of Medicaid or CHIP eligible beneficiaries, a group of records will arrive with an effective date that may be retroactive to the first day of the month corresponding to the certification date. If the beneficiary has used medical services, the insurance carrier will treat the enrollment as an emergency (special enroll = ‘E’), since the retroactivity could go back more than three (3) months. In the event the person is certified as a state funded Commonwealth beneficiary, the date of eligibility after a favorable appeal shall be prospective from the date of the favorable determination.

5.3 Eligibility Extension Due to Pregnancy

If a pregnant woman is undergoing re-certification and she is determined to be ineligible, she cannot be terminated until sixty (60) days after the date on which she gives birth or loses the fetus.   These cases will be labeled with the letter “P” in the Extension flag field. The Medicaid Office will send ASES cancellation at the appropriate point.

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Important Note:
Neither ASES nor insurance carriers may cancel a beneficiary until Medicaid Office sends a cancellation, even if the expiration date has already passed.

6. ELIGIBILITY PERIOD TERMINATION

In those cases where it is determined that a beneficiary of the GHIP is no longer eligible to continue receiving services after a Recertification Process has been performed by the Medicaid Office, the beneficiary will maintain his or her eligibility until the date specified in the document entitled Negative Redetermination on MA-10 issued by the Puerto Rico Medicaid Office.

On a daily basis, ASES receives a file with the eligibility status of the beneficiaries, including the cases in which the eligibility period has ended. In such cases, ASES will send to the carriers the contents of the files of those beneficiaries who have received a Negative Redetermination Decision within a period of twenty-four (24) hours from the time it receives the file from the Medicaid Office. 2

2 See Section 5.1.4 of the GHIP Contract.
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IV.	ENROLLMENT PROCESSES

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IV. Enrollments Processes

7. DATA EXCHANGE

The eligibility files described in the previous sections are entered into the daily run cycle and are evaluated through an editing and verification program at the Information Systems Office at ASES. After receiving and processing the eligibility data of each beneficiary, ASES creates an electronic record that includes information which the carrier can use to enroll the beneficiary, such as information about the Plan Type [federally funded GHIP (Medicaid and CHIP), state funded GHIP (Commonwealth), or Platino]and Plan Version along with their respective effective dates and other related data elements. ASES sends accepted enrollments, new eligibility, updates and cancellations data to carriers in a file (.exp) that shows the activity generated in a daily manner.

Under the automatic assignment, carriers update their database, assign a Primary Medical Group (PMG) and a Primary Care Physician (PCP) based on the beneficiaries' physical address, and issue the plan identification cards for each beneficiary. These cards are sent to the beneficiaries by postal mail in an approximate period of five (5) days. The beneficiaries, in turn, have ninety (90) days to request a change of the PMG or the PCP, if they so desire. The carrier then produces the electronic enrollment record and submits it to ASES in a file (.sus) that accounts for the enrollments made. 3

Generally, carriers have a twenty-four (24) hour period to remit membership records to ASES. They must notify ASES of the information about the new beneficiaries enrolled and send information about any changes performed on a record previously enrolled. Such notification must be sent on the next business day.

In the case that the carrier has to update the information previously sent to ASES in relation to a new enrollment, or when it is appropriate to add a new beneficiary that has been previously omitted, that update must occur the next business day after the information has been updated or that a new beneficiary has been added. In these cases, ASES reserves the right not to accept new additions or corrections to the enrollment data after sixty (60) calendar days after the Effective Date of the Enrollment indicated in the carrier's notification to ASES. Likewise, the beneficiary’s PMG and/or PCP changes will take effect as stated in Section 13.5. 4

Records that are accepted without changes or modifications during the editing process are updated in the databases at ASES and the beneficiaries are duly enrolled. Enrolled Medicaid and CHIP beneficiaries, beneficiaries of the GHIP funded solely through state funds (Commonwealth), and Platino beneficiaries are those that are listed as eligible in the ASES databases. Any record that is accepted during the editing and verification processes will be stored in the current and historical data tables.

3 See Section 5.2.5 of the GHIP Contract.
4 See Section Sec. 5.4.1.3 of the GHIP Contract.
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The records that are rejected are returned to the carrier with the applicable reject codes in a file (.rjc). The carrier must correct any errors in the enrollment record and send the information back to ASES in a file (.sus) within 24 hours. ASES will only pay the premiums related to those beneficiaries who are enrolled in the databases at ASES. Therefore, the execution of the payment of the corresponding premium for these rejected records will be stopped until they are sent back with the correction of the indicated errors.

The exchange of data regarding eligibility and enrollment processes between the Medicaid Office, ASES and the contracted carriers occurs on a daily basis. In Figure 1, which is provided below, the information exchange processes described in the previous subsections are presented.

Figure 1 ASES Information Flow

This process of information exchange is quite similar in both the GHIP and the Platino Medicare programs with the exception of the need to comply with the additional requirements applicable in the case of the latter. Before a beneficiary of a Platino Plan can be enrolled, the carrier must perform the procedures described later in this document.

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8. VALIDATION PROCESS

Carriers are responsible for transmitting enrollment files of their beneficiaries to ASES on a daily basis. For proper processing of the enrollment transactions, carriers must keep the eligibility information of the beneficiaries who are referred to ASES daily updated in their respective databases. To that end, they should use the following conventions related to the file submission process.

9. ENROLLMENT FILES

Definition of the nomenclature of the data files to be exchanged between Medicaid, ASES and carriers

9.1 ENROLLMENT FILE [CCYYMMDD.sus]
a. CC = Carrier Code
b. YY = Year
c. MM = Month
d. DD = Day
e. .SUS = Identifies the file as an enrollment file. The enrollment file may contain records belonging to any of the regions contracted by the carrier.
Notes: ✓ Files received at 9:00 am are entered in the ASES daily cycle. ✓ If a file is received after 9:00 am, it will be entered in the next day's cycle.

9.2 ELIGIBILITY FILE [VYYMMDD.ref]
a. V = indicates that it is an eligibility file
b. YY = Year
c. MM = Month
d. DD = Day
e. .ref = Indicates that it is a file containing the records of the beneficiaries’ eligibility.

9.3 DATA EXPORT FILE [RRCCYYMMDD.exp]
a. RR = region code
b. CC = carrier code
c. YY = Year
d. MM = Month
e. DD = Day
f. .exp = Indicates that it is a file containing all the eligibility and enrollment transactions processed during the daily run.

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9.4 REJECTED ENROLLMENTS FILE [*.rjc]
a. CC= Carrier Code
b. YY = Year
c. MM = Month
d. DD = Day
e. .rjc= Indicates that it is a file containing the records of the beneficiaries who have been rejected.
Notes: ASES runs a separate edition and update cycle for each contracted region. Enrollments are filtered through various editing and verification programs and identified as valid or rejected. This process produces a file (.rjc) that contains all the records that are rejected.

9.5 ELIGIBILITY QUERY FILE [CCYYMMDD.qry]
a. CC= Carrier Code
b. YY=Year
c. MM=Month
d. DD=Day
e. .qry =Indicates that is a file for eligibility verification.
Notes: A '.query' file is submitted by the carriers to verify a person's eligibility for the Medicare Platino Plan and the GHIP if necessary. Consequently, ASES generates a response in a '.res' (response) file with the requested information.

9.6 ELIGIBILITY QUERY RESPONSE FILE [CCYYMMDD.res]
a. CC=Carrier Code
b. YY=Year
c. MM=Month
d. DD=Day
e. .res = Indicates that it is a query response file.
Notes: This file is sent by ASES in response to a query file.

10. GHIP BENEFICIARY ENROLLMENT

In order for an enrollment record to be accepted during the editing and validation processes, it is important to take into account the following considerations regarding concepts related to the enrollment processes:

10.1 Effective Date of Enrollment

The Effective Date of an Enrollment refers to the date that a carrier establishes as the beginning of the coverage period for a beneficiary. Generally, this date concurs with the beginning of the eligibility period as defined by the Medicaid Office for the Federal and State categories. For the federal population, this date will be the first of the month in which the beneficiary applied for health services coverage. For the Commonwealth population, this date will be the same as the Certification Date. Also, this date refers to the date on which a change of PMG, PCP or Plan Version will be effective. The Effective Date of the Enrollment of these changes will fall as described in Section 13.5.

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10.2 Date of Enrollment in the Case of Newborns

In newborns, the Effective Date of the Enrollment will be on the day of birth for babies of federal mom and Certification Date for state mom, unless in the newborn evaluation turns to be CHIP. In this case, the newborn could have retroactive periods if there were utilization 5

10.3 Date of Re-enrollment in Cases of Loss of Eligibility

In the cases of re-enrollment of federal beneficiaries (Medicaid and CHIP), state funded Commonwealth beneficiaries, or beneficiaries who have lost eligibility for a period not exceeding two (2) months, the beneficiary will be auto-assigned to the same PMG as previously assigned to.  The Effective Date of the Enrollment will fall on the same eligibility period specified in the MA-10. 6

10.4 PCP/PMG Change Enrollment Effective Date

If an enrollee changes PCP/PMG during the first five (5) days of the month, the change will be effective in the next subsequent month. If an enrollee changes PCP/PMG after the fifth (5th) day of the month, the change will be effective in the second subsequent month of the change. The enrollees can still receive services until the change is effective through the original PCP/PMG assigned by the contractor during the Auto-Enrollment process. 7

10.5 Changes in Coverage Codes and Enrollment
If the coverage code of a GHIP beneficiary changes, the insurer must send a subscription with the new plan version (that is equal to the coverage code) with the effective date of the first day of the next month. For Platino beneficiaries, the insurer must send the plan version corresponding to the product that the beneficiary has. The effective date is also the first day of the next month,

10.6 Process Date

The Process Date has relevance both in cases of new enrollment of a beneficiary and in cases of changes of PMG, PCP or Plan Version in relation to a record of enrollment of a beneficiary. This is a date provided by the carrier that identifies the day on which a new enrollment or a change in the record of a beneficiary's enrollment was processed in its databases. For GHIP beneficiaries, the Process Date must be equal to or before the Effective Date, but after the three (3) months preceding the Effective Date.

In the case of a new enrollment under a Platino Plan, it refers to the date on which the beneficiary contracted the coverage services with the corresponding carrier. In Platino plans, the Process Date must be prior to the Effective Date of the new enrollment or the change in question, but subsequent to the three (3) months prior to the Effective Date of the new enrollment or change.

5 See Section 5.2.2.2 of the GHIP Contract.
6 See Section 5.2.2.4 of the GHIP Contract.
7 See Section 5.4.1.4 of the 2015 Contract Amendment.

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11. MEDICARE PLATINO ENROLLMENT PROCESS

ASES is able to employ a variety of methods for the purpose of subscribing persons who are eligible to receive coverage under Medicare Platino plans. This includes enrollment assisted by Platino carriers, enrollment by ASES or a combination of both. The procedure used for the enrollment under the Platino Medicare Program is described in the Appendix F which accompanies the contract entered into between ASES and the Platino carriers8. Relevant considerations are highlighted throughout this manual.

11.1 Eligibility Query Preceding a Medicare Platino Enrollment

(1)	Query: through a file (".query"), the carrier requests a verification of a beneficiary’s eligibility for the Medicaid Office.

(2)
Response: ASES processes this query file and sends a response to the request in a file (.res). This file includes information regarding the beneficiary’s eligibility for the Medicaid Office, Medicaid Office specification for which the beneficiary is eligible (federal or local), and the data that identifies the beneficiary in the database, both at Medicaid Office and ASES.

(3)
Platino Product Enrollment: If the beneficiary is eligible for Medicaid coverage and has Medicare Part A and Part B benefits (dual-eligible beneficiary), the carrier will complete an enrollment record that will include data corresponding to the health plan under which the beneficiary is to be enrolled.

(4)
Enrollment Update: Subsequently, ASES will edit and update the data in the electronic enrollment record to identify the individual as a Platino Medicare beneficiary using CMS data file in monthly based. A daily eligibility file is then sent to the carrier that contains the data that shows the beneficiary's enrollment to Medicare Platino.

(5)	Rejected Enrollments: The enrollment records sended by carriers, are evaluated. If the enrolment file contain errors will be returned to the carriers for corresponding corrections.

8 See Section 6.1.1 of the Platino Contract.

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11.2 Transfer of Beneficiaries to Platino Products

Medicare Advantage beneficiaries who are granted Medicaid coverage may elect to transfer to the Medicare Platino products offered by their preferred carrier or may enroll to Medicare Platino products available to dual eligible individuals. In these cases, the carrier must process a new enrollment for the purpose of transferring the beneficiary of the Medicare Advantage product to Medicare Platino. To the extent possible, such enrollments will be effective on the first day of the month in which the beneficiary's Medicaid coverage is effective. 9

11.3 Effective Date of Medicare Platino Enrollment

The Effective Date for a beneficiary’s Enrollment under a Platino Medicare Plan will fall on the first day of the month in which the name of the beneficiary appears on the CMS Prepaid Premium Plans List and on the first day of the month in which it appears enrolled in the Platino Medicare plan of the carrier in question. 10

11.4 Recovery of Eligibility and Prospective Enrollment

In those cases in which the enrollment of a Platino Medicare beneficiary is canceled due to the loss of eligibility as a Medicaid beneficiary, but recovers that eligibility within a period of two (2) consecutive months, the beneficiary may be enrolled automatically and prospectively under the Platino Medicare plan of the carrier in question. 11

12. RETROACTIVE ENROLLMENT

The retroactive enrollment processes involve the processing of an enrollment in the ASES databases for a period prior to the current eligibility period. It is important to distinguish between the terms granted for the retroactive enrollment processes and the periods of retroactive eligibility granted by the Medicaid Office, as they represent retroactivity in different contexts.

9 See Section 6.8.1 of the Platino Contract.
10 See Section 6.4 of the Platino Contract.
11 See Section 6.6.1 of the GHIP Contract.

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12.1 Retroactive Enrollment for Federal and State Category

Under the federal Medicaid and CHIP programs, and the state funded Commonwealth population, this date may be extended retroactively up to three (3) months prior to the date the enrollment is processed at ASES, provided that the period to be enrolled falls within the period of eligibility granted by Medicaid Office.

In the same subscription file, no more than one subscriber may be included for the same member unless it is a subscription for a current eligibility period and one to three subscriptions for retroactive eligibility periods.

The letters “E” or “C” will be included for retroactive eligibility period enrollments, just like in SYSPREM cases. Retroactive period enrollments will be labeled with the letter “T” in the Special_enroll field.

Each enrollment with retroactive eligibility period will be validated against the member’s eligibility history. Therefore, the insurance carrier’s effective date for each enrollment must correspond to the date of each retroactive period in ASES’s member history.

12.2 Retroactive Enrollment for Platino Plans

For Platino plans, the enrollment may be extended retroactively from six (6) to eighteen (18) months prior to the date on which the beneficiary's enrollment is processed at ASES. That is, the Information Systems Office of ASES may accept an enrollment of a beneficiary of the Platino Plan for up to eighteen (18) retroactive months as long as the limits of the period to be enrolled fall within the period of eligibility granted by the Medicaid Office.

For a better understanding of the concept of retroactivity in eligibility and retroactivity in enrollment as discussed in the preceding sections, Table 1 is provided with the applicable periods granted.

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Table 1: Retroactivity in Eligibility and Retroactivity in Enrollment

PLAN	RETROACTIVITY
	Eligibility		Enrollment
	Yes	No	Yes	No
Federal GHIP (Medicaid and CHIP)	✓ (Up to Three (3) months)		✓ (3) months
State GHIP (State Population)		✓	✓ (3) months
Platino (65 years old, disabled, dual)	✓ (3) months		✓ (6-18) months

13. ENROLLMENT RECORD

The enrollment record that is used by carriers to notify ASES of the enrollment of a beneficiary contains a series of data that are used for the purpose of informing the details of the enrollment made and to verify their accuracy and certainty. A beneficiary can be enrolled in one of two (2) types of plans available:

Table 2: Plan Types

Code	Plan
01	State (Commonwealth Population) y Federal (Medicaid or CHIP).
02	Platino SNP (Special Needs Plan).

Under this diversity of plans, the carriers can offer different products that are identified by their Plan Version number. ASES assigns a Plan Version number for each contracted Platino product. In the cases that fall under any of the GHIP, the Plan Version must be equal to the coverage code assigned to the beneficiaries by the Medicaid Office.

Some of the plans contracted with ASES may require the assignment of Primary Medical Group (PMGs) and/or Primary Care Physicians (PCPs) to beneficiaries by the carriers. The enrollment record includes these fields as well as the Plan Type and Plan Version noted above. The enrollment record also reports the date a beneficiary has been processed by the carrier and the Effective Date of Enrollment.

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14. ENROLLMENT RECORD FIELDS

The record of each beneficiary's enrollment contains the following information that must be provided by the carrier:

1. RECORD_TYPE – In every case, and regardless of the transaction in question, this field requires the insertion of code "E" that identifies the entry as an enrollment record for both new enrollments of beneficiaries and changes on records of beneficiaries previously enrolled.

2. TRAN_ID - This field allows the ASES systems to identify the action to take on the record submitted. It can contain one of the values listed below:

a.     E = New Enrollment. This value identifies that the record is a new enrollment for a beneficiary who has not been previously enrolled or that is currently inactive. It could also imply that this is a retroactive enrollment record for transactions not previously enrolled. For transactions previously enrolled, either by the same or one that is different from the previous enrollment, a "C" would be inserted.

b.    C = Carrier Change. Used when the beneficiary has selected a different carrier than the one in which he/she is presently enrolled. It is also used for initial enrollment in Platino Plans when the beneficiaries were previously enrolled in a GHIP and they opt to change to Platino. It could also identify a retroactive enrollment record in cases that are carried out by a carrier different than that arising from the ASES database or by the same carrier if it has to make a change on a previous enrollment.

c.     P = Changes in the Plan Type. It is used when a member enrolled under a particular carrier changes from a product the carrier offers to one which is identified under a different Plan Type under the same carrier.

d.    V = Plan Version Change. For GHIP carriers, it implies a change from a product the carrier offers to one which is identified under the same Plan Type. This transaction code is also used when a GHIP beneficiary’s coverage code changes. In these cases, the carrier must reissue a health plan ID card displaying the new benefits, and submit a version change enrollment record to ASES where the Version number should be equal to the new coverage code. Failure to submit said information to ASES, will trigger an automatic disenroll of the beneficiary from the carrier that omits the timely submission. While in these circumstances the beneficiary continues being eligible to receive the medical services, the carrier will remain unable to claim a premium payment for said beneficiary until a submission of the required information is performed.

e.     I = PMG (Primary Medical Group) Change. It is used to register, in ASES, a change in the beneficiaries’ selected PMG under the same carrier, Plan Type and Version.

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f.     1 = PCP1 change. It is used to register, in ASES, a change in the beneficiaries’ selected PCP1 under the same carrier, Plan Type, Version and PMG.

g.    2 = PCP2 change. It is used to register, in ASES, a change in the beneficiaries’ selected PCP2 under the same carrier, Plan Type, Version and PMG.

h.    3 = PCP1 and PCP2 change. It is used to register, in ASES, a change in the beneficiaries’ selected PCP1 and PCP2 under the same carrier, Plan Type, Version and PMG.

As we have seen, the content of the Tran_id field determines what type of transaction is going to be executed through the enrollment record sent to ASES. Some of the authorized transactions are broken down below. Table 3 below identifies the information that each change will require and states the fields that will be impacted by each one.

Table 3: Hierarchy Table

TRAN_ID	CARRIER	Plan_Type	VERSION	Primary Center	PCP1	PCP2
E - New Enrollment	Y	Y	Y	Y	Y	O
C - Change Carrier	Must be different from ASES DB	Y	Y	Y	Y	O
P - Plan Change	Must be the same as in ASES DB	Must be different from ASES DB	Y	Y	Y	O
V - Version Change	Must be the same as in ASES DB	Must be the same as in ASES DB	Must be different from ASES DB	Y	Y	O
I - Change Primary Medical Group	Must be the same as in ASES DB	Must be the same as in ASES DB	Must be the same as in ASES DB	Must be different from ASES DB	Y	O
1 - Change PCP1	Must be the same as in ASES DB	Must be the same as in ASES DB	Must be the same as in ASES DB	Must be the same as in ASES DB	Y	N
2 - Change PCP2	Must be the same as in ASES DB	Must be the same as in ASES DB	Must be the same as in ASES DB	Must be the same as in ASES DB	N	Y
3 - Change PCP1 & PCP2	Must be the same as in ASES DB	Must be the same as in ASES DB	Must be the same as in ASES DB	Must be the same as in ASES DB	Y	Y

Legend:
Y = Information required for the transaction type specified.
O = Optional information.
N = Information that should not be sent for the transaction type specified.

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(A) New enrollment ("E"): The system will require all fields related to information about the Carrier, Plan Type, Plan Version, Primary Medical Group and PCP1 to be completed. The PCP2 information will remain as optional information for some cases.

(B) Change of Carrier ("C"): The system will require registering the name of the new carrier and inserting information regarding the Plan Type, Plan Version, Primary Medical Group, PCP1 and PCP2 (optional).

(C) Change of Plan Type ("P"): It will be necessary to insert the same code of the carrier that submits the change with the new information of the Type of Plan that corresponds to the beneficiary. Also, the information of Plan Version, Primary Medical Group and PCP (optional) must be included.

(D) Plan Version Change ("V"): The carrier code and Plan Type information provided must match the information in the ASES databases. Only information regarding the new assigned Plan Version will be provided. Information should also be provided in relation to the Primary Medical Group and PCP1 Center.

(E) Primary Medical Group Change ("I"): Information regarding the Carrier, Plan Type and Plan Version must match the information contained in the ASES databases. Only new information will be sent to ASES regarding the new Primary Medical Group (PMG) that corresponds to the beneficiary.

(F) Change of PCP1 ("1"): It will be necessary that the information of Carrier, Plan Type, Plan Version and Primary Medical Group provided coincide with the information contained in the ASES databases. It will be necessary to submit the new information regarding the change in PCP1 and it will not be necessary to provide information on the PCP2.

(G) Change of PCP2 ("2"): It will not be necessary to provide information about the PCP1. The only information allowed to differ with the one contained in the ASES records will be the one related to the PCP2.

(H) Change of PCP1 and PCP2 ("3"): It will be necessary to submit new information regarding the assigned PCP1 and PCP2. The information provided regarding the other fields should remain unchanged.

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3. PROCESS_DATE – Process Date. Refers to the date on which the beneficiary contracted the coverage services with the corresponding carrier. It also refers to the date on which the carrier processed a change in PMG, Plan Version, Plan Type or PCP.

4. REGION – Contains the region code assigned by ASES. This code must correspond to the region assigned to the beneficiary in the ASES database. ASES is responsible for assigning this code to Platino carriers. The Platino Plan carriers obtain this code directly from ASES after a request process initiated for these purposes. See Table 4 below for more information about the Region Codes.

Table 4: Region Codes

Region Name	Region Codes Used in the Data	Region Codes Used for the Filenames
North	A	AR
Metro-North	B	BA
East	E	ES
Northeast	F	FA
San Juan	J	SJ
Southeast	G	GU
Southwest	S	SO
Special	P	PX
West	Z	MA

5. CARRIER – Two digit carrier code assigned by ASES to each of the carriers with the purpose of identification.

6. MEMBER_PRIMARY_CENTER – Up to four digits code assigned by carrier to identify their Primary Medical Groups (PMGs). Not required for some Plan Types/Versions.

7. ODSI_FAMILY_ID – Eleven digit family identification code assigned by the Medicaid Office. This is the first part of the identifier for the beneficiaries in the ASES database. Platino carriers obtain this code from the ASES query response.

8. MEMBER_SSN - Social Security number of the member. It is required that this number matches with the one for the member in the ASES database.

9. MEMBER_SUFFIX – Two digit number which identifies a member within a family. This is the second part of the identifier for the beneficiaries in the ASES database.

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10. EFFECTIVE_DATE – Date in which the carriers start providing coverage for the beneficiary under the enrolled Plan or the change for which the enrollment record was submitted becomes effective. For the Federal GHIP population, this date will be on the first of the month that the beneficiary applied for services coverage. For the GHIP population funded solely through state funds, this date will concur with the Certification Date. This date also refers to the date in which the PMG, PCP or Plan Version change becomes effective. For Tran_Id’s other than “E” in GHIP enrollment the Effective Date must be 1st of the month following the enrollment.

11. PLAN_TYPE – Plan Type code that identifies the one under which the member is enrolled.

12. PLAN_VERSION – Plan version code that identifies the one under which the member is enrolled.

13. MPI- Master Patient Index. It is a unique number that identifies a member in the ASES and Medicaid Office’s databases.

14. PCP1 – Fifteen digit number assigned by carriers. It is used to identify the PCP1 selected by the beneficiaries.

15. PCP1_EFFECTIVE_DATE – Date in which the PCP1 assignment became effective. If there is a change of PCP1, the initial PCP1 Effective Date will be kept until the Effective Date of the PCP1 Change has been reached.

16. PCP2 – Fifteen digit number assigned by carriers. It is used to identify the PCP2 selected by the beneficiaries.

17. PCP2_EFFECTIVE_DATE – Date in which the PCP2 assignment was effective. If there is a change of PCP2, the initial PCP2 Effective Date will be kept until the Effective Date of the PCP2 Change has been reached.

18. FAMILY_PRIMARY_CENTER – PMG assigned by the carrier to the beneficiary.

19. FAM_PRIMARY_CENTER_EFF_DATE – Date in which the assignment of the beneficiary’s PMG became effective.

20. IPA_PCP_CHANGE_REASON – Not in use currently.

21. INDICADOR MEDICARE – Required for Platino enrollments only. (01=A&B, 03=A, 09=B).

22. NÚMERO HIC – Medicare Health Insurance Claim Number. It is required for Platino beneficiaries’ enrollment.

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23. IPA_ESPECIAL – A code “1” indicates that the member is assigned to a special IPA which is not the family IPA. Used for GHIP enrollment.

24. CONTRACT NUMBER – Contract number assigned by the carrier. It should be the number by which the member is identified in the carriers’ ID card and internally in their database.

25.  SPECIAL ENROLL – It is used to identify (1) the enrollment for newborns that are beneficiaries of the Federal CHIP Program; (2) to process the cases of utilization before the Certification Date (emergencies) for the federal population and (3) to identify the cases of retroactive periods under MAGI. The inclusion of an “N” in this field will allow the enrollment of the newborn from his/her birthdate. The inclusion of an “E” will allow the enrollment of emergency cases from the Eligibility Effective Date notified by the Medicaid Office and the insertion of a “T” will allow the enrollment on a retroactive period under MAGI.

26. Other data elements complimented by ASES – When a beneficiary’s record is validated, the ASES system enters the following data in the enrollment record:

a.	Reject Identifier - As a result of the validations, the record could be accepted or rejected. This field contains the codes that specify the result of said validation.

"A" = Accepted;
"M" = Accepted Retroactively;
“T” = Retroactive Eligibility Period Enrollment
"R" = Rejected;

Identifier = “A”
Identifies an accepted enrollment that will be applied on a current or future effective date. In this case, the update process moves the enrollment fields of the carrier, Plan Type, Plan Version, PMG and PCP to the fields intended for new enrollments in the beneficiary record. Until such time as the new Effective Date is reached, the beneficiary will remain under the current enrollment condition (same carrier, Plan, Version, PMG and PCP). During the end-of-month cycle, the new fields are moved to the current fields and the enrollment becomes effective.

Identifier = “M”
Indicates a retroactive enrollment. In these cases, Enrollment data (Carrier, Plan Type, Plan Version, PMG and PCP) are updated directly in the beneficiary's historical record.

Identifier = “T”
Under MAGI, it identifies a successfully processed retroactive enrollment.

Identifier "R"
In cases when an enrollment record is not successfully processed because an error has been identified, it indicates a record returned for correction.

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b. Record Key – Internal number assigned by the ASES system.

c. Error Codes one (1) to ten (10) – It is possible to record up to ten error codes.

d. Update Date – Date for which the validation is run. Corresponds to the date of the daily cycle the validation run was a part of.

e. Update User – ASES internal user code.

15. REJECTION OF AN ENROLLMENT RECORD

An enrollment record related to any type of enrollment, modification or update transaction could be rejected if it does not pass the validation tests at the ASES systems. As mentioned above, rejected enrollments are sent daily to carriers in a file (.rjc) that includes error codes for records that have not successfully passed the validation process. Carriers must correct identified errors and resubmit the corrected records to ASES with the next file submission, meaning the next business day. For the adequate correction of these errors please refer to the Error Codes Table provided in Section 22.

16. REJECTED ENROLLMENTS MANAGEMENT

The daily process of carriers in relation to rejected enrollments should include:

(1)	Receipt of rejected enrollment records;
(2)	Evaluation of rejection codes received;
(3)	Identification of situations in which rejection is not clear for consultation with ASES;
(4)	Timely correction of identified errors;
(5)	Transfer of the corrected records to ASES in a 24 hour period.

17. ERROR CODES

This section addresses the error codes produced by the ASES validation process. In addition to the error codes known so far and as a result of the new changes involved in the implementation of MAGI, two (2) new error codes have been introduced and could appear as the result of the processes of validation and verification of the enrollment records.

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18. NEW ERROR CODES UNDER MAGI

Code 023: If code "T", corresponding to a retroactive transaction, has been entered in the "Special Enroll" field, the field “Tran_ID” should be filled with code “E” or “C”, accordingly.

Code 109: In the 'Special Enroll' field it is necessary to insert a 'T' code when dealing with transactions for retroactive eligibility periods (1, 2 or 3). The notification of this error suggests that the "T" code was not found in the field 'Special Enroll' for an enrollment corresponding to retroactive eligibility periods on eligibility history files.

19. ERROR CODES TABLE

The following table contains the error codes produced by the validation program. Additional descriptions and possible corrective actions have been included to assist in the correction process.

Table 5: ErrorCodes

Error Code	Error Message	Additional Description	Possible Corrective Actions
011 (Record Type)	Invalid Record Type Code.	This field is required to be filled with code “E” in every case.	Fill with code “E”.
021 (Tran_ID)	Tran_ID field is blank.	This field is required to be filled with information about the type of transaction being processed.	Fill this field with the corresponding code.
022 (Tran_ID)	Invalid “Tran ID”.	An invalid transaction code has been identified.	Fill this field with a valid transaction code.
023 MAGI	If the field “Special Enroll” has been filled with code “T”, then the field “Tran_ID” should contain code “E” for new enrollments or code “C” if the transaction is about a carrier change.	For retroactive transactions (“T”), the field Tran_ID should be filled with code “E” or “C”, accordingly.	Verify and correct the information contained in the field.
031 (Process_ Date)	Process date field is blank.
032 (Process_Date)	Invalid process date.
033 (Process_Date)
Except for the cases about newborns, for GHIP transactions, the process date should be lesser or equal to the effective date of the new enrollment or the change that is notified and greater or equal to three months before the effective date.

For GHIP (Plan Type = 01) the process date should be lesser or equal to the effective date of the new enrollment or the change notified. The process date should fall within three (3) months before the effective date.
Compare the process date with the effective date of the new subscription or the change about the record notified.

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034 (Process_Date)	For GHIP transactions with Tran_Id = “E” and process date greater or equal to ‘11/16/2006’, the effective date cannot be equal to ‘11/01/2006’.	Special code for the coverage code conversion of November 2006.	Verify the effective date.
035 (Process_Date)	For Platino transactions, the process date should be within three (3) months before the effective date.
For Platino (Plan Type = 02 or 03) the process date should be before the effective date. The process date of the new enrollment or change in the enrollment record should fall within three months before the effective date.
Compare the process date to the effective date and correct.
041 (Region)	Region code field is blank.		Fill the field with the corresponding region code.
042 (Region)	Invalid region code.		Verify and fill the field with the corresponding region code.
051 (Carrier)	Carrier code field is blank.		Verify and fill the field with the corresponding carrier code.
052 (Carrier)	Invalid carrier code provided.		Verify and fill the field with the corresponding carrier code.
053 (Carrier)	The carrier has notified that a change of carrier has been performed but the carrier notifying the change is the same as the one registered in ASES’s database.	The enrollment has code “C” (carrier change) in the “Tran_ID” field and the carrier is the same as the one identified in the beneficiary’s record in ASES.
Verify if the record should have been sent with another “Tran_ID” (V or I, for example). If that’s not the case, the beneficiary is already enrolled in the database with the submitting carrier and no further action is required.

054 (Carrier)
If the “Plan Type” = 01, the “Tran_ID” is “C” or “D” and the enrollment effective date (“Effective Date”) is in the future, this date should on or before the first of the month three months in the future from the current date.
		The future disenrollment or carrier change transactions should have effective dates on or before the first of the month three months in the future from the current date.	The effective date of the future disenrollment or carrier change transactions should fall on or before the first of the month three months in the future from the current date.
061 (IPA o PHO code)	It has been identified that the “Tran_ID” is “E”, “C”, “P”, “V” or “I”. These changes require that the Primary Medical Group (PMG) field contains PMG information.	Specifying the Primary Medical Group is required when the enrollment for a GHIP carrier, or a Platino carrier for which the PMG is required, has a “Tran_ID” “E”, “C”, “P”, “V” or “I”.	Provide the corresponding PMG code.

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062 (IPA o PHO Code)	The “Tran_ID” is “1”, “2” or “3” and the specified PMG is different from the PMG enrolled in the ASES databases.	The enrollment is about a PCP change but the transaction contains a PMG different from the one that is currently enrolled in the ASES records.
The PCP changes are accepted in the ASES databases if the record concurs with the carrier code, Plan Type, Version and PMG that is registered in the current data. Verify if the intention is to change both the PMG and the PCP and submit a PMG change (Tran_ID=I) with new PMG and PCP codes. If that is not the case, then correct the PMG field.

063 (IPA o PHO Code)	The “Tran_ID” is “I” and the Primary Medical Group (PMG) specified is equal to the Primary Medical Group stated in the current data from the ASES databases.	The carrier has sent a PMG change related to a beneficiary but the PMG stated in the current data from ASES databases concurs with the one sent.
Verify if the record should have been sent with another “Tran_ID”. If that is not the case, the beneficiary is already enrolled in the databases with the corresponding PMG and no further action is required

064 (IPA o PHO Code)	If the transaction is about a disenrollment (Tran_ID=”D”), the field “Member Primary Center” should be blank.		Verify if the transaction is about a disenrollment. If that is the case, remove the PMG information.
071 (ODSI_Family_ID)	“Family ID” information is required and the corresponding field is blank.		Include the eleven (11) characters code corresponding to the “Family ID” assigned by ASES.
072 (ODSI_Family_ID)	The “Family ID” code provided does not contain eleven (11) characters.		Include the eleven (11) characters code corresponding to the “Family ID” assigned by ASES.
073 (ODSI_Family_ID)	The “Family ID” was not found at the region specified.	The “Family_ID” was not found under the corresponding region in the ASES eligibility records.	Verify if the “Family ID” sent is the correct one. Verify if the region code corresponds with the beneficiary.
081 (Member_SSN)	The beneficiary’s social security number is required and the field is blank.		Include the beneficiary’s social security number.
082 (Member_SSN)	The beneficiary’s social security number does not contain nine (9) characters.	Verify this information and provide the beneficiary’s social security number.

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091 (Member_Suffix)	The information related to the suffix that identifies the beneficiary is required and the corresponding field is blank.		Provide the suffix that identifies the beneficiary.
092 (Member_Suffix)	The suffix that identifies the beneficiary that was provided by the carrier does not contain two (2) characters.		Provide the two (2) characters suffix that identifies the beneficiary.
093 (Member_Suffix)	The suffix that identifies the beneficiary was not found in the ASES eligibility records databases under the region and family identifier specified.	A record for the beneficiary’s suffix was not found, under the region and family identifier specified, in the ASES database.	Verify that the suffix assigned in the carrier’s database concurs with the one registered in the ASES database. If the “Family_ID” contains an error this error code will appear.
101 (Effective_Date)	The effective date information is required and the field is blank.		Provide the effective date.
102 (Effective_Date)	Invalid Effective Date.		Provide a valid effective date.
103 (Effective_Date)	For new enrollments under a GHIP plan, the effective date should be before the daily run date (“Run Process Date”) at ASES.
For a new enrollment under the GHIP plan (Plan Type=01) and Tran_ID=E the effective date should be before the daily run date at ASES. It is presumed that a beneficiary has been enrolled with the carrier before the enrollment record has been sent to ASES. The new enrollments should not be sent with future effective dates.
Verify the dates and proceed to correct.
104 (Effective_Date)
For transactions related to the GHIP plan (Plan Type=01) which  “Tran_ID” is not “1”, “2”, “3”, “E”, “O” o “D”, the effective date should be after the enrollment process date and it should be on the first of the following month.

Only applies to GHIP plans and only when the transaction is not about a PCP change, a new enrollment or a disenroll (“D”).

For transactions related to the GHIP plan (Plan Type=01) which  “Tran_ID” is not “1”, “2”, “3”, “E”, “O” o “D”, the effective date should be after the process date and it should be on the first of the following month after the process date at ASES.
Verify the dates and proceed to correct.
105 (Effective_Date)	The Platino plans enrollment effective date that does not have Tran_ID “1”, “2”, “3" or "D", should be on the first of the month of the beneficiary’s enrollment.		Verify that the Platino enrollment effective date is on the first of the month of the beneficiary’s enrollment.
106 (Effective_Date)	For a disenrollment transaction (TRAN_ID=”D”), the transaction effective date should be on the first of the following month.
107 (Effective_Date)	The enrollment effective date of the transaction sent should fall within the family group’s last eligibility period.	The eligibility of the family, to which the beneficiary corresponds, was cancelled after the effective date of the enrollment sent.	These cases will be submitted as candidates for enrollment in the historical data under the enrollment system (SYSPREM).

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109 MAGI (Effective_Date)	A code ‘T’ was not included in the ‘Special Enroll’ field and a SYSRETRO record, specifying an eligibility period that covers the enrollment effective date sent by the carrier, has been identified.	A code ‘T’ was not included in the ‘Special Enroll’ field for an enrollment that corresponds to a SYSRETRO period.	Verify if the transaction is about a retroactive enrollment under MAGI. If that is the case, include code “T” in the “Special Enroll” field.
10A (Effective_Date) Emergencias
If the field “Special_Enroll” =”E”, then, for GHIP beneficiaries funded through state funds, the effective date should be greater or equal than the Certification Date. For federally funded GHIP beneficiaries (Medicaid and CHIP), the Effective Date should be greater or equal than the Eligibility Effective Date.
		For emergency cases the effective date cannot be before the certification date (State funded GHIP) or the eligibility effective date (Federally GHIP, Medicaid and CHIP).	Verify the effective dates and certification date and proceed to correct.
10B (Effective_Date)	If the field “Special_Enroll” =”N”, the effective date should be greater or equal than the beneficiary’s birth date and it should not surpass the period of a year calculated from the birth date.	The newborn enrollments’ effective date cannot be before the birth date nor can it extend for more than one (1) year calculated from the birth date.	Verify that the effective date concurs with the birth date and that it does not surpass the period of one (1) year calculated from the birth date.
111 (Plan_Type)	The Plan Type code is required and the field is blank.		Include the required information related to the Plan Type.
112 (Plan _Type)	The provided Plan Type code does not contain two (2) characters.		Verify and provide the corresponding Plan Type code.
113 (Plan_Type)	The provided Plan Type, Carrier Code and Plan Version are incorrect.
The enrollment records are required to correspond with the Plan Type and Plan Version contracted with ASES by the carrier.

The Plan Version code, for Platino plans, should concur with the Plan Version code assigned by ASES; for GHIP plans, this code should equate to the coverage code assigned by the Medicaid Office.
Verify this information and correct.
114 (Plan_Type)	For disenrollment transactions (Tran_ID =”D”), code “01” (GHIP) should be included in the “Plan Type” field.		Verify the transaction type and include code 01 (GHIP) in the Plan Type field.
121 (Plan_Version)	The Plan Version code is required and the field is blank.		Include the information corresponding with the Plan Version.
122 (Plan_Version)	The Plan Version code does not contain three (3) characters.		Verify the information and provide the three (3) characters code corresponding to the Plan Version.

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123 (Plan_Version)	The provided Plan Version code is invalid for the specified Effective Date.	The Plan Version code should be one that is active at the Effective Date indicated.	Verify the Plan Version code and/or Effective Date.
124 (Plan_Version)	Invalid Plan Version code. If the transaction is about a disenrollment (Tran_ID=”D”), the plan version code should be 001.	If the transaction is about a disenrollment (Tran_ID =D), then the Plan Version field should contain the code “001”.	Verify the transaction type and include the corresponding code.
131 (MPI)	The provided “MPI Number” does not contain thirteen (13) characters.		Verify the included code. Provide the thirteen (13) characters code of the corresponding MPI Number.
132 (MPI)	The “MPI Number” does not concur with the ASES records for the region specified.		Verify that the correct MPI Number has been provided. Verify if the region code sent corresponds with the region to which the beneficiary corresponds.
141 (PCP1)	The PCP1 field is blank and the transaction is not type “2” or “D” (which require this field to be blank).	The PCP1 field should not be blank if the PCP1 is required and the transaction is not type “2” or “D”.	Verify the transaction type and include the corresponding PCP1 code.
142 (PCP1)	The PCP1 should be blank when the Tran ID is “2” or “D”.	If the transaction is about a PCP2 change or a disenrollment, the PCP1 field should be blank.	Verify the transaction type. If the transaction is about a PCP2 change, remove the information included in the PCP1 field.
151 (PCP1_Effective Date)	The PCP1 field is blank and the Tran_ID is neither “2” nor “D”.	The PCP1 field is blank or the provided date is invalid in a transaction for which the PCP1 information was required.	Verify and correct.
152 (PCP1_Effective Date)	An invalid effective date was provided for the PCP1 Effective Date and this information was required.	The PCP1 effective date field is blank or the provided date is invalid.	Verify the error and correct.
153 (PCP1_Effective Date)	There is information in the PCP1 effective date field and the transaction is not about a PCP2 change or a disenrollment and the PCP1 is not required.	The PCP1 effective date should be blank when the enrollment does not imply a PCP2 change and the PCP1 is not required.	Verify and correct.
154 (PCP1_Effective Date)	The field corresponding with the PCP1 effective date should be blank when the transaction is about a PCP2 change or a disenrollment.	The PCP1 effective date should be blank when the transaction is about a PCP2 change or a disenrollment.	Verify and correct.

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155 (PCP1_Effective Date)	For transactions of new enrollment, the PCP1 effective date should be before the daily run process date at ASES.
For the GHIP plan (“Plan Type=01”) the date for a new enrollment should be before the daily run process date at ASES. It is presumed that the beneficiary was enrolled before the enrollment record was sent to ASES. New enrollment records are not performed with future dates.
Verify and correct.
156 (PCP1_Effective Date)	Barring new enrollment transactions, the PCP1 effective date should concur with the first day of the following month.	For transactions about a PCP1 change, the PCP1 effective date should be on the first day of the month following the notification of the change.	Verify the effective date provided for the PCP1 change.
157 (PCP1_Effective Date)	If the PCP1 field is not blank, the field corresponding with the PCP1 effective date should not be blank.	When there is data in the PCP1 field, there should be a valid date in the PCP1 effective date field and vice versa.	If the transaction is about the PCP1, verify and include the information in the appropriated field.
158 (PCP1_Effective Date)
For enrollments having Tran_ID 'E','C' or 'I', in which the PCP1 field is not blank, the PCP1 effective date should be equal to the effective date of the enrollment to be applied. For enrollments having Tran_ID 'P','V','1','3', in which the PCP1 field is not blank, the PCP1 effective date  should be greater or equal than the existing enrollment effective date.

For enrollments having Tran_ID 'E','C' or 'I', in which the PCP1 field is not blank, the PCP1 effective date should be equal to the effective date of the enrollment to be applied. For enrollments having Tran_ID 'P','V','1','3', in which the PCP1 field is not blank, the PCP1 effective date  should be greater or equal than the existing enrollment effective date.
Verify the provided PCP1 effective date.
161 (PCP2)	The PCP2 field is blank and the transaction is about a PCP2 change or a PCP1 and PCP2 change (Tran_ID= “2” or “3”).	The transactions about a PCP2 change or a PCP1 and PCP2 change require information in the PCP2 field.	Verify and include the information missing in the PCP2 field.
162 (PCP2_Effective Date)	The PCP2 field should be blank when the transaction is not about a PCP2 change or a PCP1 and PCP2 change (Tran_ID= “2” or “3”).	If the transaction is about a PCP1 change or a disenrollment (Tran_ID=“1” or “D”) the PCP2 field should be blank.	Verify if the transaction is about a PCP1 change or a disenrollment. If that is the case, remove the information from the PCP2 field.
171 (PCP2_Effective Date)	The PCP2 effective date field is blank and the transaction is about a PCP2 change or a PCP1 and PCP2 change (Tran_ID “2” or “3”).	The transactions about a PCP2 change or a PCP1 and PCP2 change (Tran_ID “2” or “3”) require a valid effective date in the PCP2 effective date field.	Verify and correct.
172 (PCP2_Effective Date)	Invalid PCP2 effective date.	An invalid date has been found in the PCP2 effective date field.	Verify the PCP2 effective date and correct.
173 (PCP2_Effective Date)	For transactions of new enrollment in which the PCP1 field is not blank, the PCP2 effective date should be before the daily run process date at ASES.
For new enrollments (Tran_ID=E) under a GHIP plan (“Plan Type=01) the PCP2 effective date should be before the daily run process date at ASES. It is presumed that the beneficiary was enrolled before the enrollment record was sent to ASES. The system will not be able to process new enrollments with future dates in this field.
Verify these dates and proceed to correct.

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174 (PCP2_Effective Date)	Barring new enrollment transactions, the PCP2 effective date should concur with the first day of the month following the notification of the change.	For transactions about a PCP2 change, the PCP2 effective date should be on the first day of the month following the notification of the change.	Verify that the PCP2 effective date is on the first day of the month following the notification of the change.
175 (PCP2_Effective Date)	If the PCP2 field is not blank, the field corresponding with the PCP1 effective date should not be blank and vice versa.	When there is data in the PCP2 field, there should be a valid date in the PCP2 effective date field and vice versa.	Verify the related fields and proceed to include the missing information.
176 (PCP2_Effective Date)	If the transaction is about a disenrollment (Tran_ID=”D”), then the PCP2 effective date field should be blank.		Verify the transaction type and remove any PCP2 information that is not required.
177 (PCP2_Effective Date)
It has been identified that the beneficiary is already enrolled with another carrier for a date equal or after the Effective Date of the enrollment sent. This error applies to cases of new enrollment and carrier change.
		The beneficiary is already enrolled at ASES with another carrier for a date equal or after the effective date of the enrollment sent.	Verify that the effective date sent to ASES corresponds with the appropriated date.
178 (PCP2_Effective Date)
For enrollments having Tran_ID 'E','C' or 'I', in which the PCP2 field is not blank, the PCP2 effective date should be equal to the effective date of the enrollment to be applied. For enrollments having Tran_ID 'P','V','2','3', in which the PCP2 field is not blank, the PCP2 effective date  should be greater or equal than the existing enrollment effective date.

For enrollments having Tran_ID 'E','C' or 'I', in which the PCP2 field is not blank, the PCP2 effective date should be equal to the effective date of the enrollment to be applied. For enrollments having Tran_ID 'P','V','2','3', in which the PCP2 field is not blank, the PCP2 effective date  should be greater or equal than the existing enrollment effective date.
Verify the provided PCP2 effective date.
181 (Family_Primary_ Center)	For GHIP plans, it is required to provide information about the Family Primary Medical Group.	For GHIP plans, the information about the Family Primary Medical Group is required.	Include the corresponding Primary Medical Group code for the corresponding Family.
182 (Family_Primary_ Center)	The transaction did not require information about the Family Primary Medical Group and information was provided for said field.		Verify the transaction type and remove the information not required from the corresponding field.
183 (Family_Primary_ Center)	If the transaction is about a disenrollment (Tran_ID=”D”), the Primary Medical Group field should be blank.	The transaction is about a disenrollment “D” and there is information in the Primary Medical Group field.	Verify the transaction type and remove the information not required from the PMG field.

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191 (Family_Primary_ Center Effective _Date)	The effective date for the Family Primary Medical Group is clank and the information in this field is required.		Include a valid effective date in the Family Primary Medical Group field.
192 (Family_Primary_ Center Effective _Date)	The Family Primary Medical Group effective date included is not valid.	An invalid date was found in the Family Primary Medical Group effective date field.	Verify the PMG effective date and provide the corresponding date.
193 (Family_Primary_ Center Effective _Date)	The information for the Family Primary Medical Group is not required and there should be no information in this field.	The information for the Family Primary Medical Group is not required and there is information in this field.	If this information should not be sent, remove the information provided in this field.
194 (Family_Primary_ Center Effective _Date)	If the transaction is about a disenrollment (Tran_ID=”D”) this field should be blank.		If the transaction is about a disenrollment, remove the information provided in this field.
200 200 (IPA PCP Change Reason)	If the transaction is about a disenrollment (Tran_ID=”D”), then the PMG or PCP Change Reason field should be blank.	If the transaction is about a disenrollment, then the PMG or PCP Change Reason field should be blank.	If the transaction is about a disenrollment, remove the information provided in the PMG or PCP Change Reason field should be blank.
211 Medicaid_IND	The Plan Version and Type are incorrect. The beneficiary does not receive medical services under Federal Medicaid.
The Plan Version and Type codes provided by the carrier require that the beneficiary is eligible to receive services under Federal Medicaid and the ASES database states that the beneficiary is not eligible for that coverage.
Verify and submit the corresponding information.
221 (Relationship Edit)	Duplicate enrollment.	Two or more enrollment records with the same Family_ID and suffix were identified in the same daily run process cycle at ASES.	Verify this information.
222	The transaction is about a new enrollment and the beneficiary is already enrolled under the same carrier trying to enroll it through this transaction.	The transaction is about a new enrollment and it has been identified that the beneficiary is already enrolled under the same carrier as the one sending the enrollment.	Verify if the record should have been sent with another “Tran_ID” like, for example, “V” or “I”. If that is not the case, the beneficiary is already enrolled and no further action is required.
223	The transaction is about a new enrollment and the beneficiary is already enrolled with another carrier.	The transaction is about a new enrollment (Tran_ID = “E”) and beneficiary records of enrollment under another carrier have been found at the ASES database.	Verify if the enrollment record should have been sent with a carrier change code included in the “Tran_ID”.
224	The beneficiary was not eligible for the effective date indicated by the carrier.		Verify the effective date.
225 (Member_SSN)	The social security number provided was not found in the ASES databases current data.		Verify and correct the social security number.
226 (MPI)	The MPI Number sent was not found in the ASES databases current data.		Verify and correct the MPI Number.

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IV. Enrollments Processes

227 (Plan Type change)	The transaction is about a Plan Type change and the carrier sending it is different from the carrier currently enrolled in the ASES databases.	Only the carrier registered in the ASES database at the moment a Plan Type change is submitted may submit a Plan Type change in the enrollment record.	Verify if the record should have been sent with another Tran_ID.
228 (Plan Version change)	The transaction is about a plan version change (Trans_ID= “V”) and the carrier or plan type submitted do not concur with the data found in the ASES database.
The plan type changes are accepted by the system if they are sent by the same carrier and under the same plan type registered in the current data at ASES.

Only the carrier registered in the ASES database at the moment a Plan Version change is submitted may submit a Plan Version change in the enrollment record.
Verify if the record should have been sent with another Tran_ID.
229 (IPA change)	The transaction is about a PMG change (Trans_ID= “I”) and the carrier, plan type or plan version submitted do not concur with the data found in the ASES database.
The PMG changes are permitted if they are sent by the carrier, plan type and plan version registered in the current data at ASES.

Only the carrier registered in the ASES database at the moment a PMG change is submitted may submit a PMG change in the enrollment record.
Verify if the record should have been sent with another Tran_ID.
22A (PCP1, PCP2 o PCP1 y PCP2 Change)	The transaction is about a PCP1, PCP2 or PCP1 and PCP2 change (“Tran_ID” =“1”, “2” o “3”) and the carrier, Plan Type, Plan Version and PMG do not concur with the current data in the ASES databases.
The PCP changes are permitted under the same carrier, Plan Type, Plan Version and PMG as stated by the beneficiary’s current data at ASES. This error suggests that the beneficiary is currently enrolled under another carrier, Plan Type, Plan Version or PMG in the ASES database.
Verify if the record should have been sent with another Tran_ID.
22B (PCP1 Effective Date; PCP2_Effective_Date)	If the transaction is about a PCP1 and PCP2 change (Tran ID=3), both the PCP1 and PCP2 effective dates should be future or retroactive dates.	Both the PCP1 and PCP2 effective dates should be future or retroactive dates.	Verify the dates for PCP1 and PCP2 and correct.
22D	Invalid date values for enrollments of future effect. This error applies to all the transactions that are not of type “D”.	The PCP, PMG, Plan Version and carrier changes cannot be sent with dates more than four (4) months into the future. This error applies to all the transactions that are not of type “D”.
22E	If the plan type is GHIP (“Plan Type” =01), then the plan version should be equal to the “Coverage Code”.	For the GHIP enrollment record (“Plan Type” 01) the plan version code should concur with the coverage code registered in ASES database for the beneficiary being enrolled.	Verify and correct.

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IV. Enrollments Processes

22F	All GHIP beneficiaries from a same family group will be rejected if a record corresponding to any of them is marked with an error code.
When a GHIP beneficiary’s enrollment record contains an error, every record from beneficiaries belonging to the same family group receives a 22F error code. This has the effect of maintaining all the beneficiary records under a same family record and avoids the partial processing of the family in a same daily run process cycle at ASES.
Verify and correct every additional error identified other than the 22F codes for every GHIP beneficiary in the family.
250 (HIC Number)	If the transaction is about a disenrollment (Tran_ID=”D”) the HIC Number field should be blank.	There should be no information in the “HIC Number” field if the transaction is about a disenrollment (“D”).	If the transaction is about a disenrollment (“D”), remove the information provided in the HIC Number field.
260 (IPA_Special)	If the transaction is about a disenrollment (Tran_ID=”D”) the IPA_SPECIAL field should be blank.	There should be no information in the IPA_SPECIAL field if the transaction is about a disenrollment (“D”).	If the transaction is about a disenrollment (“D”), remove the information provided in the IPA_SPECIAL field.
270 (Medicare Indicator)	If the transaction is about a disenrollment (“Tran_ID” = “D”) the “Medicare Indicator” field should be blank.	There should be no information in the Medicare Indicator field if the transaction is about a disenrollment (“D”).	If the transaction is about a disenrollment “D”, remove the information provided in the Medicare Indicator field.
280	The family should be eligible at the moment the record is being processed.	Family not eligible at the moment the record is being processed.
281	The beneficiary should be eligible at the moment the record is being processed.	Beneficiary not eligible at the moment the record is being processed.
998	Record number is blank.	Transaction without Record Number. Does not constitute an error. No further action required.	No action required.
999	The record number sent does not concur with a previous record number from a previous transfer.	The record number sent does not concur with a record number from a previous transfer. Does not constitute an error. No further action required.	No action required.

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IV. Enrollments Processes

20. DISENROLLMENT (Cancellation)

20.1 Disenrollment under GHIP and Medicare Platino

The process of a disenrollment occurs only when the Medicaid Office determines that a beneficiary is no longer eligible for GHIP or Medicare Platino or in those cases where a disenrollment from the plan is requested by the Carrier or the beneficiary and has been approved by ASES. 12

Medicaid will notify the disenrollment to ASES, and ASES will notify the carrier of the disenrollment. Such notification shall be effected by means of a daily transfer of files to the carrier together with files containing information on new beneficiaries to be enrolled. This will be done within five (5) calendar days after a final determination on the disenrollment. 13
Only the Medicaid Office may notify and cancel eligibility. However, both ASES and the carriers may continue to process disaffiliations that do not have the effect of cancelling the eligibility of a beneficiary to receive medical services.

20.2 Effective Date of Disenrollment:

This is the date, as defined in Section 5.3.3 of the contract signed between ASES and the carriers, in which the coverage of a beneficiary under a contracted carrier ends. The effective date of the cancellation is the date ASES notifies to carriers.

21. GHIP DISENROLLMENT (Cancellation)

21.1 Disenrollment Made by Medicaid Office

A GHIP disenrollment occurs when the Medicaid Office determines that (1) a beneficiary has lost eligibility to receive medical services coverage under the GHIP; (2) the eligibility period granted by the Medicaid Office has expired or (3) a request for re-enrollment has been received from a beneficiary or a new carrier as set forth in Sections 5.3.4 and 5.3.5 of the agreement signed between ASES and the carriers.
In general, a disenrollment will be  notified to the carriers by ASES Any disenrollment shall take effect as of its Effective Date specified in the notice issued by ASES to the carrier in that respect.

In cases where ASES notifies the carrier of the disenrollment on or before the last working day of the month in which the beneficiary's eligibility expires, said disenrollment shall be effective on the first day of the following month.

12 See sections 5.3.4 y 5.3.5 of the GHIP contract between ASES and the carriers.
13 See section 5.3.2 of the contract between ASES and the carriers.

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When the disenrollment is made at the request of the carrier or the beneficiary, as provided in Sections 5.3.4 and 5.3.5 of the contract signed between ASES and carriers, the disenrollment shall take effect no later than the first day of the second month following the month in which the request was made.
Table 6: Examples of GHIP Effective Dates of Disenrollment

GHIP Disenrollment Reason	GHIP Disenrollment Effective Date
Notified by ASES (not notified on the last business day of the month).	Date Specified in the ASES Disenrollment Notification.
Notified by ASES (on the last business day of the month).	First day of the following month.
Requested by Beneficiary or Carrier.	No later than the first day of the second month in which the Carrier or Beneficiary has requested disenrollment.
Death of the Beneficiary	Federal and state funded Commonwealth beneficiaries are disenrolled from the first day after death.
Move of the Beneficiary.	Since the contract covers all regions on the island any move within the island has no impact. If the move causes a change of region, then the effective date is the date notified by Medicaid.
Beneficiary moved outside of Puerto Rico.	Federal and state funded Commonwealth beneficiaries will be disenrolled as of the first day of ineligibility as notified by the Medicaid Office.
Incarceration of the Beneficiary	Federal and state funded Commonwealth beneficiaries will be disenrolled as of the first day of ineligibility as notified by the Medicaid Office.
After completing the pregnancy and post-natal care eligibility extension	If at re-certification a woman becomes ineligible for GHIP and is pregnant, the eligibility is extended for 60 days after the baby is born or after a pregnancy loss.

21.2 Effective Date of the Programmatic Disenrollment (Disaffiliation)

For programmatic purposes of the ASES Information Systems Office, this Disenrollment Effective Date also refers to the day on which a beneficiary ceases to be enrolled under a particular carrier in the ASES databases. This disenrollment takes place in those cases in which the Medicaid Office has sent a change of coverage code for a beneficiary and the carrier has not submitted an enrollment with the new plan version related to the change of coverage.

Although in cases of programmatic disenrollment the eligibility period will continue for the beneficiaries who are disenrolled, the premium payment cannot be processed until a new beneficiary enrollment is sent by the carrier with the information of the new plan version related to the change of coverage.

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IV. Enrollments Processes

22. MEDICARE PLATINO DISENROLLMENT

22.1 Disenrollment by Beneficiary Request

Platino Medicare beneficiaries may under certain circumstances require the termination of the enrollment agreement that covers their services. The Effective Date of these disenrollment will fall on the first day of the month following the disenrollment request. However, in spite of the above, the Effective Date of the Disenrollment shall in no case fall on a date after the first day of the following month after the one in which the beneficiary has made the disenrollment request.

22.2 Automatic Disenrollment

The carrier shall automatically process disenrollment in cases of death of a beneficiary, loss of eligibility, for the causes outlined in Schedule F of the Draft Agreement between ASES and Platino carriers, termination of the eligibility period Granted by Medicaid, or in case of disenrollment of the Medicare Platino product it offers. The Effective Date of the Disenrollment in these cases will fall on the last day of the month in which any of the events mentioned above takes place.

22.3 Retroactive Disenrollment
Retroactive disenrollment occurs exceptionally and only if a beneficiary has been enrollment and is ineligible to receive medical services, in circumstances in which he or she has been retroactively deprived of the Advantage product of the carrier in question and in Cases of incarceration or death of the beneficiary, etc. The Effective Date in these cases is discussed in Table 7 below.

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IV. Enrollments Processes

Table 7: Medicare Platino Effective Dates of Disenrollment'

Reason for Disenrollment	Effective Date of Disenrollment
Death of the Beneficiary	First day after death.
Incarceration of the Beneficiary	First day of ineligibility as notified by Medicaid.
Beneficiary enters or stated in a residential institution under circumstances which rendered the individual ineligible for enrollment in Medicare Advantage, including when an enrollee is admitted to the hospital that (1) is certified by Medicare as a long term care hospital and (2) has an average stay for all patients greater than ninety-five (95) days.
First day of ineligibility as notified by Medicaid.
Beneficiary enrollment while being eligible	Effective Date of Enrollment in the Platino Plan Carriers.
Move of the Beneficiary.	Since the contract covers all regions on the island any move within the island has no impact.
Beneficiary moved outside of Puerto Rico.	First day of ineligibility as notified by Medicaid.
Expedite Disenrollment: - Urgent Medical Need	First day of the next month after determination except where medical need requires an earlier disenrollment.
Expedite Disenrollment: - Non-consensual enrollment	Retroactive to the first day of the month
Expedite Disenrollment: - Disenrollment from the carrier Medicare Platino	Concurrent with the Effective Date of Disenrollment from the carrier Medicare Advantage Product.

23. UPDATES TO NEW ENROLLMENTS AND ENROLLING OMITTED BENEFICIARIES

In cases in which the carrier must update the information previously sent to ASES on a new enrollment, or that it must add a new beneficiary previously omitted, that update must occur on the next Business Day after the information has been updated or a new beneficiary has been added. ASES reserves the discretion of not accepting new additions or corrections to the enrollment data sixty (60) calendar days after the Enrollment Effective Date indicated in the carrier's notification to ASES.

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IV. Enrollments Processes

24. CARRIERS RESPONSIBILITIES IN THE ENROLLMENT PROCESSES

In summary, as part of the enrollment process, it will be the responsibility of the carriers to ensure compliance with the duties described in Table 8 below.

Table 8: Carriers Responsibilities about an Enrollment Transaction

Change or Modification	Action Required
1. Transfer of Daily Eligibility Files.	Daily Update of Eligibility Files in the carrier’s databases.
2. New Enrollments.
GHIP carriers should start the enrollment process with the beneficiary and verify each of the enrollments made including the enrollment of newborns and emergency cases. They must also enroll beneficiaries who have an Effective Date prior to a cancellation period.

3. Carrier Change.
Identify the beneficiaries who have requested a change of carrier and take action on behalf of these. The carrier that lost the beneficiary must identify the loss of the beneficiary in the corresponding file.

4. Changes to the enrollment data. (Change of Plan Type, Plan Version, PMG and/or PCP).
Identify beneficiaries who have changed coverage code, Plan Type, Plan Version, PMG or PCP (1 or 2) and notify these changes. The carrier's system must be updated in accordance with these modifications as failure to do so may lead to the rejection of the enrollment record in future transactions.

5. Change in the demographic data of a beneficiary. This information is received from the Medicaid Office but does not cause a change in the enrollment.	The carrier must update the beneficiary’s record with the new data in its database.
6. Rejected Records	Correct the rejected records.
7. Cancellation of Beneficiary:
Only the Medicaid Office may cancel the eligibility of a beneficiary, having the effect that until such notice of Medicaid is received the beneficiary will remain active in the databases of both ASES and the carriers even when the period of eligibility granted has expired.

Identify the cases of beneficiaries canceled or denied coverage and take action on behalf of these.

The carriers must perform follow-up to the beneficiaries in case the cancellation is caused by the expiration of the Certification Date.

8. Programmatic Disenrollment: Change in the coverage code.
Carriers should identify when a record received has a different coverage code than is recorded in their databases.

In these cases, carriers must assess whether the new coverage code requires the beneficiary to be enrolled in a different "Plan Version". If so, they must re-enroll these beneficiaries under the new "Plan Version" to correspond with the new coverage code. Subsequently, a change of "Plan Version" must be sent to ASES before the end of the current month.

Beneficiaries who are not registered with a "Plan Version" that corresponds with the coverage code will be disenrolled in the run of the end-of-month cycle in the ASES databases.

The carrier should enroll the beneficiaries that have been disenrolled.

9. Beneficiary Disenrollment.
End of Month: When a record of a beneficiary is received with the field corresponding to the carrier empty and it is identified that the beneficiary was previously enrolled in the ASES databases it should be understood that a process of disaffiliation of this beneficiary has been carried out in response to the fact that no information has been received in response to a change of coverage in ASES.

Carrier change: When a beneficiary's data is received with a different carrier code from the one that appears in the carrier’s database, it means that the beneficiary has been enrolled with a different carrier (this usually applies to Platino plans). In this case, the previous carrier must disenroll the beneficiary in its database.

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V. Premium Payment

V.	PREMIUM PAYMENT

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V. Premium Payment

25. PREMIUM PAYMENT

The premium payment system operates under the concept that premiums are calculated and paid only in relation to beneficiaries who are already enrolled before the first day of the month to which the payment corresponds. Beneficiaries enrolled after that date will be considered for the next payment of the corresponding premium.

On a monthly basis, the system performs an automatic execution of payment in which the payment that corresponds to each one of the carriers is calculated by region according to the beneficiaries that are enrolled under each one of the regions in the ASES databases.

Premium payments will be made on the first day of the month following the acceptance of the enrollment by ASES. ASES is not obligated to pay premiums on beneficiaries who are not duly enrolled according to ASES’s databases nor for beneficiaries whose records contain transactions that have been rejected in the ASES databases and have not been corrected within the periods established by contract.

The payment system calculates several payment categories as listed below:

The reconciliation processes carried out with the insurers must be based on the payment file for a given month and must take into consideration the status of the subscriptions of the beneficiaries in ASES. Premium payments will be made on the first day of the month following the acceptance of the ASES subscription.

The payment system calculates several payment categories as listed below:

26. TYPES OF PAYMENT

26.1 Monthly payments

In this case the system produces a payment for those beneficiaries whose enrollment has already taken effect before the first day of the month for which the payment transaction is executed. The execution of premium payment is made on the first day of the month.

26.2 Prorated Payments

Prorated payments are specifically calculated for beneficiaries of the GHIP funded solely through state funds (Commonwealth) who have been enrolled at some point in a month prior to the month in which the premium payments are to be made. The payment in these cases will satisfy a portion of the month and not a month in its entirety. Under the state-funded GHIP a daily prorated premium is calculated from the certification date of the enrollment that falls on that previous month. This type of payment is not made for federal beneficiaries of the GHIP (Medicaid or CHIP) or Platino Plan because under these plans, payments are made based on full monthly periods. The only scenario in which a prorated payment will occur for the federal population will be in cases of a region change.

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V. Premium Payment

However, in the event of a deceased or incarcerated beneficiary, loss of eligibility by exceptions or one that has moved from Puerto Rico’s jurisdiction, all populations including Medicaid, CHIP, and state funded Commonwealth beneficiaries will be subject to the rule of proration regarding effective dates of eligibility and disenrollment.

26.3 Retroactive Payments

These payments are calculated when the Effective Date of the Enrollment falls on a period prior to the month for which the payment transaction is being executed. In other words, this type of payment is executed when payments are identified corresponding to months prior to the month in which a premium payment is made. The retroactive payments will be computed based on the Enrollment Effective Date. GHIP retroactive payments are always made for periods of up to three (3) months before the month of payment. The system will process the premiums for enrolled beneficiaries with an Effective Date prior to the payment date in the case of monthly premiums or prorated premiums that have not been previously paid within the time limits for retroactive payments. Retroactive payments may result in an adjusted payment if they are the result of a carrier's cancelation of a previous enrollment or a region change due to move.

Premiums are paid retroactively when a carrier has submitted a late enrollment in relation to newborn beneficiaries and to cases of utilization prior to the MA-10 Certification Date (emergencies) under the federal portion of the GHIP (Medicaid and CHIP). In the first case the payment can only extend retroactively for up to three (3) months. For the case of emergencies, this payment can only extend retroactively for up to twelve (12) months.

Deemed Newborns- newborns born to a Medicaid-eligible mother shall be provided coverage from the date of birth. The Medicaid identification number of the mother serves as the child's identification number, and all claims for covered services provided to the child may be submitted and paid under such number, unless and until the state issues the child a separate identification number.

26.4 Prorated-retroactive payment

The prorated retroactive payment is calculated taking into consideration the cases in which the Enrollment Effective Date falls on the first month considered for a retroactive payment. This is a partial payment of the first month that starts a series of months of pending payments. Usually, this type of payment is used for GHIP State funded Commonwealth beneficiaries.

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V. Premium Payment

26.5 Adjustments

A payment adjustment is calculated when there is a need to reverse a payment that was awarded to a carrier during a previous premium payment process. It occurs when, as a result of a retroactive payment calculation, a payment made in relation to the same beneficiary is identified within the same period that has been effected under a different carrier, type of plan or Plan Version. The adjustments are calculated for those cases where a beneficiary changes carrier retroactively after ASES had disbursed payment to the first carrier in a previous payment transaction. In these cases an adjustment of premium paid to the first carrier is made.

26.6 Special Adjustments

Generally, the special adjustments are carried out as a result of internal audit processes that reveal that a wrongly adjudicated payment (like for example, deceased beneficiaries or duplicate payments, etc.) must be reverted or that, on the contrary, an omitted payment must be adjudicated.

26.7 Reasons why ASES will not execute a premium payment:

A premium payment will not be executed in favor of a carrier in the following circumstances:

(1)	If the beneficiary is not enrolled in the ASES databases on the first day of the month for which the payment transaction is being executed;
(2)	If the beneficiary is enrolled on a date after the date of payment;
(3)
If the enrollment had been rejected by ASES and a new enrollment was not submitted by the carrier with the relevant corrections  (4) If from of the ASES eligibility data arises that the beneficiary had a cancellation or changed the carrier

26.8 EDI 820 Payment File

The reconciliation process carried out between ASES and the carriers in relation to the payment of premiums must take into account the content of the EDI 820 files. This file is produced monthly by region, carrier and Plan Type. It includes details of the types of payment that correspond to each of the beneficiaries assigned to the carriers contracted for the month in question.

In this file, a distinction is not made about if the payment corresponds to an adjustment from a regular premium payment process or a special adjustment. Thus, in cases when special adjustments proceed, ASES will provide a separated file for the special adjustments to the carrier.

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VI. SYSPREM

VI.	SYSPREM ENROLLMENT IN HISTORICAL DATA

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VI. SYSPREM

27. SYSPREM: ENROLLMENT IN HISTORICAL DATA

Generally, enrollments are applied to the current eligibility data contained in the ASES databases. That is transactions related to federal beneficiaries of the GHIP (Medicaid and CHIP), GHIP beneficiaries covered solely through state funds (Commonwealth) and Medicare Platino are only processed based on a beneficiary's current eligibility period. The eligibility period starts from the first notification of eligibility in ASES, as the first record received about a beneficiary or after a cancellation period in cases of beneficiaries who have been canceled and then re-certified, and extends until a cancellation that is related to say eligibility is made.

When a carrier does not send an enrollment on time or a record is not corrected in a timely manner, the beneficiary's enrollment data will remain unregistered in the ASES databases, which will prevent the processing of the corresponding premium payment. This is due to the fact that the payment system does not make premium payments for beneficiaries who are not enrolled at the moment in which it corresponds to process the premium payment. As an example, in these cases, if a beneficiary is canceled or is enrolled by a second carrier, the first carrier will be prevented, during the validation phase of the system, from enrolling the beneficiary in a period previous to the cancellation or the enrollment from the second carrier. The main function of SYSPREM will be to allow the registration of the beneficiary’s enrollment in historical data in those cases that cannot be processed as current enrollments.

27.1 SYSPREM Functionality

Among the main functions of this system is the identification of enrollment records that are candidates for processing in historical data because they are enrollments that do not correspond to a current period of eligibility.

27.2 Carriers Eligibility File

The carrier's daily eligibility file will include beneficiary information updated in historical data by the SYSPREM subsystem. In these transactions, the Tran_id field will contain an "H" to identify the historical data. Carriers must modify their systems so that the SYSPREM data is not included as current data when processing the eligibility file. Once a transaction is received, which must be processed through SYSPREM, a process of verification and validation of the information that is contained in the record is carried out. Once the validation tests have been passed, the record, in the database, containing the information corresponding to historical transactions is updated. Those records that do not successfully complete the verification processes will be sent in a file of rejected enrollments to the corresponding carrier for correction.

The figure below shows the validation process performed for the purpose of processing a candidate record for SYSPREM.

Enrollment Manual	65

VI. SYSPREM

Figure 2: Validation Process under SYSPREM

27.3 Premium Payment for SYSPREM

The run for the monthly premium payment will include all SYSPREM records that have been processed during the previous month. The payment for these transactions is calculated based on monthly periods from the Enrollment Effective Date of the SYSPREM to:

(1)	The month in which the beneficiary was enrolled with a different carrier,
(2)	The month in which the beneficiary is cancelled or
(3)	Until the date of current billing.

27.4 SYSPREM Error Codes

The following is a breakdown of the Error Codes that will trigger an evaluation under SYSPREM:

Table 9: Primary Error Codes for SYSPREM

Code	Primary Error Description
107	Effective Date prior to the current family eligibility period.
108	Effective date prior to the current beneficiary eligibility period.
280	The family must be eligible in the current eligibility data.
281	The beneficiary must be eligible in the current eligibility data.
177	Enrolled with another carrier on or after the effective date.

Enrollment Manual	66

VI. SYSPREM

Table 10: Secondary Error Codes for SYSPREM

Code	Secondary Error Description
083	Social Security Number Not Found.
093	Suffix not found.
132	MPI Not Found.
222	Currently enrolled with the same carrier
223	Currently enrolled with another carrier
225	Incorrect Social Security Number
226	Incorrect MPI Number
22F	Error found in other beneficiaries of the family (GHIP).

The following is a breakdown of the Error Codes that could appear during an evaluation under SYSPREM:

Table 11: SYSPREM Error Codes

Code	New Error Codes Description
996	Sysprem record successfully inserted in history.
980
The Process Date of the enrollment record must be greater than the Process Date of the previous enrollment record for the beneficiary who appears previously enrolled for the month corresponding to the Effective Date of the enrollment.

981	The beneficiary must not have beneficiaries of his family with errors not acceptable by SYSPREM in the same enrollment file.
982	The enrollment record must not have an Effective Date prior to 01/01/2006.
983	Enrolled in history for the Effective Date of the enrollment record.
984	It is a New Enrollment, the Effective Date is not first of the month and the beneficiary is already subscribed in another carrier at the Effective Date specified.
985	It is a New Enrollment and the Effective Date should be at least as recent as the beneficiary’s Certification Date at the specified Effective Date.
986	For SYSPREM processing, the Enrollment Effective Date should be before the Effective Date of the current enrolled record at the ASES databases.

In summary, SYSPREM will process and/or enroll transactions in history in those cases in which the enrollment cannot be applied to current data or to current periods of eligibility. Some beneficiaries will not appear as enrolled in history because they are not eligible for the Effective Date or because they are enrolled with a different carrier. Carriers need to evaluate the cases rejected by SYSPREM in order to identify errors in the assigned Effective Date and the correctness of the beneficiaries' data included in the enrollment record.

Enrollment Manual	67

ATTACHMENT 11
Per Member Per Month Payments per Region

Region	Contracted PMPM
Metro-North	$183.38
West	$148.99

PUERTO RICO HEALTH INSURANCE ADMINISTRATION COMMONWEALTH OF PUERTO RICO PLANNING AND QUALITY AFFAIRS OFFICE

QUALITY INCENTIVE PROGRAM

FY 2017

Contents

I.	INTRODUCTION	1
II.	REPORTING TIMEFRAMES	2
III.	EVALUATION & POINT DISTRIBUTION	2
IV.	RETENTION FUND & COMPLIANCE PERCENTAGE	3
V.	DEFINITIONS	4
VI.	PERFORMANCE MEASURES	5
VII.	PREVENTIVE CLINICAL PROGRAMS	12
A.	DISEASE MANAGEMENT PROGRAM	12
B.	PHYSICIAN INCENTIVE PLAN	16
VIII.	ER QUALITY INITIATIVE PROGRAM	16
IX.	CONCLUSION	17
X.	APPENDIX A	18

I.	INTRODUCTION

The Puerto Rico Government Health Plan (GHP) is focus on providing quality care services that are patient centered aimed at increasing appropriate use of screening and prevention delivered in a timely manner to all Medicaid, Children’s Health Insurance Program (CHIP) and Medicare-Medicaid Dual Eligible enrollees in Puerto Rico.

 This Quality Improvement Procedure Manual has the sole purpose of providing the necessary guidelines for attaining the required performance indicators for each of the categories measured under the Quality Incentive Program (QIP), as described in Article 12 of the contract executed between the MCO and the Puerto Rico Health Insurance Administration (ASES, by its acronym in Spanish). ASES shall maintain a Retention Fund of the Per Member per Month (PMPM) each month as part of the QIP described in Section 12.5.3. A portion of the retained amount shall be associated with each of the QIP initiatives outlined below:

•	Performance measures (Section 12.5.4.1)

•	Preventive Clinical Programs (Section 12.5.4.2)

✓	Physician Incentive Program

✓	Disease Management Program

•	Emergency Room Use Indicators (Section 12.5.4.3)

 ASES will reimburse the MCO according to compliance with each of the categories of performance indicators in section 12.5.  The Planning and Quality Affairs Office will audit the results of the data in the timeframes stated in Section 12.5 of the Contract for the performance indicators in the following categories: Performance measures, Preventive clinical program measures, and ER Utilization measures. This Manual describes in detail the requirements and the specific metrics for each category of the Quality Incentive Program. The Quality Improvement Procedure Manual will enter in effect the Effective Date of the Contract and will be revised every contract year at ASES’ discretion unless required in another timeframe by law or regulation.

Page 1	Definition reference in this manual are from the Puerto Rico Health Insurance Administration Contract and NCQA (National Committee for Quality Assurance)

II.	REPORTING TIMEFRAMES
Quarter	Incurred Service Time Period	Payment as of:	Submission Date
	Baseline Data Analysis: Calendar Year 2016*		August 30, 2017
Q1	7/1/2017 through 9/30/2017	December 31, 2017	January 30, 2018
Q2	10/1/2017 through 12/31/2017	March 31, 2018	April 30, 2018
Q3	1/1/2018 through 3/30/2018	June 30, 2018	July 30, 2018
Q4	4/1/2018 through 6/30/2018	September 30, 2018	October 30, 2018
*For Performance Measures, the baseline may be adjusted removing members that have reach compliance from January 1st to June 30, 2017.

III.	EVALUATION & POINT DISTRIBUTION

The evaluation process of the QIP is divided in three categories; Performance Measures, Preventive Clinical Programs and Emergency Room Quality Incentive Program. This evaluation methodology has been developed to meet the requirements established in section 23.1 of the GHP Contract. The scale of values per indicator as determined by ASES, is divided in three levels as follows:

For metrics with a value of two (2) points:

•	2 Points = Full compliance with expected goal, meets or exceeds (90%-100%) expected goal as define in the QIP Manual.

•	1 point = Partial compliance, results reported are 70% or over but less than 90% (70.00% - 89.99%) of the established goal.

•	0 point = Fails; results reported are less than 70% (0% - 69.99%) of the established goal.

For metrics with a value of 1 (1) point:

•	1 Points = Full compliance with expected goal, meets or exceeds (90% - 100%) expected goal as define in the QIP Manual.

•	O.5 point = Partial compliance, results reported are 70% or over but less than 90% (70.00% - 89.99%) of the established goal.

•	0 point = Fails; results reported are less than 70% (0% - 69.99%) of the established goal.

The point distribution by program is as follows:

Program	Points
Performance Measures	16
Preventive Clinical Programs	31
ER Quality Incentive Program	5

Page 2	Definition reference in this manual are from the Puerto Rico Health Insurance Administration Contract and NCQA (National Committee for Quality Assurance)

IV.	RETENTION FUND & COMPLIANCE PERCENTAGE

ASES will withhold a portion of the PMPM otherwise payable to the MCO in order to incent the MCO to meet performance targets under the Quality Incentive Program. The retention fund will be reimbursed to the MCO when a determination is made by ASES that the MCO has complied with the quality standards and criteria established by ASES in accordance with 23.1 of the contract. On a quarterly basis the MCO will submit a quarterly Retention Fund Report in accordance to 18.2.9.4 of the contract.

On a monthly basis, ASES will withhold a retention fund equivalent to two (2) percent of the total PM/PM of each region. A portion of the retained amount will be associated with each of the Quality Incentive initiatives outlined below for each of the specified timeframes as per section 22.4.1 of the contract:
Time Period (Incurred service from Contract Term)	Monthly Retention Fund Percentage
7/1/2017 through 6/30/2018	2%
QIP Initiative	Retention Fund Breakdown
Performance Measures	40%
Clinical Programs	30%
Emergency Room Use Indicators	30%

No later than thirty (30) calendar days after receipt of the Contractor’s quarterly reports, ASES shall determine if the MCO has met the applicable performance objectives for each quality incentive initiative for that period. The evaluation result and compliance will determine the percent to be disbursed to the MCO as described in the following table:
Compliance Percent	Disbursement Percentage of Monthly PM/PM
100-90%	100%
89.9-80%	75%
79.9-70%	50%
69.9 and below %	0%

For the first quarter (July 1st to September 30, 2017), ASES will reimburse corresponding period retention fund subject to the submission of the required reporting templates regardless of the compliance with the established goals. This waiver is provided to allow the MCOs to finish the programming, population identification, develop strategies, communication to providers, start interventions with identified members and all other activities related to this QIP necessary to comply with its requirements.

Page 3	Definition reference in this manual are from the Puerto Rico Health Insurance Administration Contract and NCQA (National Committee for Quality Assurance)

V.	DEFINITIONS

The following definitions apply to measures of the Quality Improvement Manual:

1.	Disease Management: An administrative function comprised of a set of Enrollee-centered steps to provide coordinated care to Enrollees suffering from diseases listed in Section [7.8.3] of the Contract.

2.	Hot Spotting: The ability to identify in a timely manner heavy users of the systems and their patterns of utilization to provide targeted interventions and care through mapping data.

3.	Incurred date: Is the date in which the service was provided.

4.
Intervention: activities targeted at the achievement of client stability, wellness, and autonomy through advocacy, assessment, planning, communication, education, resource management, care coordination, collaboration, and service facilitation.

5.	Performance measures: periodic measurement of outcomes and results used to assess the effectiveness and efficiency of quality initiatives on selected indicators.

6.
Per member per month payment (PMPM): The fixed monthly amount that the MCO is paid by ASES for each enrollee to ensure that benefits under the Contract are provided.  This payment is made regardless of whether the enrollee receives benefits during the period covered by the payment.

7.
Preventive Services:  Health care services provided by a physician or other provider within the scope of his or her practice under Puerto Rico law to detect or prevent disease, disability, behavioral health conditions, or other health conditions; and to promote physical and behavioral health and efficiency.

8.
Primary Care Physician: A licensed medical doctor (MD) who is a provider and who, within the scope of practice and in accordance with Puerto Rico Certification and licensure requirements, is responsible for providing all required primary care to enrollees. The PCP is responsible for determining services required by enrollees, provides continuity of care, and provides referrals for enrollees when medically necessary.  A PCP may be a general practitioner, family physician, internal medicine physician, obstetrician/gynecologist, or pediatrician.

9.
Retention Fund: The amount of withhold by ASES of the monthly Per Member per Month Payments otherwise payable to the MCO in order to incentivize the MCO to meet performance targets under the Quality Incentive Program described in Section [12.5.3].  This amount shall be equal to the percent of that portion of the total Per Member per Month Payment that is determined to be attributable to the MCO’s administration of the Quality Incentive Program described in Sections [12.5 and 22.3]. Amounts withheld will be reimbursed to the MCO in whole or in part (as set forth in Sections [12.5 and 22.3]) in the event of a determination by ASES that the MCO has complied with the quality standards and criteria established by Section [12.5].

10.
Special Coverage: A component of Covered Services provided by the MCO, described in Section [7.7], which are more extensive than the Basic Coverage services, and for which Enrollees are eligible only by “registering.” Registration for Special Coverage is based on intensive medical needs occasioned by serious illness.

11.
Quality Incentive Program:  mechanism to improve the quality of services provided to Enrollees. The program shall consist of three (3) categories of performance indicators: performance measures, preventive clinical program measures and ER Utilization measures.

12.	Active Member: GHP member with continuous enrollment during the measurement quarter.

Page 4	Definition reference in this manual are from the Puerto Rico Health Insurance Administration Contract and NCQA (National Committee for Quality Assurance)

VI.	PERFORMANCE MEASURES

The reporting templates for each of the performance measures mentioned below will be provided to the MCO through the ASES ShareFile site. Each reporting template will be in Excel format. ASES shall reimburse the MCO the percent applicable of the Retention Fund, as shown on page 3, in accordance with Section 22.3 of the contract for successful compliance with the performance measures below based upon quarterly evaluation of this criterion.  The MCO shall demonstrate an increase in the measurement year as described in the next table, for the following performance measures:

PM1. Breast Cancer Screening
PM2. Cervical Cancer Screening
PM3. Cholesterol Management
PM4. Diabetes Care Management
PM5. Access to Preventive Care Visits
PM6. Asthma Management
PM7. Follow up after Hospitalization for Mental Health

The Performance Measures reports are based on claims incurred in the measurement period for each region. The MCO shall provide data for each region.

For each reported submission, the MCO shall use the same template that was submitted in previous quarter(s). The MCO may not update data submitted for previous reporting periods.

The MCO will report the amounts individually for each quarter. For evaluation purposes, to determine compliance, ASES will consider cumulative percentages by quarter (roll over). In the event that the MCO achieve the annual goal before the last quarter of the year, the MCO must demonstrate at least any increase in the percentage during the remaining quarter(s).

Definition Requirements by Performance Measure
(Codes are subject to continuous update revision)

PM1. Breast Cancer
Breast Cancer
Definition for Baseline	Total women 50–74 years of age who has not have a mammogram to screen for breast cancer any time on the year prior the measurement year.
Numerator	The number of active women with a Breast Cancer Screening during the measurement period.
Denominator	Indicate the number of active women without a Breast Cancer screening the year prior to the measurement period for whom the screening has not been performed during previous quarters.
Codes	ICD-10-CM Diagnosis: Z12.31 CPT CODES: 77055,77056, 77057 HCPCS: G0202, G0204, G0206

Page 5	Definition reference in this manual are from the Puerto Rico Health Insurance Administration Contract and NCQA (National Committee for Quality Assurance)

PM2.  Cervical Cancer Screening

Cervical Cancer
Definition for Baseline	Total of women 21–64 years of age who were not screened for cervical cancer the year prior to the measurement year.
Numerator	The number of active women in the denominator with a cervical cancer screening during the measurement year.
Denominator	Indicate the number of active women without a Cervical cancer screening the year prior to the measurement period for whom the screening has not been performed during previous quarters.
Codes	ICD-10-CM Diagnosis: Z12.4 CPT CODES: 88141-88143, 88147, 88148, 88150, 88152-88154, 88164-88167, 88174, 88175 HCPCS: G0123, G0124, G0141, G0143-G0145, G0147, G0148, P3000, P3001, Q0091

M3. Cholesterol Management
Cholesterol Management
Definition for Baseline	Total members 18-75 years with a high risk diagnose who have not had a LDL-C test during year prior to the measurement period.
Numerator
Numerator 1: Indicate the number of active members in the denominator with Diabetes Mellitus and a LDL-C test done during the measurement period.
Numerator 2: Indicate the number of active members in the denominator with a Cardiovascular Condition and a LDL-C test done during the measurement period.
Numerator 3: Indicate the number of active members in the denominator with Arterial Hypertension and a LDL-C test done during the measurement year.

Denominator
Denominator 1: Indicate the number of active members with Diabetes Mellitus and without a LDL-C test done the year prior to the measurement year for whom the screening has not been performed during previous quarters.
Denominator 2: Indicate the number of active members with a Cardiovascular Condition and without a LDL-C test done the year prior to the measurement year for whom the screening has not been performed during previous quarters.
Denominator 3: Indicate the number of active members with Hypertension and without a LDL-C test done the year prior to the measurement year for whom the screening has not been performed during previous quarters.

Codes
ICD-10-CM Diagnosis:       Z13.220 & Codes for DM (E10 y E11), CVD (I70, II75), HBP (I10, I11,  I12, I13, I15)

CPT CODES: 80061 - Lipid Panel,  82465 Cholesterol,  83718 HDL Cholesterol, 83719 LDL, 83721 VLDL, 84478 Triglycerides , 83698 Lipoprotein Associated Phospholipase A2, 83700 Lipoprotein, blood; electrophoretic, 83704 quantitation of lipoprotein particle numbers and lipoprotein subclasses when measured.

Page 6	Definition reference in this manual are from the Puerto Rico Health Insurance Administration Contract and NCQA (National Committee for Quality Assurance)

PM4. Diabetes Care Management
Diabetes Care Management
Definition for Baseline
Total members 18-75 years of age with Diabetes Mellitus (E10 Type 1 Diabetes Mellitus  or E11 Type 2 Diabetes Mellitus ) who have not had each of the following the year prior the measurement period: Comprehensive Diabetes Care (CDC):
•          Hemoglobin A1c (HbA1c) testing
•          Eye exam (retinal) performed by an eye care provider ( Z01.01 Encounter Examination of eye)
•          Medical attention for nephropathy – either evidence of nephrology medical evaluation or a nephropathy screening test

Numerator	The number of active members in the denominator who have had a HgA1c Test, Eye Exam and Nephropathy Screening Test during the measurement period.
Denominator
HgA1c Test Denominator: Indicate the number of active members without a HgA1c test the year prior to the measurement year for whom the screening has not been performed during previous quarters.
Eye Exam Denominator: Indicate the number of active members without an Eye Exam the year prior to the measurement year for whom the screening has not been performed during previous quarters. Nephropathy screening test (Urine Microalbumin Testing) Denominator: Indicate the number of active members without a Microalbumin test the year prior to the measurement year for whom the screening has not been performed during previous quarters.

Codes
ICD-10-CM Diagnosis Diabetes: Use the appropriate code family: E10, E11

HbA1C Testing
CPT CODES 83036, 83037,  CPT II Codes 3044F (<7.0%), 3045F (7.0-9.0), 3046F (>9%)

Nephropathy Screening
CPT CODES: 3060F, 3061F, 3062F, 3066F, 4010F
Nephropathy Screening test:82042, 82043, 82044, 84156

Nephropathy Exclusion: CKD stages 4  and 5

Retinal Eye Exam
CPT CODES:   67028, 67030, 67031, 67036, 67039-67043, 67101, 67105, 67107, 67108, 67110, 67112,
67113, 67121, 67141, 67145, 67208, 67210, 67218, 67220, 67221, 67227, 67228, 92002, 92004, 92012, 92014, 92018, 92019, 92134, 92225-92228, 92230, 92235, 92240,92250, 92260, 99203-99205, 9921399215, 99242-99245
CPT II: 2022F, 2024F, 2026F, 3072F
HCPCS S0620, S0621, S0625, S3000

Page 7	Definition reference in this manual are from the Puerto Rico Health Insurance Administration Contract and NCQA (National Committee for Quality Assurance)

PM5. Access to Preventive Care Visits

Access to Preventive Care Visits
Definition for Baseline	Total members who have not had at least one preventive care visit with a PCP the year prior during the measurement period.
Numerator	The number of active members in the denominator with a preventive care visit with a PCP during the measurement period.
Denominator	Indicate the number of active members without a preventive care visit with a PCP the year prior to the measurement period for whom the screening has not been performed during previous quarters.
Codes
ICD-10-CM Diagnosis
"General Medical Exam:Z00.00, Z00.01, Z00.121, Z00.129, Z00.5, Z00.8, Z02.0-Z02.6, Z02.71, Z02.79, Z02.81, Z02.82, Z02.83, Z02.89, Z02.9 "
ICD-10-CM Procedure Other Exams: Z00.5, Z00.8, Z02.0, Z02.2, Z02.3, Z02.4, Z02.5, Z02.6, Z02.71, Z02.79, Z02.81, Z02.82, Z02.83, Z02.89, Z02.9
CPT CODES: 99201-99205, 99211-99215, 99241-99245, 99341-99345, 99347-99350, 9938199387, 99391-99397, 99401-99404, 99411, 99412, 99214, 99304-99310, 99315, 99316, 99318, 99324-99328, 99334-99337
HCPCS G0402, G0438, G0439, G0463, T1015

Page 8	Definition reference in this manual are from the Puerto Rico Health Insurance Administration Contract and NCQA (National Committee for Quality Assurance)

PM6. Asthma Management
Asthma Management
Definition for Baseline
Percentage of members with at least one monthly prescription of drugs use for prevention of bronchial asthma, of all members identified with a reported medical evaluation with a diagnosis of Persistent Moderate or Severe Bronchial Asthma during the baseline year 2016.

Numerator
The amount of members with at least one monthly prescriptions of drugs used for Bronchial Asthma prevention, on active members identified on baseline, with Moderate or Severe Persistent Bronchial Asthma diagnosis during the reporting period.

Denominator	The number of active members on baseline, who are identify with Moderate and Severe persistent Bronchial Asthma for the reporting period.
Codes	ICD-10-CM Diagnosis: J45.4; J45.5 Drugs for prevention of Bronchial Asthma to be provided with the NDC codes.

Page 9	Definition reference in this manual are from the Puerto Rico Health Insurance Administration Contract and NCQA (National Committee for Quality Assurance)

PM7. Follow up after Hospitalization for Mental Health
Follow up after Hospitalization for Mental Health
Definition for Baseline	Percent of members who were discharge of acute mental health care facility and were seen on an outpatient basis by a psychiatrist or a physician within thirty days after discharge.
Numerator
The number of discharges in the denominator followed by an outpatient encounter with a psychiatrist or a physician within thirty days after discharge. (This amount shall include visits performed 30 days after the end of the quarter.)

Denominator	The number of discharges from an acute mental health care facility during the quarter.
Codes	ICD-10 F32.0 – F32.4, F32.9, F33.0-F33.3, F33.41, F33.9

Page 10	Definition reference in this manual are from the Puerto Rico Health Insurance Administration Contract and NCQA (National Committee for Quality Assurance)

The point distribution for each of the measure is as follows:
Program: Performance Measures	Improvement Rate Target FY 2017/2018	Points
PM1. Breast Cancer Screening	Calendar year 2016: Baseline Q2-Q4: Incurred services by quarter Goal: 15% improvement Quarterly reimbursement will be based on achieving a minimum of 5% of the established goal on each trimester.	2 points
PM2. Cervical Cancer Screening	Calendar year 2016: Baseline Q2-Q4: Incurred services by quarter Goal: 15% improvement Quarterly reimbursement will be based on achieving a minimum of 5% of the established goal on each trimester.	2 points
PM3. Cholesterol Management	Calendar year 2016: Baseline Q2-Q4: Incurred services by quarter Goal: 30% improvement Quarterly reimbursement will be based on achieving a minimum of 10% of the established goal on each trimester.	3 points
PM4. Diabetes Care Management	Calendar year 2016: Baseline Q2-Q4: Incurred services by quarter Goal: 30% improvement Quarterly reimbursement will be based on achieving a minimum of 10% of the established goal on each trimester.	3 points
PM5. Access to Preventive Care Visits	Calendar year 2016: Baseline Q2-Q4: Incurred services by quarter Goal: 15% improvement Quarterly reimbursement will be based on achieving a minimum of 5% of the established goal on each trimester.	2 points
PM6. Asthma Management
Calendar year 2016: Baseline
Q2-Q4: Incurred services by quarter
Goal: 7.5 % improvement
Quarterly reimbursement will be based on achieving a minimum increment of
2.5% of the established goal on each trimester.
2 points
PM7. Follow up after Hospitalization for Mental Health	Calendar year 2016: Baseline Q2-Q4: Incurred services by quarter Goal: 9% improvement Quarterly reimbursement will be based on achieving a minimum of 3% of the established goal each trimester.	2 points
Total points		16 points

Page 11	Definition reference in this manual are from the Puerto Rico Health Insurance Administration Contract and NCQA (National Committee for Quality Assurance)

VII.	PREVENTIVE CLINICAL PROGRAMS

The MCO shall comply with the objectives of each of the following Preventive Clinical Programs as stated in the GHP Contract in section 12.5.4.2. The Preventive Clinical Programs are:

A.	DISEASE MANAGEMENT PROGRAM (7.8.3 OF THE CONTRACT)

Disease Management is an approach that aims to provide better care while reducing the costs of caring for the chronically ill. The MCO shall develop a Disease Management Program designed to:

a.	Improve the health of persons with specific chronic conditions and
b.	Reduce health care service use and costs associated with avoidable complications, such as emergency room visits and hospitalizations.

As a first step, the MCOs Disease Management Program needs to identify the population that will be enrolled in each of the selected conditions. Through a Hot Spotting technique the MCO will provide ASES the demographic characteristics and PMG information of identified members who will benefit from a disease management program.

The second step of the MCO’s DM Program is the design of disease management interventions that improve the overall health status of the identified members. The MCO shall develop interventions that impact the following areas: a) Member related (education and patient coaching), b) PCP related (Care Plan discussion and revision) and c) Clinical related measures (UM Review).

For purpose of the Quality Incentive Program Retention Fund, ASES will consider the UM Review metrics described below for compliance and release to the applicable percent of the retained amount for this particular program.

Rule: Report unique patients by category. Patients with multiple conditions will be include only in one Program using the MCO established hierarchy process.

1. Physical Health DM Metrics  A. Percent of Active Severe Members by DM condition

Formula: Total number (cumulative) of active severe members who are participants in DM by condition during the measurement year/ Total number of severe members identified by DM condition on the baseline.

Baseline for FY 2017: Calendar year 2016 members identified as DM Candidate in the category of severe. (Candidate is a members diagnose with a DM condition and categorized as severe that is not a participant in the DM Program.)

The following table defines the baselines, numerator and denominators for the Disease Management conditions to be measured.

Page 12	Definition reference in this manual are from the Puerto Rico Health Insurance Administration Contract and NCQA (National Committee for Quality Assurance)

DM Condition	Baseline	Numerator	Denominator
DM1. Asthma (Bronchial Asthma)	Calendar year 2016 Members with the diagnosis of Asthma in the category of severe	Total number of active members with the diagnosis of Asthma in the category of severe who are participants of the DM Program in the measurement period.	Number of active members with the diagnosis of Asthma in the category of severe as identified in the baseline.
DM2. Diabetes Mellitus (Type 1 or 2)	Calendar year 2016 Members with the diagnosis of Diabetes Mellitus (Type 1 or 2) in the category of severe	Total number of active members with the diagnosis of Diabetes Mellitus (Type 1 or 2) in the category of severe who are participants of the DM Program in the measurement period	Number of active members with the diagnosis of Diabetes Mellitus (Type 1 or 2) in the category of severe as identified in the baseline.
DM3. Congestive Heart Failure	Calendar year 2016 Members with the diagnosis of Congestive Heart Failure in the category of severe	Total number of active members with the diagnosis of Congestive Heart Failure in the category of severe who are participants of the DM Program in the measurement period	Number of active members with the diagnosis of Congestive Heart Failure in the category of severe as identified in the baseline.
DM4. Arterial Hypertension	Calendar year 2016 Members with the diagnosis of Arterial Hypertension in the category of severe	Total number of active members with the diagnosis of Arterial Hypertension in the category of severe who are participants of the DM Program in the measurement period	Number of active members with the diagnosis of Arterial Hypertension in the category of severe as identified in the baseline.
DM5. Major Depression (DEP)	Calendar year 2016 Members with the diagnosis of Major Depression in the category of severe	Total number of active members with the diagnosis of Major Depression in the category of severe who are participants of the DM Program in the measurement period.	Number of active members with the diagnosis of Major Depression in the category of severe as identified in the baseline.
Note: Reference definition for the numerator:

☐Participants = Member contacted by the MCO who have a care plan developed.

Goal: To enroll and maintain in DM program at least 22.5% of active severe members by condition at the end of the year. Quarterly reimbursement will be based on achieving at minimum 7.5% of the established goal by quarter.

Note: The MCO will report the amount of members enrolled each quarter. For evaluation purposes, ASES will add any percentage in excess of the goal on the previous quarter to the next quarter (roll over). Minimum goal per quarter must be achieved.

Page 13	Definition reference in this manual are from the Puerto Rico Health Insurance Administration Contract and NCQA (National Committee for Quality Assurance)

Score: 2 points by condition

B.	UM Metrics

Note: ER Visits and Hospital admissions to be included are those related to or a complication of the DM condition being reported.

1. ER Visit Metrics by region and condition for each Physical Health DM

Formula:  Number of ER Visits of severe identified  DM members  annualized /    x 1,000
Number of DM members with severe  classification

Baseline for FY 2017:  Rate of ER visits of members identified as DM candidate from calendar year 2016

Goal by 2017-2018  Q1-Q4: At least 2 % decrease of active severe members ER visits by condition in each quarter.
Score: 2 points by condition

2. Hospital Admission Metrics by region and condition for Physical Health (2 points)

Formula: Number of hospital admissions of severe DM members  annualized /    x 1,000
Number of hospital admissions of DM members with severe classification

Baseline for FY 2017:  Rate of Hospital Admissions of members identified as DM candidate from calendar year 2016

Goal by 2017-2018 Q1-Q4: At least 2% decrease of active severe members hospital admission by condition in each quarter

Score: 2 points by condition

2. For Mental Health DM Metrics are as follows: A.

Percent of participants with Major Depression

Formula:  Total number of active members with the diagnosis of Major Depression in the category of severe who are participants of the DM Program in the measurement period / Number of active members with the diagnosis of Major Depression in the category of severe as identified in the baseline.

Baseline for FY 2017: Calendar year 2016 members with diagnosis of Major Depression identified as DM Candidate in the category of severe

Page 14	Definition reference in this manual are from the Puerto Rico Health Insurance Administration Contract and NCQA (National Committee for Quality Assurance)

Goal by 2017-2018  Q2-Q4: To enroll and maintain in DM program at least 22.5% of active severe members by condition at the end of the year. Quarterly reimbursement will be based on achieving at minimum 7.5% of the established goal by quarter.

Note: The MCO will report the amount of members enrolled each quarter.For evaluation purposes, ASES will add any percentage in excess of the goal on the previous quarter to the next quarter (roll over).

Score: 2 points

B. UM Metric

Note: Hospital admissions to be included are those related to or a complication of the DM condition being reported.

1. Hospital Admission

Formula: Number of hospital admissions of severe Major Depression in DM  annualized /    x 1000
Number of hospital admissions of members with severe Major Depression

Goal by 2017-2018 Q1-Q4: At least 2% decrease of hospital admissions  of members with severe Major Depression

Score: 2 points

2. Timely and Accurate Hot Spotting Report:
Submit a timely and accurate Hot Spotting Report by region, PMG number, PMG name, PMG population and municipality of residence of members identified as severe in the following conditions:

Physical and Mental Health DM
DM1. Asthma (Bronchial Asthma)
DM2. Diabetes Mellitus (Type 1 or 2)
DM3. Congestive Heart Failure
DM4. Arterial Hypertension
DM5. Major Depression

This report will include for each condition: number of members, percent of the PMGs population, number of active cases and number of interventions.

Score: 1point

Page 15	Definition reference in this manual are from the Puerto Rico Health Insurance Administration Contract and NCQA (National Committee for Quality Assurance)

B.PHYSICIAN INCENTIVE PLAN

Physician Incentive Programs are designed to recognize and reward Primary Care Providers who are committed to Preventive Services and improving the quality of the services to all their members.  The MCO shall design a Physician Incentive Program that addresses the following key objectives:

•
Improve the delivery of care to members for preventive services and chronic conditions • Align with national quality measures such as those of the Centers for Medicare & Medicaid       Services (CMS) and National Committee for Quality Assurance (NCQA).

•	Improve patient Care coordination
•	Electronic Health Record (EHR)

For purpose of the Quality Incentive Program Retention Fund, ASES will consider the process outcomes described by the MCOs’ Incentive Plan and ASES’s requirements described below for compliance and release to the applicable percent of the retained amount for this particular program Process outcome(s) requirements from ASES:

1.	Evaluate 100% of the PCPs (with 100 lives as minimum) through Medical Record Review for compliance with clinical and administrative performance measures identified by the Health Plan.
▪	The MCO will submit quarterly the reports on the number of PCP eligible by region and those scores obtained on the reported quarter.

Score: 1 points

2.
The MCO shall ensure at a minimum seventy percent (70%) of PCP will be in compliance with eighty percent (80%) scorecard on those indicators approved by ASES and included in the  Health Plan Audit during the Contract year.

▪
MCO will provide a list by PMG and by region of the certified PCP eligible for the financial incentive that received the preventive services auditing with the percentage of compliance for each PCP evaluated during the reporting period.

              Score: 1 points

Total points for this program 2 points.

VIII.	ER QUALITY INITIATIVE PROGRAM

The ER Quality Initiative Program shall be design to identify high users of Emergency Services (including behavioral health) to allow for early interventions of members and physician (PCP) in order to ensure appropriate utilization of services and resources. The program design required by ASES for the ER Quality Initiative will be based on the “Hot Spotting Model of the Camden Coalition of Health Providers”. The MCO will submit to ASES for approval a work plan with detailed activities and interventions aimed to High ER Utilizers.  The activities and interventions of work plan shall include, but not limited to, the following:

1.
Educational campaign to educate consumers about healthcare options available to them when a primary care physician isn’t available. The intent of the campaign is to let consumers know the emergency room is not the only alternative when seeking treatment. Options include retail health clinics, walk-in doctor's offices and urgent care centers – all of which, officials say, can provide the same care in less time and less out-of-pocket expense than an ER visit.

Page 16	Definition reference in this manual are from the Puerto Rico Health Insurance Administration Contract and NCQA (National Committee for Quality Assurance)

2.	One on One Care management interventions

3.	PCPs interventions on identifying high users or potential high users of ER services.

4.	Changes on access to urgent care at PCP offices with extended hours or urgent clinics.

For purpose of the Quality Incentive Program Retention fund, ASES will consider the ER Report and UM Metrics described below for compliance and release to the applicable percent of the retained amount for this particular program.

1.	Through a timely and accurate Hot Spotting Report all MCOs will provide ASES the demographic characteristics and PMG information of identified High ER Utilizers by severity level (1 point):

Member identification will be as follows:

Severity Criteria ER Visits
Level 1: Mild	3-6 visits a year
Level 2: Moderate	7-11 visits a year
Level 3: Severe	12 or more visits a year

2.	Ambulatory Visits Rate (2 points):
•	Total Number of Non-Emergency Ambulatory Visits incurred by Active Severe ER Utilizers / Total members on Active Severe ER Utilizers
Baseline: Calendar year 2016: Rate of ambulatory visits per severe ER Utilizers
Goal:     3% quarterly increase in the rate of non-emergency ambulatory visits per severe ER utilizers (Each quarter will be evaluated independently and roll over does not appy to this metric.)

3.	Annualized ER Rate on frequent ER users (2 points):
•	Total Number of ER Visits incurred by members with 7 or more ER Visits / Total members with 7 or more ER Visits x 1,000
•	Baseline: Calendar year 2016: Annual rate per thousand of ER visits of members in moderate and severe categories
Goal:   3% quarterly decrease in number of annualized ER Visits incurred by members with 7 or more ER Visits (Each quarter will be evaluated independently and roll over does not appy to this metric.) Total points in this program 5 points

IX	CONCLUSION

The compliance with the quality categories established in this Manual will be measured and shall be accomplished by the MCO on a quarterly basis. MCO shall comply with the required quarterly metrics in order to receive the reimbursement of the amount retained by ASES for each quarter as defined in Section 23.1 of the Contract.

Page 17	Definition reference in this manual are from the Puerto Rico Health Insurance Administration Contract and NCQA (National Committee for Quality Assurance)

X	APPENDIX A

Disease Management Member Identification and Severity Criteria

Reminder: Events must be related to the DM Condition (based on the diagnosis code)

1.	Asthma (Bronchial Asthma) Member Identification Criteria:

Diagnostic Code:	Medical encounters with any of the following ICD10: J45
Age	5-56
With at least one of the following events:
Medications	4 or more asthma medications
ER	At least one visits (CPT: 99281-99285, 99288)
Hospital Admission	At least one hospital admission (CPT: 99221-99223, 99231-99233, 99238-99239, 99251-99255, 99261-99263, 99261-99263, 99291,99292)
Outpatient visits	At least four (4) outpatient encounters (CPT: 99201-99205, 99211- 99215, 99217-99220, 99241-99245, 99341-99345, 99347-99350, 999382-99386, 99392-99396, 99401-99404, 99411, 99412, 99420, 99429.)

Page 18	Definition reference in this manual are from the Puerto Rico Health Insurance Administration Contract and NCQA (National Committee for Quality Assurance)

Severity  Criteria:
Severity	Hospital Admissions	ER Visits	Outpatient	Pharmacy (Therapeutic categories)
Mild: Comply with all of the following:	0	1	0-3	1
Moderate: Comply with two of the following:	1	2	4-5	2
Severe: Comply with at least one of the following:	≥2	≥3	≥6	≥3 combined categories at least any three months during the baseline year

Exclusions

Patients with emphysema, COPD, Chronic Bronchitis, Cystic Fibrosis and Acute Respiratory Failure

2.	Diabetes Mellitus (Type 1 and 2) Member Identification Criteria

Diagnostic Codes	Medical encounters with any of the following ICD10: E10, E11, E13
Age	0-75
With at least one of the following events:
Medications	1 or more
ER Visits	1 or more
Hospital Admission	At least one hospital admission
Outpatient Visits	2 or more

Page 19	Definition reference in this manual are from the Puerto Rico Health Insurance Administration Contract and NCQA (National Committee for Quality Assurance)

Severity Criteria: At least one of the following
Severity	Hospital Admissions	ER Visits	Pharmacy (Therapeutic categories)	Complications*
Mild: Comply with all of the following:	0	0	1	0
Moderate: Comply with two of the following:	0	1 o 2	2	1-2
Severe: Comply with at least two of the following:	≥1	≥3	≥3	≥ 3
*Diabetes related complications including ophthalmic, renal, cardiovascular, skin and neurological.

3.	Congestive Heart Failure Member Identification:

Diagnostic Code	Medical encounters with any of the following ICD10: I50, I11.0, I13.0, I13.2
Age	≥18
Medications	1 or more
With at least one of the following events:
ER Visit	1 visit or more
Hospital Admission	1 admission or more
Outpatient Visit	1 or more

Page 20	Definition reference in this manual are from the Puerto Rico Health Insurance Administration Contract and NCQA (National Committee for Quality Assurance)

Severity Criteria: At least one of the following
Severity	Hospital Admissions	ER Visits	Pharmacy (Therapeutic categories)	Complications*
Mild: Comply with all of the following:	0	0-1	0-1	0
Moderate: Comply with two of the following:	1	2	2	1-2
Severe: Comply with at least two of the following:	≥ 2	≥ 3	≥3	≥ 3
*CHF related complications including Renal Failure, Heart Valve Disease, Heart Arrhythmia and Liver Disease

Page 21	Definition reference in this manual are from the Puerto Rico Health Insurance Administration Contract and NCQA (National Committee for Quality Assurance)

4.	Arterial Hypertension Member Identification

Diagnostic Codes	Medical encounters with any of the following ICD10: I10, I11, I12, I13, I15,
Age	18+
Medications	1 or more
With at least one of the following events:
ER Visits	1 or more
Hospital Admissions	1 admission
Outpatient visits	1 or more

Severity Criteria: At least one of the following
Severity	Hospital Admissions	ER Visits	Pharmacy (Therapeutic Categories)	Complications*
Mild: Comply with all of the following:	0	0-1	0-2	0
Moderate: Comply with two of the following:	1	1 -4	3	1-3
Severe: Comply with at least one of the following:	≥ 2	≥ 5	≥ 4	≥ 4
*Arterial Hypertension related conditions including Myocardial Infarct, Cerebrovascular Accidents, Arterial Aneurism, Renal Disease, Hyperlipidemia and Metabolic Syndrome

Exclusions

Patients with I11.0, I13.0, I13.2

Page 22	Definition reference in this manual are from the Puerto Rico Health Insurance Administration Contract and NCQA (National Committee for Quality Assurance)

5.	Major Depression

Diagnostic Codes	Medical encounters with any of the following ICD10: F33, F32
Age	≥ 12
Medications	1 or more
With at least one of the following events:
ER Visits	1 or more
Hospital Admission	1 or more
Outpatient Visits	1 or more

Severity Criteria: At least one of the following
Severity	Hospital Admissions	ER Visits	Pharmacy (Therapeutic Categories)	Complications*
Mild: Comply with all of the following:	0	1	1	0
Moderate: Comply with two of the following:	1	2	2	1-2
Severe: Comply with at least one of the following:	≥ 2	≥ 3	≥3	≥ 3
*Complications including chronic pain, chronic physical illness, alcohol or drug abuse, anxiety, panic disorder or social phobias, self-mutilation, suicidal attempts, antisocial disorders

Page 23	Definition reference in this manual are from the Puerto Rico Health Insurance Administration Contract and NCQA (National Committee for Quality Assurance)